UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	05-28-2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual Report
May 28, 2010

American Century Investments®

Strategic Allocation: Aggressive Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Returns	4

Strategic Allocation: Aggressive

Performance	5
Portfolio Commentary	7
Top Ten Stock Holdings	9
Geographic Composition of Stock Holdings	9
Key Fixed-Income Portfolio Statistics	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	41
Statement of Operations	42
Statement of Changes in Net Assets	43
Notes to Financial Statements	44
Financial Highlights	53

Other Information

Board Approval of Management and Subadvisory Agreements	59
Additional Information	65
Index Definitions	66

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

U.S. Stocks Continued to Advance

The U.S. stock market posted positive returns for the six months ended May 28, 2010, thanks to improving economic conditions and unexpectedly strong corporate earnings.

Signs of improvement were evident across many segments of the economy during the six months—manufacturing activity picked up, consumer spending improved, and the unemployment rate began to fall after reaching a 26-year high in October 2009. In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins.

Despite the favorable economic and profit news, the market’s rally was blunted by a pullback over the last six weeks of the period as sovereign debt issues in Europe led to concerns about the sustainability of the economic recovery. Nonetheless, stocks advanced overall, led by double-digit gains for small- and mid-cap stocks (see the table below).

Foreign Stocks Hurt by Sovereign Debt Crisis

In contrast to the domestic market, international stocks fell for the six-month period. The primary factor in the overall decline was currency weakness in Europe—the euro plunged by 18% versus the U.S. dollar amid concerns about the sovereign debt problems in Greece and elsewhere in Europe. Emerging markets held up better than developed markets, though they also posted modestly negative returns. Among developed markets, Japan was the best performer, while European bourses suffered the largest declines.

Bonds Posted Modest Gains

U.S. bonds advanced for the six months, though returns were generally subdued across all sectors. The exception was commercial mortgage-backed securities, which generated double-digit gains as credit conditions in the commercial property sector improved markedly.

Among other bond market sectors, corporate bonds were the best performers, benefiting from the improving economic environment, but their gains were muted late in the period by investors’ shift into less-risky assets in response to the sovereign debt crisis in Europe. Treasury bonds, on the other hand, benefited from the flight to quality, offsetting earlier declines as Treasury issuance increased to fund a widening fiscal deficit. Residential mortgage-backed securities lagged as delinquencies and foreclosures continued to increase.

Six-Month Market Returns*
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	1.53%	Barclays Capital U.S. Aggregate Index	2.08%
Russell Midcap Index	10.41%	Barclays Capital U.S. Corporate High-Yield Index	6.61%
Russell 2000 Index (small-cap)	14.84%	*Total returns for periods less than one year are not annualized and are
Foreign Stocks		based on the period ending May 31, 2010, the date nearest the report
		date for which data are available.
MSCI EAFE Index	–11.09%
MSCI EM Index	–1.74%

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Performance

Strategic Allocation: Aggressive

Total Returns as of May 28, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year(2)	5 years(2)	10 years(2)	Inception	Date
Investor Class	TWSAX	0.66%	16.78%	3.26%	2.42%	6.47%	2/15/96
S&P 500 Index(3)	—	0.40%	20.99%	0.31%	-0.82%	5.65%(4)	—
Barclays Capital U.S.
Aggregate Index(3)(5)	—	2.08%	8.42%	5.33%	6.52%	6.25%(4)	—
Citigroup US Broad
Investment-Grade Bond Index(3)	—	1.81%	7.97%	5.54%	6.66%	6.34%(4)	—
Barclays Capital U.S. 1- to
3-Month Treasury Bill Index(3)(5)	—	0.04%	0.12%	2.68%	2.61%	3.37%(4)	—
90-Day U.S. Treasury
Bill Index(3)	—	0.06%	0.12%	2.52%	2.47%	3.23%(4)	—
Institutional Class	AAAIX	0.75%	16.87%	3.45%	—	2.44%	8/1/00
A Class(6)	ACVAX						10/2/96
No sales charge*		0.46%	16.41%	2.99%	2.16%	5.95%
With sales charge*		-5.31%	9.64%	1.79%	1.55%	5.49%
B Class	ALLBX						9/30/04
No sales charge*		0.15%	15.37%	2.21%	—	3.23%
With sales charge*		-4.85%	11.37%	2.03%	—	3.07%
C Class	ASTAX						11/27/01
No sales charge*		0.15%	15.40%	2.22%	—	3.36%
With sales charge*		-0.85%	15.40%	2.22%	—	3.36%
R Class	AAARX	0.42%	16.06%	2.66%	—	2.60%	3/31/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the periods beginning June 1, 2009 for the one-year returns, June 1, 2005 for the five-year returns, and June 1, 2000 for the ten-year returns.
(3)	Index returns are based on the periods ending May 31, 2010, the date nearest the report date for which data are available.
(4)	Index returns from February 29, 1996, the date nearest the Investor Class’s inception for which data are available through May 31, 2010, the date nearest the report date for which data are available.
(5)	In January 2010, the fund’s benchmarks changed from the Citigroup US Broad Investment-Grade Bond Index to the Barclays Capital U.S. Aggregate
Index and from the 90-Day U.S. Treasury Bill Index to the Barclays Capital U.S. 1- to 3-Month Treasury Bill Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.
(6)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Strategic Allocation: Aggressive

*Ending values through May 31, 2010, the date nearest the report date for which data are available.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.22%	1.02%	1.47%	2.22%	2.22%	1.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Strategic Allocation: Aggressive

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, and Irina Torelli

In May 2010, Richard Weiss joined the portfolio management team for the Strategic Allocation funds. Mr. Weiss is a veteran investment professional with 26 years of experience, most recently as chief investment officer for City National Bank in California.

Performance Summary

Strategic Allocation: Aggressive returned 0.66%* for the six months ended May 28, 2010. The fund’s fractional gain reflected muted returns for many of the asset classes represented in the portfolio—including the broad U.S. stock and bond indices, as well as cash-equivalent investments—coupled with a decline in foreign stocks.

Strategic Allocation: Aggressive’s neutral asset mix throughout the six-month period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In an effort to enhance performance and improve the fund’s ability to meet its investment objective, we typically make modest tactical adjustments to the fund’s actual asset mix. We maintained a conservative tactical allocation for the portfolio over the last six months, with a slight underweight position in stocks and a matching overweight position in bonds.

This continued defensive positioning reflected the increasing uncertainty in our economic outlook, given the mixture of positive (improving corporate earnings growth) and negative (high unemployment and rising fiscal deficits) developments. Overall, however, our tactical positioning had little impact on fund performance during the six-month period as returns in the stock and bond markets were fairly similar, both domestically and overseas.

Stocks Gained Ground

The fund’s equity holdings posted positive results for the six months. As of January 1, 2010, we broadened the diversification of the portfolio’s equity component by adding small positions in small-cap growth and small-cap value stocks, as well as real estate investment trusts (REITs). These additions proved timely as REITs and small-cap issues were among the top-performing segments of the stock market during the six-month period. In particular, REITs generated returns of nearly 20% as economic and credit conditions improved.

The portfolio also benefited from favorable stock selection among large-cap growth stocks, small-cap growth shares, and REITs. Although the fund’s exposure to foreign equities weighed on absolute performance as international stocks declined overall, stock selection in this segment of the portfolio helped mitigate some of the negative impact.

On the downside, our tactical overweight position in growth-oriented stocks—and an underweight position in value issues—detracted from performance as value shares outperformed across all market capitalizations.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

7

Strategic Allocation: Aggressive

We continue to believe that growth stocks will benefit disproportionately as the economic recovery eventually gains traction, so we are maintaining our overweight position.

Stock selection among the fund’s value holdings, particularly in the large-and mid-cap portions of the portfolio, hurt overall results. The portfolio’s mid-cap growth holdings were also notable underperformers for the period.

Bond Component Lagged

The fund’s fixed-income portion advanced for the six-month period but failed to keep pace with the broad bond indices. As stated in the last shareholder report six months ago, we added a strategic weighting in Treasury inflation-protected securities (TIPS) to the portfolio. Although we believe our TIPS exposure will prove beneficial to fund performance over the long term, this strategic weighting was a drag on results over the past six months as benign inflation expectations kept TIPS in check. In addition, an underweight position in high-yield corporate bonds, which performed well during the period, hurt fund performance.

On the positive side, our focus on relative value led us to hold an underweight position in Treasury bonds, where yields were at historically low levels, and an overweight position in high-quality corporate bonds, which were trading at attractive levels relative to Treasury securities. This positioning paid off as Treasury bonds underperformed during the period and corporate bonds outperformed. Within our mortgage-related holdings, an emphasis on commercial mortgage-backed securities and residential mortgage-backed bonds issued by non-government agencies added value.

Outlook

We appear to be facing what some have called a “square root” economic recovery—after a sharp decline in late 2008 and early 2009, the economy enjoyed a robust but brief period of growth, and now we are experiencing a plateau of modest but steady economic activity. The current level of growth is sufficient to keep the economy from sliding back into recession, but not enough to reverse or undo much of the damage caused by the previous downturn.

Additionally, a substantial debt overhang further clouds the global economic outlook. Soaring budget deficits in a number of European countries have led to a crisis in confidence regarding their sovereign debt. In the U.S., many state governments are struggling to balance their budgets amid declining tax revenues, while consumer debt levels remain near record highs. The inevitable continuation of deleveraging is likely to constrain growth going forward.

Consequently, we remain cautious in our tactical allocation. We intend to maintain our current conservative positioning, with a continued underweight in stocks and a corresponding overweight in bonds. We continue to believe that broad-based diversification among asset classes and within asset classes is essential to long-term investing success.

8

Strategic Allocation: Aggressive

Top Ten Stock Holdings
% of net assets as of 5/28/10
Microsoft Corp.	1.1%
Apple, Inc.	1.0%
Exxon Mobil Corp.	1.0%
Johnson & Johnson	0.8%
International Business Machines Corp.	0.7%
Procter & Gamble Co. (The)	0.6%
JPMorgan Chase & Co.	0.6%
Wells Fargo & Co.	0.6%
AT&T, Inc.	0.6%
Bank of America Corp.	0.5%

Geographic Composition of Stock Holdings
% of net assets as of 5/28/10
United States	56.6%
United Kingdom	2.5%
Japan	1.6%
Switzerland	1.5%
Other Countries	13.9%

Key Fixed-Income Portfolio Statistics
As of 5/28/10
Weighted Average Life	6.5 years
Average Duration (effective)	4.3 years

Types of Investments in Portfolio
% of net assets as of 5/28/10
Domestic Common Stocks	56.6%
Foreign Common Stocks & Rights	19.5%
U.S. Treasury Securities	7.9%
Corporate Bonds	7.6%
U.S. Government Agency Mortgage-Backed Securities	3.6%
U.S. Government Agency Securities and Equivalents	1.4%
Commercial Mortgage-Backed Securities	0.6%
Municipal Securities	0.3%
Collateralized Mortgage Obligations	0.3%
Sovereign Governments & Agencies	0.1%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Temporary Cash Investments	1.8%
Other Assets and Liabilities	0.3%
*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 – 5/28/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,006.60	$5.95	1.21%
Institutional Class	$1,000	$1,007.50	$4.97	1.01%
A Class	$1,000	$1,004.60	$7.18	1.46%
B Class	$1,000	$1,001.50	$10.85	2.21%
C Class	$1,000	$1,001.50	$10.85	2.21%
R Class	$1,000	$1,004.20	$8.40	1.71%
Hypothetical
Investor Class	$1,000	$1,018.59	$5.99	1.21%
Institutional Class	$1,000	$1,019.57	$5.00	1.01%
A Class	$1,000	$1,017.36	$7.22	1.46%
B Class	$1,000	$1,013.68	$10.91	2.21%
C Class	$1,000	$1,013.68	$10.91	2.21%
R Class	$1,000	$1,016.13	$8.45	1.71%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Strategic Allocation: Aggressive

MAY 28, 2010 (UNAUDITED)
	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks & Rights — 76.1%			Ryanair Holdings plc ADR(1)	26,697	$ 628,447
AEROSPACE & DEFENSE — 1.7%			SkyWest, Inc.	1,096	16,073
AAR Corp.(1)	968	$ 19,070	Southwest Airlines Co.	11,864	147,588
			UAL Corp.(1)	6,900	138,069
AerCap Holdings NV(1)	13,573	162,740
Aerovironment, Inc.(1)	783	19,606			1,596,345
			AUTO COMPONENTS — 0.3%
Alliant Techsystems, Inc.(1)	891	61,292
			American Axle & Manufacturing
BE Aerospace, Inc.(1)	62,500	1,695,000	Holdings, Inc.(1)	1,263	11,329
Boeing Co. (The)	14,660	940,879	Apollo Tyres Ltd.	307,164	460,543
Ceradyne, Inc.(1)	835	17,994	BorgWarner, Inc.(1)	42,817	1,595,362
Curtiss-Wright Corp.	3,088	102,275	Cooper Tire & Rubber Co.	1,507	28,497
Esterline Technologies Corp.(1)	392	21,035	Lear Corp.(1)	209	14,143
Goodrich Corp.	39,000	2,706,600	Standard Motor Products, Inc.	2,131	17,837
Honeywell International, Inc.	42,780	1,829,701	TRW Automotive Holdings Corp.(1)	22,955	690,486
L-3 Communications					2,818,197
Holdings, Inc.	15,420	1,274,155	AUTOMOBILES — 0.6%
Ladish Co., Inc.(1)	3,427	86,634
			Bayerische Motoren Werke AG	18,520	853,176
Lockheed Martin Corp.	5,200	415,584	Daimler AG(1)	27,970	1,378,733
Moog, Inc., Class A(1)	1,439	47,501
			Ford Motor Co.(1)	70,555	827,610
Northrop Grumman Corp.	22,844	1,381,834	Hyundai Motor Co.	16,741	1,910,556
Precision Castparts Corp.	10,900	1,272,030	PT Astra International Tbk	135,500	609,668
Raytheon Co.	19,471	1,020,475			5,579,743
Rockwell Collins, Inc.	33,687	1,965,300	BEVERAGES — 1.3%
Rolls-Royce Group plc(1)	109,670	932,013
			Anheuser-Busch InBev NV	15,789	755,276
Rolls-Royce Group plc			Boston Beer Co., Inc., Class A(1)	969	64,002
C Shares(1)	10,181,700	14,724
Triumph Group, Inc.	2,339	162,350	Carlsberg A/S B Shares	7,100	536,240
		16,148,792	Cia de Bebidas das Americas
			Preference Shares ADR	4,756	458,193
AIR FREIGHT & LOGISTICS — 0.7%			Coca-Cola Co. (The)	95,694	4,918,672
Atlas Air Worldwide
Holdings, Inc.(1)	22,503	1,176,232	Coca-Cola Enterprises, Inc.	40,671	1,061,513
C.H. Robinson Worldwide, Inc.	1,608	93,441	Cott Corp.(1)	13,910	101,960
Expeditors International of			Dr. Pepper Snapple Group, Inc.	20,933	792,523
Washington, Inc.	25,800	985,302	PepsiCo, Inc.	48,460	3,047,649
FedEx Corp.	4,220	352,328	Pernod-Ricard SA	12,856	964,089
Hub Group, Inc., Class A(1)	2,933	89,750			12,700,117
United Parcel Service, Inc.,			BIOTECHNOLOGY — 1.1%
Class B	57,799	3,627,465	Acorda Therapeutics, Inc.(1)	1,523	52,361
UTi Worldwide, Inc.	1,044	15,085	Alexion Pharmaceuticals, Inc.(1)	33,847	1,693,365
		6,339,603	Alkermes, Inc.(1)	2,464	27,979
AIRLINES — 0.2%			Amgen, Inc.(1)	83,929	4,345,844
Allegiant Travel Co.	292	16,145	Biogen Idec, Inc.(1)	15,752	747,117
British Airways plc(1)	100,680	291,673
			Cephalon, Inc.(1)	11,070	651,580
Eva Airways Corp.(1)	616,000	340,711
			Cepheid, Inc.(1)	1,488	26,605
JetBlue Airways Corp.(1)	2,845	17,639
			Cubist Pharmaceuticals, Inc.(1)	12,356	265,654

12

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Dendreon Corp.(1)	3,501	$ 151,943	Northern Trust Corp.	23,965	$ 1,217,662
Gilead Sciences, Inc.(1)	53,988	1,939,249	PennantPark Investment Corp.	2,219	22,245
Human Genome Sciences, Inc.(1)	3,377	83,615	Piper Jaffray Cos.(1)	940	31,123
Incyte Corp. Ltd.(1)	2,084	26,863	Prospect Capital Corp.	2,454	25,301
InterMune, Inc.(1)	1,341	12,123	Pzena Investment
			Management, Inc., Class A	2,089	14,644
Onyx Pharmaceuticals, Inc.(1)	1,507	33,591
			Schroders plc	26,223	502,063
PDL BioPharma, Inc.	6,694	35,947
			State Street Corp.	14,504	553,618
Regeneron
Pharmaceuticals, Inc.(1)	1,262	36,055	TradeStation Group, Inc.(1)	3,994	28,397
Talecris Biotherapeutics					12,141,281
Holdings Corp.(1)	17,820	295,456	CHEMICALS — 1.4%
Theravance, Inc.(1)	1,712	21,759	A. Schulman, Inc.	679	15,091
		10,447,106	Air Liquide SA	9,781	950,325
BUILDING PRODUCTS — 0.1%			Akzo Nobel NV	11,010	559,573
Apogee Enterprises, Inc.	1,175	16,051	Arch Chemicals, Inc.	757	25,935
Asahi Glass Co. Ltd.	88,000	922,526	Ashland, Inc.	5,062	271,374
Griffon Corp.(1)	1,331	16,158	BASF SE	20,120	1,054,766
Nortek, Inc.(1)	150	6,919	Cabot Corp.	2,144	60,053
Simpson Manufacturing Co., Inc.	543	15,866	CF Industries Holdings, Inc.	6,795	466,069
		977,520	Cytec Industries, Inc.	15,196	649,325
CAPITAL MARKETS — 1.3%			E.I. du Pont de Nemours & Co.	28,100	1,016,377
Ameriprise Financial, Inc.	18,711	744,511	Ferro Corp.(1)	1,570	14,146
Apollo Investment Corp.	10,098	105,322	Georgia Gulf Corp.(1)	1,540	26,796
Ares Capital Corp.	3,341	45,237	H.B. Fuller Co.	1,018	21,714
Artio Global Investors, Inc.	1,618	29,917	Huntsman Corp.	3,378	33,712
Bank of New York			International Flavors &
Mellon Corp. (The)	47,636	1,295,699	Fragrances, Inc.	14,300	636,350
BGC Partners, Inc., Class A	10,883	67,801	Intrepid Potash, Inc.(1)	1,282	31,614
BlackRock, Inc.	1,966	330,052	Kraton Performance
Calamos Asset Management,			Polymers, Inc.(1)	806	16,523
Inc., Class A	2,036	22,396	LG Chem Ltd.	2,817	631,268
Charles Schwab Corp. (The)	91,158	1,489,522	Lubrizol Corp.	10,448	925,379
Cohen & Steers, Inc.	2,682	64,904	Mexichem SAB de CV	122,157	325,267
Credit Suisse Group AG	39,970	1,549,503	Minerals Technologies, Inc.	6,461	345,340
E*TRADE Financial Corp.(1)	14,270	21,120	Olin Corp.	1,462	28,027
Fifth Street Finance Corp.	1,775	20,253	OM Group, Inc.(1)	11,443	341,574
Goldman Sachs Group, Inc. (The)	20,403	2,943,337	PPG Industries, Inc.	36,848	2,360,851
HFF, Inc., Class A(1)	8,292	65,507	Sensient Technologies Corp.	1,819	50,368
Invesco Ltd.	11,089	205,812	Sherwin-Williams Co. (The)	3,945	302,305
Investment Technology			Shin-Etsu Chemical Co. Ltd.	5,100	257,145
Group, Inc.(1)	4,101	69,143	Sigma-Aldrich Corp.	18,415	981,151
Knight Capital Group, Inc.,			Solutia, Inc.(1)	9,350	141,653
Class A(1)	1,018	14,873
			Syngenta AG	1,960	433,053
Legg Mason, Inc.	1,763	52,396	Valspar Corp.	7,289	228,656
MCG Capital Corp.	3,289	17,925	W.R. Grace & Co.(1)	3,442	88,219
Morgan Stanley	21,800	590,998			13,289,999

13

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
COMMERCIAL BANKS — 4.2%			Industrial & Commercial Bank
American National			of China Ltd. H Shares	2,175,000	$ 1,599,960
Bankshares, Inc.	861	$ 17,341	Itau Unibanco Holding SA
Associated Banc-Corp.	1,827	24,537	Preference Shares	91,251	1,687,458
Asya Katilim Bankasi AS	210,927	455,626	Kasikornbank PCL NVDR	70,700	185,092
Banco Bilbao Vizcaya			KeyCorp	16,529	132,563
Argentaria SA	124,310	1,288,210	Lakeland Financial Corp.	1,305	26,361
Banco Santander Brasil SA ADR	58,182	606,256	Marshall & Ilsley Corp.	1,319	10,750
Banco Santander SA	74,417	755,294	MB Financial, Inc.	676	14,771
Bank of Hawaii Corp.	1,322	63,496	Mitsubishi UFJ Financial
Barclays plc	425,339	1,855,727	Group, Inc.	177,700	863,209
BB&T Corp.	1,303	39,403	National Bankshares, Inc.	653	16,175
BNP Paribas	18,823	1,067,138	Old National Bancorp.	1,671	19,183
Boston Private Financial			OTP Bank plc(1)	26,002	659,288
Holdings, Inc.	4,359	31,908	Pacific Continental Corp.	1,618	17,944
CIMB Group Holdings Bhd	444,600	915,652	PNC Financial Services
Citizens Republic			Group, Inc.	16,987	1,065,934
Bancorp., Inc.(1)	11,617	12,779	Powszechna Kasa Oszczednosci
Columbia Banking System, Inc.	5,365	119,800	Bank Polski SA	105,180	1,283,599
Comerica, Inc.	63,141	2,405,672	PT Bank Mandiri (Persero) Tbk	893,000	492,241
Commerce Bancshares, Inc.	9,015	335,088	PT Bank Rakyat Indonesia	973,000	879,668
Commonwealth Bank of Australia	15,220	666,911	Regions Financial Corp.	7,871	60,056
Community Bank System, Inc.	731	16,703	Sandy Spring Bancorp, Inc.	1,641	25,403
Credicorp Ltd.	7,657	676,037	Sberbank of Russian Federation	531,504	1,219,790
CVB Financial Corp.	1,566	15,550	Shinhan Financial Group Co. Ltd.	18,090	638,036
East West Bancorp., Inc.	8,077	137,309	Standard Chartered plc	36,234	855,681
Erste Group Bank AG	14,780	527,447	Sterling Bancshares, Inc.	7,292	39,012
Fifth Third Bancorp.	89,596	1,163,852	Synovus Financial Corp.	7,701	22,795
First Horizon National Corp.(1)	3,341	41,595	TCF Financial Corp.	2,401	38,752
First Interstate Bancsystem, Inc.	1,051	16,553	Toronto-Dominion Bank (The)	13,750	941,463
First Midwest Bancorp., Inc.	4,108	56,978	Trico Bancshares	1,174	21,472
FirstMerit Corp.	1,972	36,758	Trustmark Corp.	627	14,026
FNB Corp.	2,062	16,888	Turkiye Garanti Bankasi AS	245,033	1,056,916
Fulton Financial Corp.	5,351	53,242	U.S. Bancorp.	61,163	1,465,465
Grupo Financiero Banorte			United Bankshares, Inc.	2,230	60,032
SAB de CV, Series O	127,806	491,622	United Overseas Bank Ltd.	71,682	926,612
Hampton Roads			Washington Banking Co.	1,918	25,183
Bankshares, Inc.(1)	5,644	11,062	Webster Financial Corp.	1,305	24,991
HDFC Bank Ltd.	16,299	663,416	Wells Fargo & Co.	197,178	5,657,037
Heritage Financial Corp.(1)	1,801	26,961	Westamerica Bancorp.	963	53,610
HSBC Holdings plc (Hong Kong)	148,159	1,357,988	Western Alliance Bancorp.(1)	4,857	39,099
Huntington Bancshares, Inc.	1,772	10,916	Whitney Holding Corp.	4,438	52,590
IBERIABANK Corp.	261	14,337	Wilmington Trust Corp.	1,984	29,919
ICICI Bank Ltd.	21,710	402,562	Wintrust Financial Corp.	574	20,469
Independent Bank Corp.	2,023	48,997	Zions Bancorp.	40,600	972,370
					39,662,586

14

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 0.4%			COMPUTERS & PERIPHERALS — 2.7%
ABM Industries, Inc.	707	$ 15,179	Apple, Inc.(1)	38,526	$ 9,907,346
ATC Technology Corp.(1)	916	17,129	Diebold, Inc.	8,306	240,708
Avery Dennison Corp.	8,000	273,440	Electronics for Imaging, Inc.(1)	2,558	28,496
Brink’s Co. (The)	1,253	28,406	EMC Corp.(1)	124,259	2,313,703
Cintas Corp.	10,916	283,816	Hewlett-Packard Co.	104,077	4,788,583
Deluxe Corp.	1,917	41,158	Lexmark International, Inc.,
IESI-BFC Ltd.	2,411	48,630	Class A(1)	88,350	3,317,542
Pitney Bowes, Inc.	29,024	657,103	NCR Corp.(1)	1,044	13,864
R.R. Donnelley & Sons Co.	21,280	407,725	NetApp, Inc.(1)	33,400	1,258,512
Republic Services, Inc.	44,966	1,309,410	Novatel Wireless, Inc.(1)	3,394	20,873
SYKES Enterprises, Inc.(1)	2,062	35,590	QLogic Corp.(1)	28,939	524,375
US Ecology, Inc.	2,532	35,828	SanDisk Corp.(1)	14,884	693,892
Waste Connections, Inc.(1)	2,108	74,223	Seagate Technology(1)	60,012	921,784
Waste Management, Inc.	18,934	615,544	Synaptics, Inc.(1)	3,879	116,060
		3,843,181	Western Digital Corp.(1)	37,225	1,295,802
COMMUNICATIONS EQUIPMENT — 1.6%			Wistron Corp.	258,897	423,576
Acme Packet, Inc.(1)	3,560	104,344	Xyratex Ltd.(1)	4,022	65,277
ADC Telecommunications, Inc.(1)	11,647	96,204			25,930,393
Arris Group, Inc.(1)	43,515	477,359	CONSTRUCTION & ENGINEERING — 0.2%
Bel Fuse, Inc., Class B	1,266	22,307	Comfort Systems USA, Inc.	1,436	15,825
Blue Coat Systems, Inc.(1)	1,324	28,426	EMCOR Group, Inc.(1)	22,885	571,438
Cisco Systems, Inc.(1)	208,267	4,823,464	Granite Construction, Inc.	3,143	93,190
Comba Telecom Systems			Larsen & Toubro Ltd.	11,070	387,465
Holdings Ltd.	502,800	593,349	Orascom Construction Industries	12,112	510,101
CommScope, Inc.(1)	6,485	182,877	Pike Electric Corp.(1)	3,602	35,552
Emulex Corp.(1)	29,733	311,602	Shaw Group, Inc. (The)(1)	16,023	546,545
F5 Networks, Inc.(1)	49,457	3,478,311	URS Corp.(1)	2,849	127,008
Harris Corp.	2,834	132,943			2,287,124
HTC Corp.	83,000	1,121,605	CONSTRUCTION MATERIALS — 0.2%
JDS Uniphase Corp.(1)	81,000	931,500	Holcim Ltd.	10,250	645,998
Lumens Co. Ltd.(1)	35,299	378,046	Martin Marietta Materials, Inc.	235	21,909
Netgear, Inc.(1)	4,892	111,097	PT Semen Gresik (Persero) Tbk	677,500	609,017
Opnext, Inc.(1)	826	1,652	Texas Industries, Inc.	835	30,311
Plantronics, Inc.	5,381	161,107	Vulcan Materials Co.	4,974	251,088
Polycom, Inc.(1)	966	29,009			1,558,323
QUALCOMM, Inc.	27,902	992,195	CONSUMER FINANCE — 0.5%
RADWARE Ltd.(1)	935	17,681	American Express Co.	43,309	1,726,730
Telefonaktiebolaget LM Ericsson			AmeriCredit Corp.(1)	77,059	1,666,016
B Shares	65,020	654,738	Cash America International, Inc.	14,738	544,569
Tellabs, Inc.	54,662	491,958	Dollar Financial Corp.(1)	8,420	170,084
ZTE Corp. H Shares	27,000	88,381	ORIX Corp.	13,460	1,028,286
		15,230,155	World Acceptance Corp.(1)	2,732	97,614
					5,233,299

15

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
CONTAINERS & PACKAGING — 0.2%			ELECTRIC UTILITIES — 0.7%
Bemis Co., Inc.	20,121	$ 577,070	American Electric Power Co., Inc.	18,498	$ 591,196
Graphic Packaging Holding Co.(1)	50,465	159,469	Central Vermont Public
Rock-Tenn Co., Class A	7,969	410,085	Service Corp.	1,309	26,285
Silgan Holdings, Inc.	5,155	147,072	CEZ AS(1)	23,650	987,664
Sonoco Products Co.	10,828	334,694	Cleco Corp.	147	3,891
		1,628,390	Entergy Corp.	2,306	173,111
DISTRIBUTORS — 0.1%			Exelon Corp.	29,704	1,146,574
Core-Mark Holding Co., Inc.(1)	705	19,091	Fortum Oyj	7,400	166,871
Genuine Parts Co.	12,254	497,635	Great Plains Energy, Inc.	14,532	255,037
Li & Fung Ltd.	194,000	861,175	IDACORP, Inc.	6,988	230,953
		1,377,901	NextEra Energy, Inc.	10,968	547,632
DIVERSIFIED — 0.2%			Northeast Utilities	15,532	403,055
iShares Russell 2000 Index Fund	783	51,874	NV Energy, Inc.	35,954	423,898
iShares Russell 2000 Value			Portland General Electric Co.	22,745	430,108
Index Fund	4,639	290,262	PPL Corp.	25,400	655,574
Nomura ETF - Nikkei 225	11,860	1,287,946	Unitil Corp.	807	16,818
		1,630,082	Westar Energy, Inc.	29,500	649,000
DIVERSIFIED CONSUMER SERVICES — 0.1%					6,707,667
Corinthian Colleges, Inc.(1)	9,861	132,039	ELECTRICAL EQUIPMENT — 0.8%
H&R Block, Inc.	16,800	270,144	Acuity Brands, Inc.	574	23,609
Lincoln Educational			American Superconductor Corp.(1)	415	12,724
Services Corp.(1)	1,074	25,593	Belden, Inc.	1,052	27,247
Regis Corp.	1,357	24,955	Brady Corp., Class A	966	28,091
Sotheby’s	1,360	44,200	Crompton Greaves Ltd.	72,222	370,011
		496,931	Emerson Electric Co.	28,231	1,311,048
DIVERSIFIED FINANCIAL SERVICES — 1.2%			Encore Wire Corp.	2,381	47,025
Bank of America Corp.	324,917	5,114,194	General Cable Corp.(1)	679	21,158
Citigroup, Inc.(1)	129,100	511,236	GrafTech International Ltd.(1)	1,305	21,676
Compass Diversified Holdings	1,227	17,693	Harbin Electric, Inc.(1)	1,558	30,911
JPMorgan Chase & Co.	148,988	5,896,945	Hubbell, Inc., Class B	14,156	603,753
		11,540,068	II-VI, Inc.(1)	731	24,503
DIVERSIFIED TELECOMMUNICATION			LSI Industries, Inc.	3,916	22,869
SERVICES — 1.0%
AT&T, Inc.	224,122	5,446,164	Nidec Corp.	11,200	1,018,423
Atlantic Tele-Network, Inc.	444	18,564	Regal-Beloit Corp.	267	16,097
CenturyTel, Inc.	13,401	460,056	Rockwell Automation, Inc.	67,678	3,616,035
			Thomas & Betts Corp.(1)	9,598	367,987
Consolidated Communications
Holdings, Inc.	12,279	212,058			7,563,167
Iowa Telecommunications			ELECTRONIC EQUIPMENT, INSTRUMENTS &
Services, Inc.	7,501	124,967	COMPONENTS — 1.3%
Qwest Communications			Agilent Technologies, Inc.(1)	86,800	2,808,848
International, Inc.	92,182	483,034	Anixter International, Inc.(1)	3,601	171,048
Telenor ASA	51,650	636,016	Benchmark Electronics, Inc.(1)	1,158	21,400
Verizon Communications, Inc.	87,474	2,407,284	Celestica, Inc.(1)	38,852	361,712
		9,788,143	Coherent, Inc.(1)	444	15,673

16

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Corning, Inc.	54,933	$ 957,482	Rowan Cos., Inc.(1)	1,046	$ 25,899
Dolby Laboratories, Inc.,			Saipem SpA	52,912	1,641,014
Class A(1)	15,500	1,023,155	Schlumberger Ltd.	35,596	1,998,715
Electro Scientific			Seadrill Ltd.	11,870	243,063
Industries, Inc.(1)	2,293	29,465
			Superior Energy Services, Inc.(1)	1,462	31,813
Hon Hai Precision
Industry Co. Ltd.	648,235	2,556,120	Tetra Technologies, Inc.(1)	1,544	15,533
HOYA Corp.	29,600	703,340	TGS Nopec Geophysical Co.
			ASA(1)	30,750	416,563
Jabil Circuit, Inc.	32,632	446,732
			Transocean Ltd.(1)	8,396	476,641
Littelfuse, Inc.(1)	2,700	97,605
			Unit Corp.(1)	653	26,701
Methode Electronics, Inc.	1,592	16,159
Molex, Inc.	21,045	445,733			10,555,330
Nan Ya Printed Circuit			FOOD & STAPLES RETAILING — 1.5%
Board Corp.	113,000	473,117	Casey’s General Stores, Inc.	1,252	46,161
Omron Corp.	36,400	754,070	Costco Wholesale Corp.	30,219	1,760,257
OSI Systems, Inc.(1)	1,177	30,920	CP ALL PCL	454,000	379,520
Park Electrochemical Corp.	838	21,687	Kroger Co. (The)	23,800	479,094
PC Connection, Inc.(1)	2,440	16,592	Metro AG	14,990	784,490
Plexus Corp.(1)	1,543	52,539	Ruddick Corp.	470	15,519
Rogers Corp.(1)	1,117	31,902	Safeway, Inc.	31,427	695,794
Sanmina-SCI Corp.(1)	839	12,795	Shoprite Holdings Ltd.	52,657	546,019
SMART Modular Technologies			SUPERVALU, INC.	11,707	157,693
(WWH), Inc.(1)	9,549	58,631	SYSCO Corp.	15,900	473,979
Tech Data Corp.(1)	8,766	356,338	Tesco plc	217,810	1,294,559
Tyco Electronics Ltd.	25,134	724,362	Walgreen Co.	59,392	1,902,920
Vishay Intertechnology, Inc.(1)	4,933	44,644	Wal-Mart de Mexico SAB de CV	318,065	710,065
		12,232,069	Wal-Mart Stores, Inc.	62,485	3,159,242
ENERGY EQUIPMENT & SERVICES — 1.1%			Weis Markets, Inc.	1,357	45,826
Baker Hughes, Inc.	13,146	501,388	Wesfarmers Ltd.	15,848	385,743
			Whole Foods Market, Inc.(1)	31,400	1,269,502
Bristow Group, Inc.(1)	757	24,603
			X5 Retail Group NV GDR(1)	17,784	574,384
Cameron International Corp.(1)	13,654	494,275
Complete Production					14,680,767
Services, Inc.(1)	13,100	170,431	FOOD PRODUCTS — 1.9%
Core Laboratories NV	9,700	1,319,006	American Italian Pasta Co.,
			Class A(1)	623	24,241
Dril-Quip, Inc.(1)	292	14,223
FMC Technologies, Inc.(1)	17,414	1,012,624	B&G Foods, Inc., Class A	5,245	55,597
Global Industries Ltd.(1)	2,715	14,172	Campbell Soup Co.	8,734	312,765
			ConAgra Foods, Inc.	62,671	1,515,385
Helix Energy Solutions
Group, Inc.(1)	1,440	15,682	Corn Products International, Inc.	11,155	372,019
Helmerich & Payne, Inc.	2,096	78,977	Danone SA	11,902	608,168
Key Energy Services, Inc.(1)	2,558	24,454	Del Monte Foods Co.	67,832	988,991
National Oilwell Varco, Inc.	34,545	1,317,201	Dole Food Co., Inc.(1)	14,888	136,225
North American Energy			Farmer Bros. Co.	1,006	17,595
Partners, Inc.(1)	1,618	15,776	Flowers Foods, Inc.	3,980	98,346
Oil States International, Inc.(1)	10,413	406,524	General Mills, Inc.	22,567	1,607,447
Petrofac Ltd.	16,640	270,052	H.J. Heinz Co.	35,850	1,583,853

17

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Hershey Co. (The)	41,604	$ 1,947,067	Covidien plc	33,650	$ 1,426,424
J&J Snack Foods Corp.	1,715	76,197	Cutera, Inc.(1)	2,901	25,761
Kellogg Co.	22,584	1,206,663	Edwards Lifesciences Corp.(1)	27,794	1,404,431
Kraft Foods, Inc., Class A	31,693	906,420	Gen-Probe, Inc.(1)	10,890	478,724
Lancaster Colony Corp.	2,334	127,576	Getinge AB B Shares	17,570	346,469
Mead Johnson Nutrition Co.	37,494	1,849,204	Haemonetics Corp.(1)	1,487	80,209
Nestle SA	32,280	1,457,283	Hospira, Inc.(1)	1,126	58,620
Ralcorp Holdings, Inc.(1)	365	21,926	Immucor, Inc.(1)	2,178	42,776
Sara Lee Corp.	11,902	168,651	Integra LifeSciences
Seneca Foods Corp., Class A(1)	680	20,033	Holdings Corp.(1)	1,202	47,359
TreeHouse Foods, Inc.(1)	449	20,699	Intuitive Surgical, Inc.(1)	2,000	645,540
Tyson Foods, Inc., Class A	53,838	946,472	Masimo Corp.	1,695	37,527
Unilever NV CVA	59,960	1,636,035	Medtronic, Inc.	14,776	578,924
Unilever NV New York Shares	14,300	390,533	Meridian Bioscience, Inc.	2,088	36,498
Wimm-Bill-Dann Foods			Mindray Medical
OJSC ADR	22,007	462,147	International Ltd. ADR	12,778	380,018
		18,557,538	NuVasive, Inc.(1)	875	34,361
GAS UTILITIES — 0.1%			Sonova Holding AG	7,910	851,231
AGL Resources, Inc.	388	14,162	STERIS Corp.	11,260	358,406
Atmos Energy Corp.	760	20,611	Supermax Corp. Bhd	280,800	554,849
Chesapeake Utilities Corp.	627	18,854	Symmetry Medical, Inc.(1)	13,288	144,706
Laclede Group, Inc. (The)	658	21,773	Thoratec Corp.(1)	2,636	115,641
Nicor, Inc.	705	28,489	Utah Medical Products, Inc.	861	22,756
ONEOK, Inc.	5,220	232,133	Varian Medical Systems, Inc.(1)	19,500	976,755
PT Perusahaan Gas Negara	874,000	350,413	Volcano Corp.(1)	1,196	26,539
South Jersey Industries, Inc.	202	8,866	West Pharmaceutical
Southwest Gas Corp.	6,947	205,770	Services, Inc.	2,226	87,593
Spectra Energy Partners LP	413	12,803	Young Innovations, Inc.	3,811	92,493
UGI Corp.	2,249	58,789	Zimmer Holdings, Inc.(1)	14,769	826,030
WGL Holdings, Inc.	731	24,744			14,235,585
		997,407	HEALTH CARE PROVIDERS & SERVICES — 2.3%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.5%			Aetna, Inc.	12,200	355,752
Abaxis, Inc.(1)	708	15,937	Alliance HealthCare
Align Technology, Inc.(1)	2,161	32,242	Services, Inc.(1)	4,949	27,516
American Medical Systems			Almost Family, Inc.(1)	440	16,003
Holdings, Inc.(1)	3,341	75,373	Amedisys, Inc.(1)	647	32,169
Analogic Corp.	210	9,076	AMERIGROUP Corp.(1)	2,679	96,230
Baxter International, Inc.	13,565	572,850	AmerisourceBergen Corp.	82,509	2,580,882
Beckman Coulter, Inc.	9,588	550,735	Amsurg Corp.(1)	1,592	31,522
Becton, Dickinson & Co.	13,093	933,531	Assisted Living Concepts, Inc.,
Boston Scientific Corp.(1)	37,261	225,429	Class A(1)	679	22,509
C.R. Bard, Inc.	18,354	1,486,123	Bio-Reference Labs, Inc.(1)	1,231	28,153
CareFusion Corp.(1)	4,543	115,483	Cardinal Health, Inc.	31,633	1,091,022
Cie Generale d’Optique Essilor			Catalyst Health Solutions, Inc.(1)	2,293	87,799
International SA	8,970	510,263	Centene Corp.(1)	1,513	34,527
Cooper Cos., Inc. (The)	757	27,903	Chemed Corp.	1,771	100,788

18

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Community Health			Chipotle Mexican Grill, Inc.(1)	15,383	$ 2,188,693
Systems, Inc.(1)	809	$ 31,535	Compass Group plc	161,571	1,247,810
Coventry Health Care, Inc.(1)	8,643	178,910	Ctrip.com International Ltd.
Emergency Medical Services			ADR(1)	70,703	2,784,991
Corp., Class A(1)	2,211	118,443	Darden Restaurants, Inc.	4,900	210,210
Emeritus Corp.(1)	9,109	184,822	Domino’s Pizza, Inc.(1)	8,696	113,048
Express Scripts, Inc.(1)	48,103	4,839,162	Gaylord Entertainment Co.(1)	513	13,641
Fresenius Medical Care			Intercontinental Hotels Group plc	56,860	896,683
AG & Co. KGaA	21,690	1,080,710	International Speedway Corp.,
Genoptix, Inc.(1)	1,344	35,831	Class A	14,276	398,158
Health Management Associates,			Jack in the Box, Inc.(1)	1,123	25,200
Inc., Class A(1)	92,005	855,647
			Las Vegas Sands Corp.(1)	28,000	657,440
HealthSouth Corp.(1)	3,204	63,631
			Life Time Fitness, Inc.(1)	574	21,301
HMS Holdings Corp.(1)	1,524	82,692
			McDonald’s Corp.	6,774	452,977
Humana, Inc.(1)	23,880	1,099,674
			Panera Bread Co., Class A(1)	3,345	270,376
Kindred Healthcare, Inc.(1)	1,046	16,223
			Red Robin Gourmet
LifePoint Hospitals, Inc.(1)	12,314	437,024	Burgers, Inc.(1)	1,046	21,558
Magellan Health Services, Inc.(1)	5,409	220,092	Royal Caribbean Cruises Ltd.(1)	33,000	957,000
McKesson Corp.	9,208	644,560	Ruby Tuesday, Inc.(1)	1,506	16,205
Medco Health Solutions, Inc.(1)	72,959	4,206,086	Speedway Motorsports, Inc.	17,970	262,003
National Healthcare Corp.	1,452	50,675	Starbucks Corp.	13,504	349,619
Owens & Minor, Inc.	3,699	110,489	Starwood Hotels & Resorts
Patterson Cos., Inc.	4,130	122,702	Worldwide, Inc.	77,308	3,575,495
PharMerica Corp.(1)	2,173	35,637	Wynn Macau Ltd.(1)	213,007	342,017
PSS World Medical, Inc.(1)	3,431	78,604	Wynn Resorts Ltd.	7,900	662,652
Psychiatric Solutions, Inc.(1)	1,151	37,269			16,895,316
Quest Diagnostics, Inc.	4,100	216,275	HOUSEHOLD DURABLES — 0.9%
Select Medical Holdings Corp.(1)	26,701	216,278	American Greetings Corp.,
			Class A	9,230	217,643
Sinopharm Group Co. H Shares	100,400	392,844
			CSS Industries, Inc.	731	13,809
U.S. Physical Therapy, Inc.(1)	1,540	25,703
			D.R. Horton, Inc.	9,766	119,048
UnitedHealth Group, Inc.	27,930	811,925	Ethan Allen Interiors, Inc.	1,775	35,855
WellPoint, Inc.(1)	18,560	952,128
			Fortune Brands, Inc.	7,785	369,398
		21,650,443	Furniture Brands
HEALTH CARE TECHNOLOGY — 0.1%			International, Inc.(1)	2,748	21,517
Allscripts-Misys Healthcare			Harman International
Solutions, Inc.(1)	36,600	688,446	Industries, Inc.(1)	5,899	190,538
athenahealth, Inc.(1)	804	19,907	Helen of Troy Ltd.(1)	558	14,374
Eclipsys Corp.(1)	1,921	36,797	Lennar Corp., Class A	2,368	40,966
MedAssets, Inc.(1)	1,741	39,503	M.D.C. Holdings, Inc.	600	18,828
Quality Systems, Inc.	1,195	70,553	M/I Homes, Inc.(1)	1,253	14,835
		855,206	MRV Engenharia e
HOTELS, RESTAURANTS & LEISURE — 1.8%			Participacoes SA	72,700	472,846
Bob Evans Farms, Inc.	783	22,738	Newell Rubbermaid, Inc.	30,100	501,466
Carnival plc	27,091	1,028,600	PDG Realty SA
CEC Entertainment, Inc.(1)	9,320	376,901	Empreendimentos e
			Participacoes	52,300	449,706

19

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Ryland Group, Inc.	4,570	$ 85,002	American Equity Investment Life
Skyworth Digital Holdings Ltd.	434,000	336,541	Holding Co.	1,618	$ 15,225
Stanley Black & Decker, Inc.	33,900	1,891,281	American Financial Group, Inc.	33,214	926,671
Tempur-Pedic			AMERISAFE, Inc.(1)	1,112	18,793
International, Inc.(1)	33,598	1,115,454	Amtrust Financial Services, Inc.	7,030	92,585
Toll Brothers, Inc.(1)	9,178	193,380	Aon Corp.	26,446	1,043,824
Whirlpool Corp.	27,658	2,888,602	Aspen Insurance Holdings Ltd.	6,044	152,671
		8,991,089	Assured Guaranty Ltd.	1,827	30,694
HOUSEHOLD PRODUCTS — 1.4%			Baldwin & Lyons, Inc., Class B	1,201	27,107
Cellu Tissue Holdings, Inc.(1)	2,950	26,727	Berkshire Hathaway, Inc.,
Church & Dwight Co., Inc.	10,500	691,005	Class B(1)	4,887	344,778
Clorox Co.	10,412	654,082	China Life Insurance Co. Ltd.
			H Shares	287,000	1,248,756
Colgate-Palmolive Co.	17,401	1,358,844
			Chubb Corp. (The)	37,419	1,879,931
Energizer Holdings, Inc.(1)	2,800	157,332
			CNA Financial Corp.(1)	6,857	178,831
Kimberly-Clark Corp.	25,503	1,548,032
			Delphi Financial Group, Inc.,
LG Household & Health Care Ltd.	3,011	792,309	Class A	600	15,582
Procter & Gamble Co. (The)	97,348	5,946,989	Endurance Specialty
Reckitt Benckiser Group plc	22,892	1,072,155	Holdings Ltd.	10,078	373,894
Unicharm Corp.	10,800	1,065,180	Erie Indemnity Co., Class A	2,056	94,309
WD-40 Co.	731	23,860	Genworth Financial, Inc.,
		13,336,515	Class A(1)	77,400	1,206,666
INDEPENDENT POWER PRODUCERS &			Hanover Insurance
ENERGY TRADERS — 0.3%			Group, Inc. (The)	757	32,929
Constellation Energy Group, Inc.	37,695	1,333,649	Harleysville Group, Inc.	916	29,889
Mirant Corp.(1)	36,958	459,018	Hartford Financial Services
NRG Energy, Inc.(1)	26,328	614,759	Group, Inc. (The)	8,022	201,111
		2,407,426	HCC Insurance Holdings, Inc.	27,660	693,436
INDUSTRIAL CONGLOMERATES — 1.1%			Horace Mann Educators Corp.	4,607	70,810
			Infinity Property &
3M Co.	28,389	2,251,532	Casualty Corp.	709	33,181
Carlisle Cos., Inc.	16,692	649,152	Loews Corp.	11,969	389,112
General Electric Co.	241,982	3,956,406	Marsh & McLennan Cos., Inc.	40,785	889,521
Siemens AG	11,040	992,152	Mercer Insurance Group, Inc.	1,984	33,887
Smiths Group plc	42,640	636,530	MetLife, Inc.	1,245	50,410
Textron, Inc.	50,629	1,046,501	Ping An Insurance Group
Tredegar Corp.	888	14,634	Co. of China Ltd. H Shares	52,000	421,243
Tyco International Ltd.	22,331	808,159	Platinum Underwriters
		10,355,066	Holdings Ltd.	2,228	82,013
INSURANCE — 2.4%			Principal Financial Group, Inc.	51,986	1,413,499
ACE Ltd.	17,367	853,762	ProAssurance Corp.(1)	1,256	73,928
Admiral Group plc	48,760	906,407	Protective Life Corp.	2,574	55,392
Aflac, Inc.	30,449	1,348,891	Prudential Financial, Inc.	24,702	1,425,552
Allianz SE	9,590	957,530	RLI Corp.	1,241	68,404
Allied World Assurance Co.			Safety Insurance Group, Inc.	2,851	103,007
Holdings Ltd.	11,933	535,911	Symetra Financial Corp.	19,896	262,627
Allstate Corp. (The)	34,414	1,054,101	Torchmark Corp.	9,300	479,229
Alterra Capital Holdings Ltd.	914	17,101

20

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Transatlantic Holdings, Inc.	9,951	$ 467,995	International Business
Travelers Cos., Inc. (The)	45,230	2,237,528	Machines Corp.	52,623	$ 6,591,557
United Fire & Casualty Co.	1,201	25,641	Lionbridge Technologies, Inc.(1)	4,603	24,994
Unitrin, Inc.	809	21,592	ManTech International Corp.,
			Class A(1)	1,757	81,226
Validus Holdings Ltd.	888	21,809
XL Capital Ltd., Class A	13,300	234,213	MasterCard, Inc., Class A	5,809	1,172,082
		23,141,978	MAXIMUS, Inc.	1,331	79,727
			NeuStar, Inc., Class A(1)	3,423	73,218
INTERNET & CATALOG RETAIL — 0.5%
Amazon.com, Inc.(1)	12,007	1,506,398	Paychex, Inc.	47,533	1,356,592
			SPS Commerce, Inc.(1)	1,703	20,572
HSN, Inc.(1)	4,849	130,681
Netflix, Inc.(1)	5,104	567,310	Total System Services, Inc.	1,044	15,242
PetMed Express, Inc.	3,656	72,096	Western Union Co. (The)	17,352	276,938
priceline.com, Inc.(1)	9,026	1,725,410			18,564,675
			LEISURE EQUIPMENT & PRODUCTS — 0.2%
Rakuten, Inc.	1,253	876,983
			Arctic Cat, Inc.(1)	1,304	14,957
		4,878,878
			JAKKS Pacific, Inc.(1)	1,008	14,929
INTERNET SOFTWARE & SERVICES — 1.2%
AOL, Inc.(1)	11,801	243,455	Mattel, Inc.	51,185	1,108,667
Baidu, Inc. ADR(1)	17,340	1,269,461	Polaris Industries, Inc.	9,370	550,019
			RC2 Corp.(1)	834	15,512
DivX, Inc.(1)	9,858	71,175
			Sport Supply Group, Inc.	1,096	14,719
EarthLink, Inc.	23,650	203,153
					1,718,803
Equinix, Inc.(1)	23,000	2,116,230
			LIFE SCIENCES TOOLS & SERVICES — 0.6%
Google, Inc., Class A(1)	8,968	4,351,094
			Bruker Corp.(1)	31,598	402,401
IAC/InterActiveCorp(1)	731	17,146
			Dionex Corp.(1)	1,099	86,546
Liquidity Services, Inc.(1)	2,911	38,600
			Life Technologies Corp.(1)	35,800	1,792,148
MercadoLibre, Inc.(1)	12,648	656,052
			Millipore Corp.(1)	7,941	843,414
Tencent Holdings Ltd.	63,900	1,216,358
			PAREXEL International Corp.(1)	2,053	45,792
WebMD Health Corp.(1)	15,200	692,056
			PerkinElmer, Inc.	30,300	687,507
Yahoo! Japan Corp.	1,984	691,729	Pharmaceutical Product
		11,566,509	Development, Inc.	5,504	147,727
IT SERVICES — 1.9%			Thermo Fisher Scientific, Inc.(1)	14,994	780,588
Accenture plc, Class A	4,120	154,582	Waters Corp.(1)	13,900	951,316
Acxiom Corp.(1)	3,238	56,374			5,737,439
Amdocs Ltd.(1)	43,600	1,242,600	MACHINERY — 2.5%
Automatic Data Processing, Inc.	27,680	1,131,558	Actuant Corp., Class A	805	16,277
CACI International, Inc.,			Alfa Laval AB	51,120	645,274
Class A(1)	3,708	171,458
			Altra Holdings, Inc.(1)	27,287	340,542
Cass Information Systems, Inc.	1,183	37,525
			ArvinMeritor, Inc.(1)	70,063	1,018,716
Cognizant Technology
Solutions Corp., Class A(1)	49,900	2,496,996	Ashok Leyland Ltd.	448,524	579,703
Computer Sciences Corp.(1)	1,650	82,484	Atlas Copco AB A Shares	94,540	1,337,250
Convergys Corp.(1)	44,743	488,594	Barnes Group, Inc.	3,234	60,541
DST Systems, Inc.	1,671	64,033	Briggs & Stratton Corp.	10,153	209,456
Fiserv, Inc.(1)	6,400	304,320	Bucyrus International, Inc.	13,900	744,484
Forrester Research, Inc.(1)	1,747	54,803	Caterpillar, Inc.	16,240	986,742
Infosys Technologies Ltd.	45,029	2,587,200	CLARCOR, Inc.	600	21,756
			Colfax Corp.(1)	1,817	21,677

21

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Commercial Vehicle Group, Inc.(1)	3,227	$ 38,401	MEDIA — 1.4%
Cummins, Inc.	26,192	1,780,532	British Sky Broadcasting
Doosan Infracore Co. Ltd.(1)	22,560	324,801	Group plc	423	$ 3,517
Douglas Dynamics, Inc.(1)	1,591	18,853	CBS Corp., Class B	82,800	1,205,568
Dover Corp.	34,644	1,555,169	Charter Communications, Inc.,
			Class A(1)	3,851	138,636
Dynamic Materials Corp.	1,906	30,324	Comcast Corp., Class A	120,658	2,182,703
Eaton Corp.	23,518	1,645,084	CTC Media, Inc.	35,003	512,094
EnPro Industries, Inc.(1)	4,918	155,310
			E.W. Scripps Co. (The), Class A(1)	6,281	55,461
Fanuc Ltd.	11,400	1,196,269	Entravision Communications
FreightCar America, Inc.	757	20,303	Corp., Class A(1)	13,862	40,616
Graco, Inc.	2,821	89,398	Gannett Co., Inc.	3,584	55,695
Illinois Tool Works, Inc.	31,544	1,464,588	Harte-Hanks, Inc.	733	10,013
Ingersoll-Rand plc	18,700	697,697	ITV plc(1)	1,368,260	1,102,874
Kadant, Inc.(1)	783	15,292	Journal Communications, Inc.,
Kaydon Corp.	18,166	681,952	Class A(1)	4,612	23,244
Kennametal, Inc.	36,418	1,027,352	Knology, Inc.(1)	2,146	25,666
Komatsu Ltd.	55,600	1,044,620	LIN TV Corp., Class A(1)	7,814	51,338
Lincoln Electric Holdings, Inc.	679	37,888	LodgeNet Interactive Corp.(1)	19,836	105,528
Manitowoc Co., Inc. (The)	66,800	796,924	McClatchy Co. (The), Class A(1)	4,584	22,187
Middleby Corp.(1)	1,165	65,601	Naspers Ltd. N Shares	21,494	844,523
Mueller Industries, Inc.	7,900	209,429	Omnicom Group, Inc.	8,253	313,201
Mueller Water Products, Inc.,			Scholastic Corp.	7,167	187,417
Class A	6,657	28,825	Scripps Networks Interactive,
Oshkosh Corp.(1)	16,566	588,590	Inc., Class A	25,257	1,141,111
Pentair, Inc.	574	19,723	Societe Television Francaise 1	19,960	282,904
PT United Tractors Tbk	142,500	272,687	Time Warner Cable, Inc.	9,800	536,354
RBC Bearings, Inc.(1)	616	17,248	Time Warner, Inc.	75,965	2,354,155
Robbins & Myers, Inc.	6,055	133,755	Viacom, Inc., Class B(1)	21,200	712,532
Timken Co.	41,405	1,192,050	Walt Disney Co. (The)	50,423	1,685,137
Vallourec SA	4,050	749,103			13,592,474
Volvo AB B Shares(1)	122,650	1,270,141	METALS & MINING — 2.4%
Wabash National Corp.(1)	33,025	236,459	Antofagasta plc	79,721	1,014,999
WABCO Holdings, Inc.(1)	5,907	179,573	BHP Billiton Ltd.	73,804	2,397,359
		23,566,359	Brush Engineered
			Materials, Inc.(1)	706	17,834
MARINE — 0.3%
Alexander & Baldwin, Inc.	722	23,241	Carpenter Technology Corp.	418	16,264
China Shipping Container Lines			Cliffs Natural Resources, Inc.	23,900	1,335,054
Co. Ltd. H Shares(1)	1,234,000	427,564	Coeur d’Alene Mines Corp.(1)	1,411	21,306
Diana Shipping, Inc.(1)	2,297	31,147	Commercial Metals Co.	1,436	22,359
Genco Shipping & Trading Ltd.(1)	757	14,406	Evraz Group SA GDR(1)	7,822	211,347
Hanjin Shipping Co. Ltd.(1)	12,030	299,398	Exxaro Resources Ltd.	21,307	307,506
Hanjin Shipping Co. Ltd. Rights(1)	1,418	8,012	Ferrexpo plc	119,073	457,132
Kuehne + Nagel International AG	11,630	1,089,746	Freeport-McMoRan
Mitsui O.S.K. Lines Ltd.	72,000	510,530	Copper & Gold, Inc.	25,957	1,818,288
		2,404,044	Gerdau SA Preference Shares	32,200	432,528
			Gold Fields Ltd. ADR	19,049	261,924

22

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Haynes International, Inc.	1,018	$ 32,321	Wisconsin Energy Corp.	13,055	$ 639,695
Impala Platinum Holdings Ltd.	24,153	607,954	Xcel Energy, Inc.	14,257	292,126
iShares COMEX Gold Trust(1)	709	84,293			4,189,375
JSW Steel Ltd.	26,536	622,314	OFFICE ELECTRONICS — 0.2%
Kaiser Aluminum Corp.	392	14,673	Canon, Inc.	33,700	1,380,490
Kumba Iron Ore Ltd.	10,198	434,835	Xerox Corp.	50,668	471,719
Lonmin plc(1)	46,800	1,133,520			1,852,209
Mesabi Trust	4,733	90,684	OIL, GAS & CONSUMABLE FUELS — 4.8%
Newmont Mining Corp.	44,875	2,415,173	Alpha Natural Resources, Inc.(1)	17,700	679,149
Nucor Corp.	13,700	589,785	Anadarko Petroleum Corp.	6,866	359,298
Polyus Gold OJSC ADR	10,517	267,810	Apache Corp.	16,048	1,436,938
POSCO	2,269	884,846	Banpu PCL	35,100	616,384
Reliance Steel & Aluminum Co.	12,107	555,832	Berry Petroleum Co., Class A	861	26,467
Royal Gold, Inc.	522	26,173	BG Group plc	115,540	1,768,517
RTI International Metals, Inc.(1)	653	17,311	Bill Barrett Corp.(1)	836	27,220
Schnitzer Steel Industries, Inc.,			BP Prudhoe Bay Royalty Trust	508	47,036
Class A	313	15,663	Brigham Exploration Co.(1)	37,100	637,378
Thompson Creek			Canadian Natural Resources Ltd.	10,339	718,147
Metals Co., Inc.(1)	2,310	22,753
			Chevron Corp.	64,307	4,750,358
Vale SA Preference Shares	216,200	4,984,785	China Shenhua Energy Co. Ltd.
Walter Energy, Inc.	14,800	1,174,084	H Shares	66,000	263,143
Worthington Industries, Inc.	13,596	200,133	Cimarex Energy Co.	6,229	457,707
		22,488,842	CNOOC Ltd.	1,152,000	1,803,291
MULTILINE RETAIL — 1.1%			Concho Resources, Inc.(1)	25,100	1,306,455
Big Lots, Inc.(1)	2,383	84,191	ConocoPhillips	76,125	3,947,842
Dillard’s, Inc., Class A	10,632	305,032	Crosstex Energy LP(1)	9,808	94,745
Dollar Tree, Inc.(1)	47,232	2,956,251	DCP Midstream Partners LP	2,927	87,517
Family Dollar Stores, Inc.	7,322	298,298	Devon Energy Corp.	17,235	1,100,455
Kohl’s Corp.(1)	35,166	1,784,675	DHT Holdings, Inc.	3,655	15,168
Macy’s, Inc.	24,653	547,543	EQT Corp.	17,645	691,508
Next plc	9,190	275,412	Exxon Mobil Corp.	158,617	9,589,984
Nordstrom, Inc.	34,200	1,357,740	Forest Oil Corp.(1)	3,770	100,433
Target Corp.	55,502	3,026,524	Frontier Oil Corp.	2,872	39,949
		10,635,666	Goodrich Petroleum Corp.(1)	1,096	13,415
MULTI-INDUSTRY(2)			Hugoton Royalty Trust	1,357	25,389
Consumer Staples Select			Imperial Oil Ltd.	31,727	1,204,384
Sector SPDR Fund	631	16,639	Murphy Oil Corp.	17,551	936,872
MULTI-UTILITIES — 0.4%			Noble Energy, Inc.	3,476	206,787
Avista Corp.	1,336	25,785	Nordic American Tanker Shipping	1,623	46,093
Black Hills Corp.	522	14,976	NovaTek OAO GDR	10,792	780,954
DTE Energy Co.	14,293	650,474	Occidental Petroleum Corp.	34,894	2,879,104
Integrys Energy Group, Inc.	26,904	1,216,599	PAA Natural Gas Storage LP(1)	3,037	72,129
MDU Resources Group, Inc.	2,539	47,479
			Pacific Rubiales Energy Corp.(1)	27,304	568,185
NiSource, Inc.	3,671	54,918
NorthWestern Corp.	731	19,255	Penn Virginia Corp.	914	20,007
PG&E Corp.	29,592	1,228,068	Permian Basin Royalty Trust	4,045	72,203

23

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Petroleo Brasileiro SA-Petrobras			PHARMACEUTICALS — 3.2%
ADR	22,248	$ 792,474	Abbott Laboratories	92,511	$ 4,399,823
Rosetta Resources, Inc.(1)	992	21,755	Allergan, Inc.	23,739	1,428,850
Rosneft Oil Co. OJSC GDR	59,502	433,604	Aspen Pharmacare
Royal Dutch Shell plc,			Holdings Ltd.(1)	69,274	727,110
Class A ADR	17,800	932,720	Aurobindo Pharma Ltd.	18,392	331,935
Royal Dutch Shell plc B Shares	49,500	1,249,305	Auxilium Pharmaceuticals, Inc.(1)	1,364	39,256
SandRidge Energy, Inc.(1)	3,341	21,516	Bristol-Myers Squibb Co.	23,039	534,735
Southwestern Energy Co.(1)	10,367	389,903	China Shineway
Sunoco Logistics Partners LP	372	24,478	Pharmaceutical Group Ltd.	219,000	679,637
Swift Energy Co.(1)	1,827	50,517	Eli Lilly & Co.	59,185	1,940,676
Teekay Tankers Ltd., Class A	4,966	54,378	Endo Pharmaceuticals
			Holdings, Inc.(1)	33,840	708,610
Total SA	17,670	824,176
			Forest Laboratories, Inc.(1)	21,816	564,598
Tullow Oil plc	27,393	441,304
			Impax Laboratories, Inc.(1)	1,257	26,491
Ultra Petroleum Corp.(1)	5,196	239,120
Valero Energy Corp.	21,100	394,148	Johnson & Johnson	126,833	7,394,364
W&T Offshore, Inc.	9,036	88,011	King Pharmaceuticals, Inc.(1)	35,503	307,811
Whiting Petroleum Corp.(1)	19,000	1,590,490	Merck & Co., Inc.	43,900	1,478,991
Williams Pipeline Partners LP	5,282	147,685	Nektar Therapeutics(1)	2,740	33,510
World Fuel Services Corp.	20,470	532,834	Novartis AG	42,120	1,907,017
XTO Energy, Inc.	10,149	433,768	Novo Nordisk A/S B Shares	27,327	2,100,941
		46,052,797	Perrigo Co.	4,615	274,177
PAPER & FOREST PRODUCTS — 0.2%			Pfizer, Inc.	189,521	2,886,405
Buckeye Technologies, Inc.(1)	2,485	30,118	Roche Holding AG	8,059	1,105,027
			Salix Pharmaceuticals Ltd.(1)	1,517	54,506
Domtar Corp.(1)	366	22,399
Fibria Celulose SA(1)	25,225	404,462	Shire plc	51,500	1,056,807
International Paper Co.	25,499	592,342	Teva Pharmaceutical
			Industries Ltd. ADR	12,190	668,256
KapStone Paper and			VIVUS, Inc.(1)	1,218	15,420
Packaging Corp.(1)	13,667	151,020
Louisiana-Pacific Corp.(1)	1,958	16,643			30,664,953
MeadWestvaco Corp.	5,732	136,995	PROFESSIONAL SERVICES — 0.1%
P.H. Glatfelter Co.	1,299	15,069	Adecco SA	10,240	494,635
Schweitzer-Mauduit			CDI Corp.	1,413	22,566
International, Inc.	313	17,278	Heidrick & Struggles
Weyerhaeuser Co.	10,740	457,309	International, Inc.	1,099	25,442
			Kelly Services, Inc., Class A(1)	1,064	15,524
		1,843,635
PERSONAL PRODUCTS — 0.2%			Korn/Ferry International(1)	2,226	31,119
Estee Lauder Cos., Inc. (The),			Mistras Group, Inc.(1)	2,845	33,969
Class A	14,633	852,665	Towers Watson & Co., Class A	444	20,424
Hypermarcas SA(1)	42,000	567,408			643,679
Inter Parfums, Inc.	1,127	17,615	REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.7%
Natura Cosmeticos SA	21,200	440,301	Agree Realty Corp.	1,492	35,525
Prestige Brands Holdings, Inc.(1)	2,845	21,963	Alexandria Real Estate
Schiff Nutrition International, Inc.	2,372	16,841	Equities, Inc.	4,300	281,994
		1,916,793	AMB Property Corp.	20,232	524,616

24

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
American Campus			Kilroy Realty Corp.	10,732	$ 353,083
Communities, Inc.	7,000	$ 187,390	Kimco Realty Corp.	41,971	600,185
American Capital Agency Corp.	528	13,865	LaSalle Hotel Properties	4,811	108,248
Annaly Capital Management, Inc.	24,222	410,805	Lexington Realty Trust	4,855	30,150
Apartment Investment &			Macerich Co. (The)	14,510	600,134
Management Co., Class A	11,900	245,497	Medical Properties Trust, Inc.	1,592	15,204
Ashford Hospitality Trust, Inc.(1)	6,403	50,904
			MFA Financial, Inc.	5,613	41,143
Associated Estates Realty Corp.	15,494	212,423	Mid-America Apartment
AvalonBay Communities, Inc.	13,400	1,314,004	Communities, Inc.	4,200	229,446
BioMed Realty Trust, Inc.	13,078	222,457	National Health Investors, Inc.	496	20,425
Boston Properties, Inc.	15,591	1,195,518	National Retail Properties, Inc.	914	20,090
BRE Properties, Inc.	6,474	264,528	Nationwide Health
Camden Property Trust	7,951	362,884	Properties, Inc.	15,860	562,871
Capstead Mortgage Corp.	1,488	16,993	Omega Healthcare Investors, Inc.	16,023	318,217
CBL & Associates Properties, Inc.	703	10,046	Pennsylvania Real Estate
Chimera Investment Corp.	13,444	52,969	Investment Trust	10,753	148,284
Colonial Properties Trust	9,600	144,768	Piedmont Office Realty Trust,
			Inc., Class A	18,026	342,133
Corporate Office Properties Trust	3,436	130,259
			ProLogis	58,588	666,731
DCT Industrial Trust, Inc.	31,145	150,742
			Public Storage	14,900	1,381,081
Developers Diversified
Realty Corp.	27,735	317,288	Regency Centers Corp.	3,800	139,650
DiamondRock Hospitality Co.(1)	3,457	31,597	Saul Centers, Inc.	1,380	52,923
Digital Realty Trust, Inc.	10,200	580,482	Simon Property Group, Inc.	28,889	2,456,432
Duke Realty Corp.	15,228	180,909	SL Green Realty Corp.	8,300	517,007
DuPont Fabros Technology, Inc.	10,811	276,113	Sovran Self Storage, Inc.	1,031	37,147
Entertainment Properties Trust	4,505	184,435	SPDR Dow Jones REIT Fund	21,612	1,174,396
Equity LifeStyle Properties, Inc.	1,500	77,700	Taubman Centers, Inc.	7,794	315,579
Equity One, Inc.	7,547	129,582	UDR, Inc.	14,935	303,629
Equity Residential	24,100	1,087,633	Universal Health Realty
			Income Trust	378	12,311
Essex Property Trust, Inc.	3,300	347,259	Urstadt Biddle Properties, Inc.,
Extra Space Storage, Inc.	14,018	210,831	Class A	1,615	27,035
First Industrial Realty			U-Store-It Trust	12,708	104,460
Trust, Inc.(1)	2,767	18,511
			Ventas, Inc.	19,171	900,078
First Potomac Realty Trust	1,446	21,256	Vornado Realty Trust	15,800	1,227,344
Getty Realty Corp.	1,070	23,882	Washington Real Estate
Glimcher Realty Trust	12,100	84,216	Investment Trust	522	15,336
Government Properties			Weingarten Realty Investors	7,036	146,771
Income Trust	12,073	321,383			25,579,390
Hatteras Financial Corp.	1,302	36,065	REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
HCP, Inc.	32,747	1,043,319	CB Richard Ellis Group, Inc.,
Health Care REIT, Inc.	16,400	706,512	Class A(1)	62,400	987,792
Healthcare Realty Trust, Inc.	653	14,973	Forest City Enterprises, Inc.,
Hersha Hospitality Trust	44,924	216,983	Class A(1)	13,400	177,684
Highwoods Properties, Inc.	1,410	41,539	Jones Lang LaSalle, Inc.	14,100	1,052,142
Host Hotels & Resorts, Inc.	64,220	915,777			2,217,618
Inland Real Estate Corp.	1,853	15,435

25

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
ROAD & RAIL — 0.6%			Taiwan Semiconductor
Canadian National Railway Co.	17,200	$ 987,153	Manufacturing Co. Ltd.	540,425	$ 986,960
CSX Corp.	5,501	287,427	Taiwan Semiconductor
Dollar Thrifty Automotive			Manufacturing Co. Ltd. ADR	29,203	284,729
Group, Inc.(1)	7,570	353,519	Teradyne, Inc.(1)	58,500	642,330
Kansas City Southern(1)	48,900	1,866,513	Texas Instruments, Inc.	28,311	691,355
Norfolk Southern Corp.	4,767	269,145	Ultra Clean Holdings, Inc.(1)	1,966	17,537
Old Dominion Freight Line, Inc.(1)	470	16,751	Varian Semiconductor Equipment
			Associates, Inc.(1)	492	15,296
Union Pacific Corp.	20,531	1,466,529
			Veeco Instruments, Inc.(1)	35,917	1,370,952
		5,247,037
			Verigy Ltd.(1)	21,690	220,370
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT — 3.0%			Xilinx, Inc.	1,610	39,364
Advanced Micro Devices, Inc.(1)	26,137	223,994	Zoran Corp.(1)	1,592	15,379
Altera Corp.	78,639	1,853,521			28,257,319
Applied Materials, Inc.	71,176	918,882	SOFTWARE — 2.6%
ARM Holdings plc	242,740	866,694	ACI Worldwide, Inc.(1)	2,627	50,202
ASML Holding NV	17,470	493,452	Activision Blizzard, Inc.	22,800	245,100
Atheros Communications, Inc.(1)	37,134	1,262,556	Ariba, Inc.(1)	2,759	41,523
Broadcom Corp., Class A	63,316	2,185,668	AsiaInfo Holdings, Inc.(1)	530	11,358
Cirrus Logic, Inc.(1)	10,845	154,162	Aspen Technology, Inc.(1)	1,410	16,159
Cree, Inc.(1)	15,683	1,040,881	Autodesk, Inc.(1)	21,300	623,238
Cymer, Inc.(1)	867	26,244	Autonomy Corp. plc(1)	13,311	336,226
Entegris, Inc.(1)	5,587	30,170	Cadence Design Systems, Inc.(1)	30,389	203,606
Integrated Device			Cerner Corp.(1)	12,100	1,012,891
Technology, Inc.(1)	6,965	40,676
			Citrix Systems, Inc.(1)	30,400	1,325,744
Intel Corp.	192,695	4,127,527	Compuware Corp.(1)	1,913	15,667
Intersil Corp., Class A	1,958	26,061	Epicor Software Corp.(1)	4,502	41,869
KLA-Tencor Corp.	7,276	223,882	Fair Isaac Corp.	4,638	107,602
Linear Technology Corp.	64,372	1,799,841
			Intuit, Inc.(1)	62,016	2,216,452
LSI Corp.(1)	48,506	258,537
			JDA Software Group, Inc.(1)	5,887	157,301
Marvell Technology Group Ltd.(1)	36,400	690,872
			Lawson Software, Inc.(1)	2,088	17,216
Mattson Technology, Inc.(1)	3,655	15,461
			Mentor Graphics Corp.(1)	6,640	60,955
MediaTek, Inc.	59,581	953,858
MEMC Electronic			Microsoft Corp.	394,494	10,177,945
Materials, Inc.(1)	2,349	26,661	Oracle Corp.	172,951	3,903,504
Microchip Technology, Inc.	25,769	717,667	Parametric Technology Corp.(1)	3,785	62,377
Micron Technology, Inc.(1)	65,011	590,950	Progress Software Corp.(1)	4,565	145,806
Mindspeed Technologies, Inc.(1)	5,486	46,466	Quest Software, Inc.(1)	8,556	165,601
MKS Instruments, Inc.(1)	3,087	61,308	Radiant Systems, Inc.(1)	3,886	53,860
Power Integrations, Inc.	268	9,107	Rovi Corp.(1)	25,400	948,436
RF Micro Devices, Inc.(1)	33,944	162,931	S1 Corp.(1)	6,832	41,880
Richtek Technology Corp.	40,000	367,881	salesforce.com, inc.(1)	18,500	1,600,805
Samsung Electronics Co. Ltd.	7,161	4,628,698	SAP AG(1)	16,370	694,943
Sigma Designs, Inc.(1)	2,845	29,645	Solera Holdings, Inc.	1,447	50,182
Skyworks Solutions, Inc.(1)	7,140	113,740	Sybase, Inc.(1)	629	40,464
Standard Microsystems Corp.(1)	1,095	25,054	Symantec Corp.(1)	17,228	244,121

26

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Synopsys, Inc.(1)	17,034	$ 364,868	Systemax, Inc.	6,509	$ 125,559
Taleo Corp., Class A(1)	1,996	50,000	Talbots, Inc.(1)	51,307	771,657
TIBCO Software, Inc.(1)	1,552	17,708	Truworths International Ltd.	74,033	528,802
Ulticom, Inc.(1)	3,134	28,425	Wet Seal, Inc. (The), Class A(1)	5,372	22,025
		25,074,034	Williams-Sonoma, Inc.	113,828	3,401,181
SPECIALTY RETAIL — 2.3%					22,315,562
Aaron’s, Inc.	834	16,663	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Abercrombie & Fitch Co., Class A	16,953	607,426	Crocs, Inc.(1)	1,390	14,387
AnnTaylor Stores Corp.(1)	28,500	617,025	Culp, Inc.(1)	1,279	16,755
AutoZone, Inc.(1)	7,074	1,350,285	Deckers Outdoor Corp.(1)	746	107,961
Bed Bath & Beyond, Inc.(1)	21,800	978,166	G-III Apparel Group Ltd.(1)	5,488	157,341
Best Buy Co., Inc.	7,700	325,325	Iconix Brand Group, Inc.(1)	9,119	148,184
Cabela’s, Inc.(1)	1,227	21,117	Jones Apparel Group, Inc.	15,977	313,788
Cato Corp. (The), Class A	628	14,902	LVMH Moet Hennessy Louis
Charming Shoppes, Inc.(1)	4,882	22,262	Vuitton SA	10,630	1,116,076
Chico’s FAS, Inc.	28,510	348,677	Maidenform Brands, Inc.(1)	2,727	63,103
Children’s Place Retail			Phillips-Van Heusen Corp.	15,000	820,950
Stores, Inc. (The)(1)	3,251	153,220	Steven Madden Ltd.(1)	3,614	121,883
Christopher & Banks Corp.	3,446	31,565	Swatch Group AG (The)	4,320	1,123,430
Coldwater Creek, Inc.(1)	3,328	20,767	True Religion Apparel, Inc.(1)	1,546	42,685
Collective Brands, Inc.(1)	2,219	49,661	VF Corp.	5,400	417,690
Dress Barn, Inc. (The)(1)	548	15,010	Warnaco Group, Inc. (The)(1)	653	27,811
Finish Line, Inc. (The), Class A	6,358	105,861	Weyco Group, Inc.	79	1,816
Gap, Inc. (The)	42,114	918,085	Wolverine World Wide, Inc.	548	15,728
Genesco, Inc.(1)	1,227	38,184			4,509,588
Group 1 Automotive, Inc.(1)	779	22,155	THRIFTS & MORTGAGE FINANCE — 0.2%
H & M Hennes & Mauritz AB			Brookline Bancorp., Inc.	1,645	16,384
B Shares	13,590	760,518	First Financial Holdings, Inc.	1,775	24,886
Home Depot, Inc. (The)	103,469	3,503,460	First Financial Northwest, Inc.	3,681	17,706
Hot Topic, Inc.	3,785	21,045	First Niagara Financial
J. Crew Group, Inc.(1)	28,223	1,288,098	Group, Inc.	3,315	43,791
Kingfisher plc	281,330	907,641	Flagstar Bancorp, Inc.(1)	3,133	15,914
Kirkland’s, Inc.(1)	5,399	116,186	Flushing Financial Corp.	1,284	17,385
Lowe’s Cos., Inc.	39,246	971,338	Housing Development Finance
Monro Muffler Brake, Inc.	3,858	151,967	Corp. Ltd.	11,733	703,743
			Hudson City Bancorp., Inc.	25,734	324,506
New York & Co., Inc.(1)	5,206	19,887
			K-Fed Bancorp.	1,951	19,510
OfficeMax, Inc.(1)	13,953	248,782
			Northwest Bancshares, Inc.	19,562	227,506
O’Reilly Automotive, Inc.(1)	26,800	1,367,336
			Ocwen Financial Corp.(1)	4,271	51,935
Penske Automotive Group, Inc.(1)	1,232	16,090
			People’s United Financial, Inc.	28,988	404,962
PEP Boys-Manny Moe & Jack	1,282	15,807	PMI Group, Inc. (The)(1)	7,309	34,279
PetSmart, Inc.	15,498	492,216	Provident Financial Services, Inc.	2,637	32,593
Rent-A-Center, Inc.(1)	11,785	285,433
			Radian Group, Inc.	2,741	28,178
Ross Stores, Inc.	19,510	1,022,324	Washington Federal, Inc.	1,070	18,490
Stage Stores, Inc.	1,152	16,324			1,981,768
Staples, Inc.	28,138	605,530

27

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
TOBACCO — 0.3%			U.S. Treasury Securities — 7.9%
Altria Group, Inc.	33,882	$ 687,466	U.S. Treasury Bonds,
British American Tobacco plc	22,455	662,320	5.25%, 2/15/29(3)	$ 2,500,000	$ 2,894,532
Lorillard, Inc.	2,600	185,874	U.S. Treasury Bonds,
Philip Morris International, Inc.	31,538	1,391,456	4.375%, 11/15/39(3)	2,400,000	2,460,374
		2,927,116	U.S. Treasury Inflation Indexed
TRADING COMPANIES & DISTRIBUTORS — 0.5%			Bonds, 2.50%, 1/15/29(3)	7,199,141	8,014,667
Aircastle Ltd.	11,322	111,522	U.S. Treasury Inflation Indexed
			Bonds, 2.125%, 2/15/40(3)	2,516,250	2,696,517
Fastenal Co.	38,200	1,926,808
			U.S. Treasury Inflation Indexed
GATX Corp.	627	18,126	Notes, 3.375%, 1/15/12(3)	1,837,740	1,939,246
Kaman Corp.	976	23,902	U.S. Treasury Inflation Indexed
Lawson Products, Inc.	1,384	19,058	Notes, 3.00%, 7/15/12(3)	12,462,279	13,242,144
Mitsubishi Corp.	57,500	1,298,106	U.S. Treasury Inflation Indexed
W.W. Grainger, Inc.	12,700	1,292,225	Notes, 0.50%, 4/15/15(3)	1,706,528	1,717,728
WESCO International, Inc.(1)	418	15,633	U.S. Treasury Inflation Indexed
			Notes, 1.375%, 7/15/18(3)	11,599,527	11,855,077
Wolseley plc(1)	13,770	327,094
			U.S. Treasury Notes,
		5,032,474	0.75%, 11/30/11(3)	5,000,000	5,008,400
TRANSPORTATION INFRASTRUCTURE — 0.1%			U.S. Treasury Notes,
Aegean Marine Petroleum			1.875%, 6/15/12(3)	6,000,000	6,135,936
Network, Inc.	1,338	30,828	U.S. Treasury Notes,
China Merchants Holdings			1.375%, 9/15/12(3)	7,000,000	7,075,467
International Co. Ltd.	160,000	491,212	U.S. Treasury Notes,
Mundra Port and Special			1.375%, 3/15/13(3)	6,000,000	6,032,802
Economic Zone Ltd.	25,327	364,182	U.S. Treasury Notes,
		886,222	2.375%, 8/31/14(3)	2,000,000	2,042,500
WATER UTILITIES(2)			U.S. Treasury Notes,
Artesian Resources Corp.,			3.00%, 8/31/16(3)	2,000,000	2,043,594
Class A	1,305	23,373	U.S. Treasury Notes,
WIRELESS TELECOMMUNICATION SERVICES — 1.4%			3.625%, 2/15/20(3)	1,500,000	1,538,790
America Movil SAB de CV,			TOTAL U.S. TREASURY SECURITIES
Series L ADR	35,944	1,701,589	(Cost $72,256,125)		74,697,774
American Tower Corp., Class A(1)	62,157	2,519,223	Corporate Bonds — 7.6%
China Mobile Ltd. ADR	22,523	1,048,896	AEROSPACE & DEFENSE — 0.2%
Millicom International Cellular SA	20,318	1,624,018	Hawker Beechcraft Acquisition
NII Holdings, Inc.(1)	35,900	1,309,273	Co. LLC/Hawker Beechcraft
SBA Communications Corp.,			Notes Co. PIK, 8.875%, 4/1/15(3)	206,529	169,870
Class A(1)	101,422	3,349,969	Honeywell International, Inc.,
SOFTBANK CORP.	27,800	668,932	5.30%, 3/15/17(3)	214,000	237,333
Vodafone Group plc	484,350	969,880	Honeywell International, Inc.,
			5.30%, 3/1/18(3)	170,000	187,923
		13,191,780
			L-3 Communications Corp.,
TOTAL COMMON STOCKS & RIGHTS			5.875%, 1/15/15(3)	100,000	99,750
(Cost $627,990,437)		724,984,898
			L-3 Communications Corp.,
			6.375%, 10/15/15(3)	150,000	150,750
			L-3 Communications Corp.,
			5.20%, 10/15/19(3)	70,000	72,742
			L-3 Communications Corp.,
			4.75%, 7/15/20	70,000	69,952
28

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Lockheed Martin Corp., 5.50%,			Credit Suisse AG, 5.40%,
11/15/39(3)	$ 170,000	$ 173,881	1/14/20(3)	$ 50,000	$ 48,973
United Technologies Corp.,			Deutsche Bank AG (London),
6.05%, 6/1/36(3)	228,000	248,743	4.875%, 5/20/13(3)	250,000	263,530
United Technologies Corp.,			Deutsche Bank AG (London),
5.70%, 4/15/40(3)	130,000	138,054	3.875%, 8/18/14(3)	130,000	133,776
		1,548,998	Goldman Sachs Group, Inc.
AUTO COMPONENTS — 0.1%			(The), 6.00%, 5/1/14(3)	130,000	137,280
American Axle & Manufacturing,			Goldman Sachs Group, Inc.
Inc., 7.875%, 3/1/17(3)	150,000	133,500	(The), 7.50%, 2/15/19(3)	490,000	541,857
Goodyear Tire & Rubber Co.			Goldman Sachs Group, Inc.
(The), 9.00%, 7/1/15(3)	250,000	257,500	(The), 5.375%, 3/15/20(3)	80,000	77,324
TRW Automotive, Inc., 8.875%,			Jefferies Group, Inc., 8.50%,
12/1/17(3)(4)	225,000	228,375	7/15/19(3)	70,000	78,860
		619,375	Morgan Stanley, 4.20%,
			11/20/14(3)	110,000	106,613
AUTOMOBILES — 0.1%
			Morgan Stanley, 6.625%,
American Honda Finance Corp.,			4/1/18(3)	240,000	246,826
2.375%, 3/18/13(3)(4)	150,000	151,248
			Morgan Stanley, 7.30%,
Daimler Finance N.A. LLC,			5/13/19(3)	340,000	357,702
5.875%, 3/15/11(3)	200,000	206,218
			UBS AG (Stamford Branch),
Ford Motor Co., 7.45%,			5.875%, 12/20/17(3)	200,000	206,174
7/16/31(3)	300,000	268,500
Nissan Motor Acceptance Corp.,					2,814,341
3.25%, 1/30/13(3)(4)	30,000	30,523	CHEMICALS — 0.1%
		656,489	Dow Chemical Co. (The), 8.55%,
			5/15/19(3)	150,000	178,189
BEVERAGES — 0.1%
			Hexion Finance Escrow LLC/
Anheuser-Busch InBev			Hexion Escrow Corp., 8.875%,
Worldwide, Inc., 3.00%,			2/1/18(4)	125,000	116,250
10/15/12(3)	180,000	184,534
			Huntsman International LLC,
Anheuser-Busch InBev			7.875%, 11/15/14	175,000	168,000
Worldwide, Inc., 6.875%,
11/15/19(4)	210,000	242,701	Rohm & Haas Co., 5.60%,
			3/15/13(3)	180,000	191,952
Anheuser-Busch InBev
Worldwide, Inc., 5.00%,					654,391
4/15/20(3)(4)	80,000	81,332	COMMERCIAL BANKS — 0.2%
Dr Pepper Snapple Group, Inc.,			Barclays Bank plc, 5.00%,
6.82%, 5/1/18(3)	190,000	222,415	9/22/16(3)	100,000	98,936
SABMiller plc, 6.20%, 7/1/11(3)(4)	170,000	177,278	BB&T Corp., 5.70%, 4/30/14(3)	130,000	141,967
		908,260	Fifth Third Bancorp., 6.25%,
BUILDING PRODUCTS — 0.1%			5/1/13(3)	90,000	97,262
Masco Corp., 6.125%, 10/3/16	500,000	491,037	HSBC Holdings plc, 6.80%,
Nortek, Inc., 11.00%, 12/1/13	150,666	157,446	6/1/38	50,000	52,690
			National Australia Bank Ltd.,
		648,483	3.75%, 3/2/15(3)(4)	100,000	100,902
CAPITAL MARKETS — 0.3%			PNC Bank N.A., 6.00%, 12/7/17(3)	230,000	245,343
Credit Suisse (New York), 5.00%,			PNC Funding Corp., 4.25%,
5/15/13(3)	280,000	298,042
			9/21/15(3)	100,000	103,096
Credit Suisse (New York), 5.50%,			SunTrust Bank, 7.25%, 3/15/18(3)	100,000	108,719
5/1/14(3)	170,000	183,579
Credit Suisse (New York), 5.30%,			Wachovia Bank N.A., 4.80%,
			11/1/14(3)	269,000	280,714
8/13/19(3)	130,000	133,805

29

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Wachovia Bank N.A., 4.875%,			General Electric Capital Corp.,
2/1/15(3)	$ 101,000	$ 105,757	5.625%, 9/15/17(3)	$ 415,000	$ 439,648
Wells Fargo & Co., 3.625%,			SLM Corp., 5.375%, 1/15/13(3)	70,000	68,503
4/15/15(3)	80,000	81,046			3,439,941
Westpac Banking Corp.,			CONTAINERS & PACKAGING — 0.1%
4.875%, 11/19/19(3)	60,000	59,895
			Graham Packaging Co. LP/GPC
		1,476,327	Capital Corp I, 9.875%, 10/15/14	350,000	354,375
COMMERCIAL SERVICES & SUPPLIES — 0.3%			Graham Packaging Co. LP/GPC
Allied Waste North America, Inc.,			Capital Corp I, 8.25%, 1/1/17(4)	225,000	219,938
6.375%, 4/15/11(3)	600,000	621,927			574,313
ARAMARK Corp., 8.50%,			DIVERSIFIED FINANCIAL SERVICES — 0.3%
2/1/15(3)	200,000	200,500
			Arch Western Finance LLC,
Cenveo Corp., 8.375%,			6.75%, 7/1/13(3)	130,000	129,025
6/15/14(3)	325,000	298,188
			Bank of America Corp., 4.50%,
Corrections Corp. of America,			4/1/15(3)	130,000	129,352
6.25%, 3/15/13(3)	550,000	553,438
			Bank of America Corp., 6.50%,
KAR Auction Services, Inc.,			8/1/16(3)	100,000	106,647
8.75%, 5/1/14(3)	500,000	497,500
			Bank of America Corp., 5.75%,
Republic Services, Inc., 5.50%,			12/1/17(3)	120,000	121,708
9/15/19(3)(4)	170,000	179,756
			Bank of America N.A., 5.30%,
Waste Management, Inc.,			3/15/17(3)	303,000	297,690
6.125%, 11/30/39(3)	70,000	73,450
			BankAmerica Capital II, 8.00%,
		2,424,759	12/15/26(3)	300,000	293,250
COMMUNICATIONS EQUIPMENT(2)			Citigroup Capital XXI, VRN,
Cisco Systems, Inc., 5.90%,			8.30%, 12/21/37(3)	275,000	264,000
2/15/39(3)	180,000	191,533	Citigroup, Inc., 5.50%, 4/11/13(3)	330,000	340,157
COMPUTERS & PERIPHERALS(2)			Citigroup, Inc., 6.01%, 1/15/15(3)	210,000	218,713
Seagate Technology HDD			Citigroup, Inc., 4.75%, 5/19/15	50,000	49,437
Holdings, 6.80%, 10/1/16(3)	250,000	246,875
			Citigroup, Inc., 6.125%, 5/15/18(3)	240,000	245,866
CONSUMER FINANCE — 0.4%
			Citigroup, Inc., 8.50%, 5/22/19(3)	80,000	93,887
Ally Financial, Inc., 6.875%,
9/15/11	618,000	621,090	CME Group Index Services LLC,
			4.40%, 3/15/18(3)(4)	100,000	100,065
Ally Financial, Inc., 8.30%,
2/12/15(3)(4)	400,000	402,500	JPMorgan Chase & Co., 4.65%,
			6/1/14(3)	170,000	179,926
American Express Centurion
Bank, 5.55%, 10/17/12(3)	130,000	139,669	JPMorgan Chase & Co., 6.00%,
			1/15/18(3)	390,000	421,693
American Express Co., 7.25%,
5/20/14(3)	70,000	79,489	Susser Holdings LLC/Susser
			Finance Corp., 8.50%, 5/15/16(4)	250,000	248,125
American General Finance Corp.,
4.875%, 7/15/12(3)	500,000	452,500			3,239,541
Capital One Bank USA N.A.,			DIVERSIFIED TELECOMMUNICATION
8.80%, 7/15/19(3)	250,000	298,626	SERVICES — 0.6%
Ford Motor Credit Co. LLC,			Alltel Corp., 7.875%, 7/1/32(3)	80,000	97,687
7.25%, 10/25/11(3)	450,000	458,274	AT&T, Inc., 6.80%, 5/15/36(3)	270,000	298,339
Ford Motor Credit Co. LLC,			AT&T, Inc., 6.55%, 2/15/39(3)	270,000	293,436
7.50%, 8/1/12	250,000	254,503	British Telecommunications plc,
General Electric Capital Corp.,			5.95%, 1/15/18(3)	100,000	103,529
3.75%, 11/14/14(3)	110,000	111,726
			Cellco Partnership/Verizon
General Electric Capital Corp.,			Wireless Capital LLC, 8.50%,
4.375%, 9/21/15(3)	110,000	113,413	11/15/18(3)	90,000	112,706

30

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Cincinnati Bell, Inc., 8.75%,			Energy Future Holdings Corp.,
3/15/18(3)	$ 150,000	$ 139,500	10.875%, 11/1/17(3)	$ 175,000	$ 129,500
Embarq Corp., 7.08%, 6/1/16(3)	158,000	170,275	FirstEnergy Solutions Corp.,
France Telecom SA, 4.375%,			6.05%, 8/15/21(3)	180,000	178,855
7/8/14(3)	190,000	202,710	Florida Power Corp., 6.35%,
Frontier Communications Corp.,			9/15/37(3)	170,000	191,660
6.25%, 1/15/13(3)	280,000	280,000	Southern California Edison Co.,
Frontier Communications Corp.,			5.625%, 2/1/36(3)	49,000	51,237
7.125%, 3/15/19(3)	200,000	185,000			1,390,662
Intelsat Jackson Holdings SA,			ELECTRICAL EQUIPMENT(2)
11.25%, 6/15/16(3)	200,000	212,000	Baldor Electric Co., 8.625%,
Intelsat Luxembourg SA,			2/15/17(3)	425,000	434,562
11.25%, 2/4/17(5)	250,000	247,500	ELECTRONIC EQUIPMENT, INSTRUMENTS &
Intelsat Subsidiary Holding Co.			COMPONENTS — 0.1%
SA, 8.875%, 1/15/15(3)	175,000	177,625	Sanmina-SCI Corp., 8.125%,
Level 3 Financing, Inc., 9.25%,			3/1/16(3)	500,000	478,750
11/1/14	250,000	228,750	ENERGY EQUIPMENT & SERVICES(2)
MetroPCS Wireless, Inc., 9.25%,			Pioneer Drilling Co., 9.875%,
11/1/14(3)	500,000	517,500	3/15/18(3)(4)	125,000	124,375
Nordic Telephone Co. Holdings			Pride International, Inc., 8.50%,
ApS, 8.875%, 5/1/16(3)(4)	575,000	592,250	6/15/19(3)	90,000	99,000
Qwest Corp., 7.875%, 9/1/11(3)	340,000	357,850	Weatherford International Ltd.,
Qwest Corp., 7.50%, 10/1/14(3)	90,000	95,175	9.625%, 3/1/19(3)	200,000	245,290
Sprint Capital Corp., 8.75%,					468,665
3/15/32(3)	500,000	478,750	FOOD & STAPLES RETAILING — 0.2%
Telecom Italia Capital SA,			CVS Caremark Corp., 6.60%,
6.175%, 6/18/14(3)	160,000	165,669	3/15/19(3)	190,000	216,083
Telecom Italia Capital SA,			Ingles Markets, Inc., 8.875%,
7.00%, 6/4/18(3)	90,000	94,900	5/15/17(3)	500,000	513,125
Telefonica Emisiones SAU,			Rite Aid Corp., 8.625%, 3/1/15(3)	250,000	203,750
5.88%, 7/15/19(3)	150,000	155,110
			SUPERVALU, Inc., 8.00%,
Verizon Communications, Inc.,			5/1/16(3)	275,000	272,250
6.40%, 2/15/38(3)	60,000	63,747
			SYSCO Corp., 4.20%, 2/12/13(3)	90,000	96,079
Wind Acquisition Finance SA,
11.75%, 7/15/17(4)	250,000	256,250	Wal-Mart Stores, Inc., 5.875%,
			4/5/27(3)	213,000	230,143
Windstream Corp., 8.625%,
8/1/16(3)	300,000	298,500	Wal-Mart Stores, Inc., 6.20%,
			4/15/38(3)	170,000	190,660
		5,824,758
			Wal-Mart Stores, Inc., 5.625%,
ELECTRIC UTILITIES — 0.1%			4/1/40(3)	100,000	104,604
Carolina Power & Light Co.,					1,826,694
5.15%, 4/1/15(3)	83,000	91,586
			FOOD PRODUCTS — 0.1%
Carolina Power & Light Co.,
5.25%, 12/15/15(3)	174,000	194,848	Kellogg Co., 4.45%, 5/30/16(3)	170,000	182,977
Cleveland Electric Illuminating			Kraft Foods, Inc., 6.00%,
Co. (The), 5.70%, 4/1/17(3)	59,000	63,197	2/11/13(3)	50,000	55,216
Duke Energy Corp., 3.95%,			Kraft Foods, Inc., 5.375%,
9/15/14(3)	80,000	82,897	2/10/20(3)	80,000	83,241
EDF SA, 4.60%, 1/27/20(3)(4)	150,000	151,413	Kraft Foods, Inc., 6.50%,
			2/9/40(3)	210,000	223,689
Edison Mission Energy, 7.00%,
5/15/17(3)	375,000	255,469

31

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Mead Johnson Nutrition Co.,			McDonald’s Corp., 5.35%,
3.50%, 11/1/14(3)(4)	$ 70,000	$ 71,858	3/1/18(3)	$ 130,000	$ 144,787
Smithfield Foods, Inc., 7.75%,			McDonald’s Corp., 6.30%,
5/15/13(3)	250,000	245,000	10/15/37(3)	190,000	218,631
Smithfield Foods, Inc., 7.75%,			MGM Mirage, 6.75%, 9/1/12(3)	400,000	371,000
7/1/17(3)	400,000	378,000
			MGM Mirage, 7.625%, 1/15/17(3)	125,000	94,375
		1,239,981	Pinnacle Entertainment, Inc.,
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%			8.75%, 5/15/20(3)(4)	250,000	232,500
Baxter International, Inc.,			Starwood Hotels & Resorts
5.90%, 9/1/16(3)	90,000	103,964	Worldwide, Inc., 6.75%,
Baxter International, Inc.,			5/15/18(3)	250,000	248,125
5.375%, 6/1/18(3)	170,000	189,116	Universal City Development
Biomet, Inc, 10.00%, 10/15/17(3)	200,000	212,500	Partners Ltd., 8.875%,
			11/15/15(4)	240,000	238,800
Biomet, Inc, 11.625%,
10/15/17(3)	525,000	563,062	Wynn Las Vegas LLC/Wynn Las
Inverness Medical Innovations,			Vegas Capital Corp., 6.625%,
			12/1/14(3)	500,000	497,500
Inc., 9.00%, 5/15/16(3)	500,000	493,750
		1,562,392	Yum! Brands, Inc., 5.30%,
			9/15/19(3)	180,000	188,658
HEALTH CARE PROVIDERS & SERVICES — 0.4%					3,276,251
CHS/Community Health			HOUSEHOLD DURABLES(2)
Systems, Inc., 8.875%, 7/15/15(3)	450,000	461,813
DaVita, Inc., 7.25%, 3/15/15(3)	100,000	100,000	K Hovnanian Enterprises, Inc.,
			10.625%, 10/15/16	125,000	128,438
Express Scripts, Inc., 5.25%,			Yankee Acquisition Corp.,
6/15/12(3)	120,000	128,472
			8.50%, 2/15/15(3)	200,000	201,500
Express Scripts, Inc., 7.25%,					329,938
6/15/19(3)	240,000	286,084
			HOUSEHOLD PRODUCTS(2)
HCA, Inc., 6.50%, 2/15/16(3)	200,000	183,500
HCA, Inc., 9.25%, 11/15/16(3)	375,000	393,750	Central Garden and Pet Co.,
			8.25%, 3/1/18	200,000	199,000
HealthSouth Corp., 10.75%,			Kimberly-Clark Corp., 6.125%,
6/15/16	125,000	135,625	8/1/17(3)	170,000	196,899
HealthSouth Corp., 8.125%,					395,899
2/15/20	250,000	243,750
			INDEPENDENT POWER PRODUCERS &
Medco Health Solutions, Inc.,			ENERGY TRADERS — 0.1%
7.25%, 8/15/13(3)	240,000	275,490
			AES Corp. (The), 8.75%,
Omnicare, Inc., 6.875%,			5/15/13(3)(4)	169,000	172,380
12/15/15(3)	250,000	248,125
			AES Corp. (The), 8.00%,
Quest Diagnostics, Inc., 4.75%,			10/15/17(3)	425,000	419,688
1/30/20(3)	70,000	70,939
			RRI Energy, Inc., 7.625%,
Sun Healthcare Group, Inc.,			6/15/14(3)	400,000	386,000
9.125%, 4/15/15	200,000	209,500
Tenet Healthcare Corp., 8.875%,					978,068
7/1/19(4)	600,000	632,250	INDUSTRIAL CONGLOMERATES — 0.1%
		3,369,298	General Electric Co., 5.00%,
			2/1/13(3)	122,000	130,685
HOTELS, RESTAURANTS & LEISURE — 0.3%
			General Electric Co., 5.25%,
Games Merger Corp., 11.00%,			12/6/17(3)	190,000	203,707
6/1/18(4)(6)	300,000	297,000
			Hutchison Whampoa
Harrah’s Operating Co., Inc.,			International 09/16 Ltd., 4.625%,
11.25%, 6/1/17(3)	500,000	526,250
			9/11/15(3)(4)	140,000	143,672
Harrah’s Operating Co., Inc.,					478,064
10.00%, 12/15/18(3)	275,000	218,625

32

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
INSURANCE — 0.2%			Comcast Corp., 6.40%,
Allstate Corp. (The), 7.45%,			5/15/38(3)	$ 170,000	$ 178,750
5/16/19	$ 130,000	$ 154,218	DirecTV Holdings LLC, 3.55%,
Fairfax Financial Holdings Ltd.,			3/15/15(3)(4)	130,000	129,989
7.75%, 6/15/17(3)	425,000	436,156	DirecTV Holdings LLC/DirecTV
Hartford Financial Services			Financing Co., Inc., 4.75%,
Group, Inc. (The), 4.00%,			10/1/14(3)	260,000	275,390
3/30/15(3)	80,000	77,750	DirecTV Holdings LLC/DirecTV
International Lease Finance			Financing Co., Inc., 6.375%,
Corp., 5.30%, 5/1/12(3)	375,000	348,750	6/15/15(3)	120,000	124,350
Lincoln National Corp., 6.25%,			Harland Clarke Holdings Corp.,
2/15/20(3)	70,000	73,469	9.50%, 5/15/15(3)	600,000	538,500
MetLife Global Funding I,			Interpublic Group of Cos., Inc.
5.125%, 4/10/13(3)(4)	160,000	172,688	(The), 10.00%, 7/15/17(3)	750,000	825,938
MetLife, Inc., 6.75%, 6/1/16(3)	170,000	190,738	Mediacom LLC/Mediacom
			Capital Corp., 9.125%,
New York Life Global Funding,			8/15/19(3)(4)	250,000	248,750
4.65%, 5/9/13(3)(4)	130,000	138,901
			News America, Inc., 6.90%,
Prudential Financial, Inc.,			8/15/39(3)	100,000	111,530
7.375%, 6/15/19(3)	70,000	80,275
			Nielsen Finance LLC/Nielsen
Prudential Financial, Inc.,			Finance Co., 11.50%, 5/1/16(3)	125,000	133,125
5.40%, 6/13/35(3)	190,000	169,584
			Omnicom Group, Inc., 5.90%,
Travelers Cos., Inc. (The),			4/15/16(3)	190,000	210,125
5.90%, 6/2/19(3)	80,000	87,684
			Time Warner Cable, Inc., 5.40%,
		1,930,213	7/2/12(3)	120,000	128,694
IT SERVICES — 0.1%			Time Warner Cable, Inc., 6.75%,
SunGard Data Systems, Inc.,			7/1/18(3)	210,000	236,874
9.125%, 8/15/13(3)	400,000	406,000	Time Warner, Inc., 5.50%,
SunGard Data Systems, Inc.,			11/15/11(3)	140,000	147,868
10.25%, 8/15/15(3)	200,000	203,250	Time Warner, Inc., 4.875%,
		609,250	3/15/20(3)	130,000	129,860
LEISURE EQUIPMENT & PRODUCTS(2)			Time Warner, Inc., 7.625%,
Hasbro, Inc., 6.35%, 3/15/40(3)	100,000	104,176	4/15/31(3)	37,000	42,659
MACHINERY(2)			Time Warner, Inc., 7.70%,
			5/1/32(3)	130,000	150,994
Deere & Co., 5.375%, 10/16/29(3)	120,000	126,838
			Viacom, Inc., 6.25%, 4/30/16(3)	330,000	370,910
SPX Corp., 7.625%, 12/15/14(3)	175,000	178,938
			Viacom, Inc., 6.875%, 4/30/36(3)	90,000	97,814
		305,776	Virgin Media Finance plc, 9.50%,
MEDIA — 0.6%			8/15/16(3)	500,000	515,000
CBS Corp., 8.875%, 5/15/19(3)	80,000	98,084	WMG Acquisition Corp., 9.50%,
CBS Corp., 5.75%, 4/15/20(3)	80,000	81,835	6/15/16(4)	325,000	338,000
CBS Corp., 5.50%, 5/15/33(3)	80,000	69,710			5,893,312
Cengage Learning Acquisitions,			METALS & MINING — 0.1%
Inc., 10.50%, 1/15/15(4)	200,000	182,500	Anglo American Capital plc,
Cinemark USA, Inc., 8.625%,			9.375%, 4/8/19(3)(4)	100,000	125,740
6/15/19(3)	150,000	152,250	AngloGold Ashanti Holdings plc,
Clear Channel Communications,			5.375%, 4/15/20(3)	50,000	49,234
Inc., 10.75%, 8/1/16(3)	275,000	204,875	ArcelorMittal, 9.85%, 6/1/19(3)	160,000	195,608
Comcast Corp., 5.90%,			Barrick Gold Corp., 6.95%,
3/15/16(3)	153,000	168,938	4/1/19	90,000	104,996

33

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Freeport-McMoRan Copper &			Bill Barrett Corp., 9.875%,
Gold, Inc., 8.375%, 4/1/17(3)	$ 120,000	$ 130,671	7/15/16(3)	$ 325,000	$ 338,000
Newmont Mining Corp., 6.25%,			Chesapeake Energy Corp.,
10/1/39(3)	120,000	122,287	7.625%, 7/15/13(3)	125,000	130,312
Rio Tinto Finance USA Ltd.,			ConocoPhillips, 5.75%, 2/1/19(3)	160,000	177,780
5.875%, 7/15/13(3)	190,000	207,570
			ConocoPhillips, 6.50%, 2/1/39(3)	290,000	334,112
Vale Overseas Ltd., 5.625%,			El Paso Corp., 7.875%, 6/15/12(3)	60,000	63,181
9/15/19(3)	50,000	51,561
Xstrata Finance Canada Ltd.,			El Paso Corp., 6.875%,
			6/15/14(3)	150,000	151,141
5.80%, 11/15/16(3)(4)	142,000	152,964
		1,140,631	Enbridge Energy Partners LP,
			6.50%, 4/15/18(3)	90,000	100,934
MULTILINE RETAIL(2)
			Encore Acquisition Co., 9.50%,
Macy’s Retail Holdings, Inc.,			5/1/16(3)	125,000	133,125
5.35%, 3/15/12(3)	127,000	130,492
			Enterprise Products Operating
Macy’s Retail Holdings, Inc.,			LLC, 6.30%, 9/15/17(3)	350,000	383,224
5.90%, 12/1/16(3)	250,000	251,875
			Enterprise Products Operating
		382,367	LLC, 6.45%, 9/1/40	70,000	70,053
MULTI-UTILITIES — 0.2%			EOG Resources, Inc., 5.625%,
CenterPoint Energy Resources			6/1/19(3)	120,000	133,383
Corp., 6.125%, 11/1/17(3)	190,000	207,664	Hess Corp., 6.00%, 1/15/40(3)	70,000	71,016
CenterPoint Energy Resources			Kinder Morgan Energy Partners
Corp., 6.25%, 2/1/37(3)	220,000	228,837	LP, 6.85%, 2/15/20(3)	160,000	177,004
Dominion Resources, Inc.,			Kinder Morgan Energy Partners
6.40%, 6/15/18(3)	170,000	192,452	LP, 6.50%, 9/1/39(3)	70,000	68,337
Pacific Gas & Electric Co.,			Magellan Midstream Partners LP,
4.20%, 3/1/11(3)	330,000	336,461	6.55%, 7/15/19(3)	86,000	95,692
Pacific Gas & Electric Co.,			Motiva Enterprises LLC, 5.75%,
5.80%, 3/1/37(3)	298,000	304,223	1/15/20(3)(4)	110,000	116,887
Pacific Gas & Electric Co.,			Nexen, Inc., 5.65%, 5/15/17(3)	130,000	141,600
6.35%, 2/15/38(3)	160,000	174,453
			Nexen, Inc., 6.40%, 5/15/37(3)	150,000	151,013
PG&E Corp., 5.75%, 4/1/14(3)	60,000	66,286
			OPTI Canada, Inc., 7.875%,
Sempra Energy, 8.90%,			12/15/14(3)	290,000	247,950
11/15/13(3)	70,000	83,395
			Petrobras International Finance
Sempra Energy, 6.50%,			Co., 5.75%, 1/20/20(3)	70,000	69,819
6/1/16(3)	80,000	91,524
			Petrohawk Energy Corp., 7.875%,
Sempra Energy, 6.00%,			6/1/15(3)	100,000	97,375
10/15/39(3)	50,000	51,063
			Petroleos Mexicanos, 6.00%,
		1,736,358	3/5/20(3)(4)	80,000	81,400
OFFICE ELECTRONICS(2)			Plains All American Pipeline
Xerox Corp., 5.65%, 5/15/13(3)	50,000	53,908	LP/PAA Finance Corp., 8.75%,
			5/1/19(3)	170,000	202,216
Xerox Corp., 4.25%, 2/15/15(3)	130,000	133,273
		187,181	Range Resources Corp., 7.375%,
			7/15/13(3)	225,000	227,250
OIL, GAS & CONSUMABLE FUELS — 0.7%			Sabine Pass LNG LP, 7.25%,
Anadarko Petroleum Corp.,			11/30/13(3)	250,000	231,250
6.45%, 9/15/36(3)	140,000	132,954
			Sabine Pass LNG LP, 7.50%,
Arch Coal, Inc., 8.75%, 8/1/16(3)(4)	275,000	281,875	11/30/16(3)	400,000	334,000
ATP Oil & Gas Corp., 11.875%,			SandRidge Energy, Inc., 8.75%,
5/1/15(3)(4)	150,000	118,500	1/15/20(3)(4)	225,000	204,750

34

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Shell International Finance BV,			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
4.30%, 9/22/19(3)	$ 120,000	$ 121,297	AMB Property Corp., 6.625%,
Shell International Finance BV,			12/1/19(3)	$ 110,000	$ 116,341
6.375%, 12/15/38(3)	150,000	171,229	Digital Realty Trust LP, 5.875%,
Southwestern Energy Co., 7.50%,			2/1/20(3)(4)	100,000	100,824
2/1/18(3)	300,000	316,500	Host Hotels & Resorts LP, 6.75%,
Talisman Energy, Inc., 7.75%,			6/1/16(3)	300,000	295,500
6/1/19(3)	120,000	144,851	ProLogis, 5.625%, 11/15/16(3)	210,000	202,538
Williams Partners LP, 5.25%,			ProLogis, 7.375%, 10/30/19(3)	70,000	69,196
3/15/20(3)(4)	80,000	80,127
			ProLogis, 6.875%, 3/15/20(3)	120,000	114,888
XTO Energy, Inc., 6.50%,
12/15/18(3)	130,000	152,733			899,287
XTO Energy, Inc., 6.10%,			REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
4/1/36(3)	196,000	219,244	CB Richard Ellis Services, Inc.,
		6,272,114	11.625%, 6/15/17(3)	100,000	112,000
PAPER & FOREST PRODUCTS — 0.2%			ROAD & RAIL — 0.1%
Boise Cascade LLC, 7.125%,			Avis Budget Car Rental LLC/Avis
10/15/14(3)	269,000	254,205	Budget Finance, Inc., 9.625%,
			3/15/18(3)(4)	175,000	175,875
Domtar Corp., 9.50%, 8/1/16(3)	250,000	285,000
			CSX Corp., 7.375%, 2/1/19(3)	130,000	156,294
Georgia-Pacific LLC, 7.70%,
6/15/15(3)	475,000	483,312	Union Pacific Corp., 5.75%,
			11/15/17(3)	270,000	298,185
Georgia-Pacific LLC, 7.125%,
1/15/17(3)(4)	175,000	175,000			630,354
International Paper Co., 9.375%,			SEMICONDUCTORS & SEMICONDUCTOR
5/15/19(3)	235,000	295,350	EQUIPMENT(2)
International Paper Co., 7.30%,			Freescale Semiconductor, Inc.,
11/15/39(3)	90,000	96,351	9.25%, 4/15/18(3)(4)	150,000	149,625
Verso Paper Holdings LLC/Verso			SOFTWARE(2)
Paper, Inc., 9.125%, 8/1/14(3)	550,000	522,500	Intuit, Inc., 5.75%, 3/15/17(3)	303,000	331,750
		2,111,718	SPECIALTY RETAIL — 0.3%
PHARMACEUTICALS — 0.2%			Asbury Automotive Group, Inc.,
Abbott Laboratories, 2.70%,			8.00%, 3/15/14(3)	375,000	371,250
5/27/15(3)	60,000	60,292	Burlington Coat Factory
Abbott Laboratories, 5.875%,			Warehouse Corp., 11.125%,
5/15/16(3)	95,000	109,334	4/15/14(3)	250,000	259,375
Abbott Laboratories, 5.30%,			Couche-Tard US LP/Couche-
5/27/40(3)	60,000	59,157	Tard Finance Corp., 7.50%,
AstraZeneca plc, 5.40%,			12/15/13(3)	485,000	486,212
9/15/12(3)	180,000	196,572	GSC Holdings Corp., 8.00%,
AstraZeneca plc, 5.90%,			10/1/12(3)	300,000	309,000
9/15/17(3)	180,000	206,455	Home Depot, Inc. (The), 5.875%,
GlaxoSmithKline Capital, Inc.,			12/16/36(3)	60,000	59,205
4.85%, 5/15/13(3)	130,000	142,099	Lowe’s Cos., Inc., 4.625%,
Novartis Capital Corp., 4.40%,			4/15/20(3)	40,000	41,676
4/24/20(3)	130,000	134,769	Michaels Stores, Inc., 10.00%,
Pfizer, Inc., 7.20%, 3/15/39(3)	100,000	124,158	11/1/14(3)	300,000	309,375
Watson Pharmaceuticals, Inc.,			Michaels Stores, Inc., 11.375%,
5.00%, 8/15/14(3)	240,000	254,948	11/1/16(3)	250,000	258,437
Wyeth, 5.95%, 4/1/37(3)	199,000	215,140
		1,502,924

35

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Staples, Inc., 9.75%, 1/15/14(3)	$ 100,000	$ 122,563	FNMA, 6.50%, 4/1/12(3)	$ 4,125	$ 4,454
Toys “R” Us Property Co. I LLC,			FNMA, 6.00%, 4/1/14(3)	26,312	28,396
10.75%, 7/15/17(4)	500,000	556,250
			FNMA, 7.50%, 6/1/15(3)	9,254	10,136
		2,773,343	FNMA, 5.50%, 12/1/16(3)	105,021	113,243
TEXTILES, APPAREL & LUXURY GOODS — 0.1%			FNMA, 4.50%, 5/1/19(3)	333,120	353,333
Perry Ellis International, Inc.,
8.875%, 9/15/13(3)	625,000	637,500	FNMA, 4.50%, 5/1/19(3)	345,283	366,234
TOBACCO(2)			FNMA, 5.00%, 9/1/20(3)	259,785	278,054
Altria Group, Inc., 9.25%,			FNMA, 7.00%, 6/1/26(3)	1,372	1,535
8/6/19(3)	130,000	154,445	FNMA, 7.50%, 3/1/27(3)	15,656	17,650
TRADING COMPANIES & DISTRIBUTORS — 0.1%			FNMA, 7.00%, 1/1/29(3)	7,988	8,950
Ashtead Capital, Inc., 9.00%,			FNMA, 6.50%, 4/1/29(3)	39,305	43,602
8/15/16(3)(4)	850,000	850,000
			FNMA, 6.50%, 8/1/29(3)	27,343	30,333
RSC Equipment Rental, Inc./
RSC Holdings III LLC, 9.50%,			FNMA, 6.50%, 12/1/29(3)	46,004	51,034
12/1/14(3)	450,000	429,750	FNMA, 7.00%, 3/1/30(3)	14,953	16,765
		1,279,750	FNMA, 8.00%, 7/1/30(3)	12,990	15,010
WIRELESS TELECOMMUNICATION SERVICES — 0.1%			FNMA, 7.50%, 9/1/30(3)	7,052	7,959
America Movil SAB de CV,			FNMA, 7.00%, 9/1/31(3)	39,163	43,957
5.00%, 10/16/19(3)(4)	130,000	130,613
			FNMA, 6.50%, 1/1/32(3)	19,128	21,219
America Movil SAB de CV,
5.00%, 3/30/20(3)(4)	100,000	100,086	FNMA, 7.00%, 6/1/32(3)	131,892	148,073
Cricket Communications, Inc.,			FNMA, 6.50%, 8/1/32(3)	30,329	33,646
9.375%, 11/1/14(3)	250,000	253,125	FNMA, 6.50%, 11/1/32(3)	228,871	253,895
Crown Castle International Corp.,			FNMA, 5.50%, 6/1/33(3)	220,340	236,279
9.00%, 1/15/15(3)	500,000	528,125
			FNMA, 5.50%, 8/1/33(3)	148,841	159,608
Rogers Cable, Inc., 6.25%,			FNMA, 5.00%, 11/1/33(3)	1,792,531	1,888,868
6/15/13(3)	140,000	155,256
Rogers Communications, Inc.,			FNMA, 5.50%, 1/1/34(3)	2,022,552	2,173,864
6.80%, 8/15/18(3)	100,000	116,005	FNMA, 4.50%, 9/1/35(3)	1,489,853	1,534,199
Vodafone Group plc, 5.45%,			FNMA, 5.00%, 1/1/36	7,042,912	7,399,415
6/10/19(3)	120,000	126,301	FNMA, 5.00%, 2/1/36(3)	1,664,971	1,749,250
		1,409,511	FNMA, 5.50%, 1/1/37	1,415,275	1,513,674
TOTAL CORPORATE BONDS			FNMA, 5.50%, 2/1/37(3)	906,379	968,263
(Cost $68,324,798)		72,051,193
			FNMA, 6.50%, 8/1/37(3)	843,526	912,688
U.S. Government Agency			FNMA, 4.50%, 2/1/39	2,329,289	2,383,336
Mortgage-Backed Securities(7) — 3.6%			FNMA, 6.50%, 6/1/47(3)	42,634	46,249
FHLMC, 6.50%, 12/1/12(3)	339	366	FNMA, 6.50%, 8/1/47(3)	185,371	201,092
FHLMC, 7.00%, 6/1/14(3)	15,995	17,182	FNMA, 6.50%, 8/1/47(3)	196,867	213,562
FHLMC, 4.50%, 1/1/19(3)	535,340	568,241	FNMA, 6.50%, 9/1/47(3)	20,425	22,157
FHLMC, 5.00%, 1/1/21(3)	444,356	475,882	FNMA, 6.50%, 9/1/47(3)	125,312	135,939
FHLMC, 5.00%, 4/1/21(3)	909,376	973,895	FNMA, 6.50%, 9/1/47(3)	579,389	628,524
FHLMC, 7.00%, 8/1/29(3)	4,717	5,278	GNMA, 7.50%, 10/15/25(3)	2,920	3,320
FHLMC, 8.00%, 7/1/30(3)	25,094	28,739	GNMA, 6.00%, 3/15/26(3)	33,602	36,718
FHLMC, 5.50%, 12/1/33(3)	252,579	270,793	GNMA, 7.00%, 12/15/27(3)	11,519	13,030
FHLMC, 6.00%, 11/1/38	4,320,289	4,664,657	GNMA, 6.50%, 2/15/28(3)	6,707	7,494
FHLMC, 6.50%, 7/1/47(3)	88,683	96,273	GNMA, 7.00%, 8/15/29(3)	2,066	2,340

36

Strategic Allocation: Aggressive

	Shares/			Shares/
Principal				Principal
	Amount	Value		Amount	Value
GNMA, 7.50%, 5/15/30(3)	$ 3,748	$ 4,274	GS Mortgage Securities Corp. II,
GNMA, 7.00%, 5/15/31(3)	43,660	49,483	Series 2005 GG4, Class A4 SEQ,
			4.76%, 7/10/39(3)	$ 300,000	$ 298,358
GNMA, 5.50%, 11/15/32(3)	166,719	180,397
			GS Mortgage Securities Corp. II,
GNMA, 6.50%, 10/15/38(3)	2,908,484	3,177,292	Series 2005 GG4, Class A4A
TOTAL U.S. GOVERNMENT AGENCY			SEQ, 4.75%, 7/10/39(3)	600,000	612,982
MORTGAGE-BACKED SECURITIES			LB-UBS Commercial Mortgage
(Cost $32,722,672)		34,590,099	Trust, Series 2004 C2, Class A4
			SEQ, 4.37%, 3/15/36(3)	400,000	400,115
U.S. Government Agency Securities
			LB-UBS Commercial Mortgage
and Equivalents — 1.4%			Trust, Series 2005 C2, Class A2
FIXED-RATE U.S. GOVERNMENT			SEQ, 4.82%, 4/15/30(3)	822,904	822,882
AGENCY SECURITIES — 1.2%			Merrill Lynch Floating Trust,
FHLMC, 2.50%, 4/23/14	3,000,000	3,068,964	Series 2006-1, Class A1, VRN,
FHLMC, 2.875%, 2/9/15(3)	4,500,000	4,608,621	0.41%, 6/15/10, resets monthly
			off the 1-month LIBOR plus
FNMA, 2.75%, 3/13/14(3)	3,000,000	3,098,439	0.07% with no caps(3)(4)	592,117	565,296
		10,776,024	Wachovia Bank Commercial
GOVERNMENT-BACKED CORPORATE BONDS(8) — 0.2%			Mortgage Trust, Series 2004 C11,
Bank of America Corp., VRN,			Class A3 SEQ, 4.72%, 1/15/41(3)	200,000	202,058
0.64%, 7/30/10(3)	700,000	705,669	Wachovia Bank Commercial
Citigroup Funding, Inc., VRN,			Mortgage Trust, Series 2005 C20,
0.67%, 7/30/10(3)	700,000	706,203	Class A6A, VRN, 5.11%, 6/1/10	650,000	666,594
Morgan Stanley, VRN, 0.62%,			Wachovia Bank Commercial
6/21/10(3)	700,000	706,679	Mortgage Trust, Series
			2006 C23, Class A4, VRN,
		2,118,551	5.42%, 6/1/10(3)	700,000	703,572
TOTAL U.S. GOVERNMENT AGENCY			TOTAL COMMERCIAL
SECURITIES AND EQUIVALENTS			MORTGAGE-BACKED SECURITIES
(Cost $12,644,728)		12,894,575	(Cost $5,270,845)		5,201,371
Commercial Mortgage-Backed			Municipal Securities — 0.3%
Securities(7) — 0.6%			California GO, (Building Bonds),
Commercial Mortgage			6.65%, 3/1/22(3)	60,000	63,917
Pass-Through Certificates,			California GO, (Building Bonds),
Series 2004 LB3A, Class A4 SEQ,			7.30%, 10/1/39(3)	240,000	250,116
VRN, 5.23%, 6/1/10(3)	400,000	413,673
			Columbus Development Auth.
Commercial Mortgage			Industrial Rev., (Litho-Krome),
Pass-Through Certificates,			VRDN, 0.35%, 6/3/10 (LOC:
Series 2005 F10A, Class A1, VRN,			Bank of America N.A.)(3)	700,000	700,000
0.44%, 6/15/10, resets monthly
off the 1-month LIBOR plus			Illinois GO, (Taxable Pension),
			5.10%, 6/1/33(3)	210,000	183,321
0.10% with no caps(3)(4)	23,166	23,019
			Illinois GO, Series 2010-3,
Credit Suisse Mortgage Capital			(Building Bonds), 6.73%, 4/1/35	80,000	82,849
Certificates, Series 2007 TF2A,
Class A1, VRN, 0.52%, 6/15/10,			Los Angeles Department of
resets monthly off the 1-month			Water & Power Rev., (Building
LIBOR plus 0.18% with no			Bonds), 5.72%, 7/1/39(6)	50,000	50,673
caps(3)(4)	397,221	343,909	Municipal Electric Auth. Rev.,
Greenwich Capital Commercial			Series 2010 J, (Building Bonds),
Funding Corp., Series 2006 FL4A,			6.64%, 4/1/57(3)	120,000	123,432
Class A1, VRN, 0.37%, 6/7/10,			New Jersey State Turnpike Auth.
resets monthly off the 1-month			Rev., Series 2009 F, (Building
LIBOR plus 0.09% with no			Bonds), 7.41%, 1/1/40(3)	70,000	85,771
caps(3)(4)	157,243	148,913

37

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
New York GO, (Building Bonds),			Countrywide Home Loan
5.97%, 3/1/36(3)	$ 150,000	$ 153,942	Mortgage Pass-Through Trust,
New York State Dormitory Auth.			Series 2007-16, Class A1,
Rev., (Building Bonds), 5.63%,			6.50%, 10/25/37(3)	$ 331,910	$ 284,511
3/15/39(3)	60,000	60,698	MASTR Alternative Loans Trust,
Orange County Housing Finance			Series 2003-8, Class 4A1,
Auth. Multifamily Rev., Series			7.00%, 12/25/33(3)	13,235	13,271
2002 B, (Millenia), VRDN, 0.34%,			Wells Fargo Mortgage-Backed
6/15/10 (LOC: FNMA)(3)	290,000	290,000	Securities Trust, Series 2005-5,
Oregon State Department of			Class 1A1, 5.00%, 5/25/20	256,980	254,192
Transportation Highway Usertax			Wells Fargo Mortgage-Backed
Rev., Series 2010 A, (Building			Securities Trust, Series 2005-17,
Bonds), 5.83%, 11/15/34(3)	50,000	53,988	Class 1A1, 5.50%, 1/25/36	356,540	339,951
San Diego County Water Auth.					1,921,833
Rev., Series 2010 B, (Building			U.S. GOVERNMENT AGENCY COLLATERALIZED
Bonds), 6.14%, 5/1/49(3)	140,000	152,540	MORTGAGE OBLIGATIONS — 0.1%
Texas GO, (Building Bonds),			FHLMC, Series 2926, Class EW
5.52%, 4/1/39(3)	200,000	209,712	SEQ, 5.00%, 1/15/25(3)	900,000	965,602
University of California Rev.,			FNMA, Series 2003-52, Class KF
(Building Bonds), 5.77%,			SEQ, VRN, 0.74%, 6/25/10,
5/15/43(3)	130,000	130,763	resets monthly off the 1-month
Utah Housing Corp. Multifamily			LIBOR plus 0.40% with a cap
Housing Rev., Series 2004 B,			of 7.50%(3)	113,109	112,843
(Tanglewood), VRDN, 0.41%,					1,078,445
6/2/10 (LOC: Citibank N.A.)(3)	400,000	400,000
			TOTAL COLLATERALIZED
Washington GO, (Building			MORTGAGE OBLIGATIONS
Bonds), 5.14%, 8/1/40(6)	120,000	118,793	(Cost $3,041,534)		3,000,278
TOTAL MUNICIPAL SECURITIES
(Cost $3,076,170)		3,110,515	Sovereign Governments &
Collateralized Mortgage			Agencies — 0.1%
			BRAZIL(2)
Obligations(7) — 0.3%
			Brazilian Government
PRIVATE SPONSOR COLLATERALIZED			International Bond, 5.875%,
MORTGAGE OBLIGATIONS — 0.2%			1/15/19(3)	240,000	258,000
Banc of America Alternative			CANADA(2)
Loan Trust, Series 2007-2,
Class 2A4, 5.75%, 6/25/37(3)	421,620	309,135	Hydro Quebec, 8.40%, 1/15/22(3)	37,000	49,629
Chase Mortgage Finance Corp.,			MEXICO — 0.1%
Series 2006-S4, Class A3, 6.00%,			United Mexican States, 5.95%,
12/25/36(3)	270,994	265,673	3/19/19(3)	200,000	216,500
Citicorp Mortgage Securities,			United Mexican States, 6.05%,
Inc., Series 2003-6, Class 1A2			1/11/40(3)	50,000	50,500
SEQ, 4.50%, 5/25/33	130,223	131,383			267,000
Countrywide Home Loan			TOTAL SOVEREIGN
Mortgage Pass-Through Trust,			GOVERNMENTS & AGENCIES
Series 2003 J13, Class 1A1 SEQ,			(Cost $543,680)		574,629
5.25%, 1/25/34(3)	318,200	323,717

38

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Convertible Preferred Stocks(2)			Preferred Stocks(2)
INSURANCE(2)			CONSUMER FINANCE(2)
Aspen Insurance Holdings Ltd.,			Ally Financial, Inc., 7.00%,
Series AHL, 5.625%, 12/31/49(9)	4,177	$ 223,731	12/31/11(4)(9)	131	$ 98,545
LEISURE EQUIPMENT & PRODUCTS(2)			REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
Callaway Golf Co., Series B,			National Retail Properties, Inc.,
7.50%, 6/20/12(9)	200	27,000	Series C, 7.375%, 10/12/11(9)	1,488	35,876
MEDIA(2)			PS Business Parks, Inc.,
LodgeNet Interactive Corp.,			Series K, 7.95%, 6/7/10(9)	914	23,221
10.00%, 12/31/49(4)(9)	17	26,414			59,097
REAL ESTATE INVESTMENT TRUSTS (REITs)(2)			TOTAL PREFERRED STOCKS
Entertainment Properties Trust,			(Cost $185,341)		157,642
Series E, 9.00%, 4/20/13(9)	809	21,337	Temporary Cash Investments — 1.8%
Lexington Realty Trust, Series C,			JPMorgan U.S. Treasury
6.50%, 12/31/49(9)	365	13,003	Plus Money Market Fund
		34,340	Agency Shares(3)
TOBACCO(2)			(Cost $17,487,019)	17,487,019	17,487,019
Universal Corp., 6.75%,			TOTAL INVESTMENT
3/15/13(9)	26	26,759	SECURITIES — 99.7%
TOTAL CONVERTIBLE			(Cost $843,882,594)		949,088,237
PREFERRED STOCKS			OTHER ASSETS AND
(Cost $339,245)		338,244	LIABILITIES — 0.3%		3,327,149
			TOTAL NET ASSETS — 100.0%		$952,415,386

Futures Contracts
			Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
30	U.S. Long Bond	September 2010	$3,679,687	$(32,885)
5	U.S. Treasury 10-Year Notes	September 2010	599,375	(2,043)
			$4,279,062	$(34,928)

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
95	U.S. Treasury 2-Year Notes	September 2010	$20,723,359	$(25,447)

Swap Agreements
Notional Amount Description of Agreement			Premiums Paid (Received)	Value
CREDIT DEFAULT – BUY PROTECTION
	$1,900,000 Pay quarterly a fixed rate equal to 0.12% per annum		—	$60,042
	multiplied by the notional amount and receive from
	Barclays Bank plc upon each default event of Pfizer,
	Inc., par value of the proportional notional amount of
	Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.

39

Strategic Allocation: Aggressive

Notes to Schedule of Investments
ADR = American Depositary Receipt	(1)	Non-income producing.
CVA = Certificaten Van Aandelen	(2)	Category is less than 0.05% of total net assets.
Equivalent = Security whose principal payments are backed by the full	(3)	Security, or a portion thereof, has been segregated for when-
faith and credit of the United States		issued securities, futures contracts and/or swap agreements. At
ETF = Exchange Traded Fund		the period end, the aggregate value of securities pledged was
$25,529,000.
FHLMC = Federal Home Loan Mortgage Corporation
	(4)	Security was purchased under Rule 144A of the Securities Act of
FNMA = Federal National Mortgage Association		1933 or is a private placement and, unless registered under the
GDR = Global Depositary Receipt		Act or exempted from registration, may only be sold to qualified
GNMA = Government National Mortgage Association		institutional investors. The aggregate value of these securities at the period end was $11,009,181, which represented 1.2% of total
GO = General Obligation		net assets.
LB-UBS = Lehman Brothers, Inc. — UBS AG	(5)	Step-coupon security. These securities are issued with a zero-
LIBOR = London Interbank Offered Rate		coupon and become interest bearing at a predetermined rate and
LOC = Letter of Credit		date and are issued at a substantial discount from their value
MASTR = Mortgage Asset Securitization Transactions, Inc.		at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.
NVDR = Non-Voting Depositary Receipt	(6)	When-issued security.
OJSC = Open Joint Stock Company	(7)	Final maturity indicated, unless otherwise noted.
PIK = Payment in Kind	(8)	The debt is guaranteed under the Federal Deposit Insurance
resets = The frequency with which a security’s coupon changes,		Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
based on current market conditions or an underlying index. The more		is backed by the full faith and credit of the United States. The
frequently a security resets, the less risk the investor is taking that the		expiration date of the FDIC’s guarantee is the earlier of the maturity
coupon will vary significantly from current market rates.		date of the debt or December 31, 2012.
SEQ = Sequential Payer	(9)	Perpetual security. These securities do not have a predetermined
SPDR = Standard & Poor’s Depositary Receipts		maturity date. The coupon rates are fixed for a period of time and
VRDN = Variable Rate Demand Note. Interest reset date is indicated.		may be structured to adjust thereafter. Interest reset or next call
Rate shown is effective at the period end.		date is indicated, as applicable.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
See Notes to Financial Statements.

40

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $843,882,594)	$ 949,088,237
Foreign currency holdings, at value (cost of $380,661)	378,445
Receivable for investments sold	8,656,522
Receivable for capital shares sold	848,535
Receivable for variation margin on futures contracts	8,437
Swap agreements, at value	60,042
Dividends and interest receivable	3,867,909
Other assets	10,537
962,918,664

Liabilities
Disbursements in excess of demand deposit cash	233,055
Payable for investments purchased	8,047,032
Payable for capital shares redeemed	1,103,367
Payable for variation margin on futures contracts	40,078
Accrued management fees	899,856
Service fees (and distribution fees — A Class and R Class) payable	83,973
Distribution fees payable	37,938
Accrued foreign taxes	57,979
10,503,278

Net Assets	$ 952,415,386

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 981,980,628
Undistributed net investment income	4,862,439
Accumulated net realized loss on investment and foreign currency transactions	(139,567,722)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	105,140,041
$ 952,415,386

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$428,794,733	65,490,865	$6.55
Institutional Class, $0.01 Par Value	$110,296,778	16,861,993	$6.54
A Class, $0.01 Par Value	$337,758,592	51,551,204	$6.55*
B Class, $0.01 Par Value	$12,451,084	1,905,285	$6.54
C Class, $0.01 Par Value	$51,792,467	7,942,942	$6.52
R Class, $0.01 Par Value	$11,321,732	1,730,007	$6.54
*Maximum offering price $6.95 (net asset value divided by 0.9425)

See Notes to Financial Statements.

41

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $211,702)	$ 6,895,335
Interest	4,836,946
11,732,281
Expenses:
Management fees	5,802,727
Distribution fees:
B Class	48,571
C Class	191,973
Service fees:
B Class	16,190
C Class	63,991
Distribution and service fees:
A Class	437,322
R Class	26,855
Directors’ fees and expenses	21,146
Other expenses	14,405
6,623,180

Net investment income (loss)	5,109,101

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $128,982)	54,254,179
Futures contract transactions	(377,935)
Swap agreement transactions	(1,153)
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $17,352)	(66,456)
53,808,635

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(197,450))	(53,116,698)
Futures contracts	(67,771)
Swap agreements	(9,615)
Translation of assets and liabilities in foreign currencies	(23,370)
(53,217,454)

Net realized and unrealized gain (loss)	591,181

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 5,700,282

See Notes to Financial Statements.

42

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 5,109,101	$ 11,205,897
Net realized gain (loss)	53,808,635	(102,712,782)
Change in net unrealized appreciation (depreciation)	(53,217,454)	296,880,779
Net increase (decrease) in net assets resulting from operations	5,700,282	205,373,894

Distributions to Shareholders
From net investment income:
Investor Class	(5,560,094)	(6,366,016)
Institutional Class	(2,218,086)	(1,894,336)
A Class	(2,735,467)	(4,391,131)
B Class	—	(82,703)
C Class	—	(240,040)
R Class	(27,357)	(56,262)
Decrease in net assets from distributions	(10,541,004)	(13,030,488)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(22,785,916)	40,569,128

Net increase (decrease) in net assets	(27,626,638)	232,912,534

Net Assets
Beginning of period	980,042,024	747,129,490
End of period	$952,415,386	$ 980,042,024

Undistributed net investment income	$4,862,439	$10,294,342

See Notes to Financial Statements.

43

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its mix of asset types. The fund pursues its objective by diversifying investments among three asset classes —equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of the fund. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

44

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

45

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended May 28, 2010 was 1.20% for the Investor Class, A Class, B Class, C Class and R Class and 1.00% for the Institutional Class.

ACIM has entered into a Subadvisory Agreement with American Century Global Investment Management, Inc. (ACGIM) (the subadvisor) (see Note 10) on behalf of the fund. The subadvisor makes investment decisions for the international and emerging markets portions of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining ACGIM as the subadvisor of the fund.

46

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 28, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the corporation’s subadvisor, ACGIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended May 28, 2010, totaled $532,874,561, of which $54,876,504 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, totaled $552,326,817, of which $48,886,139 represented U.S. Treasury and Agency obligations.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended May 28, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	6,731,384	$ 45,650,201	14,549,971	$ 82,734,069
Issued in reinvestment of distributions	811,451	5,464,519	1,172,235	6,259,737
Redeemed	(7,289,062)	(49,043,566)	(16,749,343)	(94,443,493)
	253,773	2,071,154	(1,027,137)	(5,449,687)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	3,026,526	20,454,201	16,010,857	87,174,756
Issued in reinvestment of distributions	328,133	2,210,393	354,081	1,894,336
Redeemed	(5,706,016)	(37,438,512)	(12,350,875)	(69,243,990)
	(2,351,357)	(14,773,918)	4,014,063	19,825,102
A Class/Shares Authorized	225,000,000		225,000,000
Sold	6,086,534	41,048,147	20,348,446	112,730,407
Issued in reinvestment of distributions	397,433	2,671,763	806,467	4,306,530
Redeemed	(8,438,497)	(57,059,532)	(19,537,670)	(108,240,444)
	(1,954,530)	(13,339,622)	1,617,243	8,796,493
B Class/Shares Authorized	25,000,000		25,000,000
Sold	24,741	166,799	401,334	2,197,882
Issued in reinvestment of distributions	—	—	13,667	72,980
Redeemed	(140,521)	(947,556)	(256,002)	(1,391,619)
	(115,780)	(780,757)	158,999	879,243
C Class/Shares Authorized	25,000,000		25,000,000
Sold	1,085,891	7,310,969	3,622,594	20,010,976
Issued in reinvestment of distributions	—	—	36,655	195,371
Redeemed	(701,556)	(4,698,553)	(1,417,363)	(7,861,495)
	384,335	2,612,416	2,241,886	12,344,852
R Class/Shares Authorized	25,000,000		25,000,000
Sold	388,826	2,628,555	1,002,512	5,726,724
Issued in reinvestment of distributions	4,108	27,357	10,538	56,168
Redeemed	(185,441)	(1,231,101)	(282,177)	(1,609,767)
	207,493	1,424,811	730,873	4,173,125
Net increase (decrease)	(3,576,066)	$(22,785,916)	7,735,927	$ 40,569,128

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$539,169,714	—	—
Foreign Common Stocks & Rights	29,851,280	$155,963,904	—
U.S. Treasury Securities	—	74,697,774	—
Corporate Bonds	—	72,051,193	—
U.S. Government Agency Mortgage-Backed Securities	—	34,590,099	—
U.S. Government Agency Securities and Equivalents	—	12,894,575	—
Commercial Mortgage-Backed Securities	—	5,201,371	—
Municipal Securities	—	3,110,515	—
Collateralized Mortgage Obligations	—	3,000,278	—
Sovereign Governments & Agencies	—	574,629	—
Convertible Preferred Stocks	—	338,244	—
Preferred Stocks	—	157,642	—
Temporary Cash Investments	17,487,019	—	—
Total Value of Investment Securities	$586,508,013	$362,580,224	—

Other Financial Instruments
Futures Contracts	$(60,375)	—	—
Swap Agreements	—	$60,042	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(60,375)	$60,042	—

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6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund held no equity price risk derivative instruments at period end. The fund regularly participated in equity price risk derivative instruments during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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Value of Derivative Instruments as of May 28, 2010
	Asset Derivatives		Liability Derivatives
	Location on Statement of		Location on Statement of
Type of Derivative	Assets and Liabilities	Value	Assets and Liabilities	Value
Credit Risk	Swap agreements	$60,042	Swap agreements	—
Interest Rate Risk	Receivable for variation margin	8,437	Payable for variation margin	$40,078
	on futures contracts		on futures contracts
		$68,479		$40,078

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended
May 28, 2010
			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations	Value	Statement of Operations	Value
Credit Risk	Net realized gain (loss) on	$ (1,153)	Change in net unrealized	$ (9,615)
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Equity Price Risk	Net realized gain (loss) on	(476,309)	Change in net unrealized	(2,225)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Interest Rate Risk	Net realized gain (loss) on	98,374	Change in net unrealized	(65,546)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$(379,088)		$(77,386)

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

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9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, foreign taxes, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$876,136,345
Gross tax appreciation of investments	$ 97,410,449
Gross tax depreciation of investments	(24,458,557)
Net tax appreciation (depreciation) of investments	$ 72,951,892

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2009, the fund had accumulated capital losses of $(152,917,658), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(30,981,405) and $(121,936,253) expire in 2016 and 2017, respectively.

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010 and took effect on July 16, 2010. The new agreement is also substantially identical to the terminated agreement (except for the date and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

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Financial Highlights

Strategic Allocation: Aggressive

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$6.59	$5.29	$9.47	$8.82	$8.19	$7.53
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.08	0.11	0.12	0.11	0.09
Net Realized and
Unrealized Gain (Loss)	0.01	1.32	(3.03)	1.21	0.99	0.64
Total From
Investment Operations	0.05	1.40	(2.92)	1.33	1.10	0.73
Distributions
From Net
Investment Income	(0.09)	(0.10)	(0.13)	(0.13)	(0.09)	(0.07)
From Net
Realized Gains	—	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.09)	(0.10)	(1.26)	(0.68)	(0.47)	(0.07)
Net Asset Value,
End of Period	$6.55	$6.59	$5.29	$9.47	$8.82	$8.19

Total Return(3)	0.66%	26.83%	(35.37)%	16.17%	14.15%	9.74%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.21%(4)	1.21%	1.19%	1.18%	1.18%	1.20%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.16%(4)	1.43%	1.57%	1.32%	1.34%	1.09%
Portfolio Turnover Rate	55%	134%	146%	136%	172%	171%
Net Assets, End of Period
(in thousands)	$428,795	$429,634	$350,838	$659,190	$816,397	$675,611
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

53

Strategic Allocation: Aggressive

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$6.60	$5.31	$9.49	$8.84	$8.21	$7.55
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.09	0.13	0.14	0.13	0.10
Net Realized and
Unrealized Gain (Loss)	—(3)	1.31	(3.03)	1.20	0.99	0.64
Total From
Investment Operations	0.05	1.40	(2.90)	1.34	1.12	0.74
Distributions
From Net
Investment Income	(0.11)	(0.11)	(0.15)	(0.14)	(0.11)	(0.08)
From Net
Realized Gains	—	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.11)	(0.11)	(1.28)	(0.69)	(0.49)	(0.08)
Net Asset Value,
End of Period	$6.54	$6.60	$5.31	$9.49	$8.84	$8.21

Total Return(4)	0.75%	26.78%	(35.14)%	16.39%	14.37%	9.93%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.01%(5)	1.01%	0.99%	0.98%	0.98%	1.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.36%(5)	1.63%	1.77%	1.52%	1.54%	1.29%
Portfolio Turnover Rate	55%	134%	146%	136%	172%	171%
Net Assets, End of Period
(in thousands)	$110,297	$126,801	$80,646	$134,722	$85,928	$76,192
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

54

Strategic Allocation: Aggressive

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$6.57	$5.28	$9.44	$8.79	$8.17	$7.51
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.03	0.07	0.10	0.10	0.09	0.07
Net Realized and
Unrealized Gain (Loss)	—(4)	1.30	(3.03)	1.20	0.98	0.64
Total From
Investment Operations	0.03	1.37	(2.93)	1.30	1.07	0.71
Distributions
From Net
Investment Income	(0.05)	(0.08)	(0.10)	(0.10)	(0.07)	(0.05)
From Net
Realized Gains	—	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.05)	(0.08)	(1.23)	(0.65)	(0.45)	(0.05)
Net Asset Value,
End of Period	$6.55	$6.57	$5.28	$9.44	$8.79	$8.17

Total Return(5)	0.46%	26.38%	(35.44)%	15.91%	13.77%	9.50%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.46%(6)	1.46%	1.44%	1.43%	1.43%	1.45%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.91%(6)	1.18%	1.32%	1.07%	1.09%	0.84%
Portfolio Turnover Rate	55%	134%	146%	136%	172%	171%
Net Assets, End of Period
(in thousands)	$337,759	$351,285	$273,892	$353,946	$319,769	$319,599
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 28, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

55

Strategic Allocation: Aggressive

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$6.52	$5.25	$9.38	$8.74	$8.12	$7.52
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.02	0.04	0.03	0.03	0.01
Net Realized and
Unrealized Gain (Loss)	0.01	1.29	(3.00)	1.20	0.98	0.64
Total From
Investment Operations	0.02	1.31	(2.96)	1.23	1.01	0.65
Distributions
From Net
Investment Income	—	(0.04)	(0.04)	(0.04)	(0.01)	(0.05)
From Net
Realized Gains	—	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	—	(0.04)	(1.17)	(0.59)	(0.39)	(0.05)
Net Asset Value,
End of Period	$6.54	$6.52	$5.25	$9.38	$8.74	$8.12

Total Return(3)	0.15%	25.22%	(35.89)%	14.94%	12.98%	8.72%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.21%(4)	2.21%	2.19%	2.18%	2.18%	2.20%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.16%(4)	0.43%	0.57%	0.32%	0.34%	0.09%
Portfolio Turnover Rate	55%	134%	146%	136%	172%	171%
Net Assets, End of Period
(in thousands)	$12,451	$13,183	$9,768	$13,382	$9,808	$5,367
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

56

Strategic Allocation: Aggressive

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$6.51	$5.23	$9.36	$8.72	$8.10	$7.45
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.02	0.04	0.03	0.03	0.01
Net Realized and
Unrealized Gain (Loss)	—(3)	1.30	(3.00)	1.20	0.98	0.64
Total From
Investment Operations	0.01	1.32	(2.96)	1.23	1.01	0.65
Distributions
From Net
Investment Income	—	(0.04)	(0.04)	(0.04)	(0.01)	—
From Net
Realized Gains	—	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	—	(0.04)	(1.17)	(0.59)	(0.39)	—
Net Asset Value,
End of Period	$6.52	$6.51	$5.23	$9.36	$8.72	$8.10

Total Return(4)	0.15%	25.51%	(35.98)%	14.98%	13.01%	8.72%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.21%(5)	2.21%	2.19%	2.18%	2.18%	2.20%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.16%(5)	0.43%	0.57%	0.32%	0.34%	0.09%
Portfolio Turnover Rate	55%	134%	146%	136%	172%	171%
Net Assets, End of Period
(in thousands)	$51,792	$49,193	$27,826	$32,578	$24,446	$14,730
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

57

Strategic Allocation: Aggressive

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$6.53	$5.25	$9.40	$8.77	$8.17	$7.62
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.02	0.05	0.08	0.08	0.07	0.03
Net Realized and
Unrealized Gain (Loss)	0.01	1.30	(3.02)	1.18	0.97	0.52
Total From
Investment Operations	0.03	1.35	(2.94)	1.26	1.04	0.55
Distributions
From Net
Investment Income	(0.02)	(0.07)	(0.08)	(0.08)	(0.06)	—
From Net
Realized Gains	—	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.02)	(0.07)	(1.21)	(0.63)	(0.44)	—
Net Asset Value,
End of Period	$6.54	$6.53	$5.25	$9.40	$8.77	$8.17

Total Return(4)	0.42%	26.02%	(35.68)%	15.38%	13.40%	7.22%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.71%(5)	1.71%	1.69%	1.68%	1.68%	1.70%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.66%(5)	0.93%	1.07%	0.82%	0.84%	0.55%(5)
Portfolio Turnover Rate	55%	134%	146%	136%	172%	171%(6)
Net Assets, End of Period
(in thousands)	$11,322	$9,947	$4,160	$1,905	$357	$119
(1)	Six months ended May 28, 2010 (unaudited).
(2)	March 31, 2005 (commencement of sale) through November 30, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

58

Board Approval of Management and Subadvisory Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Global Investment Management, Inc. (“ACGIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subadvisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subadvisor after the termination of the Prior Agreements and until shareholder approval of a new management agreement with the Advisor (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.

The Board did not approve a new permanent subadvisory agreement with ACGIM as American Century has indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, resulting in a single investment advisor for the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of the Subadvisor in the Proposed Agreement. Under the Proposed Agreement, the Advisor will provide the same services as provided by the Advisor and the Subadvisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

59

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subadvisor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of both the Advisor and the Subadvisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

60

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

61

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor (and, historically, the Subadvisor) utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

62

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable

63

Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

64

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

65

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The Barclays Capital U.S. 1- to 3-Month Treasury Bill Index is a component of the Short Treasury Index, which includes aged U.S. Treasury bills, notes and bonds and excludes zero coupon strips.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High-Yield Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets. The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

66

Notes

67

Notes

68

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Strategic Asset Allocations, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68677

Semiannual Report
May 28, 2010

American Century Investments®

Strategic Allocation: Moderate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Returns	4

Strategic Allocation: Moderate

Performance	5
Portfolio Commentary	7
Top Ten Stock Holdings	9
Geographic Composition of Stock Holdings	9
Key Fixed-Income Portfolio Statistics	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	49
Statement of Operations	50
Statement of Changes in Net Assets	51
Notes to Financial Statements	52
Financial Highlights	62

Other Information

Board Approval of Management and Subadvisory Agreements	68
Additional Information	74
Index Definitions	75

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

U.S. Stocks Continued to Advance

The U.S. stock market posted positive returns for the six months ended May 28, 2010, thanks to improving economic conditions and unexpectedly strong corporate earnings.

Signs of improvement were evident across many segments of the economy during the six months—manufacturing activity picked up, consumer spending improved, and the unemployment rate began to fall after reaching a 26-year high in October 2009. In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins.

Despite the favorable economic and profit news, the market’s rally was blunted by a pullback over the last six weeks of the period as sovereign debt issues in Europe led to concerns about the sustainability of the economic recovery. Nonetheless, stocks advanced overall, led by double-digit gains for small- and mid-cap stocks (see the table below).

Foreign Stocks Hurt by Sovereign Debt Crisis

In contrast to the domestic market, international stocks fell for the six-month period. The primary factor in the overall decline was currency weakness in Europe—the euro plunged by 18% versus the U.S. dollar amid concerns about the sovereign debt problems in Greece and elsewhere in Europe. Emerging markets held up better than developed markets, though they also posted modestly negative returns. Among developed markets, Japan was the best performer, while European bourses suffered the largest declines.

Bonds Posted Modest Gains

U.S. bonds advanced for the six months, though returns were generally subdued across all sectors. The exception was commercial mortgage-backed securities, which generated double-digit gains as credit conditions in the commercial property sector improved markedly.

Among other bond market sectors, corporate bonds were the best performers, benefiting from the improving economic environment, but their gains were muted late in the period by investors’ shift into less-risky assets in response to the sovereign debt crisis in Europe. Treasury bonds, on the other hand, benefited from the flight to quality, offsetting earlier declines as Treasury issuance increased to fund a widening fiscal deficit. Residential mortgage-backed securities lagged as delinquencies and foreclosures continued to increase.

Six-Month Market Returns*
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	1.53%	Barclays Capital U.S. Aggregate Index	2.08%
Russell Midcap Index	10.41%	Barclays Capital U.S. Corporate High-Yield Index	6.61%
Russell 2000 Index (small-cap)	14.84%	*Total returns for periods less than one year are not annualized and are
Foreign Stocks		based on the period ending May 31, 2010, the date nearest the report
		date for which data are available.
MSCI EAFE Index	–11.09%
MSCI EM Index	–1.74%

Performance

Strategic Allocation: Moderate

Total Returns as of May 28, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year(2)	5 years(2)	10 years(2)	Inception	Date
Investor Class	TWSMX	0.37%	14.30%	3.46%	3.34%	6.31%	2/15/96
S&P 500 Index(3)	—	0.40%	20.99%	0.31%	-0.82%	5.65%(4)	—
Barclays Capital U.S.
Aggregate Index(3)(5)	—	2.08%	8.42%	5.33%	6.52%	6.25%(4)	—
Citigroup US Broad
Investment-Grade Bond Index(3)	—	1.81%	7.97%	5.54%	6.66%	6.34%(4)	—
Barclays Capital U.S. 1- to
3-Month Treasury Bill Index(3)(5)	—	0.04%	0.12%	2.68%	2.61%	3.37%(4)	—
90-Day U.S. Treasury
Bill Index(3)	—	0.06%	0.12%	2.52%	2.47%	3.23%(4)	—
Institutional Class	ASAMX	0.48%	14.54%	3.66%	—	3.45%	8/1/00
A Class(6)	ACOAX						10/2/96
No sales charge*		0.24%	14.04%	3.20%	3.07%	5.87%
With sales charge*		-5.60%	7.58%	1.98%	2.46%	5.41%
B Class	ASTBX						9/30/04
No sales charge*		-0.15%	13.17%	2.43%	—	3.26%
With sales charge*		-5.15%	9.17%	2.25%	—	3.11%
C Class	ASTCX						10/2/01
No sales charge*		-0.15%	13.14%	2.43%	—	3.94%
With sales charge*		-1.14%	13.14%	2.43%	—	3.94%
R Class	ASMRX	0.11%	13.75%	2.95%	—	4.75%	8/29/03
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the periods beginning June 1, 2009 for the one-year returns, June 1, 2005 for the five-year returns, and June 1, 2000 for the ten-year returns.
(3)	Index returns are based on the periods ending May 31, 2010, the date nearest the report date for which data are available.
(4)	Index returns from February 29, 1996, the date nearest the Investor Class’s inception for which data are available through May 31, 2010, the date nearest the report date for which data are available.
(5)	In January 2010, the fund’s benchmarks changed from the Citigroup US Broad Investment-Grade Bond Index to the Barclays Capital U.S. Aggregate
Index and from the 90-Day U.S. Treasury Bill Index to the Barclays Capital U.S. 1- to 3-Month Treasury Bill Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.
(6)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Strategic Allocation: Moderate

*Ending values through May 31, 2010, the date nearest the report date for which data are available.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.09%	0.89%	1.34%	2.09%	2.09%	1.59%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the the sample indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Strategic Allocation: Moderate

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, and Irina Torelli

In May 2010, Richard Weiss joined the portfolio management team for the Strategic Allocation funds. Mr. Weiss is a veteran investment professional with 26 years of experience, most recently as chief investment officer for City National Bank in California.

Performance Summary

Strategic Allocation: Moderate returned 0.37%* for the six months ended May 28, 2010. The fund’s fractional gain reflected muted returns for many of the asset classes represented in the portfolio—including the broad U.S. stock and bond indices, as well as cash-equivalent investments—coupled with declines in foreign stocks and bonds.

Strategic Allocation: Moderate’s neutral asset mix throughout the six-month period was 64% stocks, 31% bonds, and 5% cash-equivalent investments. However, the portfolio’s actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In an effort to enhance performance and improve the fund’s ability to meet its investment objective, we typically make modest tactical adjustments to the fund’s actual asset mix. We maintained a conservative tactical allocation for the portfolio over the last six months, with a slight underweight position in stocks and a matching overweight position in bonds.

This continued defensive positioning reflected the increasing uncertainty in our economic outlook, given the mixture of positive (improving corporate earnings growth) and negative (high unemployment and rising fiscal deficits) developments. Overall, however, our tactical positioning had little impact on fund performance during the six-month period as returns in the stock and bond markets were fairly similar, both domestically and overseas.

Stocks Gained Ground

The fund’s equity holdings posted positive results for the six months. As of January 1, 2010, we broadened the diversification of the portfolio’s equity component by adding small positions in small-cap growth and small-cap value stocks, as well as real estate investment trusts (REITs). These additions proved timely as REITs and small-cap issues were among the top-performing segments of the stock market during the six-month period. In particular, REITs generated returns of nearly 20% as economic and credit conditions improved.

The portfolio also benefited from favorable stock selection among large-cap growth stocks, small-cap growth shares, and REITs. Although the fund’s exposure to foreign equities weighed on absolute performance as international stocks declined overall, stock selection in this segment of the portfolio helped mitigate some of the negative impact.

On the downside, our tactical overweight position in growth-oriented stocks—and an underweight position in value issues—detracted from performance as value shares outperformed across all market capitalizations.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

Strategic Allocation: Moderate

We continue to believe that growth stocks will benefit disproportionately as the economic recovery eventually gains traction, so we are maintaining our overweight position.

Stock selection among the fund’s value holdings, particularly in the large-and mid-cap portions of the portfolio, hurt overall results. The portfolio’s mid-cap growth holdings were also notable underperformers for the period.

Bond Component Lagged

The fund’s fixed-income portion advanced for the six-month period but failed to keep pace with the broad bond indices. As stated in the last shareholder report six months ago, we recently added strategic weightings in two new segments of the bond market—foreign bonds and Treasury inflation-protected securities (TIPS). Although we believe these strategic weightings will prove beneficial to fund performance over the long term, they were a drag on results over the past six months. International bonds posted double-digit declines amid currency weakness in Europe, while benign inflation expectations kept TIPS in check. In addition, an underweight position in high-yield corporate bonds, which performed well during the period, hurt fund performance.

On the positive side, our focus on relative value led us to hold an underweight position in Treasury bonds, where yields were at historically low levels, and an overweight position in high-quality corporate bonds, which were trading at attractive levels relative to Treasury securities. This positioning paid off as Treasury bonds underperformed during the period and corporate bonds outperformed. Within our mortgage-related holdings, an emphasis on commercial mortgage-backed securities and residential mortgage-backed bonds issued by non-government agencies added value.

Outlook

We appear to be facing what some have called a “square root” economic recovery—after a sharp decline in late 2008 and early 2009, the economy enjoyed a robust but brief period of growth, and now we are experiencing a plateau of modest but steady economic activity. The current level of growth is sufficient to keep the economy from sliding back into recession, but not enough to reverse or undo much of the damage caused by the previous downturn.

Additionally, a substantial debt overhang further clouds the global economic outlook. Soaring budget deficits in a number of European countries have led to a crisis in confidence regarding their sovereign debt. In the U.S., many state governments are struggling to balance their budgets amid declining tax revenues, while consumer debt levels remain near record highs. The inevitable continuation of deleveraging is likely to constrain growth going forward.

Consequently, we remain cautious in our tactical allocation. We intend to maintain our current conservative positioning, with a continued underweight in stocks and a corresponding overweight in bonds. We continue to believe that broad-based diversification among asset classes and within asset classes is essential to long-term investing success.

Strategic Allocation: Moderate

Top Ten Stock Holdings
% of net assets as of 5/28/10
Exxon Mobil Corp.	1.0%
Microsoft Corp.	0.8%
Apple, Inc.	0.8%
JPMorgan Chase & Co.	0.7%
Johnson & Johnson	0.7%
AT&T, Inc.	0.6%
International Business Machines Corp.	0.6%
Bank of America Corp.	0.6%
Chevron Corp.	0.6%
Wells Fargo & Co.	0.6%

Geographic Composition of Stock Holdings
% of net assets as of 5/28/10
United States	46.8%
United Kingdom	2.0%
Japan	1.3%
Switzerland	1.3%
Other Countries	9.8%

Key Fixed-Income Portfolio Statistics
As of 5/28/10
Weighted Average Life	7.0 years
Average Duration (effective)	4.6 years

Types of Investments in Portfolio
% of net assets as of 5/28/10
Domestic Common Stocks	46.8%
Foreign Common Stocks & Rights	14.4%
U.S. Treasury Securities	10.3%
Corporate Bonds	8.8%
U.S. Government Agency Mortgage-Backed Securities	6.4%
Sovereign Governments & Agencies	2.6%
U.S. Government Agency Securities and Equivalents	2.4%
Collateralized Mortgage Obligations	1.0%
Commercial Mortgage-Backed Securities	0.9%
Municipal Securities	0.7%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Asset-Backed Securities	—*
Temporary Cash Investments	5.4%
Other Assets and Liabilities	0.3%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 – 5/28/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,003.70	$5.26	1.07%
Institutional Class	$1,000	$1,004.80	$4.28	0.87%
A Class	$1,000	$1,002.40	$6.48	1.32%
B Class	$1,000	$998.50	$10.14	2.07%
C Class	$1,000	$998.50	$10.14	2.07%
R Class	$1,000	$1,001.10	$7.70	1.57%
Hypothetical
Investor Class	$1,000	$1,019.27	$5.30	1.07%
Institutional Class	$1,000	$1,020.25	$4.31	0.87%
A Class	$1,000	$1,018.05	$6.53	1.32%
B Class	$1,000	$1,014.37	$10.22	2.07%
C Class	$1,000	$1,014.37	$10.22	2.07%
R Class	$1,000	$1,016.82	$7.76	1.57%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

Strategic Allocation: Moderate

MAY 28, 2010 (UNAUDITED)
	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks & Rights — 61.2%			Eva Airways Corp.(1)	557,000	$ 308,078
AEROSPACE & DEFENSE — 1.2%			JetBlue Airways Corp.(1)	4,400	27,280
AAR Corp.(1)	1,500	$ 29,550	Ryanair Holdings plc
			ADR(1)	28,601	673,268
AerCap Holdings NV(1)	16,774	201,120
			SkyWest, Inc.	1,700	24,930
Aerovironment, Inc.(1)	1,200	30,048
			Southwest Airlines Co.	21,065	262,049
Alliant Techsystems, Inc.(1)	1,400	96,306
			UAL Corp.(1)	8,442	168,924
BE Aerospace, Inc.(1)	48,900	1,326,168			1,839,329
Boeing Co. (The)	24,602	1,578,956	AUTO COMPONENTS — 0.2%
Ceradyne, Inc.(1)	1,300	28,015	American Axle &
Curtiss-Wright Corp.	4,700	155,664	Manufacturing
Esterline Technologies			Holdings, Inc.(1)	1,545	13,859
Corp.(1)	600	32,196	Apollo Tyres Ltd.	287,195	430,603
Goodrich Corp.	30,600	2,123,640	BorgWarner, Inc.(1)	36,833	1,372,398
Honeywell			Cooper Tire & Rubber Co.	2,097	39,654
International, Inc.	49,802	2,130,032	Lear Corp.(1)	300	20,301
L-3 Communications			Standard Motor
Holdings, Inc.	15,546	1,284,566	Products, Inc.	3,500	29,295
Ladish Co., Inc.(1)	3,958	100,058	TRW Automotive
Lockheed Martin Corp.	9,000	719,280	Holdings Corp.(1)	37,791	1,136,753
Moog, Inc., Class A(1)	2,200	72,622			3,042,863
Northrop Grumman Corp.	39,276	2,375,805	AUTOMOBILES — 0.4%
Precision Castparts Corp.	8,500	991,950	Bayerische Motoren
Raytheon Co.	32,654	1,711,396	Werke AG	22,350	1,029,616
Rockwell Collins, Inc.	29,063	1,695,536	Daimler AG(1)	33,790	1,665,620
Rolls-Royce Group plc(1)	124,504	1,058,078	Ford Motor Co.(1)	64,476	756,303
Rolls-Royce Group plc			Hyundai Motor Co.	18,129	2,068,961
C Shares(1)	12,558,960	18,162	PT Astra International Tbk	126,000	566,923
Triumph Group, Inc.	2,890	200,595			6,087,423
		17,959,743	BEVERAGES — 1.0%
AIR FREIGHT & LOGISTICS — 0.4%			Anheuser-Busch InBev NV	19,105	913,899
Atlas Air Worldwide			Boston Beer Co., Inc.,
Holdings, Inc.(1)	18,627	973,633	Class A(1)	1,204	79,524
C.H. Robinson			Carlsberg A/S B Shares	8,570	647,264
Worldwide, Inc.	2,676	155,502	Cia de Bebidas das
Expeditors International			Americas Preference
of Washington, Inc.	22,000	840,180	Shares ADR	4,412	425,052
FedEx Corp.	7,034	587,269	Coca-Cola Co. (The)	102,970	5,292,658
Hub Group, Inc., Class A(1)	3,657	111,904	Coca-Cola
United Parcel Service,			Enterprises, Inc.	69,377	1,810,740
Inc., Class B	60,861	3,819,637	Cott Corp.(1)	17,624	129,184
UTi Worldwide, Inc.	1,600	23,120	Dr. Pepper Snapple
		6,511,245	Group, Inc.	36,605	1,385,865
AIRLINES — 0.1%			PepsiCo, Inc.	41,875	2,633,519
Allegiant Travel Co.	400	22,116	Pernod-Ricard SA	15,529	1,164,540
British Airways plc(1)	121,740	352,684			14,482,245

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
BIOTECHNOLOGY — 0.9%			Charles Schwab Corp.
Acorda			(The)	78,470	$ 1,282,200
Therapeutics, Inc.(1)	1,818	$ 62,503	Cohen & Steers, Inc.	3,159	76,448
Alexion			Credit Suisse Group AG	48,270	1,871,266
Pharmaceuticals, Inc.(1)	27,171	1,359,365	E*TRADE Financial
Alkermes, Inc.(1)	3,288	37,335	Corp.(1)	21,800	32,264
Amgen, Inc.(1)	105,387	5,456,939	Fifth Street Finance Corp.	2,700	30,807
Biogen Idec, Inc.(1)	26,346	1,249,591	Goldman Sachs Group,
Cephalon, Inc.(1)	19,932	1,173,197	Inc. (The)	32,291	4,658,300
			HFF, Inc., Class A(1)	11,204	88,512
Cepheid, Inc.(1)	1,820	32,542
Cubist			Invesco Ltd.	19,915	369,622
Pharmaceuticals, Inc.(1)	19,326	415,509	Investment Technology
			Group, Inc.(1)	7,123	120,094
Dendreon Corp.(1)	3,014	130,808
			Knight Capital Group, Inc.,
Gilead Sciences, Inc.(1)	63,148	2,268,276	Class A(1)	1,600	23,376
Human Genome			Legg Mason, Inc.	2,568	76,321
Sciences, Inc.(1)	4,195	103,868
			MCG Capital Corp.	5,000	27,250
Incyte Corp. Ltd.(1)	2,671	34,429
			Morgan Stanley	37,000	1,003,070
InterMune, Inc.(1)	1,677	15,160
			Northern Trust Corp.	43,040	2,186,862
Onyx			PennantPark
Pharmaceuticals, Inc.(1)	1,922	42,841
			Investment Corp.	3,400	34,085
PDL BioPharma, Inc.	8,299	44,566	Piper Jaffray Cos.(1)	1,400	46,354
Regeneron			Prospect Capital Corp.	3,800	39,178
Pharmaceuticals, Inc.(1)	1,599	45,683
			Pzena Investment
Talecris Biotherapeutics			Management, Inc., Class A	3,200	22,432
Holdings Corp.(1)	17,027	282,308
Theravance, Inc.(1)	2,341	29,754	Schroders plc	31,640	605,777
		12,784,674	State Street Corp.	26,048	994,252
			TradeStation Group, Inc.(1)	6,100	43,371
BUILDING PRODUCTS — 0.1%
Apogee Enterprises, Inc.	1,800	24,588			18,106,487
Asahi Glass Co. Ltd.	116,000	1,216,057	CHEMICALS — 1.2%
Griffon Corp.(1)	2,000	24,280	A. Schulman, Inc.	1,000	22,225
			Air Liquide SA	12,992	1,262,307
Nortek, Inc.(1)	200	9,225
			Akzo Nobel NV	13,280	674,943
Simpson Manufacturing
Co., Inc.	800	23,376	Arch Chemicals, Inc.	1,200	41,112
		1,297,526	Ashland, Inc.	8,342	447,215
CAPITAL MARKETS — 1.2%			BASF SE	24,410	1,279,663
Ameriprise Financial, Inc.	32,532	1,294,448	Cabot Corp.	3,240	90,752
Apollo Investment Corp.	18,691	194,947	CF Industries
			Holdings, Inc.	11,416	783,023
Ares Capital Corp.	5,100	69,054	Cytec Industries, Inc.	12,400	529,852
Artio Global Investors, Inc.	2,500	46,225	E.I. du Pont de
Bank of New York			Nemours & Co.	48,200	1,743,394
Mellon Corp. (The)	81,127	2,206,654
			Ferro Corp.(1)	2,400	21,624
BGC Partners, Inc.,
Class A	12,019	74,878	Georgia Gulf Corp.(1)	2,400	41,760
BlackRock, Inc.	3,302	554,340	H.B. Fuller Co.	1,600	34,128
Calamos Asset			Huntsman Corp.	5,225	52,145
Management, Inc., Class A	3,100	34,100

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
International Flavors &			Commerce
Fragrances, Inc.	11,300	$ 502,850	Bancshares, Inc.	16,190	$ 601,782
Intrepid Potash, Inc.(1)	2,000	49,320	Commonwealth Bank
Kraton Performance			of Australia	18,440	808,006
Polymers, Inc.(1)	1,200	24,600	Community Bank
LG Chem Ltd.	2,575	577,038	System, Inc.	1,100	25,135
Lubrizol Corp.	17,959	1,590,629	Credicorp Ltd.	7,157	631,892
Mexichem SAB de CV	107,908	287,326	CVB Financial Corp.	2,400	23,832
Minerals			East West Bancorp., Inc.	10,128	172,176
Technologies, Inc.	11,584	619,165	Erste Group Bank AG	17,950	640,573
Olin Corp.	2,200	42,174	Fifth Third Bancorp.	73,357	952,907
OM Group, Inc.(1)	17,353	517,987	First Horizon National
			Corp.(1)	5,100	63,495
PPG Industries, Inc.	40,742	2,610,340
Sensient Technologies			First Interstate
Corp.	2,502	69,280	Bancsystem, Inc.	1,600	25,200
Sherwin-Williams Co.			First Midwest
(The)	6,985	535,261	Bancorp., Inc.	5,791	80,321
Shin-Etsu Chemical			FirstMerit Corp.	3,000	55,920
Co. Ltd.	8,600	433,618	FNB Corp.	3,200	26,208
Sigma-Aldrich Corp.	16,018	853,439	Fulton Financial Corp.	8,200	81,590
Solutia, Inc.(1)	11,982	181,527	Grupo Financiero Banorte
Syngenta AG	2,381	526,071	SAB de CV, Series O	118,833	457,107
Valspar Corp.	11,710	367,343	Hampton Roads
			Bankshares, Inc.(1)	8,652	16,958
W.R. Grace & Co.(1)	5,658	145,015
			HDFC Bank Ltd.	15,236	620,149
		16,957,126	Heritage Financial Corp.(1)	2,800	41,916
COMMERCIAL BANKS — 3.3%			HSBC Holdings plc
American National			(Hong Kong)	186,997	1,713,967
Bankshares, Inc.	1,300	26,182	Huntington
Associated Banc-Corp.	2,800	37,604	Bancshares, Inc.	2,700	16,632
Asya Katilim Bankasi AS	196,909	425,345	IBERIABANK Corp.	400	21,972
Banco Bilbao Vizcaya			ICICI Bank Ltd.	20,166	373,932
Argentaria SA	150,910	1,563,863	Independent Bank Corp.	2,569	62,221
Banco Santander			Industrial & Commercial
Brasil SA ADR	70,606	735,714	Bank of China Ltd.
Banco Santander SA	90,159	915,067	H Shares	2,298,000	1,690,440
Bank of Hawaii Corp.	1,943	93,322	Itau Unibanco Holding SA
Barclays plc	514,379	2,244,203	Preference Shares	92,734	1,714,883
BB&T Corp.	2,164	65,439	Kasikornbank PCL NVDR	66,400	173,835
BNP Paribas	22,685	1,286,088	KeyCorp	26,801	214,944
Boston Private Financial			Lakeland Financial Corp.	2,000	40,400
Holdings, Inc.	6,700	49,044	Marshall & Ilsley Corp.	2,000	16,300
CIMB Group Holdings Bhd	413,800	852,220	MB Financial, Inc.	1,000	21,850
Citizens Republic			Mitsubishi UFJ
Bancorp., Inc.(1)	17,800	19,580	Financial Group, Inc.	215,000	1,044,400
Columbia Banking			National Bankshares, Inc.	1,000	24,770
System, Inc.	6,502	145,190	Old National Bancorp.	2,600	29,848
Comerica, Inc.	63,778	2,429,942	OTP Bank plc(1)	24,223	614,181

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Pacific Continental Corp.	2,500	$ 27,725	IESI-BFC Ltd.	3,700	$ 74,629
PNC Financial			Pitney Bowes, Inc.	50,756	1,149,116
Services Group, Inc.	28,732	1,802,933	R.R. Donnelley & Sons Co.	35,776	685,468
Powszechna Kasa			Republic Services, Inc.	80,755	2,351,586
Oszczednosci Bank			SYKES Enterprises, Inc.(1)	3,200	55,232
Polski SA	126,860	1,548,178
PT Bank Mandiri			US Ecology, Inc.	3,900	55,185
(Persero) Tbk	1,080,000	595,320	Waste Connections, Inc.(1)	2,582	90,912
PT Bank Rakyat Indonesia	1,033,000	933,913	Waste Management, Inc.	34,002	1,105,405
Regions Financial Corp.	12,444	94,948			6,685,981
Sandy Spring			COMMUNICATIONS EQUIPMENT — 1.1%
Bancorp, Inc.	2,154	33,344	Acme Packet, Inc.(1)	4,306	126,209
Sberbank of Russian			ADC Telecommunications,
Federation	493,744	1,133,132	Inc.(1)	16,873	139,371
Shinhan Financial			Arris Group, Inc.(1)	51,725	567,423
Group Co. Ltd.	16,650	587,247
Standard Chartered plc	43,777	1,033,813	Bel Fuse, Inc., Class B	2,000	35,240
			Blue Coat Systems, Inc.(1)	1,621	34,803
Sterling Bancshares, Inc.	11,200	59,920
			Cisco Systems, Inc.(1)	250,199	5,794,609
Synovus Financial Corp.	11,800	34,928
TCF Financial Corp.	3,879	62,607	Comba Telecom Systems
			Holdings Ltd.	476,200	561,958
Toronto-Dominion			CommScope, Inc.(1)	10,172	286,850
Bank (The)	25,160	1,722,705
Trico Bancshares	1,800	32,922	Emulex Corp.(1)	53,055	556,016
Trustmark Corp.	1,000	22,370	F5 Networks, Inc.(1)	40,159	2,824,382
Turkiye Garanti			Harris Corp.	5,209	244,354
Bankasi AS	249,452	1,075,976	HTC Corp.	94,000	1,270,252
U.S. Bancorp.	104,013	2,492,151	JDS Uniphase Corp.(1)	63,400	729,100
United Bankshares, Inc.	3,065	82,510	Lumens Co. Ltd.(1)	32,517	348,252
United Overseas Bank Ltd.	87,220	1,127,459	Netgear, Inc.(1)	6,318	143,482
Washington Banking Co.	2,940	38,602	Opnext, Inc.(1)	1,262	2,524
Webster Financial Corp.	2,000	38,300	Plantronics, Inc.	8,798	263,412
Wells Fargo & Co.	282,829	8,114,364	Polycom, Inc.(1)	1,500	45,045
Westamerica Bancorp.	1,179	65,635	QUALCOMM, Inc.	30,685	1,091,159
Western Alliance			RADWARE Ltd.(1)	1,185	22,408
Bancorp.(1)	5,373	43,253
			Telefonaktiebolaget LM
Westpac Banking Corp.	15,450	303,402	Ericsson B Shares	78,420	789,673
Whitney Holding Corp.	6,800	80,580	Tellabs, Inc.	60,211	541,899
Wilmington Trust Corp.	3,000	45,240	ZTE Corp. H Shares	35,400	115,878
Wintrust Financial Corp.	900	32,094			16,534,299
Zions Bancorp.	31,800	761,610	COMPUTERS & PERIPHERALS — 2.0%
		48,015,726	Apple, Inc.(1)	44,030	11,322,755
COMMERCIAL SERVICES & SUPPLIES — 0.5%			Diebold, Inc.	14,917	432,295
ABM Industries, Inc.	1,100	23,617	Electronics for
ATC Technology Corp.(1)	1,400	26,180	Imaging, Inc.(1)	3,900	43,446
Avery Dennison Corp.	13,800	471,684	EMC Corp.(1)	118,704	2,210,268
Brink’s Co. (The)	1,900	43,073	Hewlett-Packard Co.	116,489	5,359,659
Cintas Corp.	19,605	509,730	Lexmark International,
Deluxe Corp.	2,057	44,164	Inc., Class A(1)	87,472	3,284,574

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
NCR Corp.(1)	1,600	$ 21,248	Silgan Holdings, Inc.	6,528	$ 186,244
NetApp, Inc.(1)	26,400	994,752	Sonoco Products Co.	18,578	574,246
Novatel Wireless, Inc.(1)	5,200	31,980			2,743,779
QLogic Corp.(1)	24,911	451,387	DISTRIBUTORS — 0.1%
SanDisk Corp.(1)	25,187	1,174,218	Core-Mark Holding
			Co., Inc.(1)	1,100	29,788
Seagate Technology(1)	102,673	1,577,057
			Genuine Parts Co.	22,007	893,704
Synaptics, Inc.(1)	7,005	209,590
			Li & Fung Ltd.	236,000	1,047,615
Western Digital Corp.(1)	46,992	1,635,791
					1,971,107
Wistron Corp.	242,349	396,502	DIVERSIFIED — 0.1%
Xyratex Ltd.(1)	5,021	81,491	iShares Russell 2000
		29,227,013	Index Fund	1,200	79,500
CONSTRUCTION & ENGINEERING — 0.2%			iShares Russell 2000
Comfort Systems			Value Index Fund	7,100	444,247
USA, Inc.	2,200	24,244	Nomura ETF - Nikkei 225	14,310	1,554,006
EMCOR Group, Inc.(1)	38,269	955,577			2,077,753
Granite Construction, Inc.	4,800	142,320	DIVERSIFIED CONSUMER SERVICES — 0.1%
Larsen & Toubro Ltd.	13,350	467,268	Career Education Corp.(1)	788	22,064
Orascom Construction			Corinthian Colleges, Inc.(1)	15,248	204,171
Industries	11,343	477,715	H&R Block, Inc.	28,900	464,712
Pike Electric Corp.(1)	5,500	54,285	Lincoln Educational
Shaw Group, Inc. (The)(1)	26,893	917,320	Services Corp.(1)	1,700	40,511
URS Corp.(1)	4,920	219,334	Regis Corp.	2,100	38,619
		3,258,063	Sotheby’s	1,712	55,640
CONSTRUCTION MATERIALS — 0.1%					825,717
Holcim Ltd.	12,400	781,501	DIVERSIFIED FINANCIAL SERVICES — 1.3%
Martin Marietta			Bank of America Corp.	551,021	8,673,070
Materials, Inc.	400	37,292	Citigroup, Inc.(1)	221,500	877,140
PT Semen Gresik			Compass Diversified
(Persero) Tbk	621,000	558,228	Holdings	1,900	27,398
Texas Industries, Inc.	1,300	47,190	JPMorgan Chase & Co.	252,877	10,008,872
Vulcan Materials Co.	8,933	450,938			19,586,480
		1,875,149	DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%
CONSUMER FINANCE — 0.4%			AT&T, Inc.	381,211	9,263,427
American Express Co.	42,970	1,713,214	Atlantic Tele-Network, Inc.	700	29,267
AmeriCredit Corp.(1)	66,732	1,442,746	CenturyTel, Inc.	22,745	780,836
Cash America			Consolidated
International, Inc.	22,996	849,702	Communications
Dollar Financial Corp.(1)	10,455	211,191	Holdings, Inc.	22,051	380,821
ORIX Corp.	16,230	1,239,902	Iowa Telecommunications
World Acceptance Corp.(1)	3,522	125,841	Services, Inc.	13,471	224,427
			Qwest Communications
		5,582,596	International, Inc.	165,552	867,492
CONTAINERS & PACKAGING — 0.2%			Telenor ASA	62,750	772,701
Bemis Co., Inc.	36,078	1,034,717	Verizon
Graphic Packaging			Communications, Inc.	148,544	4,087,931
Holding Co.(1)	84,098	265,749
					16,406,902
Rock-Tenn Co., Class A	13,269	682,823

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
ELECTRIC UTILITIES — 0.8%			Anixter
American Electric			International, Inc.(1)	5,865	$ 278,588
Power Co., Inc.	32,364	$ 1,034,353	Benchmark
Central Vermont Public			Electronics, Inc.(1)	1,800	33,264
Service Corp.	2,000	40,160	Celestica, Inc.(1)	65,466	609,488
CEZ AS(1)	28,610	1,194,802	Coherent, Inc.(1)	700	24,710
Cleco Corp.	179	4,738	Corning, Inc.	47,288	824,230
Entergy Corp.	4,048	303,883	Dolby Laboratories, Inc.,
Exelon Corp.	51,266	1,978,868	Class A(1)	13,300	877,933
Fortum Oyj	8,980	202,500	Electro Scientific
			Industries, Inc.(1)	3,500	44,975
Great Plains Energy, Inc.	25,231	442,804
IDACORP, Inc.	12,214	403,673	Hon Hai Precision
			Industry Co. Ltd.	672,027	2,649,937
NextEra Energy, Inc.	18,470	922,207	HOYA Corp.	35,900	853,037
Northeast Utilities	27,899	723,979	Jabil Circuit, Inc.	28,025	383,662
NV Energy, Inc.	64,571	761,292	Littelfuse, Inc.(1)	3,177	114,849
Portland General
Electric Co.	39,811	752,826	Methode Electronics, Inc.	2,400	24,360
PPL Corp.	43,600	1,125,316	Molex, Inc.	37,520	794,674
Unitil Corp.	1,200	25,008	Nan Ya Printed Circuit
			Board Corp.	101,000	422,875
Westar Energy, Inc.	52,721	1,159,862	Omron Corp.	43,900	909,442
		11,076,271
			OSI Systems, Inc.(1)	1,442	37,881
ELECTRICAL EQUIPMENT — 0.6%
			Park Electrochemical
Acuity Brands, Inc.	900	37,017	Corp.	1,300	33,644
American Superconductor			PC Connection, Inc.(1)	3,600	24,480
Corp.(1)	508	15,575
			Plexus Corp.(1)	1,802	61,358
Belden, Inc.	1,600	41,440
Brady Corp., Class A	1,500	43,620	Rogers Corp.(1)	1,700	48,552
Crompton Greaves Ltd.	67,552	346,085	Sanmina-SCI Corp.(1)	1,027	15,662
Emerson Electric Co.	31,748	1,474,377	SMART Modular
			Technologies (WWH),
Encore Wire Corp.	3,700	73,075	Inc.(1)	11,695	71,807
General Cable Corp.(1)	1,000	31,160
			Tech Data Corp.(1)	14,621	594,344
GrafTech International			Tyco Electronics Ltd.	43,715	1,259,866
Ltd.(1)	2,000	33,220
			Vishay
Harbin Electric, Inc.(1)	1,670	33,133	Intertechnology, Inc.(1)	10,387	94,002
Hubbell, Inc., Class B	25,367	1,081,903			13,288,100
II-VI, Inc.(1)	1,100	36,872	ENERGY EQUIPMENT & SERVICES — 0.9%
LSI Industries, Inc.	6,000	35,040	Baker Hughes, Inc.	23,085	880,462
Nidec Corp.	13,400	1,218,470	Bristow Group, Inc.(1)	1,200	39,000
Regal-Beloit Corp.	400	24,116	Cameron International
Rockwell Automation, Inc.	55,474	2,963,976	Corp.(1)	11,753	425,459
Thomas & Betts Corp.(1)	17,106	655,844	Complete Production
		8,144,923	Services, Inc.(1)	22,091	287,404
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Core Laboratories NV	7,500	1,019,850
COMPONENTS — 0.9%			Dril-Quip, Inc.(1)	468	22,796
Agilent			FMC Technologies, Inc.(1)	13,561	788,572
Technologies, Inc.(1)	68,000	2,200,480
			Global Industries Ltd.(1)	4,200	21,924

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Helix Energy Solutions			FOOD PRODUCTS — 1.6%
Group, Inc.(1)	2,200	$ 23,958	American Italian
Helmerich & Payne, Inc.	3,764	141,827	Pasta Co., Class A(1)	603	$ 23,463
Key Energy			B&G Foods, Inc., Class A	6,852	72,631
Services, Inc.(1)	3,900	37,284	Campbell Soup Co.	15,686	561,716
National Oilwell Varco, Inc.	58,638	2,235,867	ConAgra Foods, Inc.	108,302	2,618,742
North American Energy			Corn Products
Partners, Inc.(1)	2,500	24,375	International, Inc.	20,583	686,443
Oil States			Danone SA	14,400	735,811
International, Inc.(1)	17,249	673,401
			Del Monte Foods Co.	117,195	1,708,703
Petrofac Ltd.	20,110	326,367	Dole Food Co., Inc.(1)	26,859	245,760
Rowan Cos., Inc.(1)	1,600	39,616
			Farmer Bros. Co.	1,600	27,984
Saipem SpA	63,914	1,982,231	Flowers Foods, Inc.	4,869	120,313
Schlumberger Ltd.	36,659	2,058,403	General Mills, Inc.	21,053	1,499,605
Seadrill Ltd.	14,410	295,075	H.J. Heinz Co.	42,771	1,889,623
Superior Energy
Services, Inc.(1)	2,200	47,872	Hershey Co. (The)	37,052	1,734,034
Tetra Technologies, Inc.(1)	2,400	24,144	J&J Snack Foods Corp.	2,225	98,857
TGS Nopec Geophysical			Kellogg Co.	22,138	1,182,833
Co. ASA(1)	37,310	505,429	Kraft Foods, Inc., Class A	53,509	1,530,357
Transocean Ltd.(1)	14,688	833,838	Lancaster Colony Corp.	2,989	163,379
Unit Corp.(1)	1,000	40,890	Mead Johnson
			Nutrition Co.	32,740	1,614,737
		12,776,044	Nestle SA	39,020	1,761,560
FOOD & STAPLES RETAILING — 1.1%
			Ralcorp Holdings, Inc.(1)	600	36,042
Casey’s General
Stores, Inc.	1,641	60,504	Sara Lee Corp.	25,898	366,975
Costco Wholesale Corp.	26,113	1,521,082	Seneca Foods Corp.,
			Class A(1)	1,000	29,460
CP ALL PCL	424,800	355,110
			TreeHouse Foods, Inc.(1)	700	32,270
Kroger Co. (The)	40,700	819,291
Metro AG	18,110	947,773	Tyson Foods, Inc., Class A	90,616	1,593,029
Ruddick Corp.	700	23,114	Unilever NV CVA	67,560	1,843,404
			Unilever NV
Safeway, Inc.	55,350	1,225,449	New York Shares	24,500	669,095
Shoprite Holdings Ltd.	48,866	506,709	Wimm-Bill-Dann Foods
SUPERVALU, INC.	19,333	260,415	OJSC ADR	21,347	448,287
SYSCO Corp.	27,200	810,832			23,295,113
Tesco plc	264,865	1,574,232	GAS UTILITIES — 0.1%
Walgreen Co.	68,293	2,188,108	AGL Resources, Inc.	345	12,593
Wal-Mart de Mexico			Atmos Energy Corp.	1,200	32,544
SAB de CV	289,232	645,697	Chesapeake Utilities Corp.	1,000	30,070
Wal-Mart Stores, Inc.	75,005	3,792,253	Laclede Group, Inc. (The)	804	26,604
Weis Markets, Inc.	2,100	70,917	Nicor, Inc.	1,100	44,451
Wesfarmers Ltd.	19,146	466,017	ONEOK, Inc.	10,364	460,887
Whole Foods			PT Perusahaan Gas
Market, Inc.(1)	24,900	1,006,707
			Negara	812,500	325,755
X5 Retail Group NV GDR(1)	16,257	525,065
			South Jersey
		16,799,275	Industries, Inc.	212	9,305
			Southwest Gas Corp.	12,476	369,539

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Spectra Energy			Volcano Corp.(1)	1,502	$ 33,329
Partners LP	353	$ 10,943	West Pharmaceutical
UGI Corp.	3,157	82,524	Services, Inc.	2,724	107,189
WGL Holdings, Inc.	1,100	37,235	Young Innovations, Inc.	5,800	140,766
		1,442,450	Zimmer Holdings, Inc.(1)	26,481	1,481,082
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%					16,325,906
Abaxis, Inc.(1)	926	20,844	HEALTH CARE PROVIDERS & SERVICES — 1.7%
Align Technology, Inc.(1)	2,778	41,448	Aetna, Inc.	20,900	609,444
American Medical			Alliance HealthCare
Systems Holdings, Inc.(1)	4,047	91,300	Services, Inc.(1)	7,600	42,256
Analogic Corp.	300	12,966	Almost Family, Inc.(1)	700	25,459
Baxter International, Inc.	11,677	493,120	Amedisys, Inc.(1)	821	40,820
Beckman Coulter, Inc.	17,220	989,117	AMERIGROUP Corp.(1)	3,519	126,402
Becton, Dickinson & Co.	13,429	957,488	AmerisourceBergen Corp.	66,610	2,083,561
Boston Scientific Corp.(1)	66,808	404,188	Amsurg Corp.(1)	2,400	47,520
C.R. Bard, Inc.	19,869	1,608,793	Assisted Living Concepts,
CareFusion Corp.(1)	8,159	207,402	Inc., Class A(1)	1,000	33,150
Cie Generale d’Optique			Bio-Reference Labs, Inc.(1)	1,604	36,683
Essilor International SA	10,840	616,639	Cardinal Health, Inc.	53,076	1,830,591
Cooper Cos., Inc. (The)	1,200	44,232	Catalyst Health
Covidien plc	29,353	1,244,274	Solutions, Inc.(1)	2,806	107,442
Cutera, Inc.(1)	4,400	39,072	Centene Corp.(1)	2,269	51,779
Edwards Lifesciences			Chemed Corp.	2,166	123,267
Corp.(1)	24,086	1,217,066	Community Health
Gen-Probe, Inc.(1)	9,374	412,081	Systems, Inc.(1)	1,200	46,776
Getinge AB B Shares	23,080	455,122	Coventry Health
			Care, Inc.(1)	14,043	290,690
Haemonetics Corp.(1)	1,819	98,117
Hospira, Inc.(1)	1,812	94,333	Emergency Medical
			Services Corp., Class A(1)	2,705	144,907
Immucor, Inc.(1)	2,855	56,072
			Emeritus Corp.(1)	14,065	285,379
Integra LifeSciences			Express Scripts, Inc.(1)	39,242	3,947,745
Holdings Corp.(1)	1,550	61,070
Intuitive Surgical, Inc.(1)	1,600	516,432	Fresenius Medical Care
			AG & Co. KGaA	26,220	1,306,419
Masimo Corp.	1,931	42,752	Genoptix, Inc.(1)	1,527	40,710
Medtronic, Inc.	24,981	978,756	Health Management
Meridian Bioscience, Inc.	2,670	46,672	Associates, Inc., Class A(1)	75,700	704,010
Mindray Medical			HealthSouth Corp.(1)	3,971	78,864
International Ltd. ADR	15,442	459,245
			HMS Holdings Corp.(1)	1,922	104,288
NuVasive, Inc.(1)	1,070	42,019
			Humana, Inc.(1)	41,072	1,891,366
Sonova Holding AG	9,600	1,033,100
			Kindred
STERIS Corp.	17,588	559,826	Healthcare, Inc.(1)	1,600	24,816
Supermax Corp. Bhd	262,100	517,898	LifePoint Hospitals, Inc.(1)	21,989	780,390
Symmetry Medical, Inc.(1)	23,864	259,879
			Magellan Health
Thoratec Corp.(1)	3,225	141,481	Services, Inc.(1)	8,642	351,643
Utah Medical			McKesson Corp.	7,926	554,820
Products, Inc.	1,300	34,359	Medco Health
Varian Medical			Solutions, Inc.(1)	63,628	3,668,154
Systems, Inc.(1)	15,300	766,377

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
National Healthcare Corp.	2,200	$ 76,780	McDonald’s Corp.	10,987	$ 734,700
Owens & Minor, Inc.	4,525	135,162	Panera Bread Co.,
Patterson Cos., Inc.	7,417	220,359	Class A(1)	5,447	440,281
PharMerica Corp.(1)	2,371	38,884	Red Robin Gourmet
			Burgers, Inc.(1)	1,600	32,976
PSS World Medical, Inc.(1)	4,403	100,873
			Royal Caribbean
Psychiatric			Cruises Ltd.(1)	26,100	756,900
Solutions, Inc.(1)	1,509	48,861
			Ruby Tuesday, Inc.(1)	2,300	24,748
Quest Diagnostics, Inc.	7,200	379,800
			Speedway
Select Medical			Motorsports, Inc.	32,274	470,555
Holdings Corp.(1)	47,953	388,419
			Starbucks Corp.	23,653	612,376
Sinopharm Group Co.
H Shares	93,600	366,237	Starwood Hotels &
			Resorts Worldwide, Inc.	62,811	2,905,009
U.S. Physical
Therapy, Inc.(1)	2,400	40,056	Wynn Macau Ltd.(1)	257,504	413,464
UnitedHealth Group, Inc.	49,183	1,429,750	Wynn Resorts Ltd.	6,100	511,668
WellPoint, Inc.(1)	31,709	1,626,672			17,617,827
		24,231,204	HOUSEHOLD DURABLES — 0.6%
HEALTH CARE TECHNOLOGY — 0.1%			American Greetings Corp.,
			Class A	15,488	365,207
Allscripts-Misys
Healthcare			CSS Industries, Inc.	1,100	20,779
Solutions, Inc.(1)	28,600	537,966	D.R. Horton, Inc.	15,852	193,236
athenahealth, Inc.(1)	1,101	27,261	Ethan Allen Interiors, Inc.	2,700	54,540
Eclipsys Corp.(1)	2,386	45,704	Fortune Brands, Inc.	13,981	663,398
MedAssets, Inc.(1)	2,199	49,895	Furniture Brands
			International, Inc.(1)	4,200	32,886
Quality Systems, Inc.	1,516	89,505
			Harman International
		750,331	Industries, Inc.(1)	10,150	327,845
HOTELS, RESTAURANTS & LEISURE — 1.2%			Helen of Troy Ltd.(1)	900	23,184
Bob Evans Farms, Inc.	1,200	34,848	Lennar Corp., Class A	2,621	45,343
Carnival plc	32,761	1,243,881	M.D.C. Holdings, Inc.	900	28,242
CEC Entertainment, Inc.(1)	16,738	676,885
			M/I Homes, Inc.(1)	1,900	22,496
Chipotle Mexican			MRV Engenharia e
Grill, Inc.(1)	12,689	1,805,391
			Participacoes SA	67,500	439,024
Compass Group plc	195,898	1,512,917	Newell Rubbermaid, Inc.	51,500	857,990
Ctrip.com International			PDG Realty SA
Ltd. ADR(1)	64,497	2,540,537
			Empreendimentos e
Darden			Participacoes	49,000	421,331
Restaurants, Inc.	8,000	343,200	Ryland Group, Inc.	7,498	139,463
Domino’s Pizza, Inc.(1)	10,078	131,014
			Skyworth Digital
Gaylord			Holdings Ltd.	406,000	314,829
Entertainment Co.(1)	800	21,272
			Stanley Black &
Intercontinental Hotels			Decker, Inc.	26,800	1,495,172
Group plc	70,030	1,104,374	Tempur-Pedic
International Speedway			International, Inc.(1)	30,113	999,752
Corp., Class A	25,639	715,072	Toll Brothers, Inc.(1)	16,483	347,297
Jack in the Box, Inc.(1)	1,700	38,148
			Whirlpool Corp.	22,830	2,384,365
Las Vegas Sands Corp.(1)	21,900	514,212			9,176,379
Life Time Fitness, Inc.(1)	900	33,399

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
HOUSEHOLD PRODUCTS — 1.1%			American Financial
Cellu Tissue			Group, Inc.	59,314	$ 1,654,861
Holdings, Inc.(1)	4,500	$ 40,770	AMERISAFE, Inc.(1)	1,272	21,497
Church & Dwight Co., Inc.	8,300	546,223	Amtrust Financial
Clorox Co.	18,187	1,142,507	Services, Inc.	8,439	111,142
Colgate-Palmolive Co.	18,122	1,415,147	Aon Corp.	47,398	1,870,799
Energizer Holdings, Inc.(1)	5,100	286,569	Arch Capital Group Ltd.(1)	467	34,334
Kimberly-Clark Corp.	44,451	2,698,176	Aspen Insurance
LG Household &			Holdings Ltd.	9,242	233,453
Health Care Ltd.	2,826	743,629	Assured Guaranty Ltd.	2,800	47,040
Procter & Gamble Co.			Baldwin & Lyons, Inc.,
(The)	114,269	6,980,693	Class B	1,800	40,626
Reckitt Benckiser			Berkshire Hathaway, Inc.,
Group plc	24,935	1,167,839	Class B(1)	8,261	582,813
Unicharm Corp.	10,700	1,055,317	China Life Insurance Co.
WD-40 Co.	1,100	35,904	Ltd. H Shares	267,000	1,161,735
		16,112,774	Chubb Corp. (The)	65,049	3,268,062
			CNA Financial Corp.(1)	10,912	284,585
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS — 0.3%			Delphi Financial
Constellation Energy			Group, Inc., Class A	900	23,373
Group, Inc.	63,235	2,237,254	Endurance Specialty
Mirant Corp.(1)	62,902	781,243	Holdings Ltd.	16,625	616,787
NRG Energy, Inc.(1)	44,170	1,031,370	Erie Indemnity Co.,
			Class A	2,859	131,142
		4,049,867	Genworth Financial, Inc.,
INDUSTRIAL CONGLOMERATES — 1.0%			Class A(1)	60,600	944,754
3M Co.	32,928	2,611,520	Hanover Insurance
Carlisle Cos., Inc.	27,807	1,081,414	Group, Inc. (The)	1,200	52,200
General Electric Co.	413,290	6,757,292	Harleysville Group, Inc.	1,171	38,210
Siemens AG	13,330	1,197,951	Hartford Financial
Smiths Group plc	51,490	768,643	Services Group, Inc. (The)	14,499	363,490
Textron, Inc.	44,194	913,490	HCC Insurance
			Holdings, Inc.	48,540	1,216,898
Tredegar Corp.	1,400	23,072
			Horace Mann
Tyco International Ltd.	38,673	1,399,576	Educators Corp.	7,894	121,331
		14,752,958	Infinity Property &
INSURANCE — 2.4%			Casualty Corp.	927	43,384
ACE Ltd.	30,643	1,506,410	Loews Corp.	20,743	674,355
Admiral Group plc	59,196	1,100,403	Marsh & McLennan
Aflac, Inc.	26,311	1,165,577	Cos., Inc.	73,128	1,594,922
Allianz SE	11,560	1,154,228	Mercer Insurance
Allied World Assurance			Group, Inc.	3,000	51,240
Co. Holdings Ltd.	20,611	925,640	MetLife, Inc.	2,231	90,333
Allstate Corp. (The)	60,649	1,857,679	Ping An Insurance Group
Alterra Capital			Co. of China Ltd. H Shares	49,000	396,940
Holdings Ltd.	1,400	26,194	Platinum Underwriters
American Equity			Holdings Ltd.	3,155	116,135
Investment Life			Principal Financial
Holding Co.	2,500	23,525	Group, Inc.	90,511	2,460,994

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
ProAssurance Corp.(1)	1,756	$ 103,358	Cass Information
Protective Life Corp.	4,390	94,473	Systems, Inc.	1,679	$ 53,258
Prudential Financial, Inc.	41,563	2,398,601	Cognizant Technology
			Solutions Corp., Class A(1)	38,900	1,946,556
RLI Corp.	1,434	79,042
			Computer Sciences
Safety Insurance			Corp.(1)	4,734	236,653
Group, Inc.	3,273	118,253
			Convergys Corp.(1)	75,445	823,859
Symetra Financial Corp.	35,675	470,910
Torchmark Corp.	16,000	824,480	DST Systems, Inc.	2,600	99,632
			Fiserv, Inc.(1)	10,900	518,295
Transatlantic
Holdings, Inc.	17,653	830,221	Forrester Research, Inc.(1)	2,224	69,767
Travelers Cos., Inc. (The)	76,737	3,796,179	Infosys Technologies Ltd.	47,498	2,729,059
United Fire & Casualty Co.	1,800	38,430	International Business
Unitrin, Inc.	1,200	32,028	Machines Corp.	72,869	9,127,571
Validus Holdings Ltd.	1,400	34,384	Lionbridge
			Technologies, Inc.(1)	6,035	32,770
XL Capital Ltd., Class A	23,000	405,030	ManTech International
		35,232,480	Corp., Class A(1)	2,186	101,059
INTERNET & CATALOG RETAIL — 0.4%			MasterCard, Inc., Class A	5,076	1,024,184
Amazon.com, Inc.(1)	12,799	1,605,762	MAXIMUS, Inc.	1,631	97,697
HSN, Inc.(1)	5,662	152,591	NeuStar, Inc., Class A(1)	5,463	116,854
Netflix, Inc.(1)	8,424	936,327	Paychex, Inc.	40,917	1,167,771
PetMed Express, Inc.	4,469	88,129	SPS Commerce, Inc.(1)	2,216	26,769
priceline.com, Inc.(1)	7,336	1,402,350	Total System Services, Inc.	1,600	23,360
Rakuten, Inc.	1,521	1,064,558	Western Union Co. (The)	27,785	443,449
		5,249,717			22,115,658
INTERNET SOFTWARE & SERVICES — 0.8%			LEISURE EQUIPMENT & PRODUCTS — 0.1%
AOL, Inc.(1)	19,782	408,103	Arctic Cat, Inc.(1)	2,000	22,940
Baidu, Inc. ADR(1)	17,220	1,260,676	JAKKS Pacific, Inc.(1)	1,500	22,215
DivX, Inc.(1)	11,363	82,041	Mattel, Inc.	46,149	999,588
EarthLink, Inc.	37,872	325,320	Polaris Industries, Inc.	16,879	990,797
Equinix, Inc.(1)	18,000	1,656,180	RC2 Corp.(1)	1,300	24,180
Google, Inc., Class A(1)	10,716	5,199,189	Sport Supply Group, Inc.	1,700	22,831
IAC/InterActiveCorp(1)	1,100	25,801			2,082,551
Liquidity Services, Inc.(1)	3,715	49,261	LIFE SCIENCES TOOLS & SERVICES — 0.4%
MercadoLibre, Inc.(1)	10,035	520,515	Bruker Corp.(1)	52,411	667,454
Tencent Holdings Ltd.	67,200	1,279,174	Dionex Corp.(1)	1,344	105,840
WebMD Health Corp.(1)	11,900	541,807	Life Technologies Corp.(1)	28,000	1,401,680
Yahoo! Japan Corp.	2,607	908,941	Millipore Corp.(1)	13,270	1,409,407
		12,257,008	PAREXEL International
IT SERVICES — 1.5%			Corp.(1)	2,417	53,911
Accenture plc, Class A	7,415	278,211	PerkinElmer, Inc.	23,600	535,484
Acxiom Corp.(1)	4,126	71,834	Pharmaceutical Product
			Development, Inc.	9,430	253,101
Amdocs Ltd.(1)	34,700	988,950
			Thermo Fisher
Automatic Data			Scientific, Inc.(1)	12,907	671,939
Processing, Inc.	47,032	1,922,668
			Waters Corp.(1)	11,000	752,840
CACI International, Inc.,
Class A(1)	4,659	215,432			5,851,656

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
MACHINERY — 1.8%			Volvo AB B Shares(1)	142,030	$ 1,470,837
Actuant Corp., Class A	1,200	$ 24,264	Wabash National Corp.(1)	39,433	282,340
Alfa Laval AB	62,060	783,366	WABCO Holdings, Inc.(1)	10,282	312,573
Altra Holdings, Inc.(1)	48,905	610,334			26,683,318
ArvinMeritor, Inc.(1)	56,665	823,909	MARINE — 0.2%
Ashok Leyland Ltd.	415,168	536,591	Alexander & Baldwin, Inc.	1,200	38,628
Atlas Copco AB A Shares	114,690	1,622,268	China Shipping Container
Barnes Group, Inc.	4,006	74,992	Lines Co. Ltd. H Shares(1)	1,144,000	396,380
Briggs & Stratton Corp.	18,174	374,930	Diana Shipping, Inc.(1)	3,500	47,460
Bucyrus International, Inc.	11,000	589,160	Genco Shipping &
			Trading Ltd.(1)	1,200	22,836
Caterpillar, Inc.	16,806	1,021,133
CLARCOR, Inc.	900	32,634	Hanjin Shipping Co. Ltd.(1)	10,870	270,529
Colfax Corp.(1)	2,800	33,404	Hanjin Shipping Co. Ltd.
			Rights(1)	1,281	7,238
Commercial Vehicle
Group, Inc.(1)	3,948	46,981	Kuehne + Nagel
			International AG	14,060	1,317,440
Cummins, Inc.	27,529	1,871,421	Mitsui O.S.K. Lines Ltd.	72,000	510,530
Doosan Infracore Co.
Ltd.(1)	21,040	302,918			2,611,041
Douglas Dynamics, Inc.(1)	2,600	30,810	MEDIA — 1.3%
Dover Corp.	37,013	1,661,514	British Sky Broadcasting
			Group plc	509	4,232
Dynamic Materials Corp.	2,900	46,139	CBS Corp., Class B	101,900	1,483,664
Eaton Corp.	20,263	1,417,397	Charter Communications,
EnPro Industries, Inc.(1)	6,115	193,112	Inc., Class A(1)	4,293	154,548
Fanuc Ltd.	13,800	1,448,115	Comcast Corp., Class A	204,729	3,703,548
FreightCar America, Inc.	1,200	32,184	CTC Media, Inc.	32,643	477,567
Graco, Inc.	4,465	141,496	E.W. Scripps Co. (The),
Illinois Tool Works, Inc.	27,524	1,277,939	Class A(1)	9,700	85,651
Ingersoll-Rand plc	31,900	1,190,189	Entravision
Kadant, Inc.(1)	1,200	23,436	Communications Corp.,
			Class A(1)	21,200	62,116
Kaydon Corp.	32,521	1,220,838	Gannett Co., Inc.	6,573	102,144
Kennametal, Inc.	29,400	829,374	Harte-Hanks, Inc.	1,100	15,026
Komatsu Ltd.	67,100	1,260,683	ITV plc(1)	1,786,550	1,440,033
Lincoln Electric
Holdings, Inc.	1,000	55,800	Journal Communications,
			Inc., Class A(1)	7,100	35,784
Manitowoc Co., Inc. (The)	52,300	623,939
			Knology, Inc.(1)	3,300	39,468
Middleby Corp.(1)	1,427	80,354
			LIN TV Corp., Class A(1)	11,900	78,183
Mueller Industries, Inc.	12,711	336,969
			LodgeNet Interactive
Mueller Water Products,			Corp.(1)	24,267	129,101
Inc., Class A	10,200	44,166
			McClatchy Co. (The),
Oshkosh Corp.(1)	28,062	997,043	Class A(1)	7,100	34,364
Pentair, Inc.	900	30,924	Naspers Ltd. N Shares	19,989	785,389
PT United Tractors Tbk	172,000	329,138	Omnicom Group, Inc.	14,823	562,533
RBC Bearings, Inc.(1)	900	25,200	Scholastic Corp.	11,996	313,695
Robbins & Myers, Inc.	10,612	234,419	Scripps Networks
Timken Co.	49,667	1,429,913	Interactive, Inc., Class A	22,000	993,960
Vallourec SA	4,910	908,172

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Societe Television			Schnitzer Steel Industries,
Francaise 1	24,221	$ 343,297	Inc., Class A	500	$ 25,020
Time Warner Cable, Inc.	16,800	919,464	Thompson Creek
Time Warner, Inc.	128,813	3,991,915	Metals Co., Inc.(1)	3,500	34,475
Viacom, Inc., Class B(1)	36,000	1,209,960	Vale SA Preference Shares	225,200	5,192,292
Walt Disney Co. (The)	45,938	1,535,248	Walter Energy, Inc.	11,700	928,161
		18,500,890	Worthington
			Industries, Inc.	21,906	322,456
METALS & MINING — 1.8%
					25,811,474
Antofagasta plc	82,598	1,051,628
			MULTILINE RETAIL — 0.8%
BHP Billiton Ltd.	89,679	2,913,024
			Big Lots, Inc.(1)	4,098	144,782
Brush Engineered
Materials, Inc.(1)	1,100	27,786	Dillard’s, Inc., Class A	18,105	519,433
Carpenter			Dollar Tree, Inc.(1)	45,285	2,834,388
Technology Corp.	600	23,346	Family Dollar Stores, Inc.	11,695	476,454
Cliffs Natural			Kohl’s Corp.(1)	36,774	1,866,281
Resources, Inc.	18,700	1,044,582	Macy’s, Inc.	41,611	924,180
Coeur d’Alene Mines			Next plc	11,150	334,150
Corp.(1)	2,200	33,220
Commercial Metals Co.	2,200	34,254	Nordstrom, Inc.	26,800	1,063,960
			Target Corp.	58,294	3,178,772
Evraz Group SA GDR(1)	7,660	206,970
					11,342,400
Exxaro Resources Ltd.	19,931	287,647
			MULTI-INDUSTRY(2)
Ferrexpo plc	110,171	422,957
			Consumer Staples Select
Freeport-McMoRan			Sector SPDR Fund	772	20,358
Copper & Gold, Inc.	42,227	2,958,001
Gerdau SA			MULTI-UTILITIES — 0.5%
Preference Shares	29,800	400,290	Avista Corp.	2,100	40,530
Gold Fields Ltd. ADR	18,609	255,874	Black Hills Corp.	800	22,952
Haynes International, Inc.	1,600	50,800	DTE Energy Co.	24,025	1,093,378
Impala Platinum			Integrys Energy
Holdings Ltd.	22,436	564,736	Group, Inc.	44,839	2,027,620
iShares COMEX			MDU Resources
Gold Trust(1)	910	108,190	Group, Inc.	3,900	72,930
JSW Steel Ltd.	23,289	546,167	NiSource, Inc.	4,218	63,101
Kaiser Aluminum Corp.	600	22,458	NorthWestern Corp.	1,100	28,974
Kobe Steel Ltd.	124,000	249,669	PG&E Corp.	51,961	2,156,381
Kumba Iron Ore Ltd.	9,374	399,700	Wisconsin Energy Corp.	23,446	1,148,854
Lonmin plc(1)	56,490	1,368,217	Xcel Energy, Inc.	25,562	523,765
Mesabi Trust	6,170	118,217			7,178,485
Newmont Mining Corp.	56,673	3,050,141	OFFICE ELECTRONICS — 0.2%
Nucor Corp.	23,000	990,150	Canon, Inc.	44,300	1,814,709
Polyus Gold OJSC ADR	9,698	246,954	Xerox Corp.	84,742	788,948
POSCO	2,395	933,982			2,603,657
Reliance Steel &			OIL, GAS & CONSUMABLE FUELS — 4.5%
Aluminum Co.	20,333	933,488	Alpha Natural
Royal Gold, Inc.	800	40,112	Resources, Inc.(1)	15,100	579,387
RTI International			Anadarko Petroleum Corp.	11,535	603,627
Metals, Inc.(1)	1,000	26,510	Apache Corp.	27,168	2,432,623

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Banpu PCL	33,500	$ 588,286	Royal Dutch Shell plc,
Berry Petroleum Co.,			Class A ADR	31,300	$ 1,640,120
Class A	1,300	39,962	Royal Dutch Shell plc
BG Group plc	139,520	2,135,568	B Shares	59,690	1,506,485
Bill Barrett Corp.(1)	1,300	42,328	SandRidge Energy, Inc.(1)	5,100	32,844
BP Prudhoe Bay			Southwestern Energy Co.(1)	8,924	335,632
Royalty Trust	628	58,146	Sunoco Logistics
Brigham Exploration Co.(1)	29,300	503,374	Partners LP	455	29,939
Canadian Natural			Swift Energy Co.(1)	2,609	72,139
Resources Ltd.	17,455	1,212,424	Teekay Tankers Ltd.,
Chevron Corp.	111,224	8,216,117	Class A	6,636	72,664
China Shenhua Energy			Total SA	21,320	994,422
Co. Ltd. H Shares	61,000	243,208	Tullow Oil plc	33,076	532,858
Cimarex Energy Co.	9,647	708,862	Ultra Petroleum Corp.(1)	9,332	429,459
CNOOC Ltd.	1,240,000	1,941,043	Valero Energy Corp.	36,200	676,216
Concho Resources, Inc.(1)	19,800	1,030,590	W&T Offshore, Inc.	13,900	135,386
ConocoPhillips	129,182	6,699,378	Whiting Petroleum Corp.(1)	15,000	1,255,650
Crosstex Energy LP(1)	12,671	122,402	Williams Pipeline
DCP Midstream			Partners LP	9,487	265,256
Partners LP	3,591	107,371	World Fuel Services Corp.	33,778	879,241
Devon Energy Corp.	30,069	1,919,906	XTO Energy, Inc.	18,198	777,782
DHT Holdings, Inc.	5,600	23,240			66,033,567
EQT Corp.	31,689	1,241,892	PAPER & FOREST PRODUCTS — 0.2%
Exxon Mobil Corp.	243,743	14,736,702	Buckeye
Forest Oil Corp.(1)	5,457	145,374	Technologies, Inc.(1)	2,410	29,209
Frontier Oil Corp.	4,400	61,204	Domtar Corp.(1)	600	36,720
Goodrich Petroleum			Fibria Celulose SA(1)	23,579	378,070
Corp.(1)	1,700	20,808	International Paper Co.	42,887	996,265
Hugoton Royalty Trust	2,100	39,291	KapStone Paper and
Imperial Oil Ltd.	56,896	2,159,821	Packaging Corp.(1)	16,063	177,496
Murphy Oil Corp.	30,219	1,613,090	Louisiana-Pacific Corp.(1)	3,000	25,500
Noble Energy, Inc.	6,243	371,396	MeadWestvaco Corp.	10,295	246,051
Nordic American			P.H. Glatfelter Co.	2,000	23,200
Tanker Shipping	2,500	71,000	Schweitzer-Mauduit
NovaTek OAO GDR	10,013	724,583	International, Inc.	500	27,600
Occidental Petroleum			Weyerhaeuser Co.	19,288	821,283
Corp.	49,008	4,043,650			2,761,394
PAA Natural Gas			PERSONAL PRODUCTS — 0.1%
Storage LP(1)	5,854	139,032
			Estee Lauder Cos., Inc.
Pacific Rubiales			(The), Class A	12,594	733,852
Energy Corp.(1)	25,352	527,564
			Hypermarcas SA(1)	39,000	526,879
Penn Virginia Corp.	1,400	30,646	Inter Parfums, Inc.	1,700	26,571
Permian Basin Royalty
Trust	5,098	90,999	Natura Cosmeticos SA	19,700	409,148
Petroleo Brasileiro			Prestige Brands
			Holdings, Inc.(1)	4,400	33,968
SA-Petrobras ADR	20,627	734,734
Rosetta Resources, Inc.(1)	1,500	32,895	Schiff Nutrition
			International, Inc.	3,600	25,560
Rosneft Oil Co. OJSC GDR	55,570	404,951			1,755,978

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
PHARMACEUTICALS — 2.7%			REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.7%
Abbott Laboratories	106,383	$ 5,059,575	Agree Realty Corp.	1,828	$ 43,525
Allergan, Inc.	20,513	1,234,677	Alexandria Real Estate
Aspen Pharmacare			Equities, Inc.	6,600	432,828
Holdings Ltd.(1)	64,248	674,356	AMB Property Corp.	31,032	804,660
Aurobindo Pharma Ltd.	17,074	308,148	American Campus
Auxilium			Communities, Inc.	10,800	289,116
Pharmaceuticals, Inc.(1)	1,738	50,020	American Capital
Bristol-Myers Squibb Co.	42,675	990,487	Agency Corp.	705	18,513
China Shineway			Annaly Capital
Pharmaceutical Group Ltd.	205,000	636,190	Management, Inc.	43,041	729,975
Eli Lilly & Co.	99,458	3,261,228	Apartment Investment &
Endo Pharmaceuticals			Management Co., Class A	18,400	379,592
Holdings, Inc.(1)	58,457	1,224,090	Ashford Hospitality
			Trust, Inc.(1)	7,442	59,164
Forest Laboratories, Inc.(1)	36,319	939,936
			Associated Estates
Impax Laboratories, Inc.(1)	1,684	35,490	Realty Corp.	23,862	327,148
Johnson & Johnson	169,402	9,876,137	AvalonBay
King			Communities, Inc.	15,600	1,529,736
Pharmaceuticals, Inc.(1)	59,344	514,512	BioMed Realty Trust, Inc.	20,153	342,803
Merck & Co., Inc.	76,100	2,563,809	Boston Properties, Inc.	24,385	1,869,842
Nektar Therapeutics(1)	3,469	42,426	BRE Properties, Inc.	10,010	409,009
Novartis AG	51,040	2,310,877	Camden Property Trust	12,253	559,227
Novo Nordisk A/S			Capstead Mortgage Corp.	2,300	26,266
B Shares	29,691	2,282,689	CBL & Associates
Perrigo Co.	3,972	235,976	Properties, Inc.	932	13,318
Pfizer, Inc.	323,652	4,929,220	Chimera Investment Corp.	20,600	81,164
Roche Holding AG	9,782	1,341,280	Colonial Properties Trust	14,800	223,184
Salix			Corporate Office
Pharmaceuticals Ltd.(1)	1,979	71,105	Properties Trust	5,166	195,843
Shire plc	40,800	837,238	DCT Industrial Trust, Inc.	48,005	232,344
Teva Pharmaceutical			Developers Diversified
Industries Ltd. ADR	14,800	811,336	Realty Corp.	42,630	487,687
VIVUS, Inc.(1)	1,490	18,863	DiamondRock
		40,249,665	Hospitality Co.(1)	5,300	48,442
PROFESSIONAL SERVICES — 0.1%			Digital Realty Trust, Inc.	15,700	893,487
Adecco SA	12,380	598,006	Duke Realty Corp.	23,432	278,372
CDI Corp.	2,200	35,134	DuPont Fabros
Heidrick & Struggles			Technology, Inc.	16,699	426,492
International, Inc.	1,700	39,355	Entertainment
Kelly Services, Inc.,			Properties Trust	6,851	280,480
Class A(1)	1,631	23,796	Equity LifeStyle
Korn/Ferry International(1)	3,400	47,532	Properties, Inc.	2,300	119,140
Mistras Group, Inc.(1)	4,300	51,342	Equity One, Inc.	11,556	198,417
Towers Watson & Co.,			Equity Residential	37,000	1,669,810
Class A	700	32,200	Essex Property Trust, Inc.	5,100	536,673
		827,365	Extra Space Storage, Inc.	21,479	323,044

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
First Industrial Realty			Taubman Centers, Inc.	12,023	$ 486,811
Trust, Inc.(1)	4,200	$ 28,098	UDR, Inc.	22,850	464,540
First Potomac Realty Trust	2,200	32,340	Universal Health Realty
Getty Realty Corp.	1,600	35,712	Income Trust	463	15,080
Glimcher Realty Trust	18,500	128,760	Urstadt Biddle Properties,
Government Properties			Inc., Class A	2,500	41,850
Income Trust	21,382	569,189	U-Store-It Trust	19,525	160,495
Hatteras Financial Corp.	1,827	50,608	Ventas, Inc.	29,446	1,382,490
HCP, Inc.	50,779	1,617,819	Vornado Realty Trust	24,200	1,879,856
Health Care REIT, Inc.	25,100	1,081,308	Washington Real Estate
Healthcare Realty			Investment Trust	800	23,504
Trust, Inc.	1,000	22,930	Weingarten Realty
Hersha Hospitality Trust	69,119	333,845	Investors	10,759	224,433
Highwoods Properties, Inc.	2,200	64,812			39,526,122
Host Hotels & Resorts, Inc.	103,342	1,473,657	REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Inland Real Estate Corp.	2,800	23,324	CB Richard Ellis Group,
			Inc., Class A(1)	48,900	774,087
Kilroy Realty Corp.	16,436	540,744
			Forest City Enterprises,
Kimco Realty Corp.	64,524	922,693	Inc., Class A(1)	20,700	274,482
LaSalle Hotel Properties	7,434	167,265	Jones Lang LaSalle, Inc.	11,000	820,820
Lexington Realty Trust	7,400	45,954			1,869,389
Macerich Co. (The)	22,347	924,272	ROAD & RAIL — 0.4%
Medical Properties			Canadian National
Trust, Inc.	2,400	22,920	Railway Co.	20,590	1,181,714
MFA Financial, Inc.	8,600	63,038	CSX Corp.	8,942	467,220
Mid-America Apartment			Dollar Thrifty Automotive
Communities, Inc.	6,500	355,095	Group, Inc.(1)	9,694	452,710
National Health			Kansas City Southern(1)	38,400	1,465,728
Investors, Inc.	800	32,944
National Retail			Norfolk Southern Corp.	7,831	442,138
Properties, Inc.	1,400	30,772	Old Dominion Freight
			Line, Inc.(1)	700	24,948
Nationwide Health
Properties, Inc.	24,368	864,820	Union Pacific Corp.	17,930	1,280,740
Omega Healthcare					5,315,198
Investors, Inc.	24,600	488,556	SEMICONDUCTORS & SEMICONDUCTOR
Pennsylvania Real Estate			EQUIPMENT — 2.2%
Investment Trust	16,551	228,238	Advanced Micro
Piedmont Office Realty			Devices, Inc.(1)	43,484	372,658
Trust, Inc., Class A	31,922	605,880	Altera Corp.	64,575	1,522,033
ProLogis	90,008	1,024,291	Applied Materials, Inc.	127,649	1,647,949
Public Storage	22,900	2,122,601	ARM Holdings plc	293,490	1,047,895
Regency Centers Corp.	5,900	216,825	ASML Holding NV	21,080	595,420
Saul Centers, Inc.	1,803	69,145	Atheros
Simon Property			Communications, Inc.(1)	31,493	1,070,762
Group, Inc.	45,359	3,856,876	Broadcom Corp., Class A	69,026	2,382,777
SL Green Realty Corp.	12,700	791,083	Cirrus Logic, Inc.(1)	12,865	182,876
Sovran Self Storage, Inc.	1,221	43,993	Cree, Inc.(1)	12,725	844,558
SPDR Dow Jones			Cymer, Inc.(1)	1,156	34,992
REIT Fund	39,333	2,137,355

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Entegris, Inc.(1)	4,847	$ 26,174	SOFTWARE — 1.9%
Integrated Device			ACI Worldwide, Inc.(1)	3,814	$ 72,886
Technology, Inc.(1)	12,924	75,476	Activision Blizzard, Inc.	38,500	413,875
Intel Corp.	296,369	6,348,224	Ariba, Inc.(1)	2,765	41,613
Intersil Corp., Class A	3,000	39,930	AsiaInfo Holdings, Inc.(1)	648	13,887
KLA-Tencor Corp.	13,046	401,425	Aspen Technology, Inc.(1)	2,200	25,212
Linear Technology Corp.	55,283	1,545,713	Autodesk, Inc.(1)	16,700	488,642
LSI Corp.(1)	81,194	432,764
			Autonomy Corp. plc(1)	16,078	406,118
Marvell Technology
Group Ltd.(1)	28,400	539,032	Cadence Design
			Systems, Inc.(1)	53,957	361,512
Mattson
Technology, Inc.(1)	6,300	26,649	Cerner Corp.(1)	9,500	795,245
MediaTek, Inc.	56,659	907,078	Citrix Systems, Inc.(1)	23,700	1,033,557
MEMC Electronic			Compuware Corp.(1)	2,900	23,751
Materials, Inc.(1)	3,600	40,860	Epicor Software Corp.(1)	5,683	52,852
Microchip Technology, Inc.	22,252	619,718	Fair Isaac Corp.	7,835	181,772
Micron Technology, Inc.(1)	75,993	690,776	Intuit, Inc.(1)	80,151	2,864,597
Mindspeed			JDA Software
Technologies, Inc.(1)	6,542	55,411	Group, Inc.(1)	7,292	194,842
MKS Instruments, Inc.(1)	4,129	82,002	Lawson Software, Inc.(1)	3,200	26,384
Power Integrations, Inc.	374	12,709	Mentor Graphics Corp.(1)	11,052	101,457
RF Micro Devices, Inc.(1)	57,440	275,712	Microsoft Corp.	467,965	12,073,497
Richtek Technology Corp.	39,000	358,684	Oracle Corp.	195,922	4,421,960
Samsung Electronics			Parametric Technology
Co. Ltd.	7,129	4,608,014	Corp.(1)	5,800	95,584
Sigma Designs, Inc.(1)	4,400	45,848	Progress Software Corp.(1)	5,647	180,365
Skyworks Solutions, Inc.(1)	8,933	142,303	Quest Software, Inc.(1)	12,660	245,034
Standard Microsystems			Radiant Systems, Inc.(1)	5,325	73,805
Corp.(1)	1,700	38,896
			Rovi Corp.(1)	21,700	810,278
Taiwan Semiconductor
Manufacturing Co. Ltd.	506,500	925,004	S1 Corp.(1)	10,500	64,365
Taiwan Semiconductor			salesforce.com, inc.(1)	14,883	1,287,826
Manufacturing Co.			SAP AG(1)	19,830	841,828
Ltd. ADR	35,255	343,736	Solera Holdings, Inc.	1,861	64,539
Teradyne, Inc.(1)	48,100	528,138	Sybase, Inc.(1)	1,000	64,330
Texas Instruments, Inc.	46,863	1,144,394	Symantec Corp.(1)	29,630	419,857
Ultra Clean			Synopsys, Inc.(1)	30,108	644,913
Holdings, Inc.(1)	2,236	19,945
			Taleo Corp., Class A(1)	2,514	62,976
Varian Semiconductor
Equipment Associates,			TIBCO Software, Inc.(1)	2,400	27,384
Inc.(1)	700	21,763	Ulticom, Inc.(1)	4,803	43,563
Veeco Instruments, Inc.(1)	28,390	1,083,646			28,520,306
Verigy Ltd.(1)	38,011	386,192	SPECIALTY RETAIL — 1.7%
Xilinx, Inc.	2,066	50,514	Aaron’s, Inc.	1,300	25,974
Zoran Corp.(1)	2,400	23,184	Abercrombie & Fitch Co.,
		31,541,834	Class A	14,649	524,874
			AnnTaylor Stores Corp.(1)	22,300	482,795
			AutoZone, Inc.(1)	6,111	1,166,468

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Bed Bath & Beyond, Inc.(1)	17,100	$ 767,277	TEXTILES, APPAREL & LUXURY GOODS — 0.4%
Best Buy Co., Inc.	13,400	566,150	Crocs, Inc.(1)	2,100	$ 21,735
Cabela’s, Inc.(1)	1,900	32,699	Culp, Inc.(1)	2,000	26,200
Cato Corp. (The), Class A	1,000	23,730	Deckers Outdoor Corp.(1)	870	125,906
Charming Shoppes, Inc.(1)	7,500	34,200	G-III Apparel Group Ltd.(1)	6,866	196,848
Chico’s FAS, Inc.	22,245	272,056	Iconix Brand Group, Inc.(1)	11,076	179,985
Children’s Place Retail			Jones Apparel Group, Inc.	26,763	525,625
Stores, Inc. (The)(1)	4,165	196,297
			LVMH Moet Hennessy
Christopher & Banks Corp.	5,500	50,380	Louis Vuitton SA	12,830	1,347,061
Coldwater Creek, Inc.(1)	5,100	31,824	Maidenform Brands, Inc.(1)	3,196	73,955
Collective Brands, Inc.(1)	3,400	76,092	Phillips-Van Heusen Corp.	11,900	651,287
Dress Barn, Inc. (The)(1)	800	21,912	Steven Madden Ltd.(1)	4,417	148,969
Finish Line, Inc. (The),			Swatch Group AG (The)	5,240	1,362,679
Class A	8,388	139,660	True Religion
Gap, Inc. (The)	71,119	1,550,394	Apparel, Inc.(1)	1,636	45,170
Genesco, Inc.(1)	1,900	59,128	VF Corp.	9,300	719,355
Group 1 Automotive, Inc.(1)	1,200	34,128	Warnaco Group, Inc.
H & M Hennes & Mauritz			(The)(1)	1,000	42,590
AB B Shares	16,430	919,449	Weyco Group, Inc.	100	2,299
Home Depot, Inc. (The)	112,461	3,807,930	Wolverine World
Hot Topic, Inc.	5,800	32,248	Wide, Inc.	800	22,960
J. Crew Group, Inc.(1)	22,949	1,047,392			5,492,624
Kingfisher plc	340,277	1,097,819	THRIFTS & MORTGAGE FINANCE — 0.2%
Kirkland’s, Inc.(1)	6,681	143,775	Brookline Bancorp., Inc.	2,500	24,900
Lowe’s Cos., Inc.	70,483	1,744,454	First Financial
			Holdings, Inc.	2,700	37,854
Monro Muffler Brake, Inc.	4,704	185,291	First Financial
New York & Co., Inc.(1)	8,000	30,560	Northwest, Inc.	5,600	26,936
OfficeMax, Inc.(1)	11,028	196,629	First Niagara Financial
O’Reilly Automotive, Inc.(1)	22,800	1,163,256	Group, Inc.	5,100	67,371
Penske Automotive			Flagstar Bancorp, Inc.(1)	4,790	24,333
Group, Inc.(1)	1,900	24,814	Flushing Financial Corp.	2,000	27,080
PEP Boys-Manny			Housing Development
Moe & Jack	2,000	24,660	Finance Corp. Ltd.	14,163	849,494
PetSmart, Inc.	27,240	865,142	Hudson City Bancorp., Inc.	46,141	581,838
Rent-A-Center, Inc.(1)	22,061	534,317	K-Fed Bancorp.	3,025	30,250
Ross Stores, Inc.	32,401	1,697,812	Northwest
Stage Stores, Inc.	1,800	25,506	Bancshares, Inc.	35,132	408,585
Staples, Inc.	50,250	1,081,380	Ocwen Financial Corp.(1)	7,666	93,219
Systemax, Inc.	8,176	157,715	People’s United
Talbots, Inc.(1)	43,861	659,669	Financial, Inc.	52,061	727,292
			PMI Group, Inc. (The)(1)	11,200	52,528
Truworths
International Ltd.	68,698	490,696	Provident Financial
Wet Seal, Inc. (The),			Services, Inc.	4,000	49,440
Class A(1)	8,300	34,030	Radian Group, Inc.	4,200	43,176
Williams-Sonoma, Inc.	116,870	3,492,076	Washington Federal, Inc.	1,600	27,648
		25,512,658			3,071,944

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
TOBACCO — 0.3%			U.S. Treasury Securities — 10.3%
Altria Group, Inc.	57,102	$ 1,158,599	U.S. Treasury Bonds,
British American			6.25%, 5/15/30(3)	$ 2,000,000	$ 2,603,750
Tobacco plc	29,521	870,735	U.S. Treasury Bonds,
Lorillard, Inc.	4,500	321,705	4.375%, 11/15/39(3)	5,000,000	5,125,780
Philip Morris			U.S. Treasury Inflation
International, Inc.	53,183	2,346,434	Indexed Bonds,
		4,697,473	2.50%, 1/15/29(3)	17,191,504	19,131,422
TRADING COMPANIES & DISTRIBUTORS — 0.3%			U.S. Treasury Inflation
Aircastle Ltd.	13,978	137,683	Indexed Bonds,
			2.125%, 2/15/40(3)	5,940,710	6,363,779
Fastenal Co.	30,000	1,513,200
			U.S. Treasury Inflation
GATX Corp.	1,000	28,910	Indexed Notes,
Kaman Corp.	1,500	36,735	3.375%, 1/15/12(3)	3,676,920	3,878,492
Lawson Products, Inc.	2,100	28,917	U.S. Treasury Inflation
Mitsubishi Corp.	69,500	1,569,015	Indexed Notes,
			3.00%, 7/15/12(3)	24,050,847	25,545,766
W.W. Grainger, Inc.	10,000	1,017,500
WESCO			U.S. Treasury Inflation
International, Inc.(1)	600	22,440	Indexed Notes,
			0.50%, 4/15/15(3)	3,313,992	3,334,413
Wolseley plc(1)	16,720	397,168
			U.S. Treasury Inflation
		4,751,568	Indexed Notes,
TRANSPORTATION INFRASTRUCTURE — 0.1%			1.375%, 7/15/18(3)	31,513,207	32,194,709
Aegean Marine Petroleum			U.S. Treasury Notes,
Network, Inc.	1,527	35,182	0.75%, 11/30/11(3)	4,200,000	4,207,056
China Merchants Holdings			U.S. Treasury Notes,
International Co. Ltd.	148,000	454,371	1.875%, 6/15/12(3)	10,000,000	10,226,560
Mundra Port and Special			U.S. Treasury Notes,
Economic Zone Ltd.	22,963	330,190	1.375%, 9/15/12(3)	9,000,000	9,097,029
		819,743	U.S. Treasury Notes,
WATER UTILITIES(2)			1.375%, 3/15/13(3)	8,000,000	8,043,736
Artesian Resources Corp.,			U.S. Treasury Notes,
Class A	2,000	35,820	2.375%, 8/31/14(3)	11,100,000	11,335,875
WIRELESS TELECOMMUNICATION SERVICES — 0.8%			U.S. Treasury Notes,
			3.00%, 8/31/16(3)	8,600,000	8,787,454
America Movil SAB de CV,
Series L ADR	33,521	1,586,884	U.S. Treasury Notes,
			4.00%, 8/15/18(3)	250,000	267,520
American Tower Corp.,
Class A(1)	51,294	2,078,946	U.S. Treasury Notes,
			3.125%, 5/15/19(3)	830,000	822,479
China Mobile Ltd. ADR	21,134	984,210
			TOTAL U.S. TREASURY SECURITIES
Millicom International			(Cost $145,524,912)		150,965,820
Cellular SA	22,194	1,773,967
NII Holdings, Inc.(1)	28,200	1,028,454	Corporate Bonds — 8.8%
SBA Communications			AEROSPACE & DEFENSE — 0.3%
Corp., Class A(1)	79,413	2,623,011	Alliant Techsystems, Inc.,
SOFTBANK CORP.	33,500	806,087	6.75%, 4/1/16(3)	30,000	29,700
Vodafone Group plc	588,470	1,178,374	Hawker Beechcraft
		12,059,933	Acquisition Co. LLC/
			Hawker Beechcraft Notes
TOTAL COMMON STOCKS & RIGHTS			Co. PIK, 8.875%, 4/1/15(3)	206,529	169,870
(Cost $766,551,549)		896,081,922	Honeywell International,
			Inc., 5.30%, 3/15/17(3)	658,000	729,745

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Honeywell International,			BUILDING PRODUCTS — 0.1%
Inc., 5.30%, 3/1/18(3)	$ 490,000	$ 541,660	Masco Corp., 6.125%,
L-3 Communications			10/3/16	$ 500,000	$ 491,037
Corp., 5.875%, 1/15/15(3)	340,000	339,150	Nortek, Inc., 11.00%,
L-3 Communications			12/1/13	200,888	209,928
Corp., 6.375%, 10/15/15(3)	250,000	251,250			700,965
L-3 Communications			CAPITAL MARKETS — 0.6%
Corp., 5.20%, 10/15/19(3)	260,000	270,183
			Credit Suisse (New York),
L-3 Communications			5.00%, 5/15/13(3)	890,000	947,346
Corp., 4.75%, 7/15/20	170,000	169,883	Credit Suisse (New York),
Lockheed Martin Corp.,			5.50%, 5/1/14(3)	500,000	539,938
5.50%, 11/15/39(3)	560,000	572,787
			Credit Suisse (New York),
United Technologies Corp.,			5.30%, 8/13/19(3)	460,000	473,465
6.05%, 6/1/36(3)	622,000	678,588
			Deutsche Bank AG
United Technologies Corp.,			(London), 4.875%,
5.70%, 4/15/40(3)	350,000	371,683	5/20/13(3)	720,000	758,968
		4,124,499	Deutsche Bank AG
AUTO COMPONENTS(2)			(London), 3.875%,
American Axle &			8/18/14(3)	370,000	380,748
Manufacturing, Inc.,			Goldman Sachs Group,
7.875%, 3/1/17(3)	150,000	133,500	Inc. (The), 6.00%,
Goodyear Tire & Rubber			5/1/14(3)	380,000	401,280
Co. (The), 9.00%,			Goldman Sachs Group,
7/1/15(3)	200,000	206,000	Inc. (The), 7.50%,
TRW Automotive, Inc.,			2/15/19(3)	1,510,000	1,669,803
8.875%, 12/1/17(3)(4)	225,000	228,375	Jefferies Group, Inc.,
		567,875	8.50%, 7/15/19(3)	220,000	247,845
AUTOMOBILES — 0.1%			Morgan Stanley, 4.20%,
			11/20/14(3)	400,000	387,684
American Honda
Finance Corp., 2.375%,			Morgan Stanley, 6.00%,
3/18/13(3)(4)	310,000	312,579	4/28/15(3)	190,000	196,140
Daimler Finance N.A. LLC,			Morgan Stanley, 6.625%,
5.875%, 3/15/11(3)	610,000	628,966	4/1/18(3)	680,000	699,341
Ford Motor Co., 7.45%,			Morgan Stanley, 7.30%,
7/16/31(3)	300,000	268,500	5/13/19(3)	1,000,000	1,052,066
Nissan Motor Acceptance			UBS AG (Stamford
Corp., 3.25%, 1/30/13(3)(4)	100,000	101,742	Branch), 5.875%,
			12/20/17(3)	410,000	422,656
		1,311,787
					8,177,280
BEVERAGES — 0.2%
			CHEMICALS — 0.1%
Anheuser-Busch InBev
Worldwide, Inc., 3.00%,			Dow Chemical Co. (The),
10/15/12(3)	610,000	625,366	8.55%, 5/15/19(3)	430,000	510,809
Anheuser-Busch InBev			Hexion Finance Escrow
Worldwide, Inc., 6.875%,			LLC/Hexion Escrow Corp.,
11/15/19(4)	640,000	739,659	8.875%, 2/1/18(4)	125,000	116,250
Dr Pepper Snapple Group,			Hexion US Finance Corp./
Inc., 6.82%, 5/1/18(3)	580,000	678,952	Hexion Nova Scotia
			Finance ULC, 9.75%,
SABMiller plc, 6.20%,			11/15/14(3)	300,000	288,000
7/1/11(3)(4)	520,000	542,263
			Huntsman International
		2,586,240	LLC, 7.875%, 11/15/14	175,000	168,000

Strategic Allocation: Moderate

		Shares/			Shares/
		Principal			Principal
		Amount	Value		Amount	Value
Rohm & Haas Co., 5.60%,				COMMUNICATIONS EQUIPMENT(2)
3/15/13(3)	$ 530,000		$ 565,191	Cisco Systems, Inc.,
			1,648,250	5.90%, 2/15/39(3)	$ 480,000	$ 510,755
COMMERCIAL BANKS — 0.4%				COMPUTERS & PERIPHERALS(2)
Bank of Scotland plc,				Seagate Technology
3.25%, 1/25/13	EUR	170,000	212,943	HDD Holdings, 6.80%,
Barclays Bank plc,				10/1/16(3)	100,000	98,750
5.00%, 9/22/16(3)	$ 330,000		326,490	CONSUMER FINANCE — 0.3%
BB&T Corp., 5.70%,				Ally Financial, Inc.,
4/30/14(3)		380,000	414,980	6.875%, 9/15/11	363,000	364,815
Eurohypo AG, 3.75%,				Ally Financial, Inc.,
4/11/11	EUR	1,010,000	1,266,400	8.30%, 2/12/15(3)(4)	350,000	352,187
Fifth Third Bancorp.,				American Express
6.25%, 5/1/13(3)	$ 240,000		259,366	Centurion Bank, 5.55%,
HSBC Holdings plc,				10/17/12(3)	380,000	408,264
6.80%, 6/1/38		130,000	136,994	American Express
National Australia Bank				Centurion Bank, 6.00%,
Ltd., 3.75%, 3/2/15(3)(4)		200,000	201,803	9/13/17(3)	250,000	271,332
PNC Bank N.A., 6.00%,				American Express Co.,
12/7/17(3)		640,000	682,692	7.25%, 5/20/14(3)	210,000	238,465
SunTrust Bank, 7.25%,				American General Finance
3/15/18(3)		240,000	260,926	Corp., 4.875%, 7/15/12(3)	500,000	452,500
Wachovia Bank N.A.,				Capital One Bank USA
4.80%, 11/1/14(3)		839,000	875,536	N.A., 8.80%, 7/15/19(3)	270,000	322,516
Wachovia Bank N.A.,				Ford Motor Credit Co. LLC,
4.875%, 2/1/15(3)		312,000	326,695	7.25%, 10/25/11(3)	450,000	458,274
Wells Fargo & Co.,				Ford Motor Credit Co. LLC,
3.625%, 4/15/15(3)		200,000	202,615	7.50%, 8/1/12	250,000	254,503
Westpac Banking Corp.,				General Electric Capital
4.875%, 11/19/19(3)		200,000	199,651	Corp., 3.75%, 11/14/14(3)	400,000	406,278
			5,367,091	General Electric Capital
				Corp., 4.375%, 9/21/15(3)	400,000	412,412
COMMERCIAL SERVICES & SUPPLIES — 0.2%
Allied Waste North				General Electric Capital
				Corp., 5.625%, 9/15/17(3)	670,000	709,793
America, Inc., 6.375%,
4/15/11(3)		870,000	901,794	SLM Corp., 5.375%,
				1/15/13(3)	210,000	205,508
Cenveo Corp., 8.375%,
6/15/14(3)		325,000	298,187			4,856,847
Corrections Corp.				CONTAINERS & PACKAGING — 0.1%
of America, 6.25%,				Graham Packaging Co.
3/15/13(3)		596,000	599,725	LP/GPC Capital Corp I,
Corrections Corp.				9.875%, 10/15/14	477,000	482,963
of America, 6.75%,				Graham Packaging Co.
1/31/14(3)		14,000	14,053	LP/GPC Capital Corp I,
KAR Auction Services,				8.25%, 1/1/17(4)	225,000	219,937
Inc., 8.75%, 5/1/14(3)		500,000	497,500	Graphic Packaging
Republic Services, Inc.,				International, Inc., 9.50%,
5.50%, 9/15/19(3)(4)		440,000	465,252	8/15/13(3)	30,000	30,675
Waste Management, Inc.,						733,575
6.125%, 11/30/39(3)		240,000	251,830
			3,028,341

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.5%			Embarq Corp., 7.08%,
Arch Western Finance			6/1/16(3)	$ 492,000	$ 530,224
LLC, 6.75%, 7/1/13(3)	$ 300,000	$ 297,750	France Telecom SA,
Bank of America Corp.,			4.375%, 7/8/14(3)	610,000	650,807
6.50%, 8/1/16(3)	350,000	373,263	Frontier Communications
Bank of America Corp.,			Corp., 6.25%, 1/15/13(3)	260,000	260,000
5.75%, 12/1/17(3)	370,000	375,267	Frontier Communications
Bank of America N.A.,			Corp., 7.125%, 3/15/19(3)	200,000	185,000
5.30%, 3/15/17(3)	944,000	927,456	Intelsat Jackson Holdings
BankAmerica Capital II,			SA, 11.25%, 6/15/16(3)	300,000	318,000
8.00%, 12/15/26(3)	300,000	293,250	Intelsat Luxembourg SA,
Citigroup Capital XXI,			11.25%, 2/4/17(5)	250,000	247,500
VRN, 8.30%, 12/21/37(3)	225,000	216,000	Intelsat Subsidiary Holding
Citigroup, Inc., 5.50%,			Co. SA, 8.875%, 1/15/15(3)	125,000	126,875
4/11/13(3)	960,000	989,548	Level 3 Financing, Inc.,
Citigroup, Inc., 6.01%,			9.25%, 11/1/14	225,000	205,875
1/15/15(3)	380,000	395,767	Nordic Telephone Co.
Citigroup, Inc., 4.75%,			Holdings ApS, 8.875%,
5/19/15	130,000	128,536	5/1/16(3)(4)	500,000	515,000
Citigroup, Inc., 6.125%,			Qwest Corp., 7.875%,
5/15/18(3)	680,000	696,621	9/1/11(3)	520,000	547,300
Citigroup, Inc., 8.50%,			Qwest Corp., 7.50%,
5/22/19(3)	250,000	293,396	10/1/14(3)	270,000	285,525
JPMorgan Chase & Co.,			Sprint Capital Corp.,
4.65%, 6/1/14(3)	500,000	529,194	8.75%, 3/15/32(3)	500,000	478,750
JPMorgan Chase & Co.,			Telecom Italia Capital SA,
6.00%, 1/15/18(3)	1,370,000	1,481,333	6.175%, 6/18/14(3)	490,000	507,362
Susser Holdings LLC/			Telecom Italia Capital SA,
Susser Finance Corp.,			7.00%, 6/4/18(3)	200,000	210,890
8.50%, 5/15/16(4)	175,000	173,688	Telefonica Emisiones SAU,
		7,171,069	5.88%, 7/15/19(3)	570,000	589,416
DIVERSIFIED TELECOMMUNICATION			Verizon Communications,
SERVICES — 0.7%			Inc., 6.40%, 2/15/38(3)	420,000	446,229
Alltel Corp., 7.875%,			Wind Acquisition Finance
7/1/32(3)	250,000	305,271	SA, 11.75%, 7/15/17(4)	250,000	256,250
AT&T, Inc., 6.80%,			Windstream Corp.,
5/15/36(3)	800,000	883,966	8.625%, 8/1/16(3)	325,000	323,375
AT&T, Inc., 6.55%,					9,687,725
2/15/39(3)	930,000	1,010,722	ELECTRIC UTILITIES — 0.2%
British			Carolina Power & Light
Telecommunications plc,			Co., 5.15%, 4/1/15(3)	267,000	294,619
5.95%, 1/15/18(3)	200,000	207,059	Carolina Power & Light
Cellco Partnership/Verizon			Co., 5.25%, 12/15/15(3)	543,000	608,061
Wireless Capital LLC,			Cleveland Electric
8.50%, 11/15/18(3)	230,000	288,026	Illuminating Co. (The),
Cincinnati Bell, Inc.,			5.70%, 4/1/17(3)	202,000	216,370
8.75%, 3/15/18(3)	150,000	139,500	Duke Energy Corp.,
Deutsche Telekom			3.95%, 9/15/14(3)	270,000	279,777
International Finance BV,			EDF SA, 4.60%,
6.75%, 8/20/18(3)	150,000	168,803	1/27/20(3)(4)	380,000	383,580

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Edison Mission Energy,			Kraft Foods, Inc., 5.375%,
7.00%, 5/15/17(3)	$ 325,000	$ 221,406	2/10/20(3)	$ 130,000	$ 135,266
Energy Future Holdings			Kraft Foods, Inc., 6.50%,
Corp., 10.875%, 11/1/17(3)	175,000	129,500	2/9/40(3)	530,000	564,550
FirstEnergy Solutions			Mead Johnson Nutrition
Corp., 6.05%, 8/15/21(3)	600,000	596,182	Co., 3.50%, 11/1/14(3)(4)	220,000	225,838
Florida Power Corp.,			Smithfield Foods, Inc.,
6.35%, 9/15/37(3)	510,000	574,981	7.75%, 5/15/13(3)	500,000	490,000
Southern California Edison					2,141,556
Co., 5.625%, 2/1/36(3)	161,000	168,350	HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
		3,472,826	Baxter International, Inc.,
ELECTRICAL EQUIPMENT(2)			5.90%, 9/1/16(3)	290,000	334,994
Baldor Electric Co.,			Baxter International, Inc.,
8.625%, 2/15/17(3)	75,000	76,687	5.375%, 6/1/18(3)	470,000	522,849
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Biomet, Inc, 10.00%,
COMPONENTS(2)			10/15/17(3)	200,000	212,500
Sanmina-SCI Corp.,					1,070,343
8.125%, 3/1/16(3)	500,000	478,750	HEALTH CARE PROVIDERS & SERVICES — 0.3%
ENERGY EQUIPMENT & SERVICES — 0.1%			CHS/Community Health
Pioneer Drilling Co.,			Systems, Inc., 8.875%,
9.875%, 3/15/18(3)(4)	100,000	99,500	7/15/15(3)	150,000	153,938
Pride International, Inc.,			DaVita, Inc., 7.25%,
8.50%, 6/15/19(3)	270,000	297,000	3/15/15(3)	100,000	100,000
Weatherford International			Express Scripts, Inc.,
Ltd., 9.625%, 3/1/19(3)	600,000	735,870	5.25%, 6/15/12(3)	460,000	492,477
		1,132,370	Express Scripts, Inc.,
FOOD & STAPLES RETAILING — 0.2%			7.25%, 6/15/19(3)	630,000	750,970
CVS Caremark Corp.,			Fresenius Medical Care
6.60%, 3/15/19(3)	570,000	648,249	Capital Trust IV, 7.875%,
			6/15/11(3)	25,000	26,000
Ingles Markets, Inc.,
8.875%, 5/15/17(3)	500,000	513,125	HCA, Inc., 6.50%,
			2/15/16(3)	200,000	183,500
Rite Aid Corp., 8.625%,
3/1/15(3)	250,000	203,750	HCA, Inc., 9.25%,
			11/15/16(3)	125,000	131,250
SUPERVALU, Inc., 8.00%,
5/1/16(3)	225,000	222,750	HealthSouth Corp.,
			10.75%, 6/15/16	125,000	135,625
SYSCO Corp., 4.20%,
2/12/13(3)	260,000	277,562	HealthSouth Corp.,
			8.125%, 2/15/20	250,000	243,750
Wal-Mart Stores, Inc.,
5.875%, 4/5/27(3)	654,000	706,635	Medco Health Solutions,
			Inc., 7.25%, 8/15/13(3)	700,000	803,513
Wal-Mart Stores, Inc.,
6.20%, 4/15/38(3)	480,000	538,334	Omnicare, Inc., 6.875%,
			12/15/15(3)	250,000	248,125
Wal-Mart Stores, Inc.,
5.625%, 4/1/40(3)	270,000	282,432	Quest Diagnostics, Inc.,
			4.75%, 1/30/20(3)	240,000	243,219
		3,392,837
			Sun Healthcare Group,
FOOD PRODUCTS — 0.2%			Inc., 9.125%, 4/15/15	200,000	209,500
Kellogg Co., 4.45%,			Tenet Healthcare Corp.,
5/30/16(3)	500,000	538,166	8.875%, 7/1/19(4)	400,000	421,500
Kraft Foods, Inc., 6.00%,					4,143,367
2/11/13(3)	170,000	187,736

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
HOTELS, RESTAURANTS & LEISURE — 0.2%			INDUSTRIAL CONGLOMERATES — 0.1%
Harrah’s Operating Co.,			General Electric Co.,
Inc., 11.25%, 6/1/17(3)	$ 500,000	$ 526,250	5.00%, 2/1/13(3)	$ 379,000	$ 405,979
Harrah’s Operating Co.,			General Electric Co.,
Inc., 10.00%, 12/15/18(3)	225,000	178,875	5.25%, 12/6/17(3)	550,000	589,679
Mandalay Resort Group,			Hutchison Whampoa
6.375%, 12/15/11(3)	75,000	70,875	International 09/16 Ltd.,
McDonald’s Corp., 5.35%,			4.625%, 9/11/15(3)(4)	470,000	482,328
3/1/18(3)	390,000	434,362			1,477,986
McDonald’s Corp., 6.30%,			INSURANCE — 0.3%
10/15/37(3)	530,000	609,866	Allstate Corp. (The),
MGM Mirage, 6.75%,			7.45%, 5/16/19	380,000	450,790
9/1/12(3)	350,000	324,625	American International
MGM Mirage, 7.625%,			Group, Inc., 8.25%,
1/15/17(3)	125,000	94,375	8/15/18(3)	140,000	137,200
Pinnacle Entertainment,			Fairfax Financial Holdings
Inc., 8.75%, 5/15/20(3)(4)	200,000	186,000	Ltd., 7.75%, 6/15/17(3)	400,000	410,500
Starwood Hotels &			Hartford Financial
Resorts Worldwide, Inc.,			Services Group, Inc.
6.75%, 5/15/18(3)	250,000	248,125	(The), 4.00%, 3/30/15(3)	200,000	194,375
Universal City			International Lease
Development Partners			Finance Corp., 5.30%,
Ltd., 8.875%, 11/15/15(4)	200,000	199,000	5/1/12(3)	375,000	348,750
Yum! Brands, Inc., 5.30%,			Lincoln National Corp.,
9/15/19(3)	620,000	649,820	6.25%, 2/15/20(3)	230,000	241,398
		3,522,173	MetLife Global Funding I,
HOUSEHOLD DURABLES(2)			5.125%, 4/10/13(3)(4)	495,000	534,255
D.R. Horton, Inc., 5.625%,			MetLife, Inc., 6.75%,
9/15/14(3)	70,000	69,650	6/1/16(3)	500,000	560,993
K Hovnanian Enterprises,			New York Life Global
Inc., 10.625%, 10/15/16	125,000	128,438	Funding, 4.65%,
			5/9/13(3)(4)	390,000	416,704
Whirlpool Corp., 8.60%,
5/1/14(3)	90,000	106,742	Prudential Financial, Inc.,
			7.375%, 6/15/19(3)	250,000	286,698
Yankee Acquisition Corp.,
8.50%, 2/15/15(3)	100,000	100,750	Prudential Financial, Inc.,
			5.40%, 6/13/35(3)	600,000	535,528
		405,580
			Travelers Cos., Inc. (The),
HOUSEHOLD PRODUCTS — 0.1%			5.90%, 6/2/19(3)	250,000	274,012
Central Garden and Pet					4,391,203
Co., 8.25%, 3/1/18	150,000	149,250
			IT SERVICES — 0.1%
Kimberly-Clark Corp.,
6.125%, 8/1/17(3)	540,000	625,445	SunGard Data Systems,
			Inc., 9.125%, 8/15/13(3)	440,000	446,600
		774,695
			SunGard Data Systems,
INDEPENDENT POWER PRODUCERS &			Inc., 10.25%, 8/15/15(3)	200,000	203,250
ENERGY TRADERS — 0.1%
					649,850
AES Corp. (The), 8.00%,
10/15/17(3)	325,000	320,937	MACHINERY(2)
RRI Energy, Inc., 7.625%,			Deere & Co., 5.375%,
6/15/14(3)	350,000	337,750	10/16/29(3)	410,000	433,365
		658,687	SPX Corp., 7.625%,
			12/15/14(3)	125,000	127,812
					561,177

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
MEDIA — 0.7%			Viacom, Inc., 6.875%,
CBS Corp., 8.875%,			4/30/36(3)	$ 320,000	$ 347,783
5/15/19(3)	$ 210,000	$ 257,471	Virgin Media Finance plc,
CBS Corp., 5.75%,			9.50%, 8/15/16(3)	500,000	515,000
4/15/20(3)	200,000	204,588	WMG Acquisition Corp.,
CBS Corp., 5.50%,			9.50%, 6/15/16(4)	325,000	338,000
5/15/33(3)	240,000	209,130			10,584,202
Cengage Learning			METALS & MINING — 0.2%
Acquisitions, Inc., 10.50%,			AngloGold Ashanti
1/15/15(4)	200,000	182,500	Holdings plc, 5.375%,
Cinemark USA, Inc.,			4/15/20(3)	130,000	128,009
8.625%, 6/15/19(3)	150,000	152,250	ArcelorMittal, 9.85%,
Clear Channel			6/1/19(3)	430,000	525,698
Communications, Inc.,			Barrick Gold Corp.,
10.75%, 8/1/16(3)	225,000	167,625	6.95%, 4/1/19	270,000	314,989
Comcast Corp., 5.90%,			Freeport-McMoRan
3/15/16(3)	490,000	541,043	Copper & Gold, Inc.,
Comcast Corp., 6.40%,			8.375%, 4/1/17(3)	420,000	457,348
5/15/38(3)	470,000	494,191	Newmont Mining Corp.,
DirecTV Holdings LLC/			6.25%, 10/1/39(3)	430,000	438,193
DirecTV Financing Co.,			Rio Tinto Finance USA
Inc., 4.75%, 10/1/14(3)	700,000	741,434	Ltd., 5.875%, 7/15/13(3)	510,000	557,162
DirecTV Holdings LLC/			Vale Overseas Ltd.,
DirecTV Financing Co.,			5.625%, 9/15/19(3)	150,000	154,684
Inc., 6.375%, 6/15/15(3)	430,000	445,588
			Xstrata Finance
Harland Clarke Holdings			Canada Ltd., 5.80%,
Corp., 9.50%, 5/15/15(3)	650,000	583,375	11/15/16(3)(4)	444,000	478,282
Interpublic Group of					3,054,365
Cos., Inc. (The), 10.00%,			MULTILINE RETAIL(2)
7/15/17(3)	750,000	825,938
News America, Inc.,			J.C. Penney Corp., Inc.,
6.90%, 8/15/39(3)	350,000	390,355	6.875%, 10/15/15(3)	25,000	26,875
Nielsen Finance LLC/			Macy’s Retail Holdings,
Nielsen Finance Co.,			Inc., 5.35%, 3/15/12(3)	395,000	405,862
11.50%, 5/1/16(3)	125,000	133,125			432,737
Omnicom Group, Inc.,			MULTI-UTILITIES — 0.3%
5.90%, 4/15/16(3)	470,000	519,783	CenterPoint Energy
Time Warner Cable, Inc.,			Resources Corp., 6.125%,
5.40%, 7/2/12(3)	380,000	407,532	11/1/17(3)	530,000	579,273
Time Warner Cable, Inc.,			CenterPoint Energy
6.75%, 7/1/18(3)	630,000	710,620	Resources Corp.,
Time Warner, Inc.,			6.25%, 2/1/37(3)	680,000	707,315
5.50%, 11/15/11(3)	450,000	475,291	Dominion Resources, Inc.,
Time Warner, Inc.,			6.40%, 6/15/18(3)	490,000	554,714
4.875%, 3/15/20(3)	350,000	349,624	Pacific Gas & Electric Co.,
Time Warner, Inc.,			4.20%, 3/1/11(3)	970,000	988,992
7.625%, 4/15/31(3)	130,000	149,882	Pacific Gas & Electric Co.,
Time Warner, Inc.,			5.80%, 3/1/37(3)	517,000	527,796
7.70%, 5/1/32(3)	390,000	452,982	Pacific Gas & Electric Co.,
Viacom, Inc., 6.25%,			6.35%, 2/15/38(3)	490,000	534,263
4/30/16(3)	880,000	989,092	PG&E Corp., 5.75%,
			4/1/14(3)	160,000	176,762

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Sempra Energy,			Kinder Morgan Energy
8.90%, 11/15/13(3)	$ 300,000	$ 357,409	Partners LP, 6.50%,
Sempra Energy,			9/1/39(3)	$ 260,000	$ 253,822
6.50%, 6/1/16(3)	260,000	297,451	Magellan Midstream
Sempra Energy,			Partners LP, 6.55%,
6.00%, 10/15/39(3)	170,000	173,615	7/15/19(3)	200,000	222,539
Teco Finance, Inc.,			Motiva Enterprises LLC,
6.75%, 5/1/15(3)	40,000	45,257	5.75%, 1/15/20(3)(4)	260,000	276,277
		4,942,847	Nexen, Inc., 5.65%,
			5/15/17(3)	390,000	424,800
OFFICE ELECTRONICS(2)
			Nexen, Inc., 6.40%,
Xerox Corp., 5.65%,			5/15/37(3)	660,000	664,458
5/15/13(3)	160,000	172,507
			Petrobras International
Xerox Corp., 4.25%,			Finance Co., 5.75%,
2/15/15(3)	140,000	143,525	1/20/20(3)	230,000	229,406
		316,032	Petrohawk Energy Corp.,
OIL, GAS & CONSUMABLE FUELS — 0.8%			7.875%, 6/1/15(3)	100,000	97,375
Anadarko Petroleum Corp.,			Petroleos Mexicanos,
6.45%, 9/15/36(3)	500,000	474,835	6.00%, 3/5/20(3)(4)	190,000	193,325
Arch Coal, Inc., 8.75%,			Plains All American
8/1/16(3)(4)	225,000	230,625	Pipeline LP/PAA Finance
ATP Oil & Gas Corp.,			Corp., 8.75%, 5/1/19(3)	510,000	606,647
11.875%, 5/1/15(3)(4)	100,000	79,000	Range Resources Corp.,
Bill Barrett Corp.,			7.375%, 7/15/13(3)	275,000	277,750
9.875%, 7/15/16(3)	275,000	286,000	Range Resources Corp.,
Chesapeake Energy Corp.,			6.375%, 3/15/15(3)	75,000	74,438
7.625%, 7/15/13(3)	125,000	130,313	Sabine Pass LNG LP,
ConocoPhillips, 5.75%,			7.50%, 11/30/16(3)	350,000	292,250
2/1/19(3)	420,000	466,672	SandRidge Energy, Inc.,
ConocoPhillips, 6.50%,			8.75%, 1/15/20(3)(4)	175,000	159,250
2/1/39(3)	870,000	1,002,337	Shell International Finance
El Paso Corp., 7.875%,			BV, 6.375%, 12/15/38(3)	430,000	490,858
6/15/12(3)	220,000	231,662	Talisman Energy, Inc.,
El Paso Corp., 6.875%,			7.75%, 6/1/19(3)	400,000	482,838
6/15/14(3)	300,000	302,282	Williams Partners LP,
Enbridge Energy Partners			5.25%, 3/15/20(3)(4)	240,000	240,380
LP, 6.50%, 4/15/18(3)	240,000	269,158	XTO Energy, Inc.,
Encore Acquisition Co.,			6.50%, 12/15/18(3)	390,000	458,199
9.50%, 5/1/16(3)	125,000	133,125	XTO Energy, Inc.,
Enterprise Products			6.10%, 4/1/36(3)	612,000	684,580
Operating LLC, 6.30%,					12,244,896
9/15/17(3)	1,050,000	1,149,671	PAPER & FOREST PRODUCTS — 0.2%
Enterprise Products			Boise Cascade LLC,
Operating LLC, 6.45%,			7.125%, 10/15/14(3)	269,000	254,205
9/1/40	140,000	140,105
			Domtar Corp., 9.50%,
EOG Resources, Inc.,			8/1/16(3)	250,000	285,000
5.625%, 6/1/19(3)	380,000	422,380
			Georgia-Pacific LLC,
Hess Corp., 6.00%,			7.70%, 6/15/15(3)	550,000	559,625
1/15/40(3)	230,000	233,338
			Georgia-Pacific LLC,
Kinder Morgan Energy			7.125%, 1/15/17(3)(4)	175,000	175,000
Partners LP, 6.85%,
2/15/20(3)	510,000	564,201	International Paper Co.,
			9.375%, 5/15/19(3)	640,000	804,357

Strategic Allocation: Moderate

	Shares/				Shares/
	Principal				Principal
	Amount	Value			Amount	Value
International Paper Co.,			Union Pacific Corp.,
7.30%, 11/15/39(3)	$ 310,000	$ 331,875	5.75%, 11/15/17(3)		$ 770,000	$ 850,378
Verso Paper Holdings						1,444,886
LLC/Verso Paper, Inc.,			SEMICONDUCTORS & SEMICONDUCTOR
9.125%, 8/1/14(3)	200,000	190,000	EQUIPMENT(2)
		2,600,062	Freescale Semiconductor,
PHARMACEUTICALS — 0.3%			Inc., 9.25%, 4/15/18(3)(4)		100,000	99,750
Abbott Laboratories,			STATS ChipPAC Ltd.,
2.70%, 5/27/15(3)	160,000	160,780	6.75%, 11/15/11(3)		53,000	53,066
Abbott Laboratories,						152,816
5.875%, 5/15/16(3)	265,000	304,984	SOFTWARE — 0.1%
Abbott Laboratories,			Intuit, Inc., 5.75%,
5.30%, 5/27/40(3)	170,000	167,611	3/15/17(3)		571,000	625,179
AstraZeneca plc,			SPECIALTY RETAIL — 0.2%
5.40%, 9/15/12(3)	580,000	633,400
			Burlington Coat Factory
AstraZeneca plc,			Warehouse Corp.,
5.90%, 9/15/17(3)	450,000	516,137	11.125%, 4/15/14(3)		250,000	259,375
GlaxoSmithKline Capital,			Couche-Tard US LP/
Inc., 4.85%, 5/15/13(3)	410,000	448,158	Couche-Tard Finance
Novartis Capital Corp.,			Corp., 7.50%, 12/15/13(3)		550,000	551,375
4.40%, 4/24/20(3)	340,000	352,472	GSC Holdings Corp.,
Pfizer, Inc., 7.20%,			8.00%, 10/1/12(3)		470,000	484,100
3/15/39(3)	340,000	422,139	Home Depot, Inc. (The),
Watson Pharmaceuticals,			5.875%, 12/16/36(3)		180,000	177,614
Inc., 5.00%, 8/15/14(3)	838,000	890,193	Lowe’s Cos., Inc.,
Wyeth, 5.95%, 4/1/37(3)	568,000	614,068	4.625%, 4/15/20(3)		100,000	104,189
		4,509,942	Michaels Stores, Inc.,
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%			10.00%, 11/1/14(3)		275,000	283,594
AMB Property Corp.,			Michaels Stores, Inc.,
6.625%, 12/1/19(3)	260,000	274,987	11.375%, 11/1/16(3)		250,000	258,437
Digital Realty Trust LP,			Staples, Inc., 9.75%,
5.875%, 2/1/20(3)(4)	290,000	292,391	1/15/14(3)		320,000	392,201
Host Hotels & Resorts LP,			Toys “R” Us Property Co. I
6.75%, 6/1/16(3)	250,000	246,250	LLC, 10.75%, 7/15/17(4)		500,000	556,250
ProLogis, 5.625%,			Visant Corp., 7.625%,
11/15/16(3)	690,000	665,482	10/1/12(3)		56,000	56,273
ProLogis, 7.375%,						3,123,408
10/30/19(3)	240,000	237,243	TEXTILES, APPAREL & LUXURY GOODS(2)
ProLogis, 6.875%,			Perry Ellis International,
3/15/20(3)	270,000	258,499	Inc., 8.875%, 9/15/13(3)		575,000	586,500
		1,974,852	THRIFTS & MORTGAGE FINANCE — 0.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)			Cie de Financement
CB Richard Ellis Services,			Foncier, 1.25%, 12/1/11	JPY	64,000,000	708,373
Inc., 11.625%, 6/15/17(3)	100,000	112,000	TOBACCO(2)
ROAD & RAIL — 0.1%			Altria Group, Inc., 9.25%,
Avis Budget Car Rental			8/6/19(3)	$ 390,000		463,334
LLC/Avis Budget Finance,			TRADING COMPANIES & DISTRIBUTORS(2)
Inc., 9.625%, 3/15/18(3)(4)	125,000	125,625	RSC Equipment Rental,
CSX Corp., 7.375%,			Inc./RSC Holdings III LLC,
2/1/19(3)	390,000	468,883	9.50%, 12/1/14(3)		300,000	286,500

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.1%			FHLMC, 8.00%, 6/1/26(3)	$ 5,808	$ 6,657
America Movil SAB de CV,			FHLMC, 8.00%, 7/1/26(3)	1,555	1,782
5.00%, 10/16/19(3)(4)	$ 400,000	$ 401,887
			FHLMC, 7.00%, 8/1/29(3)	7,862	8,797
America Movil SAB de CV,			FHLMC, 7.50%, 8/1/29(3)	23,904	27,126
5.00%, 3/30/20(3)(4)	200,000	200,173
Cricket Communications,			FHLMC, 8.00%, 7/1/30(3)	38,000	43,519
Inc., 9.375%, 11/1/14(3)	225,000	227,812	FHLMC, 6.50%, 6/1/31(3)	96,957	107,270
Rogers Cable, Inc.,			FHLMC, 5.50%, 12/1/33(3)	1,010,318	1,083,171
7.875%, 5/1/12(3)	50,000	55,546
			FHLMC, 6.50%, 5/1/34(3)	30,716	33,810
Rogers Cable, Inc.,			FHLMC, 5.50%, 6/1/35(3)	130,661	139,716
6.25%, 6/15/13(3)	462,000	512,345
			FHLMC, 5.00%, 9/1/35(3)	55,592	58,478
Rogers Communications,
Inc., 6.80%, 8/15/18(3)	310,000	359,614	FHLMC, 5.00%, 9/1/35(3)	83,045	87,356
Vodafone Group plc,			FHLMC, 5.50%, 10/1/35(3)	83,635	89,431
5.45%, 6/10/19(3)	200,000	210,501	FHLMC, 5.50%, 10/1/35(3)	255,532	273,240
		1,967,878	FHLMC, 5.00%, 11/1/35(3)	462,357	486,360
TOTAL CORPORATE BONDS			FHLMC, 5.00%, 11/1/35(3)	547,115	575,518
(Cost $121,830,638)		129,051,945
			FHLMC, 6.50%, 3/1/36(3)	15,295	16,711
U.S. Government Agency			FHLMC, 6.50%, 3/1/36(3)	37,651	41,138
Mortgage-Backed Securities(6) — 6.4%
			FHLMC, 5.50%, 1/1/38(3)	2,153,867	2,299,758
FHLMC, 6.50%, 12/1/12(3)	1,018	1,099	FHLMC, 6.00%, 11/1/38	6,944,612	7,498,163
FHLMC, 7.00%, 6/1/14(3)	25,592	27,491	FHLMC, 6.50%, 7/1/47(3)	266,868	289,708
FHLMC, 6.50%, 6/1/16(3)	109,509	118,011	FNMA, 6.00%, 5/1/11(3)	4,861	4,900
FHLMC, 6.50%, 6/1/16(3)	113,185	122,221	FNMA, 6.50%, 3/1/12(3)	11,154	12,045
FHLMC, 4.50%, 1/1/19(3)	1,942,824	2,062,226	FNMA, 6.50%, 4/1/12(3)	670	723
FHLMC, 5.00%, 10/1/19(3)	61,067	65,552	FNMA, 6.50%, 4/1/12(3)	1,270	1,371
FHLMC, 5.00%, 11/1/19(3)	273,705	293,808	FNMA, 6.50%, 4/1/12(3)	17,655	19,064
FHLMC, 5.50%, 11/1/19(3)	6,085	6,583	FNMA, 6.00%, 12/1/13(3)	20,758	22,402
FHLMC, 5.50%, 11/1/19(3)	7,598	8,219	FNMA, 5.32%, 4/1/14(3)	114,027	124,392
FHLMC, 5.50%, 11/1/19(3)	7,858	8,500	FNMA, 6.00%, 4/1/14(3)	65,780	70,990
FHLMC, 5.50%, 11/1/19(3)	8,458	9,150	FNMA, 7.50%, 6/1/15(3)	18,509	20,272
FHLMC, 5.50%, 11/1/19	9,952	10,766	FNMA, 5.17%, 1/1/16(3)	171,850	187,187
FHLMC, 5.50%, 12/1/19(3)	9,453	10,226	FNMA, 4.50%, 5/1/19(3)	2,444,241	2,592,551
FHLMC, 5.00%, 2/1/20(3)	4,676	5,008	FNMA, 4.00%, 6/1/19(3)	22,942	24,040
FHLMC, 5.00%, 2/1/20(3)	12,077	12,934	FNMA, 4.50%, 6/1/19(3)	227,415	242,351
FHLMC, 5.50%, 3/1/20(3)	9,611	10,378	FNMA, 4.50%, 12/1/19(3)	24,218	25,786
FHLMC, 5.50%, 3/1/20(3)	14,233	15,370	FNMA, 5.00%, 3/1/20(3)	38,985	42,042
FHLMC, 5.50%, 3/1/20(3)	31,417	33,925	FNMA, 5.00%, 3/1/20(3)	39,855	42,982
FHLMC, 5.00%, 5/1/20(3)	7,274	7,790	FNMA, 5.00%, 4/1/20(3)	32,763	35,315
FHLMC, 5.00%, 5/1/20(3)	20,296	21,736	FNMA, 5.00%, 5/1/20(3)	8,646	9,318
FHLMC, 5.00%, 5/1/20(3)	36,420	39,004	FNMA, 5.00%, 5/1/20(3)	43,768	47,177
FHLMC, 4.50%, 7/1/20(3)	196,471	207,809	FNMA, 5.00%, 7/1/20(3)	142,303	152,310
FHLMC, 4.00%, 10/1/20(3)	69,812	73,121	FNMA, 7.00%, 5/1/26(3)	5,437	6,083
FHLMC, 5.00%, 4/1/21(3)	6,928,581	7,420,150	FNMA, 7.00%, 6/1/26(3)	5,489	6,141
FHLMC, 8.00%, 6/1/26(3)	1,791	2,053	FNMA, 7.50%, 3/1/27(3)	15,656	17,650
FHLMC, 8.00%, 6/1/26(3)	2,791	3,199

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 6.50%, 4/1/29(3)	$ 39,305	$ 43,602	FNMA, 5.50%, 9/1/35(3)	$ 57,744	$ 61,759
FNMA, 6.50%, 6/1/29(3)	14,689	16,295	FNMA, 5.50%, 9/1/35(3)	160,632	171,800
FNMA, 6.50%, 6/1/29(3)	73,069	81,058	FNMA, 5.50%, 9/1/35(3)	327,122	349,865
FNMA, 7.00%, 7/1/29(3)	27,679	31,033	FNMA, 5.00%, 10/1/35(3)	50,608	53,310
FNMA, 7.00%, 7/1/29(3)	29,590	33,154	FNMA, 5.50%, 10/1/35(3)	956,904	1,023,433
FNMA, 6.50%, 8/1/29(3)	76,679	85,062	FNMA, 6.00%, 10/1/35(3)	74,519	80,719
FNMA, 7.00%, 3/1/30(3)	44,859	50,295	FNMA, 5.50%, 11/1/35(3)	445,473	476,445
FNMA, 8.00%, 7/1/30(3)	38,971	45,030	FNMA, 6.00%, 11/1/35(3)	164,703	178,407
FNMA, 7.50%, 9/1/30(3)	23,506	26,531	FNMA, 6.50%, 11/1/35(3)	13,531	14,807
FNMA, 6.50%, 9/1/31(3)	177,302	196,688	FNMA, 6.50%, 11/1/35(3)	28,201	30,862
FNMA, 7.00%, 9/1/31(3)	117,490	131,870	FNMA, 6.50%, 12/1/35(3)	84,982	92,999
FNMA, 6.50%, 1/1/32(3)	63,760	70,731	FNMA, 6.50%, 4/1/36(3)	56,473	61,624
FNMA, 7.00%, 6/1/32(3)	593,514	666,327	FNMA, 6.00%, 8/1/36(3)	213,089	230,419
FNMA, 6.50%, 10/1/32(3)	381,324	423,016	FNMA, 5.00%, 10/1/36(3)	1,164,162	1,220,907
FNMA, 5.50%, 6/1/33(3)	813,561	872,413	FNMA, 5.00%, 11/1/36(3)	2,165,363	2,270,911
FNMA, 5.50%, 8/1/33(3)	2,232,614	2,394,118	FNMA, 5.50%, 1/1/37	14,718,862	15,742,209
FNMA, 5.00%, 11/1/33(3)	3,299,882	3,477,230	FNMA, 5.50%, 2/1/37(3)	2,567,200	2,742,478
FNMA, 5.50%, 1/1/34(3)	3,959,195	4,255,392	FNMA, 6.00%, 5/1/37(3)	142,632	153,965
FNMA, 5.50%, 9/1/34(3)	172,578	184,901	FNMA, 6.00%, 7/1/37(3)	55,546	59,959
FNMA, 5.50%, 10/1/34(3)	175,408	187,933	FNMA, 6.50%, 8/1/37(3)	4,896,018	5,297,454
FNMA, 6.00%, 10/1/34(3)	308,598	336,782	FNMA, 6.50%, 6/1/47(3)	128,296	139,176
FNMA, 5.00%, 11/1/34(3)	808,466	850,905	FNMA, 6.50%, 8/1/47(3)	557,827	605,134
FNMA, 5.50%, 3/1/35(3)	10,973	11,736	FNMA, 6.50%, 8/1/47(3)	592,417	642,657
FNMA, 5.50%, 3/1/35(3)	15,201	16,258	FNMA, 6.50%, 9/1/47(3)	61,464	66,676
FNMA, 5.50%, 3/1/35(3)	25,442	27,211	FNMA, 6.50%, 9/1/47(3)	377,093	409,073
FNMA, 5.50%, 3/1/35(3)	75,429	80,673	FNMA, 6.50%, 9/1/47(3)	1,743,523	1,891,382
FNMA, 5.50%, 3/1/35(3)	83,901	89,735	GNMA, 9.00%, 4/20/25(3)	2,300	2,673
FNMA, 5.00%, 4/1/35(3)	99,875	105,214	GNMA, 7.50%, 10/15/25(3)	5,840	6,640
FNMA, 6.00%, 5/1/35(3)	12,595	13,643	GNMA, 6.00%, 4/15/26(3)	1,592	1,739
FNMA, 6.00%, 5/1/35(3)	78,546	85,081	GNMA, 6.00%, 4/15/26(3)	1,761	1,924
FNMA, 6.00%, 6/1/35(3)	1,917	2,077	GNMA, 7.50%, 6/15/26(3)	4,947	5,623
FNMA, 6.00%, 6/1/35(3)	42,692	46,244	GNMA, 7.00%, 12/15/27(3)	38,398	43,435
FNMA, 6.00%, 6/1/35(3)	131,439	142,375	GNMA, 7.50%, 12/15/27(3)	40,090	45,614
FNMA, 5.00%, 7/1/35(3)	366,824	386,404	GNMA, 6.50%, 1/15/28(3)	24,195	27,037
FNMA, 5.50%, 7/1/35(3)	60,656	64,874	GNMA, 6.00%, 5/15/28(3)	129,826	142,643
FNMA, 6.00%, 7/1/35(3)	19,996	21,660	GNMA, 6.50%, 5/15/28(3)	7,647	8,545
FNMA, 6.00%, 7/1/35(3)	151,825	164,457	GNMA, 7.00%, 5/15/31(3)	82,331	93,311
FNMA, 6.00%, 7/1/35(3)	192,487	208,503	GNMA, 5.50%, 4/15/32(3)	55,071	59,589
FNMA, 5.50%, 8/1/35(3)	41,467	44,350	GNMA, 5.50%, 11/15/32(3)	500,158	541,191
FNMA, 6.00%, 8/1/35(3)	17,353	18,796	GNMA, 6.50%,10/15/38(3)	8,942,903	9,769,423
FNMA, 4.50%, 9/1/35(3)	5,244,282	5,400,382	TOTAL U.S. GOVERNMENT AGENCY
FNMA, 5.50%, 9/1/35(3)	2,521	2,697	MORTGAGE-BACKED SECURITIES
			(Cost $87,451,286)		93,689,063
FNMA, 5.50%, 9/1/35(3)	6,901	7,380

Strategic Allocation: Moderate

		Shares/				Shares/
		Principal				Principal
		Amount	Value			Amount	Value
Sovereign Governments &				FINLAND — 0.1%
				Government of Finland,
Agencies — 2.6%				4.25%, 9/15/12	EUR	365,000	$ 483,599
AUSTRALIA(2)				Government of Finland,
Government of Australia,				3.125%, 9/15/14	EUR	480,000	629,741
6.50%, 5/15/13	AUD	460,000	$ 408,182	Government of Finland,
New South Wales				3.875%, 9/15/17	EUR	460,000	619,470
Treasury Corp., 5.50%,				Government of Finland,
3/1/17	AUD	295,000	247,350	4.375%, 7/4/19	EUR	71,000	98,422
			655,532	Government of Finland,
AUSTRIA — 0.1%				4.00%, 7/4/25	EUR	89,000	117,908
Republic of Austria,							1,949,140
3.40%, 10/20/14	EUR	465,000	610,008	FRANCE — 0.1%
Republic of Austria,				Government of France,
4.30%, 9/15/17(4)	EUR	215,000	294,047	4.00%, 4/25/14	EUR	358,000	482,417
Republic of Austria,				Government of France,
4.35%, 3/15/19(4)	EUR	330,000	450,878	3.25%, 4/25/16	EUR	92,000	120,019
Republic of Austria,				Government of France,
4.15%, 3/15/37(4)	EUR	143,000	186,894	4.25%, 4/25/19	EUR	330,000	452,015
			1,541,827	Government of France,
BELGIUM — 0.1%				5.50%, 4/25/29	EUR	160,000	248,555
Kingdom of Belgium,				Government of France,
4.00%, 3/28/14	EUR	570,000	761,613	4.75%, 4/25/35	EUR	160,000	231,628
Kingdom of Belgium,							1,534,634
4.00%, 3/28/18	EUR	440,000	584,283	GERMANY — 0.4%
Kingdom of Belgium,				German Federal Republic,
5.00%, 3/28/35	EUR	170,000	245,156	4.25%, 10/12/12	EUR	580,000	773,043
			1,591,052	German Federal Republic,
BRAZIL(2)				3.50%, 1/4/16	EUR	1,110,000	1,485,722
Brazilian Government				German Federal Republic,
International Bond,				3.75%, 1/4/19	EUR	615,000	827,370
5.875%, 1/15/19(3)	$ 600,000		645,000	German Federal Republic,
CANADA — 0.2%				5.625%, 1/4/28	EUR	475,000	764,794
Government of Canada,				German Federal Republic,
3.75%, 6/1/12	CAD	640,000	632,441	4.75%, 7/4/34	EUR	360,000	541,752
Government of Canada,				German Federal Republic,
5.00%, 6/1/14	CAD	485,000	505,273	4.25%, 7/4/39	EUR	220,000	312,940
Government of Canada,				KfW, 4.375%, 10/11/13	EUR	520,000	698,133
3.75%, 6/1/19	CAD	320,000	317,163				5,403,754
Government of Canada,				IRELAND — 0.1%
5.75%, 6/1/33	CAD	430,000	534,766	Republic of Ireland,
Hydro Quebec, 8.40%,				4.00%, 1/15/14	EUR	286,000	361,177
1/15/22(3)	$ 130,000		174,371
				Republic of Ireland,
			2,164,014	5.90%, 10/18/19	EUR	670,000	892,736
DENMARK — 0.1%				Republic of Ireland,
Kingdom of Denmark,				5.40%, 3/13/25	EUR	179,000	219,601
5.00%, 11/15/13	DKK	4,380,000	815,155				1,473,514
Kingdom of Denmark,
4.00%, 11/15/17	DKK	920,000	168,447
			983,602

Strategic Allocation: Moderate

		Shares/				Shares/
		Principal				Principal
		Amount	Value			Amount	Value
ITALY — 0.1%				Kingdom of Netherlands,
Republic of Italy,				4.00%, 1/15/37	EUR	170,000	$ 228,542
5.25%, 8/1/17	EUR	490,000	$ 667,490				1,825,252
Republic of Italy,				PORTUGAL — 0.1%
4.25%, 3/1/20	EUR	600,000	746,962	Republic of Portugal,
Republic of Italy,				3.60%, 10/15/14	EUR	195,000	244,480
5.00%, 8/1/34	EUR	225,000	279,071	Republic of Portugal,
Republic of Italy,				4.35%, 10/16/17	EUR	485,000	602,220
4.00%, 2/1/37	EUR	287,000	310,614	Republic of Portugal,
			2,004,137	4.75%, 6/14/19	EUR	91,000	114,542
JAPAN — 0.4%							961,242
Development Bank of				SPAIN — 0.1%
Japan, 2.30%, 3/19/26	JPY	30,000,000	346,320	Government of Spain,
Government of Japan,				5.40%, 7/30/11	EUR	285,000	365,441
1.20%, 3/20/12	JPY	137,900,000	1,545,264	Government of Spain,
Government of Japan,				4.25%, 1/31/14	EUR	525,000	675,644
0.60%, 9/20/14	JPY	77,150,000	857,107	Government of Spain,
Government of Japan,				3.80%, 1/31/17	EUR	210,000	259,477
1.20%, 6/20/15	JPY	57,200,000	651,569	Government of Spain,
Government of Japan,				4.00%, 4/30/20	EUR	155,000	186,713
1.80%, 6/20/18	JPY	38,400,000	451,248	Government of Spain,
Government of Japan,				4.90%, 7/30/40	EUR	285,000	339,057
1.50%, 9/20/18	JPY	64,400,000	738,333				1,826,332
Government of Japan,				SWEDEN — 0.1%
2.10%, 12/20/26	JPY	41,300,000	469,598	Government of Sweden,
Government of Japan,				5.25%, 3/15/11	SEK	2,425,000	319,944
2.40%, 3/20/37	JPY	26,700,000	312,348	Government of Sweden,
			5,371,787	6.75%, 5/5/14	SEK	1,270,000	192,372
MEXICO — 0.1%				Government of Sweden,
United Mexican States,				4.25%, 3/12/19	SEK	1,155,000	167,033
5.95%, 3/19/19(3)	$ 710,000		768,575				679,349
United Mexican States,				UNITED KINGDOM — 0.3%
6.05%, 1/11/40(3)		130,000	131,300
				Government of United
			899,875	Kingdom, 5.00%, 3/7/12	GBP	115,000	178,285
MULTI-NATIONAL — 0.1%				Government of United
European Investment				Kingdom, 5.00%, 9/7/14	GBP	265,000	428,939
Bank, 4.75%, 6/6/12	GBP	360,000	555,618	Government of United
European Investment				Kingdom, 4.00%, 9/7/16	GBP	295,000	457,214
Bank, 5.375%,				Government of United
10/15/12	EUR	375,000	506,133	Kingdom, 4.50%, 3/7/19	GBP	885,000	1,384,744
			1,061,751	Government of United
NETHERLANDS — 0.1%				Kingdom, 3.75%, 9/7/19	GBP	430,000	632,897
Kingdom of Netherlands,				Government of United
4.25%, 7/15/13	EUR	655,000	883,006	Kingdom, 8.00%, 6/7/21	GBP	71,000	143,250
Kingdom of Netherlands,				Government of United
4.00%, 7/15/16	EUR	188,000	255,397	Kingdom, 4.25%, 6/7/32	GBP	180,000	260,446
Kingdom of Netherlands,				Government of United
3.50%, 7/15/20	EUR	355,000	458,307	Kingdom, 4.25%, 3/7/36	GBP	365,000	525,191

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Government of United			MASTR Alternative Loans
Kingdom, 4.50%, 12/7/42 GBP	705,000	$ 1,062,715	Trust, Series 2003-8,
		5,073,681	Class 4A1, 7.00%,
			12/25/33(3)	$ 49,246	$ 49,381
TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES			Wells Fargo Mortgage-
(Cost $40,631,533)		37,645,475	Backed Securities Trust,
			Series 2005-5, Class 1A1,
U.S. Government Agency Securities			5.00%, 5/25/20	642,450	635,480
and Equivalents — 2.4%			Wells Fargo Mortgage-
FIXED-RATE U.S. GOVERNMENT			Backed Securities Trust,
AGENCY SECURITIES — 1.4%			Series 2005-17, Class 1A1,
			5.50%, 1/25/36	713,081	679,902
FHLMC, 2.50%, 4/23/14	$ 10,000,000	10,229,880			4,404,822
FNMA, 2.75%, 3/13/14(3)	10,000,000	10,328,130
			U.S. GOVERNMENT AGENCY COLLATERALIZED
		20,558,010	MORTGAGE OBLIGATIONS — 0.7%
GOVERNMENT-BACKED CORPORATE BONDS(7) — 1.0%			FHLMC, Series 2926,
Bank of America Corp.,			Class EW SEQ, 5.00%,
VRN, 0.64%, 7/30/10(3)	3,900,000	3,931,586	1/15/25(3)	2,650,000	2,843,162
Citigroup Funding, Inc.,			FHLMC, Series 3203,
VRN, 0.67%, 7/30/10(3)	3,900,000	3,934,558	Class VN SEQ, 5.00%,
			6/15/22(3)	5,966,000	6,383,331
KeyCorp, VRN, 0.91%,
6/15/10(3)	2,000,000	2,007,744	FNMA, Series 2003-52,
Morgan Stanley, VRN,			Class KF SEQ, VRN,
0.62%, 6/21/10(3)	3,900,000	3,937,214	0.74%, 6/25/10, resets
			monthly off the 1-month
		13,811,102	LIBOR plus 0.40% with a
TOTAL U.S. GOVERNMENT AGENCY			cap of 7.50%(3)	452,438	451,371
SECURITIES AND EQUIVALENTS					9,677,864
(Cost $33,711,555)		34,369,112	TOTAL COLLATERALIZED
Collateralized Mortgage			MORTGAGE OBLIGATIONS
Obligations(6) — 1.0%			(Cost $13,606,552)		14,082,686
PRIVATE SPONSOR COLLATERALIZED			Commercial Mortgage-Backed
MORTGAGE OBLIGATIONS — 0.3%			Securities(6) — 0.9%
Banc of America			Commercial Mortgage
Alternative Loan Trust,			Pass-Through Certificates,
Series 2007-2, Class 2A4,			Series 2004 LB3A,
5.75%, 6/25/37(3)	1,466,504	1,075,252	Class A4 SEQ, VRN,
Citicorp Mortgage			5.23%, 6/1/10	1,100,000	1,137,600
Securities, Inc., Series			Commercial Mortgage
2003-6, Class 1A2 SEQ,			Pass-Through Certificates,
4.50%, 5/25/33	434,076	437,944	Series 2005 F10A,
Countrywide Home Loan			Class A1, VRN, 0.44%,
Mortgage Pass-Through			6/15/10, resets monthly
Trust, Series 2003 J13,			off the 1-month LIBOR
Class 1A1 SEQ, 5.25%,			plus 0.10% with no
1/25/34(3)	661,856	673,331	caps(3)(4)	72,557	72,097
Countrywide Home Loan			Credit Suisse Mortgage
Mortgage Pass-Through			Capital Certificates, Series
Trust, Series 2007-16,			2007 TF2A, Class A1, VRN,
Class A1, 6.50%,			0.52%, 6/15/10, resets
10/25/37(3)	995,731	853,532	monthly off the 1-month
			LIBOR plus 0.18% with
			no caps(3)(4)	1,051,469	910,348

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Greenwich Capital			Municipal Securities — 0.7%
Commercial Funding
Corp., Series 2006 FL4A,			California GO, (Building
Class A1, VRN, 0.37%,			Bonds), 7.30%, 10/1/39(3)	$ 820,000	$ 854,563
6/7/10, resets monthly off			Columbus Development
the 1-month LIBOR plus			Auth. Industrial Rev.,
0.09% with no caps(3)(4)	$ 270,157	$ 255,846	(Litho-Krome), VRDN,
GS Mortgage Securities			0.35%, 6/3/10 (LOC:
Corp. II, Series 2005 GG4,			Bank of America N.A.)(3)	3,900,000	3,900,000
Class A4 SEQ, 4.76%,			Illinois GO, (Taxable
7/10/39(3)	700,000	696,168	Pension), 5.10%, 6/1/33(3)	600,000	523,776
GS Mortgage Securities			Illinois GO, Series 2010-3,
Corp. II, Series 2005 GG4,			(Building Bonds), 6.73%,
Class A4A SEQ, 4.75%,			4/1/35	200,000	207,122
7/10/39(3)	1,300,000	1,328,129	Los Angeles Department
LB-UBS Commercial			of Water & Power Rev.,
Mortgage Trust, Series			(Building Bonds), 5.72%,
2004 C2, Class A4 SEQ,			7/1/39(8)	170,000	172,290
4.37%, 3/15/36(3)	1,000,000	1,000,287	Municipal Electric Auth.
LB-UBS Commercial			Rev., Series 2010 J,
Mortgage Trust, Series			(Building Bonds), 6.64%,
2005 C2, Class A2 SEQ,			4/1/57(3)	330,000	339,438
4.82%, 4/15/30(3)	2,131,586	2,131,531	New Jersey State
Merrill Lynch Floating			Turnpike Auth. Rev., Series
Trust, Series 2006-1,			2009 F, (Building Bonds),
Class A1, VRN, 0.41%,			7.41%, 1/1/40(3)	180,000	220,554
6/15/10, resets monthly			New York GO, (Building
off the 1-month LIBOR			Bonds), 5.97%, 3/1/36(3)	410,000	420,775
plus 0.07% with no
caps(3)(4)	1,538,398	1,468,712	New York State Dormitory
			Auth. Rev., (Building
Wachovia Bank			Bonds), 5.63%, 3/15/39(3)	200,000	202,326
Commercial Mortgage
Trust, Series 2004 C11,			Orange County Housing
Class A3 SEQ, 4.72%,			Finance Auth. Multifamily
1/15/41(3)	500,000	505,144	Rev., Series 2002 B,
			(Millenia), VRDN, 0.34%,
Wachovia Bank			6/15/10 (LOC: FNMA)(3)	1,920,000	1,920,000
Commercial Mortgage
Trust, Series 2005 C20,			Oregon State Department
Class A6A, VRN, 5.11%,			of Transportation Highway
6/1/10	1,650,000	1,692,124	Usertax Rev., Series 2010
			A, (Building Bonds),
Wachovia Bank			5.83%, 11/15/34(3)	130,000	140,369
Commercial Mortgage
Trust, Series 2006 C23,			San Diego County Water
Class A4, VRN, 5.42%,			Auth. Rev., Series 2010 B,
6/1/10(3)	1,800,000	1,809,184	(Building Bonds), 6.14%,
			5/1/49(3)	380,000	414,036
Washington Mutual
Commercial Mortgage			Texas GO, (Building
Securities Trust, Series			Bonds), 5.52%, 4/1/39(3)	680,000	713,021
2003 C1A, Class A SEQ,			University of California
3.83%, 1/25/35(3)(4)	31,038	31,330	Rev., (Building Bonds),
TOTAL COMMERCIAL			5.77%, 5/15/43(3)	460,000	462,700
MORTGAGE-BACKED SECURITIES			Washington GO, (Building
(Cost $13,217,396)		13,038,500	Bonds), 5.14%, 8/1/40(8)	310,000	306,881
			TOTAL MUNICIPAL SECURITIES
			(Cost $10,704,687)		10,797,851

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Convertible Preferred Stocks(2)			Preferred Stocks(2)
INSURANCE(2)			CONSUMER FINANCE(2)
Aspen Insurance Holdings			Ally Financial, Inc., 7.00%,
Ltd., Series AHL, 5.625%,			12/31/11(4)(9)	77	$ 57,923
12/31/49(9)	6,400	$ 342,800	REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
LEISURE EQUIPMENT & PRODUCTS(2)			National Retail Properties,
Callaway Golf Co.,			Inc., Series C, 7.375%,
Series B, 7.50%,			10/12/11(9)	2,300	55,453
6/20/12(9)	300	40,500	PS Business Parks, Inc.,
MEDIA(2)			Series K, 7.95%, 6/7/10(9)	1,400	35,569
LodgeNet Interactive					91,022
Corp., 10.00%,			TOTAL PREFERRED STOCKS
12/31/49(4)(9)	26	40,397	(Cost $162,057)		148,945
REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
			Asset-Backed Securities(2)(6)
Entertainment Properties
Trust, Series E, 9.00%,			CenterPoint Energy
4/20/13(9)	1,200	31,650	Transition Bond Co. LLC,
			Series 2005 A, Class A4
Lexington Realty			SEQ, 5.17%, 8/1/19(3)
Trust, Series C, 6.50%,			(Cost $129,975)	$ 130,000	147,613
12/31/49(9)	600	21,375
		53,025	Temporary Cash Investments — 5.4%
TOBACCO(2)			JPMorgan U.S. Treasury
Universal Corp., 6.75%,			Plus Money Market
			Fund Agency Shares(3)
3/15/13(9)	40	41,168
			(Cost $78,576,789)	78,576,789	78,576,789
TOTAL CONVERTIBLE
PREFERRED STOCKS			TOTAL INVESTMENT
(Cost $519,290)		517,890	SECURITIES — 99.7%
			(Cost $1,312,618,219)		1,459,113,611
			OTHER ASSETS AND
			LIABILITIES — 0.3%		4,764,196
			TOTAL NET ASSETS — 100.0%		$1,463,877,807

Strategic Allocation: Moderate

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
10,969,632	JPY for AUD	7/30/10	$ 120,777	$ (52)
7,000,001	JPY for EUR	7/30/10	77,071	(2,835)
7,000,000	JPY for GBP	7/30/10	77,071	(2,861)
144,000	AUD for JPY	7/30/10	121,164	(185)
10,000	AUD for USD	7/30/10	8,414	505
19,000	AUD for USD	7/30/10	15,987	1,058
771,167	AUD for USD	7/30/10	648,875	56,002
2,000	CAD for USD	7/30/10	1,900	71
3,000	CAD for USD	7/30/10	2,850	29
8,000	CAD for USD	7/30/10	7,601	(26)
15,000	CAD for USD	7/30/10	14,252	447
106,000	CAD for USD	7/30/10	100,713	2,218
174,000	CAD for USD	7/30/10	165,322	(2,720)
380,432	CHF for USD	7/30/10	328,676	24,236
2,950,498	DKK for USD	7/30/10	486,922	39,679
5,000	EUR for USD	7/30/10	6,140	191
6,000	EUR for USD	7/30/10	7,368	63
11,000	EUR for USD	7/30/10	13,507	312
37,000	EUR for USD	7/30/10	45,433	1,614
42,000	EUR for USD	7/30/10	51,573	627
73,000	EUR for USD	7/30/10	89,638	7,148
347,000	EUR for USD	7/30/10	426,089	2,230
1,000	GBP for USD	7/30/10	1,446	31
5,000	GBP for USD	7/30/10	7,232	178
10,000	GBP for USD	7/30/10	14,463	367
14,000	GBP for USD	7/30/10	20,249	(102)
19,000	GBP for USD	7/30/10	27,480	(365)
31,000	GBP for USD	7/30/10	44,836	77
57,760	GBP for USD	7/30/10	83,540	4,982
37,000	JPY for USD	7/30/10	407	(8)
47,000	JPY for USD	7/30/10	517	(8)
255,000	JPY for USD	7/30/10	2,808	(70)
258,000	JPY for USD	7/30/10	2,841	(73)
1,284,000	JPY for USD	7/30/10	14,137	121
2,428,000	JPY for USD	7/30/10	26,733	(525)
2,556,000	JPY for USD	7/30/10	28,142	(204)
20,000	NOK for USD	7/30/10	3,075	7
621,000	NOK for USD	7/30/10	95,475	6,791
7,000	NZD for USD	7/30/10	4,732	297
10,000	NZD for USD	7/30/10	6,761	(8)
25,000	NZD for USD	7/30/10	16,901	898
85,000	SEK for USD	7/30/10	10,831	504
2,706,656	SEK for USD	7/30/10	344,903	25,263
			$3,574,852	$165,904
(Value on Settlement Date $3,740,756)

Strategic Allocation: Moderate

Contracts to Buy		Settlement Date	Value	Unrealized Gain (Loss)
144,000	AUD for JPY	7/30/10	$ 121,164	$ 439
56,248	EUR for JPY	7/30/10	69,068	(5,168)
48,696	GBP for JPY	7/30/10	70,431	(3,779)
10,838,650	JPY for AUD	7/30/10	119,335	(1,644)
710,000	AUD for USD	7/30/10	597,408	(33,367)
2,000	CAD for USD	7/30/10	1,900	(38)
6,000	CAD for USD	7/30/10	5,701	(128)
423,788	CAD for USD	7/30/10	402,651	(18,015)
24,000	CHF for USD	7/30/10	20,735	(200)
70,000	CHF for USD	7/30/10	60,477	(2,507)
41,000	DKK for USD	7/30/10	6,766	(320)
7,000	EUR for USD	7/30/10	8,595	(4)
20,000	EUR for USD	7/30/10	24,558	(471)
26,000	EUR for USD	7/30/10	31,926	(1,531)
30,000	EUR for USD	7/30/10	36,838	179
66,000	EUR for USD	7/30/10	81,043	(3,883)
2,491,717	EUR for USD	7/30/10	3,059,637	(252,452)
1,000	GBP for USD	7/30/10	1,446	(7)
9,000	GBP for USD	7/30/10	13,017	(582)
14,000	GBP for USD	7/30/10	20,249	(12)
755,000	JPY for USD	7/30/10	8,313	68
1,864,000	JPY for USD	7/30/10	20,523	695
2,792,000	JPY for USD	7/30/10	30,740	644
37,905,647	JPY for USD	7/30/10	417,347	11,420
1,011,000	NOK for USD	7/30/10	155,435	(15,313)
428,200	NZD for USD	7/30/10	289,485	(16,464)
			$5,674,788	$(342,440)
(Value on Settlement Date $6,017,228)

Futures Contracts
			Underlying Face
Contracts Purchased		Expiration Date	Amount at Value	Unrealized Gain (Loss)
73	U.S. Long Bond	September 2010	$ 8,953,906	$(80,020)
18	U.S. Treasury 10-Year Notes	September 2010	2,157,750	(7,353)
			$11,111,656	$(87,373)

			Underlying Face
Contracts Sold		Expiration Date	Amount at Value	Unrealized Gain (Loss)
232	U.S. Treasury 2-Year Notes	September 2010	$50,608,625	$(62,145)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$5,800,000	Pay quarterly a fixed rate equal to 0.12% per annum	—	$183,287
	multiplied by the notional amount and receive from
	Barclays Bank plc upon each default event of Pfizer,
	Inc., par value of the proportional notional amount of
	Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.

Strategic Allocation: Moderate

Notes to Schedule of Investments
ADR = American Depositary Receipt	(1)	Non-income producing.
AUD = Australian Dollar	(2)	Category is less than 0.05% of total net assets.
CAD = Canadian Dollar	(3)	Security, or a portion thereof, has been segregated for when-
CHF = Swiss Franc		issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was
CVA = Certificaten Van Aandelen		$62,383,000.
DKK = Danish Krone	(4)	Security was purchased under Rule 144A of the Securities Act of
Equivalent = Security whose principal payments are backed by the full		1933 or is a private placement and, unless registered under the
faith and credit of the United States		Act or exempted from registration, may only be sold to qualified
ETF = Exchange Traded Fund		institutional investors. The aggregate value of these securities at the period end was $14,970,877, which represented 1.0% of total
EUR = Euro		net assets.
FHLMC = Federal Home Loan Mortgage Corporation	(5)	Step-coupon security. These securities are issued with a zero-
FNMA = Federal National Mortgage Association		coupon and become interest bearing at a predetermined rate and
GBP = British Pound		date and are issued at a substantial discount from their value
GDR = Global Depositary Receipt		at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.
GNMA = Government National Mortgage Association	(6)	Final maturity indicated, unless otherwise noted.
GO = General Obligation	(7)	The debt is guaranteed under the Federal Deposit Insurance
JPY = Japanese Yen		Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
LB-UBS = Lehman Brothers, Inc. — UBS AG		is backed by the full faith and credit of the United States. The
LIBOR = London Interbank Offered Rate		expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.
LOC = Letter of Credit
	(8)	When-issued security.
MASTR = Mortgage Asset Securitization Transactions, Inc.
	(9)	Perpetual security. These securities do not have a predetermined
NOK = Norwegian Krone		maturity date. The coupon rates are fixed for a period of time and
NVDR = Non-Voting Depositary Receipt		may be structured to adjust thereafter. Interest reset or next call
NZD = New Zealand Dollar		date is indicated, as applicable.
OJSC = Open Joint Stock Company

PIK = Payment in Kind	See Notes to Financial Statements.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEK = Swedish Krona
SEQ = Sequential Payer
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar
VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,312,618,219)	$1,459,113,611
Foreign currency holdings, at value (cost of $559,955)	559,655
Receivable for investments sold	8,957,277
Receivable for capital shares sold	1,467,337
Receivable for forward foreign currency exchange contracts	189,391
Receivable for variation margin on futures contracts	22,719
Swap agreements, at value	183,287
Dividends and interest receivable	6,610,214
Other assets	23,753
1,477,127,244

Liabilities
Disbursements in excess of demand deposit cash	264,379
Payable for investments purchased	9,650,724
Payable for capital shares redeemed	1,328,063
Payable for variation margin on futures contracts	97,875
Payable for forward foreign currency exchange contracts	365,927
Accrued management fees	1,270,423
Service fees (and distribution fees — A Class and R Class) payable	138,216
Distribution fees payable	64,726
Accrued foreign taxes	69,104
13,249,437

Net Assets	$1,463,877,807

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,487,806,643
Undistributed net investment income	4,669,322
Accumulated net realized loss on investment and foreign currency transactions	(174,814,010)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	146,215,852
$1,463,877,807

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$571,530,752	98,389,834	$5.81
Institutional Class, $0.01 Par Value	$209,391,641	36,042,034	$5.81
A Class, $0.01 Par Value	$550,087,190	94,826,383	$5.80*
B Class, $0.01 Par Value	$26,195,425	4,514,616	$5.80
C Class, $0.01 Par Value	$84,093,792	14,469,865	$5.81
R Class, $0.01 Par Value	$22,579,007	3,896,016	$5.80
*Maximum offering price $6.15 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $267,633)	$ 9,896,215
Interest	10,612,563
20,508,778

Expenses:
Management fees	8,240,117
Distribution fees:
B Class	104,387
C Class	311,501
Service fees:
B Class	34,796
C Class	103,834
Distribution and service fees:
A Class	700,786
R Class	54,615
Directors’ fees and expenses	34,752
Other expenses	17,212
9,602,000

Net investment income (loss)	10,906,778

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $182,189)	76,278,711
Futures contract transactions	(2,199,978)
Swap agreement transactions	(3,519)
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $18,409)	(825,108)
73,250,106

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(233,507))	(79,743,880)
Futures contracts	(183,063)
Swap agreements	(29,350)
Translation of assets and liabilities in foreign currencies	(334,764)
(80,291,057)

Net realized and unrealized gain (loss)	(7,040,951)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 3,865,827

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 10,906,778	$ 24,732,579
Net realized gain (loss)	73,250,106	(141,182,492)
Change in net unrealized appreciation (depreciation)	(80,291,057)	418,918,894
Net increase (decrease) in net assets resulting from operations	3,865,827	302,468,981

Distributions to Shareholders
From net investment income:
Investor Class	(4,152,764)	(9,507,015)
Institutional Class	(3,078,887)	(7,031,580)
A Class	(3,401,622)	(8,276,702)
B Class	(57,385)	(256,957)
C Class	(166,955)	(593,187)
R Class	(101,847)	(190,533)
Decrease in net assets from distributions	(10,959,460)	(25,855,974)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(147,618,367)	20,567,438

Net increase (decrease) in net assets	(154,712,000)	297,180,445

Net Assets
Beginning of period	1,618,589,807	1,321,409,362
End of period	$1,463,877,807	$1,618,589,807

Undistributed net investment income	$4,669,322	$4,722,004

See Notes to Financial Statements.

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its mix of asset types. The fund pursues its objective by diversifying investments among three asset classes —equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of the fund. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended May 28, 2010 was 1.06% for the Investor Class, A Class, B Class, C Class and R Class and 0.86% for the Institutional Class.

ACIM has entered into a Subadvisory Agreement with American Century Global Investment Management, Inc. (ACGIM) (the subadvisor) (see Note 10) on behalf of the fund. The subadvisor makes investment decisions for the international and emerging markets portions of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining ACGIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 28, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the corporation’s subadvisor, ACGIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended May 28, 2010, totaled $727,778,828, of which $74,062,387 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, totaled $882,005,848, of which $126,628,207 represented U.S. Treasury and Agency obligations.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended May 28, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	10,506,959	$ 62,555,692	26,640,887	$ 136,441,532
Issued in reinvestment of distributions	677,412	4,066,019	1,847,342	9,296,010
Redeemed	(9,073,215)	(53,738,413)	(26,645,945)	(137,317,623)
	2,111,156	12,883,298	1,842,284	8,419,919
Institutional Class/Shares Authorized	350,000,000		350,000,000
Sold	6,326,542	37,698,441	22,808,149	113,226,447
Issued in reinvestment of distributions	513,356	3,078,887	1,404,067	7,031,580
Redeemed	(33,747,743)	(195,858,437)	(25,021,001)	(128,161,282)
	(26,907,845)	(155,081,109)	(808,785)	(7,903,255)
A Class/Shares Authorized	350,000,000		350,000,000
Sold	16,461,147	97,306,440	35,692,721	180,949,659
Issued in reinvestment of distributions	546,690	3,274,673	1,595,561	8,013,380
Redeemed	(18,121,484)	(107,811,897)	(38,582,211)	(193,950,805)
	(1,113,647)	(7,230,784)	(1,293,929)	(4,987,766)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	56,693	335,483	769,306	3,842,363
Issued in reinvestment of distributions	8,766	52,409	45,299	226,632
Redeemed	(554,481)	(3,295,110)	(1,111,717)	(5,625,297)
	(489,022)	(2,907,218)	(297,112)	(1,556,302)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	1,955,929	11,659,947	5,846,505	29,827,726
Issued in reinvestment of distributions	23,180	138,763	92,712	467,369
Redeemed	(1,441,122)	(8,594,223)	(2,670,687)	(13,412,280)
	537,987	3,204,487	3,268,530	16,882,815
R Class/Shares Authorized	50,000,000		50,000,000
Sold	739,292	4,407,508	2,718,347	13,904,896
Issued in reinvestment of distributions	16,935	101,317	37,266	189,082
Redeemed	(502,695)	(2,995,866)	(864,590)	(4,381,951)
	253,532	1,512,959	1,891,023	9,712,027
Net increase (decrease)	(25,607,839)	$(147,618,367)	4,602,011	$ 20,567,438

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$684,794,392	—	—
Foreign Common Stocks & Rights	36,127,040	$175,160,490	—
U.S. Treasury Securities	—	150,965,820	—
Corporate Bonds	—	129,051,945	—
U.S. Government Agency Mortgage-Backed Securities	—	93,689,063	—
Sovereign Governments & Agencies	—	37,645,475	—
U.S. Government Agency Securities and Equivalents	—	34,369,112	—
Collateralized Mortgage Obligations	—	14,082,686	—
Commercial Mortgage-Backed Securities	—	13,038,500	—
Municipal Securities	—	10,797,851	—
Convertible Preferred Stocks	—	517,890	—
Preferred Stocks	—	148,945	—
Asset-Backed Securities	—	147,613	—
Temporary Cash Investments	78,576,789	—	—
Total Value of Investment Securities	$799,498,221	$659,615,390	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(176,536)	—
Futures Contracts	$(149,518)	—	—
Swap Agreements	—	183,287	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(149,518)	$ 6,751	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund held no equity price risk derivative instruments at period end. The fund regularly participated in equity price risk derivative instruments during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of May 28, 2010
	Asset Derivatives		Liability Derivatives
	Location on Statement of		Location on Statement of
Type of Derivative	Assets and Liabilities	Value	Assets and Liabilities	Value
Credit Risk	Swap agreements	$183,287	Swap agreements	—
Foreign Currency Risk	Receivable for forward foreign	189,391	Payable for forward foreign	$365,927
	currency exchange contracts		currency exchange contracts
Interest Rate Risk	Receivable for variation margin	22,719	Payable for variation margin	97,875
	on futures contracts		on futures contracts
		$395,397		$463,802

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended
May 28, 2010
			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations	Value	Statement of Operations	Value
Credit Risk	Net realized gain (loss) on	$ (3,519)	Change in net unrealized	$ (29,350)
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Equity Price Risk	Net realized gain (loss) on	(2,422,769)	Change in net unrealized	(16,288)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	(91,621)	Change in net unrealized	(226,386)
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
Interest Rate Risk	Net realized gain (loss) on	222,791	Change in net unrealized	(166,775)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$(2,295,118)		$(438,799)

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, foreign taxes, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,363,811,734
Gross tax appreciation of investments	$128,852,220
Gross tax depreciation of investments	(33,550,343)
Net tax appreciation (depreciation) of investments	$ 95,301,877

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2009, the fund had accumulated capital losses of $(183,056,525), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(25,711,384) and $(157,345,141) expire in 2016 and 2017, respectively.

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010 and took effect on July 16, 2010. The new agreement is also substantially identical to the terminated agreement (except for the date and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

Financial Highlights

Strategic Allocation: Moderate

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.83	$4.84	$7.64	$7.36	$7.00	$6.72
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.09	0.13	0.15	0.14	0.11
Net Realized and
Unrealized Gain (Loss)	(0.02)	1.00	(2.01)	0.70	0.68	0.42
Total From
Investment Operations	0.02	1.09	(1.88)	0.85	0.82	0.53
Distributions
From Net
Investment Income	(0.04)	(0.10)	(0.15)	(0.15)	(0.12)	(0.10)
From Net
Realized Gains	—	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.04)	(0.10)	(0.92)	(0.57)	(0.46)	(0.25)
Net Asset Value,
End of Period	$5.81	$5.83	$4.84	$7.64	$7.36	$7.00

Total Return(3)	0.37%	22.86%	(27.85)%	12.26%	12.49%	8.04%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.07%(4)	1.08%	1.06%	1.05%	1.05%	1.06%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.46%(4)	1.83%	2.09%	2.00%	2.00%	1.58%
Portfolio Turnover Rate	48%	135%	163%	147%	203%	206%
Net Assets, End of Period
(in thousands)	$571,531	$561,341	$457,057	$831,559	$1,039,386	$914,923
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
See Notes to Financial Statements.

Strategic Allocation: Moderate

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.83	$4.84	$7.64	$7.36	$7.01	$6.73
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.11	0.14	0.16	0.15	0.12
Net Realized and
Unrealized Gain (Loss)	(0.02)	0.99	(2.01)	0.70	0.68	0.42
Total From
Investment Operations	0.03	1.10	(1.87)	0.86	0.83	0.54
Distributions
From Net
Investment Income	(0.05)	(0.11)	(0.16)	(0.16)	(0.14)	(0.11)
From Net
Realized Gains	—	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.05)	(0.11)	(0.93)	(0.58)	(0.48)	(0.26)
Net Asset Value,
End of Period	$5.81	$5.83	$4.84	$7.64	$7.36	$7.01

Total Return(3)	0.48%	23.11%	(27.70)%	12.48%	12.55%	8.24%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.87%(4)	0.88%	0.86%	0.85%	0.85%	0.86%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.66%(4)	2.03%	2.29%	2.20%	2.20%	1.78%
Portfolio Turnover Rate	48%	135%	163%	147%	203%	206%
Net Assets, End of Period
(in thousands)	$209,392	$367,093	$308,684	$520,500	$492,180	$457,123
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Strategic Allocation: Moderate

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.82	$4.83	$7.63	$7.35	$7.00	$6.72
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.04	0.08	0.12	0.13	0.12	0.09
Net Realized and
Unrealized Gain (Loss)	(0.02)	1.00	(2.02)	0.70	0.68	0.42
Total From
Investment Operations	0.02	1.08	(1.90)	0.83	0.80	0.51
Distributions
From Net
Investment Income	(0.04)	(0.09)	(0.13)	(0.13)	(0.11)	(0.08)
From Net
Realized Gains	—	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.04)	(0.09)	(0.90)	(0.55)	(0.45)	(0.23)
Net Asset Value,
End of Period	$5.80	$5.82	$4.83	$7.63	$7.35	$7.00

Total Return(4)	0.24%	22.60%	(28.07)%	11.99%	12.06%	7.76%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.32%(5)	1.33%	1.31%	1.30%	1.30%	1.31%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.21%(5)	1.58%	1.84%	1.75%	1.75%	1.33%
Portfolio Turnover Rate	48%	135%	163%	147%	203%	206%
Net Assets, End of Period
(in thousands)	$550,087	$558,588	$469,970	$410,570	$426,664	$400,520
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 28, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

Strategic Allocation: Moderate

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.82	$4.83	$7.63	$7.35	$6.99	$6.72
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.04	0.07	0.07	0.07	0.04
Net Realized and
Unrealized Gain (Loss)	(0.02)	1.00	(2.02)	0.71	0.69	0.41
Total From
Investment Operations	(0.01)	1.04	(1.95)	0.78	0.76	0.45
Distributions
From Net
Investment Income	(0.01)	(0.05)	(0.08)	(0.08)	(0.06)	(0.03)
From Net
Realized Gains	—	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.01)	(0.05)	(0.85)	(0.50)	(0.40)	(0.18)
Net Asset Value,
End of Period	$5.80	$5.82	$4.83	$7.63	$7.35	$6.99

Total Return(3)	(0.15)%	21.69%	(28.61)%	11.16%	11.39%	6.86%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.07%(4)	2.08%	2.06%	2.05%	2.05%	2.06%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.46%(4)	0.83%	1.09%	1.00%	1.00%	0.58%
Portfolio Turnover Rate	48%	135%	163%	147%	203%	206%
Net Assets, End of Period
(in thousands)	$26,195	$29,134	$25,620	$35,619	$32,811	$7,850
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Strategic Allocation: Moderate

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.83	$4.84	$7.64	$7.36	$7.00	$6.72
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.04	0.07	0.07	0.07	0.04
Net Realized and
Unrealized Gain (Loss)	(0.02)	1.00	(2.02)	0.71	0.69	0.42
Total From
Investment Operations	(0.01)	1.04	(1.95)	0.78	0.76	0.46
Distributions
From Net
Investment Income	(0.01)	(0.05)	(0.08)	(0.08)	(0.06)	(0.03)
From Net
Realized Gains	—	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.01)	(0.05)	(0.85)	(0.50)	(0.40)	(0.18)
Net Asset Value,
End of Period	$5.81	$5.83	$4.84	$7.64	$7.36	$7.00

Total Return(3)	(0.15)%	21.64%	(28.56)%	11.15%	11.37%	6.96%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.07%(4)	2.08%	2.06%	2.05%	2.05%	2.06%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.46%(4)	0.83%	1.09%	1.00%	1.00%	0.58%
Portfolio Turnover Rate	48%	135%	163%	147%	203%	206%
Net Assets, End of Period
(in thousands)	$84,094	$81,248	$51,619	$46,978	$32,789	$19,502
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Strategic Allocation: Moderate

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.82	$4.83	$7.63	$7.35	$6.99	$6.72
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.07	0.10	0.12	0.11	0.08
Net Realized and
Unrealized Gain (Loss)	(0.02)	0.99	(2.02)	0.69	0.68	0.41
Total From
Investment Operations	0.01	1.06	(1.92)	0.81	0.79	0.49
Distributions
From Net
Investment Income	(0.03)	(0.07)	(0.11)	(0.11)	(0.09)	(0.07)
From Net
Realized Gains	—	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.03)	(0.07)	(0.88)	(0.53)	(0.43)	(0.22)
Net Asset Value,
End of Period	$5.80	$5.82	$4.83	$7.63	$7.35	$6.99

Total Return(3)	0.11%	22.30%	(28.24)%	11.72%	11.95%	7.35%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.57%(4)	1.58%	1.56%	1.55%	1.55%	1.52%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.96%(4)	1.33%	1.59%	1.50%	1.50%	1.12%(5)
Portfolio Turnover Rate	48%	135%	163%	147%	203%	206%
Net Assets, End of Period
(in thousands)	$22,579	$21,186	$8,458	$4,051	$837	$254
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.56% and 1.08%, respectively.

See Notes to Financial Statements.

Board Approval of Management and Subadvisory Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Global Investment Management, Inc. (“ACGIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subadvisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subadvisor after the termination of the Prior Agreements and until shareholder approval of a new management agreement with the Advisor (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.

The Board did not approve a new permanent subadvisory agreement with ACGIM as American Century has indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, resulting in a single investment advisor for the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of the Subadvisor in the Proposed Agreement. Under the Proposed Agreement, the Advisor will provide the same services as provided by the Advisor and the Subadvisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subadvisor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of both the Advisor and the Subadvisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor (and, historically, the Subadvisor) utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable

Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The Barclays Capital U.S. 1- to 3-Month Treasury Bill Index is a component of the Short Treasury Index, which includes aged U.S. Treasury bills, notes and bonds and excludes zero coupon strips.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High-Yield Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets. The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Strategic Asset Allocations, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68678

Semiannual Report
May 28, 2010

American Century Investments®

Strategic Allocation: Conservative Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Returns	4

Strategic Allocation: Conservative

Performance	5
Portfolio Commentary	7
Top Ten Stock Holdings	9
Geographic Composition of Stock Holdings	9
Key Fixed-Income Portfolio Statistics	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	42
Statement of Operations	43
Statement of Changes in Net Assets	44
Notes to Financial Statements	45
Financial Highlights	54

Other Information

Board Approval of Management and Subadvisory Agreements	60
Additional Information	66
Index Definitions	67

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

U.S. Stocks Continued to Advance

The U.S. stock market posted positive returns for the six months ended May 28, 2010, thanks to improving economic conditions and unexpectedly strong corporate earnings.

Signs of improvement were evident across many segments of the economy during the six months—manufacturing activity picked up, consumer spending improved, and the unemployment rate began to fall after reaching a 26-year high in October 2009. In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins.

Despite the favorable economic and profit news, the market’s rally was blunted by a pullback over the last six weeks of the period as sovereign debt issues in Europe led to concerns about the sustainability of the economic recovery. Nonetheless, stocks advanced overall, led by double-digit gains for small- and mid-cap stocks (see the table below).

Foreign Stocks Hurt by Sovereign Debt Crisis

In contrast to the domestic market, international stocks fell for the six-month period. The primary factor in the overall decline was currency weakness in Europe—the euro plunged by 18% versus the U.S. dollar amid concerns about the sovereign debt problems in Greece and elsewhere in Europe. Emerging markets held up better than developed markets, though they also posted modestly negative returns. Among developed markets, Japan was the best performer, while European bourses suffered the largest declines.

Bonds Posted Modest Gains

U.S. bonds advanced for the six months, though returns were generally subdued across all sectors. The exception was commercial mortgage-backed securities, which generated double-digit gains as credit conditions in the commercial property sector improved markedly.

Among other bond market sectors, corporate bonds were the best performers, benefiting from the improving economic environment, but their gains were muted late in the period by investors’ shift into less-risky assets in response to the sovereign debt crisis in Europe. Treasury bonds, on the other hand, benefited from the flight to quality, offsetting earlier declines as Treasury issuance increased to fund a widening fiscal deficit. Residential mortgage-backed securities lagged as delinquencies and foreclosures continued to increase.

Six-Month Market Returns*
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	1.53%	Barclays Capital U.S. Aggregate Index	2.08%
Russell Midcap Index	10.41%	Barclays Capital U.S. Corporate High-Yield Index	6.61%
Russell 2000 Index (small-cap)	14.84%	*Total returns for periods less than one year are not annualized and are
Foreign Stocks		based on the period ending May 31, 2010, the date nearest the report
		date for which data are available.
MSCI EAFE Index	–11.09%
MSCI EM Index	–1.74%

4

Performance

Strategic Allocation: Conservative

Total Returns as of May 28, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year(2)	5 years(2)	10 years(2)	Inception	Date
Investor Class	TWSCX	0.09%	11.26%	3.23%	3.91%	5.51%	2/15/96
S&P 500 Index(3)	—	0.40%	20.99%	0.31%	-0.82%	5.65%(4)	—
Barclays Capital U.S.
Aggregate Index(3)(5)	—	2.08%	8.42%	5.33%	6.52%	6.25%(4)	—
Citigroup US Broad
Investment-Grade Bond Index(3)	—	1.81%	7.97%	5.54%	6.66%	6.34%(4)	—
Barclays Capital U.S. 1- to
3-Month Treasury Bill Index(3)(5)	—	0.04%	0.12%	2.68%	2.61%	3.37%(4)	—
90-Day U.S. Treasury
Bill Index(3)	—	0.06%	0.12%	2.52%	2.47%	3.23%(4)	—
Institutional Class	ACCIX	0.19%	11.25%	3.44%	—	4.04%	8/1/00
A Class(6)	ACCAX						10/2/96
No sales charge*		-0.04%	10.98%	2.98%	3.66%	5.26%
With sales charge*		-5.73%	4.70%	1.76%	3.05%	4.81%
B Class	ACVBX						9/30/04
No sales charge*		-0.43%	9.92%	2.20%	—	2.75%
With sales charge*		-5.43%	5.92%	2.02%	—	2.60%
C Class	AACCX						9/30/04
No sales charge*		-0.43%	9.92%	2.20%	—	2.74%
With sales charge*		-1.42%	9.92%	2.20%	—	2.74%
R Class	AACRX	-0.17%	10.48%	2.68%	—	2.78%	3/31/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the periods beginning June 1, 2009 for the one-year returns, June 1, 2005 for the five-year returns, and June 1, 2000 for the ten-year returns.
(3)	Index returns are based on the periods ending May 31, 2010, the date nearest the report date for which data are available.
(4)	Index returns from February 29, 1996, the date nearest the Investor Class’s inception for which data are available through May 31, 2010, the date nearest the report date for which data are available.
(5)	In January 2010, the fund’s benchmarks changed from the Citigroup US Broad Investment-Grade Bond Index to the Barclays Capital U.S. Aggregate
Index and from the 90-Day U.S. Treasury Bill Index to the Barclays Capital U.S. 1- to 3-Month Treasury Bill Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.
(6)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Strategic Allocation: Conservative

*Ending values through May 31, 2010, the date nearest the report date for which data are available.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Strategic Allocation: Conservative

Portfolio Managers: Enrique Chang, Scott Wittman, Richard Weiss, and Irina Torelli

In May 2010, Richard Weiss joined the portfolio management team for the Strategic Allocation funds. Mr. Weiss is a veteran investment professional with 26 years of experience, most recently as chief investment officer for City National Bank in California.

Performance Summary

Strategic Allocation: Conservative returned 0.09%* for the six months ended May 28, 2010. The fund’s fractional gain reflected muted returns for many of the asset classes represented in the portfolio—including the broad U.S. stock and bond indices, as well as cash-equivalent investments—coupled with declines in foreign stocks and bonds.

Strategic Allocation: Conservative’s neutral asset mix throughout the six-month period was 45% stocks, 47% bonds, and 8% cash-equivalent investments. However, the portfolio’s actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In an effort to enhance performance and improve the fund’s ability to meet its investment objective, we typically make modest tactical adjustments to the fund’s actual asset mix. We maintained a conservative tactical allocation for the portfolio over the last six months, with a slight underweight position in stocks and a matching overweight position in bonds.

This continued defensive positioning reflected the increasing uncertainty in our economic outlook, given the mixture of positive (improving corporate earnings growth) and negative (high unemployment and rising fiscal deficits) developments. Overall, however, our tactical positioning had little impact on fund performance during the six-month period as returns in the stock and bond markets were fairly similar, both domestically and overseas.

Bond Component Lagged

The fund’s fixed-income portion advanced for the six-month period but failed to keep pace with the broad bond indices. As stated in the last shareholder report six months ago, we recently added strategic weightings in two new segments of the bond market—foreign bonds and Treasury inflation-protected securities (TIPS). Although we believe these strategic weightings will prove beneficial to fund performance over the long term, they were a drag on results over the past six months. International bonds posted double-digit declines amid currency weakness in Europe, while benign inflation expectations kept TIPS in check.

On the positive side, our focus on relative value led us to hold an underweight position in Treasury bonds, where yields were at historically low levels, and an overweight position in high-quality corporate bonds, which were trading at attractive levels relative to Treasury securities. This positioning paid off as Treasury bonds underperformed during the period and corporate bonds outperformed. Within our mortgage-related holdings, an emphasis on commercial mortgage-backed securities and residential mortgage-backed bonds issued by non-government agencies added value.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

7

Strategic Allocation: Conservative

Stocks Gained Ground

The fund’s equity holdings posted positive results for the six months. As of January 1, 2010, we broadened the diversification of the portfolio’s equity component by adding small positions in small-cap growth and small-cap value stocks, as well as real estate investment trusts (REITs). These additions proved timely as REITs and small-cap issues were among the top-performing segments of the stock market during the six-month period. In particular, REITs generated returns of nearly 20% as economic and credit conditions improved.

The portfolio also benefited from favorable stock selection among large-cap growth stocks, small-cap growth shares, and REITs. Although the fund’s modest exposure to foreign equities weighed on absolute performance as international stocks declined overall, stock selection in this segment of the portfolio helped mitigate some of the negative impact.

On the downside, our tactical overweight position in growth-oriented stocks—and an underweight position in value issues—detracted from performance as value shares outperformed across all market capitalizations. We continue to believe that growth stocks will benefit disproportionately as the economic recovery eventually gains traction, so we are maintaining our overweight position.

Stock selection among the fund’s value holdings, particularly in the large-and mid-cap portions of the portfolio, hurt overall results. The portfolio’s mid-cap growth holdings were also notable underperformers for the period.

Outlook

We appear to be facing what some have called a “square root” economic recovery—after a sharp decline in late 2008 and early 2009, the economy enjoyed a robust but brief period of growth, and now we are experiencing a plateau of modest but steady economic activity. The current level of growth is sufficient to keep the economy from sliding back into recession, but not enough to reverse or undo much of the damage caused by the previous downturn.

Additionally, a substantial debt overhang further clouds the global economic outlook. Soaring budget deficits in a number of European countries have led to a crisis in confidence regarding their sovereign debt. In the U.S., many state governments are struggling to balance their budgets amid declining tax revenues, while consumer debt levels remain near record highs. The inevitable continuation of deleveraging is likely to constrain growth going forward.

Consequently, we remain cautious in our tactical allocation. We intend to maintain our current conservative positioning, with a continued underweight in stocks and a corresponding overweight in bonds. We continue to believe that broad-based diversification among asset classes and within asset classes is essential to long-term investing success.

8

Strategic Allocation: Conservative

Top Ten Stock Holdings
% of net assets as of 5/28/10
Exxon Mobil Corp.	0.8%
JPMorgan Chase & Co.	0.6%
AT&T, Inc.	0.5%
Microsoft Corp.	0.5%
Bank of America Corp.	0.5%
Chevron Corp.	0.5%
Johnson & Johnson	0.5%
General Electric Co.	0.5%
Apple, Inc.	0.4%
Wells Fargo & Co.	0.4%

Geographic Composition of Stock Holdings
% of net assets as of 5/28/10
United States	36.3%
United Kingdom	1.5%
Switzerland	0.9%
Japan	0.9%
Other Countries	3.4%

Key Fixed-Income Portfolio Statistics
As of 5/28/10
Weighted Average Life	7.4 years
Average Duration (effective)	5.0 years

Types of Investments in Portfolio
% of net assets as of 5/28/10
Domestic Common Stocks	36.3%
Foreign Common Stocks	6.7%
U.S. Treasury Securities	15.3%
U.S. Government Agency Mortgage-Backed Securities	10.6%
Corporate Bonds	10.4%
Sovereign Governments & Agencies	6.7%
U.S. Government Agency Securities and Equivalents	3.8%
Municipal Securities	1.9%
Commercial Mortgage-Backed Securities	1.4%
Collateralized Mortgage Obligations	0.4%
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Temporary Cash Investments	6.4%
Other Assets and Liabilities	0.1%
*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 – 5/28/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,000.90	$4.91	1.00%
Institutional Class	$1,000	$1,001.90	$3.93	0.80%
A Class	$1,000	$999.60	$6.13	1.25%
B Class	$1,000	$995.70	$9.79	2.00%
C Class	$1,000	$995.70	$9.79	2.00%
R Class	$1,000	$998.30	$7.35	1.50%
Hypothetical
Investor Class	$1,000	$1,019.62	$4.95	1.00%
Institutional Class	$1,000	$1,020.60	$3.96	0.80%
A Class	$1,000	$1,018.39	$6.19	1.25%
B Class	$1,000	$1,014.71	$9.88	2.00%
C Class	$1,000	$1,014.71	$9.88	2.00%
R Class	$1,000	$1,017.16	$7.42	1.50%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Strategic Allocation: Conservative

MAY 28, 2010 (UNAUDITED)
	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 43.0%			JetBlue Airways Corp.(1)	1,171	$ 7,260
AEROSPACE & DEFENSE — 0.9%			Ryanair Holdings plc
			ADR(1)	5,800	136,532
AAR Corp.(1)	399	$ 7,860
			SkyWest, Inc.	451	6,614
AerCap Holdings NV(1)	4,587	54,998
			Southwest Airlines Co.	3,930	48,889
Aerovironment, Inc.(1)	322	8,063
			UAL Corp.(1)	2,255	45,123
Alliant Techsystems, Inc.(1)	368	25,315			382,549
BE Aerospace, Inc.(1)	10,200	276,624	AUTO COMPONENTS — 0.1%
Boeing Co. (The)	4,809	308,642	American Axle &
Ceradyne, Inc.(1)	344	7,413	Manufacturing
Curtiss-Wright Corp.	1,273	42,162	Holdings, Inc.(1)	416	3,732
Esterline Technologies			BorgWarner, Inc.(1)	8,148	303,594
Corp.(1)	161	8,639	Cooper Tire & Rubber Co.	564	10,665
Goodrich Corp.	6,300	437,220	Lear Corp.(1)	86	5,820
Honeywell			Standard Motor
International, Inc.	15,900	680,043	Products, Inc.	967	8,094
L-3 Communications			TRW Automotive
Holdings, Inc.	3,103	256,401	Holdings Corp.(1)	7,443	223,885
Ladish Co., Inc.(1)	1,034	26,139			555,790
Lockheed Martin Corp.	3,700	295,704	AUTOMOBILES — 0.2%
Moog, Inc., Class A(1)	591	19,509	Bayerische Motoren
Northrop Grumman Corp.	14,779	893,982	Werke AG	7,450	343,205
Precision Castparts Corp.	1,700	198,390	Daimler AG(1)	7,060	348,011
Raytheon Co.	6,386	334,690	Ford Motor Co.(1)	13,830	162,226
Rockwell Collins, Inc.	6,411	374,018	Honda Motor Co. Ltd.	14,500	440,426
Rolls-Royce Group plc(1)	24,446	207,750			1,293,868
Rolls-Royce Group plc			BEVERAGES — 0.7%
C Shares(1)	2,561,940	3,705	Anheuser-Busch InBev NV	6,510	311,409
Triumph Group, Inc.	785	54,487	Boston Beer Co., Inc.,
		4,521,754	Class A(1)	312	20,608
AIR FREIGHT & LOGISTICS — 0.3%			Carlsberg A/S B Shares	2,430	183,530
Atlas Air Worldwide			Coca-Cola Co. (The)	29,212	1,501,497
Holdings, Inc.(1)	4,043	211,328	Coca-Cola
C.H. Robinson			Enterprises, Inc.	17,579	458,812
Worldwide, Inc.	589	34,227	Cott Corp.(1)	4,974	36,459
Expeditors International			Dr Pepper Snapple
of Washington, Inc.	4,600	175,674	Group, Inc.	7,048	266,837
FedEx Corp.	1,365	113,964	PepsiCo, Inc.	9,220	579,846
Hub Group, Inc., Class A(1)	988	30,233	Pernod-Ricard SA	3,581	268,544
United Parcel Service,					3,627,542
Inc., Class B	12,854	806,717	BIOTECHNOLOGY — 0.5%
UTi Worldwide, Inc.	430	6,213	Acorda
		1,378,356	Therapeutics, Inc.(1)	527	18,118
AIRLINES — 0.1%			Alexion
Allegiant Travel Co.	120	6,635	Pharmaceuticals, Inc.(1)	5,608	280,568
British Airways plc(1)	45,390	131,496	Alkermes, Inc.(1)	739	8,391

12

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Amgen, Inc.(1)	24,426	$ 1,264,778	Goldman Sachs Group,
Biogen Idec, Inc.(1)	5,146	244,075	Inc. (The)	8,844	$ 1,275,835
			HFF, Inc., Class A(1)	3,027	23,913
Cephalon, Inc.(1)	3,803	223,845
Cepheid, Inc.(1)	491	8,779	Invesco Ltd.	9,264	171,940
Cubist			Investment Technology
			Group, Inc.(1)	1,582	26,672
Pharmaceuticals, Inc.(1)	4,092	87,978
Dendreon Corp.(1)	666	28,904	Knight Capital Group, Inc.,
			Class A(1)	419	6,122
Gilead Sciences, Inc.(1)	14,767	530,431	Legg Mason, Inc.	530	15,752
Human Genome			MCG Capital Corp.	1,354	7,379
Sciences, Inc.(1)	1,200	29,712
			Morgan Stanley	15,300	414,783
Incyte Corp. Ltd.(1)	687	8,855
			Northern Trust Corp.	20,195	1,026,108
InterMune, Inc.(1)	423	3,824
			PennantPark
Onyx			Investment Corp.	913	9,153
Pharmaceuticals, Inc.(1)	497	11,078
			Piper Jaffray Cos.(1)	387	12,813
PDL BioPharma, Inc.	2,312	12,416	Prospect Capital Corp.	1,010	10,413
Regeneron
Pharmaceuticals, Inc.(1)	401	11,457	Pzena Investment
			Management, Inc., Class A	862	6,043
Talecris Biotherapeutics
Holdings Corp.(1)	3,935	65,242	Schroders plc	8,336	159,600
Theravance, Inc.(1)	598	7,601	State Street Corp.	12,117	462,506
			TradeStation Group, Inc.(1)	1,644	11,689
		2,846,052
BUILDING PRODUCTS — 0.1%					5,747,144
Apogee Enterprises, Inc.	484	6,611	CHEMICALS — 0.8%
Asahi Glass Co. Ltd.	36,000	377,397	A. Schulman, Inc.	279	6,201
Griffon Corp.(1)	548	6,653	Air Liquide SA	2,986	290,121
Simpson Manufacturing			Akzo Nobel NV	3,270	166,195
Co., Inc.	223	6,516	Arch Chemicals, Inc.	312	10,689
		397,177	Ashland, Inc.	1,632	87,492
CAPITAL MARKETS — 1.1%			BASF SE	6,390	334,988
Ameriprise Financial, Inc.	14,191	564,660	Cabot Corp.	660	18,487
Apollo Investment Corp.	3,769	39,311	CF Industries
Ares Capital Corp.	1,375	18,617	Holdings, Inc.	2,233	153,161
Artio Global Investors, Inc.	666	12,314	Cytec Industries, Inc.	2,504	106,996
			E.I. du Pont de
Bank of New York			Nemours & Co.	20,100	727,017
Mellon Corp. (The)	24,982	679,510
			Ferro Corp.(1)	648	5,838
BGC Partners, Inc.,
Class A	3,307	20,603	Georgia Gulf Corp.(1)	634	11,032
BlackRock, Inc.	643	107,947	H.B. Fuller Co.	419	8,937
Calamos Asset			Huntsman Corp.	1,047	10,449
Management, Inc., Class A	838	9,218	International Flavors &
Charles Schwab Corp.			Fragrances, Inc.	2,300	102,350
(The)	17,350	283,499	Intrepid Potash, Inc.(1)	529	13,045
Cohen & Steers, Inc.	840	20,328	Kraton Performance
Credit Suisse Group AG	8,600	333,393	Polymers, Inc.(1)	331	6,785
E*TRADE Financial			Lubrizol Corp.	3,511	310,969
Corp.(1)	5,866	8,682	Minerals
Fifth Street Finance Corp.	731	8,341	Technologies, Inc.	5,384	287,775
			Olin Corp.	602	11,540

13

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
OM Group, Inc.(1)	3,748	$ 111,878	FNB Corp.	849	$ 6,953
PPG Industries, Inc.	12,576	805,744	Fulton Financial Corp.	2,203	21,920
Sensient Technologies			Hampton Roads
Corp.	678	18,774	Bankshares, Inc.(1)	2,328	4,563
Sherwin-Williams Co.			Heritage Financial Corp.(1)	741	11,093
(The)	1,368	104,830	HSBC Holdings plc	78,138	708,542
Shin-Etsu Chemical			Huntington
Co. Ltd.	2,300	115,967	Bancshares, Inc.	729	4,491
Sigma-Aldrich Corp.	3,478	185,308	IBERIABANK Corp.	107	5,878
Solutia, Inc.(1)	3,355	50,828	Independent Bank Corp.	696	16,857
Syngenta AG	633	139,858	KBC Groep NV(1)	4,540	175,687
Valspar Corp.	2,290	71,837	KeyCorp	5,505	44,150
W.R. Grace & Co.(1)	1,104	28,296	Lakeland Financial Corp.	537	10,847
		4,303,387	Marshall & Ilsley Corp.	543	4,425
COMMERCIAL BANKS — 1.8%			MB Financial, Inc.	279	6,096
American National			National Bankshares, Inc.	269	6,663
Bankshares, Inc.	355	7,150	Old National Bancorp.	688	7,898
Associated Banc-Corp.	752	10,099	Pacific Continental Corp.	666	7,386
Banco Bilbao Vizcaya			PNC Financial
Argentaria SA	29,190	302,493	Services Group, Inc.	9,625	603,969
Banco Santander SA	24,875	252,468	Regions Financial Corp.	2,610	19,914
Bank of Hawaii Corp.	398	19,116	Sandy Spring
Barclays plc	91,875	400,845	Bancorp, Inc.	543	8,406
BB&T Corp.	297	8,981	Standard Chartered plc	16,913	399,408
BNP Paribas	6,802	385,628	Sterling Bancshares, Inc.	3,002	16,061
Boston Private Financial			Sumitomo Mitsui
Holdings, Inc.	1,795	13,139	Financial Group, Inc.	4,900	145,650
Citizens Republic			Synovus Financial Corp.	3,170	9,383
Bancorp., Inc.(1)	4,782	5,260
			TCF Financial Corp.	789	12,735
Columbia Banking			Toronto-Dominion
System, Inc.	1,771	39,546	Bank (The)	4,743	324,753
Comerica, Inc.	19,480	742,188	Trico Bancshares	484	8,852
Commerce			Trustmark Corp.	258	5,772
Bancshares, Inc.	7,531	279,927
Commonwealth Bank			U.S. Bancorp.	36,225	867,951
of Australia	7,740	339,152	United Bankshares, Inc.	821	22,101
Community Bank			United Overseas Bank Ltd.	26,701	345,154
System, Inc.	301	6,878	Washington Banking Co.	790	10,373
CVB Financial Corp.	645	6,405	Webster Financial Corp.	537	10,284
East West Bancorp., Inc.	2,781	47,277	Wells Fargo & Co.	78,761	2,259,653
Erste Group Bank AG	7,760	276,927	Westamerica Bancorp.	318	17,703
Fifth Third Bancorp.	15,132	196,565	Western Alliance
First Horizon National			Bancorp.(1)	1,396	11,238
Corp.(1)	1,375	17,119	Whitney Holding Corp.	1,827	21,650
First Interstate			Wilmington Trust Corp.	817	12,320
Bancsystem, Inc.	441	6,946	Wintrust Financial Corp.	236	8,416
First Midwest			Zions Bancorp.	6,400	153,280
Bancorp., Inc.	1,529	21,207			9,738,927
FirstMerit Corp.	812	15,136

14

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 0.6%			Lexmark International,
ABM Industries, Inc.	292	$ 6,269	Inc., Class A(1)	18,068	$ 678,453
ATC Technology Corp.(1)	378	7,069	NCR Corp.(1)	430	5,710
Avery Dennison Corp.	5,900	201,662	NetApp, Inc.(1)	5,400	203,472
Brink’s Co. (The)	516	11,698	Novatel Wireless, Inc.(1)	1,397	8,592
Cintas Corp.	9,120	237,120	QLogic Corp.(1)	5,508	99,805
Deluxe Corp.	554	11,894	SanDisk Corp.(1)	4,926	229,650
IESI-BFC Ltd.	995	20,069	Seagate Technology(1)	19,899	305,649
Pitney Bowes, Inc.	22,789	515,943	Synaptics, Inc.(1)	1,266	37,879
R.R. Donnelley & Sons Co.	13,357	255,920	Western Digital Corp.(1)	9,175	319,382
Republic Services, Inc.	37,567	1,093,951	Xyratex Ltd.(1)	1,353	21,959
SYKES Enterprises, Inc.(1)	849	14,654			6,392,138
US Ecology, Inc.	1,042	14,744	CONSTRUCTION & ENGINEERING — 0.1%
Waste Connections, Inc.(1)	696	24,506	Comfort Systems
Waste Management, Inc.	15,268	496,363	USA, Inc.	591	6,513
		2,911,862	EMCOR Group, Inc.(1)	7,606	189,922
COMMUNICATIONS EQUIPMENT — 0.6%			Granite Construction, Inc.	1,298	38,485
Acme Packet, Inc.(1)	1,102	32,300	Pike Electric Corp.(1)	1,483	14,637
ADC Telecommunications,			Shaw Group, Inc. (The)(1)	7,689	262,272
Inc.(1)	3,365	27,795
			URS Corp.(1)	957	42,663
Arris Group, Inc.(1)	10,685	117,214			554,492
Bel Fuse, Inc., Class B	527	9,286	CONSTRUCTION MATERIALS — 0.1%
Blue Coat Systems, Inc.(1)	409	8,781	Holcim Ltd.	3,660	230,669
Cisco Systems, Inc.(1)	60,304	1,396,641	Martin Marietta
CommScope, Inc.(1)	2,053	57,894	Materials, Inc.	97	9,043
Emulex Corp.(1)	24,288	254,538	Texas Industries, Inc.	344	12,487
F5 Networks, Inc.(1)	8,460	594,992	Vulcan Materials Co.	4,156	209,795
Harris Corp.	992	46,535			461,994
JDS Uniphase Corp.(1)	13,100	150,650	CONSUMER FINANCE — 0.2%
Netgear, Inc.(1)	1,704	38,698	American Express Co.	9,149	364,771
			AmeriCredit Corp.(1)	13,733	296,907
Opnext, Inc.(1)	342	684
Plantronics, Inc.	1,713	51,287	Cash America
			International, Inc.	4,828	178,395
Polycom, Inc.(1)	398	11,952
			Dollar Financial Corp.(1)	2,890	58,378
QUALCOMM, Inc.	6,466	229,931	ORIX Corp.	4,120	314,750
Telefonaktiebolaget LM			World Acceptance Corp.(1)	925	33,050
Ericsson B Shares	21,790	219,421
Tellabs, Inc.	12,589	113,301			1,246,251
		3,361,900	CONTAINERS & PACKAGING — 0.2%
COMPUTERS & PERIPHERALS — 1.2%			Bemis Co., Inc.	16,769	480,935
Apple, Inc.(1)	9,152	2,353,528	Graphic Packaging
			Holding Co.(1)	16,834	53,195
Diebold, Inc.	6,939	201,092	Rock-Tenn Co., Class A	2,587	133,127
Electronics for			Silgan Holdings, Inc.	1,786	50,955
Imaging, Inc.(1)	1,053	11,731
EMC Corp.(1)	25,502	474,847	Sonoco Products Co.	7,599	234,885
Hewlett-Packard Co.	31,306	1,440,389			953,097

15

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
DISTRIBUTORS — 0.1%			Cleco Corp.	48	$ 1,270
Core-Mark Holding			Entergy Corp.	823	61,783
Co., Inc.(1)	290	$ 7,853	Exelon Corp.	18,460	712,556
Genuine Parts Co.	10,237	415,724	Fortum Oyj	9,980	225,049
Li & Fung Ltd.	58,000	257,465	Great Plains Energy, Inc.	10,780	189,189
		681,042	IDACORP, Inc.	5,464	180,585
DIVERSIFIED(2)			NextEra Energy, Inc.	3,600	179,748
iShares Russell 2000			Northeast Utilities	12,934	335,637
Index Fund	322	21,332	NV Energy, Inc.	30,038	354,148
iShares Russell 2000			Portland General
Value Index Fund	1,907	119,321	Electric Co.	17,366	328,391
		140,653	PPL Corp.	18,100	467,161
DIVERSIFIED CONSUMER SERVICES — 0.1%			Unitil Corp.	333	6,940
Corinthian Colleges, Inc.(1)	3,563	47,709
			Westar Energy, Inc.	24,309	534,798
H&R Block, Inc.	12,100	194,568			4,041,717
Lincoln Educational			ELECTRICAL EQUIPMENT — 0.5%
Services Corp.(1)	443	10,557
Regis Corp.	559	10,280	Acuity Brands, Inc.	236	9,707
			American Superconductor
Sotheby’s	449	14,592	Corp.(1)	137	4,200
		277,706	Belden, Inc.	433	11,215
DIVERSIFIED FINANCIAL SERVICES — 1.1%			Brady Corp., Class A	398	11,574
Bank of America Corp.	169,497	2,667,883	Emerson Electric Co.	10,426	484,183
Citigroup, Inc.(1)	92,100	364,716	Encore Wire Corp.	982	19,394
Compass Diversified			General Cable Corp.(1)	279	8,694
Holdings	505	7,282
			GrafTech International
JPMorgan Chase & Co.	76,012	3,008,555	Ltd.(1)	537	8,920
		6,048,436	Harbin Electric, Inc.(1)	429	8,511
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%			Hubbell, Inc., Class B	11,672	497,811
AT&T, Inc.	116,124	2,821,813	II-VI, Inc.(1)	301	10,089
Atlantic Tele-Network, Inc.	183	7,651	LSI Industries, Inc.	1,612	9,414
CenturyTel, Inc.	9,810	336,777	Nidec Corp.	5,100	463,746
Consolidated
Communications			Regal-Beloit Corp.	110	6,632
Holdings, Inc.	10,258	177,156	Rockwell Automation, Inc.	11,771	628,925
Iowa Telecommunications			Thomas & Betts Corp.(1)	7,775	298,093
Services, Inc.	6,267	104,408			2,481,108
Koninklijke KPN NV	16,480	214,690	ELECTRONIC EQUIPMENT, INSTRUMENTS &
Qwest Communications			COMPONENTS — 0.5%
International, Inc.	77,014	403,554	Agilent
Telenor ASA	14,320	176,336	Technologies, Inc.(1)	14,200	459,512
Verizon			Anixter
Communications, Inc.	51,412	1,414,858	International, Inc.(1)	1,143	54,293
		5,657,243	Benchmark
ELECTRIC UTILITIES — 0.8%			Electronics, Inc.(1)	476	8,796
American Electric			Celestica, Inc.(1)	12,764	118,833
Power Co., Inc.	14,182	453,257	Coherent, Inc.(1)	183	6,460
Central Vermont Public			Corning, Inc.	10,224	178,204
Service Corp.	558	11,205

16

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Dolby Laboratories, Inc.,			Rowan Cos., Inc.(1)	430	$ 10,647
Class A(1)	2,800	$ 184,828	Saipem SpA	12,638	391,955
Electro Scientific			Schlumberger Ltd.	7,803	438,138
Industries, Inc.(1)	942	12,105
			Seadrill Ltd.	6,120	125,320
HOYA Corp.	11,200	266,129
			Superior Energy
Jabil Circuit, Inc.	6,180	84,604	Services, Inc.(1)	602	13,099
Littelfuse, Inc.(1)	868	31,378	Tetra Technologies, Inc.(1)	638	6,418
Methode Electronics, Inc.	654	6,638	Transocean Ltd.(1)	5,435	308,545
Molex, Inc.	17,140	363,025	Unit Corp.(1)	269	10,999
Omron Corp.	13,000	269,311			3,273,802
OSI Systems, Inc.(1)	389	10,219
			FOOD & STAPLES RETAILING — 0.7%
Park Electrochemical			Casey’s General
Corp.	344	8,903	Stores, Inc.	431	15,891
PC Connection, Inc.(1)	972	6,610	Costco Wholesale Corp.	5,750	334,938
Plexus Corp.(1)	474	16,140	Kroger Co. (The)	16,900	340,197
Rogers Corp.(1)	459	13,109	Metro AG	4,210	220,327
Sanmina-SCI Corp.(1)	277	4,224	Ruddick Corp.	193	6,373
SMART Modular			Safeway, Inc.	10,829	239,754
Technologies (WWH),			SUPERVALU, INC.	3,792	51,078
Inc.(1)	3,021	18,549
			SYSCO Corp.	11,300	336,853
Tech Data Corp.(1)	2,917	118,576
			Tesco plc	44,237	262,924
Tyco Electronics Ltd.	8,531	245,863	Walgreen Co.	21,983	704,335
Vishay
Intertechnology, Inc.(1)	2,459	22,254	Wal-Mart Stores, Inc.	21,632	1,093,714
		2,508,563	Weis Markets, Inc.	559	18,877
ENERGY EQUIPMENT & SERVICES — 0.6%			Wesfarmers Ltd.	5,067	123,332
Baker Hughes, Inc.	10,055	383,498	Whole Foods
			Market, Inc.(1)	5,100	206,193
Bristow Group, Inc.(1)	312	10,140
					3,954,786
Cameron International			FOOD PRODUCTS — 1.1%
Corp.(1)	2,599	94,084
Complete Production			American Italian
			Pasta Co., Class A(1)	151	5,875
Services, Inc.(1)	4,343	56,502
Core Laboratories NV	1,500	203,970	Associated British
			Foods plc	12,340	170,430
Dril-Quip, Inc.(1)	104	5,066
			B&G Foods, Inc., Class A	1,892	20,055
FMC Technologies, Inc.(1)	2,691	156,482	Campbell Soup Co.	7,297	261,306
Global Industries Ltd.(1)	1,118	5,836	ConAgra Foods, Inc.	37,260	900,947
Helix Energy Solutions			Corn Products
Group, Inc.(1)	594	6,469	International, Inc.	3,912	130,465
Helmerich & Payne, Inc.	1,751	65,978	Danone SA	4,712	240,774
Key Energy			Del Monte Foods Co.	22,709	331,097
Services, Inc.(1)	1,053	10,067
			Dole Food Co., Inc.(1)	5,044	46,153
National Oilwell Varco, Inc.	16,959	646,647
			Farmer Bros. Co.	458	8,010
North American Energy
Partners, Inc.(1)	666	6,493	Flowers Foods, Inc.	1,313	32,444
Oil States			General Mills, Inc.	5,417	385,853
International, Inc.(1)	3,390	132,346	H.J. Heinz Co.	15,489	684,304
Petroleum Geo-Services			Hershey Co. (The)	7,589	355,165
ASA(1)	18,310	185,103	J&J Snack Foods Corp.	620	27,547

17

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Kellogg Co.	6,159	$ 329,075	Cutera, Inc.(1)	1,192	$ 10,585
Kraft Foods, Inc., Class A	18,296	523,266	Edwards Lifesciences
Lancaster Colony Corp.	696	38,043	Corp.(1)	5,262	265,889
Mead Johnson			Gen-Probe, Inc.(1)	2,073	91,129
Nutrition Co.	6,891	339,864	Haemonetics Corp.(1)	491	26,484
Ralcorp Holdings, Inc.(1)	150	9,010	Hospira, Inc.(1)	349	18,169
Sara Lee Corp.	4,665	66,103	Immucor, Inc.(1)	800	15,712
Seneca Foods Corp.,			Integra LifeSciences
Class A(1)	280	8,249	Holdings Corp.(1)	418	16,469
TreeHouse Foods, Inc.(1)	185	8,529	Intuitive Surgical, Inc.(1)	300	96,831
Tyson Foods, Inc., Class A	17,711	311,359	Masimo Corp.	497	11,004
Unilever NV CVA	18,350	500,688	Medtronic, Inc.	7,632	299,022
Unilever NV			Meridian Bioscience, Inc.	694	12,131
New York Shares	10,200	278,562
			NuVasive, Inc.(1)	289	11,349
		6,013,173
			Sonova Holding AG	1,240	133,442
GAS UTILITIES — 0.1%
			STERIS Corp.	3,675	116,975
AGL Resources, Inc.	116	4,234
			Symmetry Medical, Inc.(1)	11,101	120,890
Atmos Energy Corp.	314	8,516
			Thoratec Corp.(1)	870	38,167
Chesapeake Utilities Corp.	258	7,758
Laclede Group, Inc. (The)	217	7,180	Utah Medical
			Products, Inc.	355	9,383
Nicor, Inc.	290	11,719	Varian Medical
ONEOK, Inc.	2,022	89,918	Systems, Inc.(1)	3,100	155,279
South Jersey			Volcano Corp.(1)	398	8,832
Industries, Inc.	48	2,107	West Pharmaceutical
Southwest Gas Corp.	5,804	171,914	Services, Inc.	734	28,883
Spectra Energy			Young Innovations, Inc.	1,569	38,080
Partners LP	109	3,379
			Zimmer Holdings, Inc.(1)	12,308	688,386
UGI Corp.	647	16,913
WGL Holdings, Inc.	301	10,189			4,060,296
		333,827	HEALTH CARE PROVIDERS & SERVICES — 1.1%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.8%			Aetna, Inc.	8,800	256,608
			Alliance HealthCare
Abaxis, Inc.(1)	218	4,907	Services, Inc.(1)	2,037	11,326
Align Technology, Inc.(1)	745	11,115	Almost Family, Inc.(1)	183	6,656
American Medical			Amedisys, Inc.(1)	219	10,889
Systems Holdings, Inc.(1)	1,150	25,944
			AMERIGROUP Corp.(1)	954	34,268
Analogic Corp.	87	3,760
Baxter International, Inc.	2,582	109,038	AmerisourceBergen Corp.	14,227	445,021
			Amsurg Corp.(1)	656	12,989
Beckman Coulter, Inc.	8,011	460,152
Becton, Dickinson & Co.	2,871	204,702	Assisted Living Concepts,
			Inc., Class A(1)	279	9,249
Boston Scientific Corp.(1)	31,051	187,859
			Bio-Reference Labs, Inc.(1)	404	9,239
C.R. Bard, Inc.	3,983	322,503	Cardinal Health, Inc.	10,365	357,489
CareFusion Corp.(1)	3,795	96,469
			Catalyst Health
Cie Generale d’Optique			Solutions, Inc.(1)	756	28,947
Essilor International SA	2,420	137,663	Centene Corp.(1)	468	10,680
Cooper Cos., Inc. (The)	312	11,500	Chemed Corp.	584	33,235
Covidien plc	6,407	271,593

18

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Community Health			HOTELS, RESTAURANTS & LEISURE — 0.8%
Systems, Inc.(1)	333	$ 12,980	Bob Evans Farms, Inc.	322	$ 9,351
Coventry Health			Carnival plc	10,159	385,720
Care, Inc.(1)	2,700	55,890
			CEC Entertainment, Inc.(1)	7,786	314,866
Emergency Medical
Services Corp., Class A(1)	729	39,052	Chipotle Mexican
			Grill, Inc.(1)	2,723	387,428
Emeritus Corp.(1)	5,006	101,572
			Compass Group plc	42,356	327,115
Express Scripts, Inc.(1)	8,368	841,821
			Darden
Fresenius Medical Care			Restaurants, Inc.	3,300	141,570
AG & Co. KGaA	7,997	398,453	Domino’s Pizza, Inc.(1)	2,808	36,504
Genoptix, Inc.(1)	396	10,557
			Gaylord
Health Management			Entertainment Co.(1)	211	5,611
Associates, Inc., Class A(1)	16,137	150,074
			Intercontinental Hotels
HealthSouth Corp.(1)	1,106	21,965	Group plc	22,150	349,306
HMS Holdings Corp.(1)	518	28,107	International Speedway
Humana, Inc.(1)	7,958	366,466	Corp., Class A	11,927	332,644
Kindred Healthcare, Inc.(1)	430	6,669	Jack in the Box, Inc.(1)	462	10,367
LifePoint Hospitals, Inc.(1)	10,022	355,681	Las Vegas Sands Corp.(1)	4,500	105,660
Magellan Health			Life Time Fitness, Inc.(1)	236	8,758
Services, Inc.(1)	1,785	72,632	McDonald’s Corp.	2,162	144,573
McKesson Corp.	1,752	122,640	Panera Bread Co.,
Medco Health			Class A(1)	1,073	86,731
Solutions, Inc.(1)	13,318	767,783	Red Robin Gourmet
National Healthcare Corp.	597	20,835	Burgers, Inc.(1)	430	8,862
Owens & Minor, Inc.	1,220	36,441	Royal Caribbean
			Cruises Ltd.(1)	5,300	153,700
Patterson Cos., Inc.	3,450	102,499
			Ruby Tuesday, Inc.(1)	619	6,660
PharMerica Corp.(1)	606	9,938
PSS World Medical, Inc.(1)	1,224	28,042	Speedway
			Motorsports, Inc.	15,014	218,904
Psychiatric			Starbucks Corp.	7,671	198,602
Solutions, Inc.(1)	408	13,211
			Starwood Hotels &
Quest Diagnostics, Inc.	3,000	158,250	Resorts Worldwide, Inc.	13,379	618,779
Select Medical			Wynn Resorts Ltd.	1,300	109,044
Holdings Corp.(1)	22,308	180,695
U.S. Physical					3,960,755
Therapy, Inc.(1)	634	10,581	HOUSEHOLD DURABLES — 0.4%
UnitedHealth Group, Inc.	9,495	276,020	American Greetings Corp.,
			Class A	3,026	71,353
WellPoint, Inc.(1)	9,180	470,934
			CSS Industries, Inc.	301	5,686
		5,886,384
			D.R. Horton, Inc.	3,138	38,252
HEALTH CARE TECHNOLOGY(2)
			Ethan Allen Interiors, Inc.	731	14,766
Allscripts-Misys
Healthcare			Fortune Brands, Inc.	6,504	308,615
Solutions, Inc.(1)	5,800	109,098	Furniture Brands
			International, Inc.(1)	1,131	8,856
athenahealth, Inc.(1)	261	6,462
Eclipsys Corp.(1)	689	13,198	Harman International
			Industries, Inc.(1)	1,989	64,244
MedAssets, Inc.(1)	630	14,295
			Helen of Troy Ltd.(1)	230	5,925
Quality Systems, Inc.	416	24,560	Lennar Corp., Class A	730	12,629
		167,613	M.D.C. Holdings, Inc.	244	7,657

19

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
M/I Homes, Inc.(1)	516	$ 6,109	Allied World Assurance
Newell Rubbermaid, Inc.	21,500	358,190	Co. Holdings Ltd.	4,024	$ 180,718
Ryland Group, Inc.	1,478	27,491	Allstate Corp. (The)	25,478	780,391
Stanley Black &			Alterra Capital
Decker, Inc.	5,500	306,845	Holdings Ltd.	376	7,035
Tempur-Pedic			American Equity
International, Inc.(1)	7,225	239,870	Investment Life
			Holding Co.	666	6,267
Toll Brothers, Inc.(1)	7,668	161,565
			American Financial
Whirlpool Corp.	4,857	507,265	Group, Inc.	11,398	318,004
		2,145,318	AMERISAFE, Inc.(1)	245	4,141
HOUSEHOLD PRODUCTS — 0.8%			Amtrust Financial
Cellu Tissue			Services, Inc.	2,315	30,489
Holdings, Inc.(1)	1,214	10,999	Aon Corp.	22,057	870,590
Church & Dwight Co., Inc.	1,600	105,296	Arch Capital Group Ltd.(1)	172	12,646
Clorox Co.	7,818	491,127	Aspen Insurance
Colgate-Palmolive Co.	3,831	299,163	Holdings Ltd.	1,920	48,499
Energizer Holdings, Inc.(1)	2,200	123,618	Assured Guaranty Ltd.	752	12,634
Kimberly-Clark Corp.	16,581	1,006,467	Baldwin & Lyons, Inc.,
Procter & Gamble Co.			Class B	494	11,150
(The)	23,679	1,446,550	Berkshire Hathaway, Inc.,
Reckitt Benckiser			Class B(1)	1,613	113,797
Group plc	8,796	411,964	Chubb Corp. (The)	25,734	1,292,876
Unicharm Corp.	2,100	207,118	CNA Financial Corp.(1)	2,130	55,550
WD-40 Co.	301	9,824	Delphi Financial
		4,112,126	Group, Inc., Class A	247	6,415
INDEPENDENT POWER PRODUCERS &			Endurance Specialty
ENERGY TRADERS — 0.2%			Holdings Ltd.	3,244	120,352
Constellation Energy			Erie Indemnity Co.,
Group, Inc.	12,354	437,084	Class A	762	34,953
Mirant Corp.(1)	12,304	152,816	Genworth Financial, Inc.,
			Class A(1)	12,500	194,875
NRG Energy, Inc.(1)	12,137	283,399
			Hanover Insurance
		873,299	Group, Inc. (The)	312	13,572
INDUSTRIAL CONGLOMERATES — 0.8%			Harleysville Group, Inc.	302	9,854
3M Co.	6,819	540,815	Hartford Financial
Carlisle Cos., Inc.	5,435	211,367	Services Group, Inc. (The)	6,154	154,281
General Electric Co.	148,537	2,428,580	HCC Insurance
Siemens AG	3,030	272,303	Holdings, Inc.	21,649	542,741
Smiths Group plc	9,800	146,294	Horace Mann
Textron, Inc.	9,614	198,721	Educators Corp.	1,457	22,394
Tredegar Corp.	365	6,015	Infinity Property &
			Casualty Corp.	248	11,606
Tyco International Ltd.	17,066	617,619
			Loews Corp.	8,374	272,239
		4,421,714
			Marsh & McLennan
INSURANCE — 2.1%			Cos., Inc.	33,989	741,300
ACE Ltd.	12,157	597,638	Mercer Insurance
Admiral Group plc	10,159	188,847	Group, Inc.	817	13,954
Aflac, Inc.	5,793	256,630	MetLife, Inc.	379	15,346

20

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Platinum Underwriters			Automatic Data
Holdings Ltd.	835	$ 30,736	Processing, Inc.	12,069	$ 493,381
Principal Financial			CACI International, Inc.,
Group, Inc.	22,239	604,678	Class A(1)	1,261	58,309
ProAssurance Corp.(1)	468	27,547	Cass Information
Protective Life Corp.	870	18,722	Systems, Inc.	458	14,528
Prudential Financial, Inc.	8,117	468,432	Cognizant Technology
			Solutions Corp., Class A(1)	8,200	410,328
RLI Corp.	378	20,835
			Computer Sciences
Safety Insurance			Corp.(1)	772	38,592
Group, Inc.	905	32,698
			Convergys Corp.(1)	14,751	161,081
Symetra Financial Corp.	16,581	218,869
Torchmark Corp.	6,600	340,098	DST Systems, Inc.	688	26,364
			Fiserv, Inc.(1)	4,600	218,730
Transatlantic
Holdings, Inc.	7,795	366,599	Forrester Research, Inc.(1)	589	18,477
Travelers Cos., Inc. (The)	25,921	1,282,312	International Business
United Fire & Casualty Co.	494	10,547	Machines Corp.	17,396	2,179,023
Unitrin, Inc.	333	8,888	Lionbridge
			Technologies, Inc.(1)	1,517	8,237
Validus Holdings Ltd.	365	8,964	ManTech International
XL Capital Ltd., Class A	9,500	167,295	Corp., Class A(1)	598	27,646
Zurich Financial			MasterCard, Inc., Class A	1,104	222,754
Services AG	1,860	378,009	MAXIMUS, Inc.	446	26,715
		10,927,013
			NeuStar, Inc., Class A(1)	1,064	22,759
INTERNET & CATALOG RETAIL — 0.2%
			Paychex, Inc.	9,047	258,201
Amazon.com, Inc.(1)	2,684	336,734
			SPS Commerce, Inc.(1)	615	7,429
HSN, Inc.(1)	1,571	42,338
			Total System Services, Inc.	430	6,278
Netflix, Inc.(1)	1,653	183,731
			Western Union Co. (The)	5,479	87,445
PetMed Express, Inc.	1,197	23,605			4,639,976
priceline.com, Inc.(1)	1,568	299,739
			LEISURE EQUIPMENT & PRODUCTS — 0.1%
Rakuten, Inc.	570	398,947	Arctic Cat, Inc.(1)	537	6,159
		1,285,094	JAKKS Pacific, Inc.(1)	415	6,146
INTERNET SOFTWARE & SERVICES — 0.4%			Mattel, Inc.	12,500	270,750
AOL, Inc.(1)	3,870	79,838
			Polaris Industries, Inc.	3,304	193,945
DivX, Inc.(1)	2,973	21,465
			RC2 Corp.(1)	344	6,399
EarthLink, Inc.	7,424	63,772	Sport Supply Group, Inc.	451	6,057
Equinix, Inc.(1)	3,700	340,437
					489,456
Google, Inc., Class A(1)	2,210	1,072,248	LIFE SCIENCES TOOLS & SERVICES — 0.2%
IAC/InterActiveCorp(1)	301	7,060	Bruker Corp.(1)	10,232	130,305
Liquidity Services, Inc.(1)	959	12,717	Dionex Corp.(1)	362	28,507
MercadoLibre, Inc.(1)	2,083	108,045	Life Technologies Corp.(1)	5,700	285,342
WebMD Health Corp.(1)	2,400	109,272	Millipore Corp.(1)	2,592	275,296
Yahoo! Japan Corp.	471	164,216	PAREXEL International
		1,979,070	Corp.(1)	652	14,543
IT SERVICES — 0.9%			PerkinElmer, Inc.	4,900	111,181
Accenture plc, Class A	3,442	129,144	Pharmaceutical Product
Acxiom Corp.(1)	948	16,505	Development, Inc.	3,901	104,703
Amdocs Ltd.(1)	7,300	208,050

21

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Thermo Fisher			Vallourec SA	940	$ 173,866
Scientific, Inc.(1)	2,854	$ 148,579	Volvo AB B Shares(1)	31,390	325,069
Waters Corp.(1)	2,200	150,568	Wabash National Corp.(1)	10,408	74,521
		1,249,024	WABCO Holdings, Inc.(1)	1,854	56,362
MACHINERY — 1.2%					6,332,096
Actuant Corp., Class A	331	6,693	MARINE(2)
Alfa Laval AB	10,610	133,927	Alexander & Baldwin, Inc.	328	10,558
Altra Holdings, Inc.(1)	22,759	284,032
			Diana Shipping, Inc.(1)	946	12,828
ArvinMeritor, Inc.(1)	11,832	172,037
			Genco Shipping &
Atlas Copco AB A Shares	15,810	223,630	Trading Ltd.(1)	312	5,938
Barnes Group, Inc.	985	18,439	Kuehne + Nagel
Briggs & Stratton Corp.	3,548	73,195	International AG	2,420	226,757
Bucyrus International, Inc.	2,200	117,832			256,081
Caterpillar, Inc.	3,588	218,007	MEDIA — 1.0%
CLARCOR, Inc.	247	8,956	CBS Corp., Class B	34,500	502,320
Colfax Corp.(1)	747	8,912	Comcast Corp., Class A	58,572	1,059,568
Commercial Vehicle			E.W. Scripps Co. (The),
Group, Inc.(1)	1,100	13,090	Class A(1)	2,590	22,870
Cummins, Inc.	5,506	374,298	Entravision
Douglas Dynamics, Inc.(1)	724	8,579	Communications Corp.,
			Class A(1)	5,706	16,719
Dover Corp.	11,523	517,268	Gannett Co., Inc.	1,340	20,824
Dynamic Materials Corp.	784	12,473	Harte-Hanks, Inc.	303	4,139
Eaton Corp.	4,476	313,096	ITV plc(1)	353,640	285,048
EnPro Industries, Inc.(1)	1,688	53,307
			JC Decaux SA(1)	5,480	129,449
Fanuc Ltd.	2,800	293,820	Journal Communications,
FreightCar America, Inc.	312	8,368	Inc., Class A(1)	1,903	9,591
Graco, Inc.	871	27,602	Knology, Inc.(1)	885	10,585
Illinois Tool Works, Inc.	6,003	278,719	LIN TV Corp., Class A(1)	3,212	21,103
Ingersoll-Rand plc	13,300	496,223	LodgeNet Interactive
Kadant, Inc.(1)	322	6,289	Corp.(1)	6,543	34,809
Kaydon Corp.	15,011	563,513	McClatchy Co. (The),
Kennametal, Inc.	6,119	172,617	Class A(1)	1,893	9,162
Komatsu Ltd.	10,300	193,518	Omnicom Group, Inc.	6,896	261,703
Lincoln Electric			Scholastic Corp.	3,136	82,006
Holdings, Inc.	279	15,568	Scripps Networks
Manitowoc Co., Inc. (The)	10,800	128,844	Interactive, Inc., Class A	4,799	216,819
Middleby Corp.(1)	389	21,905	Time Warner Cable, Inc.	7,000	383,110
Mueller Industries, Inc.	2,821	74,785	Time Warner, Inc.	36,958	1,145,328
Mueller Water Products,			Viacom, Inc., Class B(1)	15,200	510,872
Inc., Class A	2,740	11,864	Walt Disney Co. (The)	10,010	334,534
Oshkosh Corp.(1)	5,484	194,847			5,060,559
Pentair, Inc.	236	8,109	METALS & MINING — 0.7%
RBC Bearings, Inc.(1)	253	7,084	Antofagasta plc	10,720	136,486
Robbins & Myers, Inc.	4,549	100,487	BHP Billiton Ltd.	22,760	739,308
SMC Corp.	2,000	255,842	Brush Engineered
Timken Co.	9,882	284,503	Materials, Inc.(1)	290	7,325

22

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Carpenter			Integrys Energy
Technology Corp.	172	$ 6,693	Group, Inc.	8,756	$ 395,946
Cliffs Natural			MDU Resources
Resources, Inc.	3,800	212,268	Group, Inc.	1,047	19,579
Coeur d’Alene Mines			NiSource, Inc.	806	12,058
Corp.(1)	580	8,758	NorthWestern Corp.	301	7,928
Commercial Metals Co.	591	9,202	PG&E Corp.	23,038	956,077
Freeport-McMoRan			Wisconsin Energy Corp.	10,907	534,443
Copper & Gold, Inc.	9,089	636,685	Xcel Energy, Inc.	11,881	243,442
Haynes International, Inc.	419	13,303			2,399,191
iShares COMEX
Gold Trust(1)	258	30,674	OFFICE ELECTRONICS — 0.1%
Kaiser Aluminum Corp.	161	6,026	Canon, Inc.	8,900	364,580
Lonmin plc(1)	6,790	164,457	Xerox Corp.	28,048	261,127
Mesabi Trust	1,650	31,614			625,707
Newmont Mining Corp.	15,142	814,943	OIL, GAS & CONSUMABLE FUELS — 3.7%
Nucor Corp.	9,600	413,280	Alpha Natural
			Resources, Inc.(1)	3,200	122,784
Reliance Steel &			Anadarko Petroleum Corp.	2,257	118,109
Aluminum Co.	3,977	182,584
Royal Gold, Inc.	215	10,780	Apache Corp.	8,863	793,593
			Berry Petroleum Co.,
RTI International			Class A	355	10,913
Metals, Inc.(1)	269	7,131
Schnitzer Steel Industries,			BG Group plc	33,440	511,851
Inc., Class A	129	6,455	Bill Barrett Corp.(1)	344	11,201
Thompson Creek			BP plc	10,724	76,650
Metals Co., Inc.(1)	951	9,367	BP Prudhoe Bay
Walter Energy, Inc.	2,400	190,392	Royalty Trust	175	16,203
Worthington			Brigham Exploration Co.(1)	6,000	103,080
Industries, Inc.	4,489	66,078	Canadian Natural
Xstrata plc	15,480	226,250	Resources Ltd.	3,402	236,303
		3,930,059	Chevron Corp.	35,649	2,633,392
MULTILINE RETAIL — 0.5%			Cimarex Energy Co.	1,909	140,273
Big Lots, Inc.(1)	792	27,981	Concho Resources, Inc.(1)	4,000	208,200
Dillard’s, Inc., Class A	3,540	101,563	ConocoPhillips	41,431	2,148,612
Dollar Tree, Inc.(1)	9,609	601,427	Crosstex Energy LP(1)	3,421	33,047
Family Dollar Stores, Inc.	2,293	93,417	DCP Midstream
Kohl’s Corp.(1)	10,621	539,016	Partners LP	983	29,392
Macy’s, Inc.	13,487	299,546	Devon Energy Corp.	13,246	845,757
Nordstrom, Inc.	5,400	214,380	DHT Holdings, Inc.	1,504	6,242
Target Corp.	12,242	667,556	EQT Corp.	14,742	577,739
		2,544,886	Exxon Mobil Corp.	71,111	4,299,371
			Forest Oil Corp.(1)	1,374	36,603
MULTI-INDUSTRY(2)
Consumer Staples Select			Frontier Oil Corp.	1,182	16,442
Sector SPDR Fund	208	5,485	Goodrich Petroleum
			Corp.(1)	451	5,520
MULTI-UTILITIES — 0.5%
Avista Corp.	552	10,654	Hugoton Royalty Trust	559	10,459
Black Hills Corp.	215	6,168	Imperial Oil Ltd.	26,358	1,000,572
DTE Energy Co.	4,678	212,896	Murphy Oil Corp.	10,090	538,604

23

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Noble Energy, Inc.	2,904	$ 172,759	PERSONAL PRODUCTS(2)
Nordic American			Estee Lauder Cos., Inc.
Tanker Shipping	669	19,000	(The), Class A	2,783	$ 162,165
Occidental Petroleum			Inter Parfums, Inc.	465	7,268
Corp.	14,136	1,166,361	Prestige Brands
PAA Natural Gas			Holdings, Inc.(1)	1,171	9,040
Storage LP(1)	2,814	66,832	Schiff Nutrition
Penn Virginia Corp.	376	8,231	International, Inc.	978	6,944
Permian Basin Royalty					185,417
Trust	1,507	26,900	PHARMACEUTICALS — 2.0%
Rosetta Resources, Inc.(1)	408	8,947	Abbott Laboratories	27,320	1,299,339
Royal Dutch Shell plc,			Allergan, Inc.	4,517	271,878
Class A	13,840	362,518	Auxilium
Royal Dutch Shell plc,			Pharmaceuticals, Inc.(1)	470	13,527
Class A ADR	12,700	665,480	Bristol-Myers Squibb Co.	8,120	188,465
SandRidge Energy, Inc.(1)	1,375	8,855
			Eli Lilly & Co.	24,553	805,093
Southwestern Energy Co.(1)	1,973	74,204
			Endo Pharmaceuticals
Statoil ASA	17,160	343,801	Holdings, Inc.(1)	11,442	239,595
Sunoco Logistics			Forest Laboratories, Inc.(1)	7,093	183,567
Partners LP	117	7,699	Impax Laboratories, Inc.(1)	434	9,147
Swift Energy Co.(1)	651	18,000
			Johnson & Johnson	43,209	2,519,085
Teekay Tankers Ltd.,			King
Class A	1,602	17,542	Pharmaceuticals, Inc.(1)	11,593	100,511
Total SA	6,110	284,987	Merck & Co., Inc.	31,300	1,054,497
Tullow Oil plc	4,180	67,340	Nektar Therapeutics(1)	886	10,836
Ultra Petroleum Corp.(1)	4,341	199,773
			Novartis AG	10,080	456,380
Valero Energy Corp.	15,000	280,200	Novo Nordisk A/S
W&T Offshore, Inc.	3,732	36,350	B Shares	7,907	607,902
Whiting Petroleum Corp.(1)	3,100	259,501	Perrigo Co.	878	52,162
Williams Pipeline			Pfizer, Inc.	126,654	1,928,940
Partners LP	4,413	123,387	Roche Holding AG	2,482	340,325
World Fuel Services Corp.	6,609	172,032	Salix
XTO Energy, Inc.	8,458	361,495	Pharmaceuticals Ltd.(1)	511	18,360
		19,283,106	Shire plc	8,900	182,633
PAPER & FOREST PRODUCTS — 0.2%			VIVUS, Inc.(1)	402	5,089
Buckeye					10,287,331
Technologies, Inc.(1)	711	8,617
			PROFESSIONAL SERVICES — 0.1%
Domtar Corp.(1)	150	9,180
			Adecco SA	3,780	182,590
International Paper Co.	13,660	317,322	Capita Group plc (The)	19,427	218,907
KapStone Paper and			CDI Corp.	581	9,278
Packaging Corp.(1)	4,476	49,460
			Heidrick & Struggles
Louisiana-Pacific Corp.(1)	806	6,851	International, Inc.	453	10,487
MeadWestvaco Corp.	4,789	114,457	Kelly Services, Inc.,
P.H. Glatfelter Co.	537	6,229	Class A(1)	351	5,121
Schweitzer-Mauduit			Korn/Ferry International(1)	919	12,847
International, Inc.	129	7,121	Mistras Group, Inc.(1)	1,171	13,982
Weyerhaeuser Co.	8,973	382,070	SGS SA	130	163,653
		901,307
24

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Towers Watson & Co.,			Extra Space Storage, Inc.	7,699	$ 115,793
Class A	183	$ 8,418	First Industrial Realty
		625,283	Trust, Inc.(1)	1,139	7,620
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.6%			First Potomac Realty Trust	595	8,747
Agree Realty Corp.	425	10,119	Getty Realty Corp.	441	9,843
Alexandria Real Estate			Glimcher Realty Trust	6,600	45,936
Equities, Inc.	2,300	150,834	Government Properties
AMB Property Corp.	11,110	288,082	Income Trust	9,567	254,674
American Campus			Hatteras Financial Corp.	466	12,908
Communities, Inc.	3,747	100,307	HCP, Inc.	18,493	589,187
American Capital			Health Care REIT, Inc.	9,000	387,720
Agency Corp.	174	4,569	Healthcare Realty
Annaly Capital			Trust, Inc.	269	6,168
Management, Inc.	18,224	309,079	Hersha Hospitality Trust	24,733	119,460
Apartment Investment &
Management Co., Class A	6,600	136,158	Highwoods Properties, Inc.	580	17,087
Ashford Hospitality			Host Hotels & Resorts, Inc.	40,539	578,086
Trust, Inc.(1)	1,954	15,534	Inland Real Estate Corp.	763	6,356
Associated Estates			Kilroy Realty Corp.	5,778	190,096
Realty Corp.	8,248	113,080	Kimco Realty Corp.	23,150	331,045
AvalonBay			LaSalle Hotel Properties	2,587	58,208
Communities, Inc.	4,800	470,688	Lexington Realty Trust	1,999	12,414
BioMed Realty Trust, Inc.	7,172	121,996	Macerich Co. (The)	8,020	331,707
Boston Properties, Inc.	9,059	694,644	Medical Properties
BRE Properties, Inc.	3,572	145,952	Trust, Inc.	656	6,265
Camden Property Trust	4,397	200,679	MFA Financial, Inc.	2,310	16,932
Capstead Mortgage Corp.	613	7,000	Mid-America Apartment
CBL & Associates			Communities, Inc.	2,300	125,649
Properties, Inc.	192	2,744	National Health
Chimera Investment Corp.	5,534	21,804	Investors, Inc.	204	8,401
Colonial Properties Trust	5,300	79,924	National Retail
Corporate Office			Properties, Inc.	376	8,265
Properties Trust	1,829	69,337	Nationwide Health
DCT Industrial Trust, Inc.	16,401	79,381	Properties, Inc.	8,756	310,750
Developers Diversified			Omega Healthcare
Realty Corp.	15,280	174,803	Investors, Inc.	8,662	172,027
DiamondRock			Pennsylvania Real Estate
Hospitality Co.(1)	1,428	13,052	Investment Trust	5,977	82,423
Digital Realty Trust, Inc.	5,600	318,696	Piedmont Office Realty
			Trust, Inc., Class A	14,473	274,698
Duke Realty Corp.	8,406	99,863	ProLogis	32,217	366,630
DuPont Fabros
Technology, Inc.	5,941	151,733	Public Storage	8,200	760,058
Entertainment			Regency Centers Corp.	2,100	77,175
Properties Trust	2,441	99,935	Saul Centers, Inc.	485	18,600
Equity LifeStyle			Simon Property
Properties, Inc.	800	41,440	Group, Inc.	16,415	1,395,767
Equity One, Inc.	4,163	71,479	SL Green Realty Corp.	4,600	286,534
Equity Residential	13,300	600,229	Sovran Self Storage, Inc.	318	11,458
Essex Property Trust, Inc.	1,800	189,414	SPDR Dow Jones
			REIT Fund	8,036	436,676

25

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Taubman Centers, Inc.	4,296	$ 173,945	Integrated Device
UDR, Inc.	8,248	167,682	Technology, Inc.(1)	3,050	$ 17,812
Universal Health Realty			Intel Corp.	69,505	1,488,797
Income Trust	125	4,071	Intersil Corp., Class A	806	10,728
Urstadt Biddle Properties,			KLA-Tencor Corp.	6,064	186,589
Inc., Class A	664	11,115	Linear Technology Corp.	12,192	340,888
U-Store-It Trust	7,011	57,630	LSI Corp.(1)	15,869	84,582
Ventas, Inc.	10,522	494,008	Marvell Technology
Vornado Realty Trust	8,700	675,816	Group Ltd.(1)	5,700	108,186
Washington Real Estate			Mattson
Investment Trust	215	6,317	Technology, Inc.(1)	1,504	6,362
Weingarten Realty			MEMC Electronic
Investors	3,821	79,706	Materials, Inc.(1)	967	10,975
		13,894,208	Microchip Technology, Inc.	4,901	136,493
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%			Micron Technology, Inc.(1)	15,718	142,877
CB Richard Ellis Group,			Mindspeed
Inc., Class A(1)	10,200	161,466	Technologies, Inc.(1)	1,620	13,721
Forest City Enterprises,			MKS Instruments, Inc.(1)	1,081	21,469
Inc., Class A(1)	7,400	98,124
			Power Integrations, Inc.	63	2,141
Jones Lang LaSalle, Inc.	2,200	164,164	RF Micro Devices, Inc.(1)	11,195	53,736
		423,754
			Sigma Designs, Inc.(1)	1,171	12,202
ROAD & RAIL — 0.2%
			Skyworks Solutions, Inc.(1)	2,433	38,758
Canadian National
Railway Co.	4,490	257,693	Standard Microsystems
			Corp.(1)	450	10,296
CSX Corp.	1,747	91,281
			Teradyne, Inc.(1)	10,000	109,800
Dollar Thrifty Automotive
Group, Inc.(1)	2,681	125,203	Texas Instruments, Inc.	9,150	223,443
Kansas City Southern(1)	8,200	312,994	Ultra Clean
			Holdings, Inc.(1)	649	5,789
Norfolk Southern Corp.	1,530	86,384
			Varian Semiconductor
Old Dominion Freight			Equipment Associates,
Line, Inc.(1)	193	6,878
			Inc.(1)	202	6,280
Union Pacific Corp.	3,907	279,077	Veeco Instruments, Inc.(1)	5,940	226,730
		1,159,510	Verigy Ltd.(1)	16,672	169,388
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT — 1.2%			Xilinx, Inc.	394	9,633
Advanced Micro			Zoran Corp.(1)	656	6,337
Devices, Inc.(1)	8,492	72,776			6,094,134
Altera Corp.	13,561	319,633	SOFTWARE — 1.3%
Applied Materials, Inc.	56,588	730,551	ACI Worldwide, Inc.(1)	759	14,505
ARM Holdings plc	99,290	354,511	Activision Blizzard, Inc.	16,000	172,000
ASML Holding NV	6,690	188,964	Ariba, Inc.(1)	607	9,135
Atheros			AsiaInfo Holdings, Inc.(1)	175	3,750
Communications, Inc.(1)	7,015	238,510
			Aspen Technology, Inc.(1)	580	6,647
Broadcom Corp., Class A	14,466	499,366	Autodesk, Inc.(1)	3,400	99,484
Cirrus Logic, Inc.(1)	3,523	50,079
			Autonomy Corp. plc(1)	6,490	163,933
Cree, Inc.(1)	2,710	179,863
			Cadence Design
Cymer, Inc.(1)	305	9,232	Systems, Inc.(1)	24,393	163,433
Entegris, Inc.(1)	1,229	6,637	Cerner Corp.(1)	1,900	159,049

26

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Citrix Systems, Inc.(1)	4,900	$ 213,689	Dress Barn, Inc. (The)(1)	226	$ 6,190
Compuware Corp.(1)	789	6,462	Finish Line, Inc. (The),
Epicor Software Corp.(1)	1,532	14,248	Class A	2,264	37,696
Fair Isaac Corp.	1,578	36,610	Gap, Inc. (The)	18,667	406,941
			Genesco, Inc.(1)	505	15,716
Intuit, Inc.(1)	16,218	579,631
JDA Software			Group 1 Automotive, Inc.(1)	322	9,158
Group, Inc.(1)	2,014	53,814	Home Depot, Inc. (The)	33,583	1,137,120
Lawson Software, Inc.(1)	860	7,091	Hot Topic, Inc.	1,558	8,662
Mentor Graphics Corp.(1)	2,220	20,380	Inditex SA	3,650	203,383
Microsoft Corp.	108,848	2,808,278	J. Crew Group, Inc.(1)	4,809	219,483
Oracle Corp.	51,107	1,153,485	Kingfisher plc	100,241	323,403
Parametric Technology			Kirkland’s, Inc.(1)	1,817	39,102
Corp.(1)	1,558	25,676	Lowe’s Cos., Inc.	32,788	811,503
Progress Software Corp.(1)	1,544	49,315	Monro Muffler Brake, Inc.	1,273	50,143
Quest Software, Inc.(1)	2,919	56,497	New York & Co., Inc.(1)	2,140	8,175
Radiant Systems, Inc.(1)	1,411	19,556	OfficeMax, Inc.(1)	2,257	40,242
Rovi Corp.(1)	4,600	171,764	O’Reilly Automotive, Inc.(1)	4,800	244,896
S1 Corp.(1)	2,820	17,287	Penske Automotive
salesforce.com, inc.(1)	3,104	268,589	Group, Inc.(1)	508	6,634
SAP AG(1)	4,310	182,969	PEP Boys-Manny
			Moe & Jack	529	6,523
Solera Holdings, Inc.	490	16,993
			PetSmart, Inc.	11,022	350,059
Sybase, Inc.(1)	260	16,726
			Rent-A-Center, Inc.(1)	4,397	106,495
Symantec Corp.(1)	5,796	82,129
			Ross Stores, Inc.	6,335	331,954
Synopsys, Inc.(1)	9,830	210,559
			Stage Stores, Inc.	476	6,745
Taleo Corp., Class A(1)	661	16,558
			Staples, Inc.	21,782	468,749
TIBCO Software, Inc.(1)	639	7,291	Systemax, Inc.	2,181	42,071
Ulticom, Inc.(1)	1,290	11,700	Talbots, Inc.(1)	9,696	145,828
		6,839,233	Wet Seal, Inc. (The),
SPECIALTY RETAIL — 1.3%			Class A(1)	2,217	9,090
Aaron’s, Inc.	344	6,873	Williams-Sonoma, Inc.	23,721	708,783
Abercrombie & Fitch Co.,					6,775,914
Class A	3,225	115,552	TEXTILES, APPAREL & LUXURY GOODS — 0.3%
AnnTaylor Stores Corp.(1)	4,600	99,590	Burberry Group plc	29,891	297,738
AutoZone, Inc.(1)	1,287	245,662	Crocs, Inc.(1)	571	5,910
Bed Bath & Beyond, Inc.(1)	3,400	152,558	Culp, Inc.(1)	527	6,904
Best Buy Co., Inc.	5,600	236,600	Deckers Outdoor Corp.(1)	254	36,759
Cabela’s, Inc.(1)	505	8,691	G-III Apparel Group Ltd.(1)	1,894	54,301
Cato Corp. (The), Class A	259	6,146	Iconix Brand Group, Inc.(1)	3,035	49,319
Charming Shoppes, Inc.(1)	2,010	9,166	Jones Apparel Group, Inc.	5,414	106,331
Chico’s FAS, Inc.	4,575	55,952	Luxottica Group SpA	3,830	90,831
Children’s Place Retail			Maidenform Brands, Inc.(1)	912	21,103
Stores, Inc. (The)(1)	1,099	51,796
Christopher & Banks Corp.	1,483	13,584	Phillips-Van Heusen Corp.	2,400	131,352
			Steven Madden Ltd.(1)	1,231	41,505
Coldwater Creek, Inc.(1)	1,373	8,567
			Swatch Group AG (The)	1,070	278,257
Collective Brands, Inc.(1)	913	20,433

27

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
True Religion			WESCO
Apparel, Inc.(1)	492	$ 13,584	International, Inc.(1)	172 $	$ 6,433
VF Corp.	3,800	293,930	Wolseley plc(1)	10,080	239,441
Warnaco Group, Inc.					1,186,114
(The)(1)	269	11,457
			TRANSPORTATION INFRASTRUCTURE(2)
Weyco Group, Inc.	32	736	Aegean Marine Petroleum
Wolverine World			Network, Inc.	425	9,792
Wide, Inc.	226	6,486	WATER UTILITIES(2)
		1,446,503	Artesian Resources
THRIFTS & MORTGAGE FINANCE — 0.2%			Corp., Class A	537	9,618
Brookline Bancorp., Inc.	677	6,743	WIRELESS TELECOMMUNICATION SERVICES — 0.3%
First Financial			American Tower Corp.,
Holdings, Inc.	731	10,249	Class A(1)	11,091	449,518
First Financial			NII Holdings, Inc.(1)	5,700	207,879
Northwest, Inc.	1,515	7,287	SBA Communications
First Niagara Financial			Corp., Class A(1)	16,196	534,954
Group, Inc.	1,365	18,032	SOFTBANK CORP.	8,400	202,123
Flagstar Bancorp, Inc.(1)	1,290	6,551
			Vodafone Group plc	175,000	350,427
Flushing Financial Corp.	528	7,149			1,744,901
Hudson City Bancorp., Inc.	21,446	270,434	TOTAL COMMON STOCKS
K-Fed Bancorp.	806	8,060	(Cost $192,060,952)		226,476,755
Northwest
Bancshares, Inc.	16,343	190,069	U.S. Treasury Securities — 15.3%
Ocwen Financial Corp.(1)	1,189	14,458	U.S. Treasury Bonds,
			6.25%, 5/15/30(3)	$ 778,000	1,012,859
People’s United
Financial, Inc.	24,219	338,339	U.S. Treasury Bonds,
			4.375%, 11/15/39(3)	3,300,000	3,383,015
PMI Group, Inc. (The)(1)	3,009	14,112
			U.S. Treasury Inflation
Provident Financial			Indexed Bonds,
Services, Inc.	1,085	13,411	2.50%, 1/15/29	10,136,500	11,280,320
Radian Group, Inc.	1,128	11,596	U.S. Treasury Inflation
Washington Federal, Inc.	441	7,620	Indexed Bonds,
		924,110	2.125%, 2/15/40(3)	3,826,220	4,098,705
TOBACCO — 0.2%			U.S. Treasury Inflation
Altria Group, Inc.	21,280	431,771	Indexed Notes,
			3.375%, 1/15/12(3)	1,838,460	1,939,246
British American			U.S. Treasury Inflation
Tobacco plc	7,787	229,681	Indexed Notes,
Lorillard, Inc.	1,800	128,682	3.00%, 7/15/12(3)	11,498,895	12,213,627
Philip Morris			U.S. Treasury Inflation
International, Inc.	10,400	458,848	Indexed Notes,
		1,248,982	0.50%, 4/15/15(3)	1,556,572	1,566,163
TRADING COMPANIES & DISTRIBUTORS — 0.2%			U.S. Treasury Inflation
Aircastle Ltd.	3,762	37,056	Indexed Notes,
			1.375%, 7/15/18(3)	17,156,910	17,527,944
Fastenal Co.	6,100	307,684
			U.S. Treasury Notes,
GATX Corp.	258	7,459	0.75%, 11/30/11(3)	5,000,000	5,008,400
Kaman Corp.	401	9,820	U.S. Treasury Notes,
Lawson Products, Inc.	570	7,849	1.875%, 6/15/12(3)	4,000,000	4,090,624
Mitsubishi Corp.	15,800	356,697	U.S. Treasury Notes,
W.W. Grainger, Inc.	2,100	213,675	1.375%, 9/15/12(3)	9,000,000	9,097,029

28

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Notes,			FNMA, 7.00%, 6/1/32(3)	$ 329,730	$ 370,182
2.375%, 8/31/14(3)	$ 2,000,000	$ 2,042,500
			FNMA, 5.50%, 6/1/33(3)	1,084,748	1,163,218
U.S. Treasury Notes,			FNMA, 5.50%, 8/1/33(3)	2,083,773	2,234,510
2.375%, 2/28/15(3)	4,000,000	4,064,984
			FNMA, 5.50%, 9/1/33(3)	548,972	588,684
U.S. Treasury Notes,
3.00%, 8/31/16(3)	3,000,000	3,065,391	FNMA, 5.00%, 11/1/33(3)	3,326,816	3,505,611
TOTAL U.S. TREASURY SECURITIES			FNMA, 5.50%, 1/1/34(3)	3,485,466	3,746,222
(Cost $77,363,059)		80,390,807	FNMA, 4.50%, 9/1/35(3)	2,681,735	2,761,559
U.S. Government Agency			FNMA, 5.00%, 2/1/36(3)	3,635,176	3,819,184
Mortgage-Backed Securities(4) — 10.6%			FNMA, 5.50%, 4/1/36(3)	711,264	760,716
FHLMC, 6.50%, 12/1/12(3)	2,035	2,198	FNMA, 5.00%, 10/1/36(3)	314,321	329,642
FHLMC, 7.00%, 6/1/14(3)	38,388	41,237	FNMA, 5.50%, 12/1/36(3)	2,189,059	2,338,519
FHLMC, 6.50%, 6/1/16(3)	56,592	61,110	FNMA, 5.50%, 1/1/37	8,208,596	8,779,309
FHLMC, 4.50%, 1/1/19(3)	1,453,573	1,542,907	FNMA, 5.50%, 2/1/37(3)	1,362,188	1,455,193
FHLMC, 5.00%, 1/1/21(3)	1,579,933	1,692,026	FNMA, 6.50%, 8/1/37(3)	1,354,478	1,465,534
FHLMC, 5.00%, 4/1/21(3)	541,295	579,699	FNMA, 6.50%, 6/1/47(3)	68,459	74,265
FHLMC, 8.00%, 7/1/30(3)	11,472	13,138	FNMA, 6.50%, 8/1/47(3)	297,657	322,900
FHLMC, 6.50%, 5/1/31(3)	33,891	37,496	FNMA, 6.50%, 8/1/47(3)	316,115	342,923
FHLMC, 5.50%, 12/1/33(3)	555,675	595,744	FNMA, 6.50%, 9/1/47(3)	32,797	35,578
FHLMC, 5.50%, 1/1/38(3)	2,707,719	2,891,124	FNMA, 6.50%, 9/1/47(3)	201,217	218,281
FHLMC, 6.00%, 11/1/38	3,027,290	3,268,594	FNMA, 6.50%, 9/1/47(3)	930,345	1,009,242
FHLMC, 6.50%, 7/1/47(3)	142,401	154,588	GNMA, 7.00%, 1/15/24(3)	6,650	7,500
FNMA, 6.50%, 5/1/11(3)	1,281	1,337	GNMA, 8.00%, 7/15/24(3)	6,631	7,689
FNMA, 6.50%, 5/1/11(3)	2,135	2,229	GNMA, 8.00%, 9/15/24(3)	5,402	6,264
FNMA, 6.50%, 5/1/11(3)	3,640	3,800	GNMA, 9.00%, 4/20/25(3)	2,300	2,673
FNMA, 6.50%, 2/1/12(3)	727	785	GNMA, 7.00%, 9/15/25(3)	31,309	35,351
FNMA, 6.50%, 4/1/12(3)	5,381	5,810	GNMA, 7.50%, 10/15/25(3)	10,706	12,173
FNMA, 6.50%, 5/1/12(3)	3,064	3,308	GNMA, 7.50%, 2/15/26(3)	17,523	19,917
FNMA, 6.00%, 4/1/14(3)	26,312	28,396	GNMA, 6.00%, 4/15/26(3)	3,239	3,539
FNMA, 7.50%, 6/1/15(3)	6,170	6,757	GNMA, 8.25%, 7/15/26(3)	40,275	46,801
FNMA, 4.50%, 5/1/19(3)	736,371	781,051	GNMA, 9.00%, 8/20/26(3)	824	954
FNMA, 4.50%, 5/1/19(3)	826,862	877,034	GNMA, 7.00%, 12/15/27(3)	53,757	60,809
FNMA, 5.00%, 9/1/20(3)	1,443,248	1,544,742	GNMA, 6.50%, 2/15/28(3)	2,398	2,680
FNMA, 7.00%, 6/1/26(3)	1,372	1,535	GNMA, 6.50%, 2/15/28(3)	13,579	15,174
FNMA, 7.50%, 3/1/27(3)	15,656	17,650	GNMA, 6.50%, 3/15/28(3)	12,489	13,955
FNMA, 6.50%, 6/1/29(3)	14,689	16,295	GNMA, 6.50%, 4/15/28(3)	2,438	2,725
FNMA, 7.00%, 7/1/29(3)	13,840	15,517	GNMA, 6.00%, 7/15/28(3)	15,484	17,013
FNMA, 7.00%, 7/1/29(3)	73,974	82,885	GNMA, 6.00%, 10/15/28(3)	45,575	50,074
FNMA, 7.00%, 3/1/30(3)	29,906	33,530	GNMA, 7.00%, 5/15/31(3)	24,949	28,276
FNMA, 7.50%, 8/1/30(3)	27,580	31,155	GNMA, 5.50%, 11/15/32(3)	333,439	360,794
FNMA, 7.50%, 9/1/30(3)	14,104	15,919	GNMA, 6.50%, 10/15/38(3)	4,822,906	5,268,648
FNMA, 6.50%, 9/1/31(3)	106,803	118,480	TOTAL U.S. GOVERNMENT AGENCY
FNMA, 7.00%, 9/1/31(3)	39,163	43,957	MORTGAGE-BACKED SECURITIES
			(Cost $52,061,994)		55,838,753
FNMA, 6.50%, 1/1/32(3)	38,256	42,439

29

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount		Value
Corporate Bonds — 10.4%			Goldman Sachs Group,
			Inc. (The), 6.00%,
AEROSPACE & DEFENSE — 0.4%			5/1/14(3)	$ 220,000		$ 232,320
Honeywell International,			Goldman Sachs Group,
Inc., 5.30%, 3/15/17(3)	$ 334,000	$ 370,418	Inc. (The), 7.50%,
Honeywell International,			2/15/19(3)		880,000	973,130
Inc., 5.30%, 3/1/18(3)	270,000	298,466	Jefferies Group, Inc.,
L-3 Communications			8.50%, 7/15/19(3)		130,000	146,454
Corp., 5.20%, 10/15/19(3)	260,000	270,183	Morgan Stanley, 4.20%,
L-3 Communications			11/20/14(3)		250,000	242,303
Corp., 4.75%, 7/15/20	90,000	89,938	Morgan Stanley, 6.625%,
Lockheed Martin Corp.,			4/1/18(3)		370,000	380,523
5.50%, 11/15/39(3)	310,000	317,078	Morgan Stanley, 7.30%,
United Technologies Corp.,			5/13/19(3)		570,000	599,678
6.05%, 6/1/36(3)	341,000	372,023	UBS AG (Stamford
United Technologies Corp.,			Branch), 5.875%,
5.70%, 4/15/40(3)	190,000	201,771	12/20/17(3)		220,000	226,791
		1,919,877				4,583,382
AUTOMOBILES — 0.1%			CHEMICALS — 0.1%
American Honda			Dow Chemical Co. (The),
Finance Corp., 2.375%,			8.55%, 5/15/19(3)		240,000	285,102
3/18/13(3)(5)	170,000	171,414	Rohm & Haas Co., 5.60%,
Daimler Finance N.A. LLC,			3/15/13(3)		280,000	298,592
5.875%, 3/15/11(3)	320,000	329,950				583,694
Nissan Motor Acceptance			COMMERCIAL BANKS — 0.9%
Corp., 3.25%, 1/30/13(3)(5)	60,000	61,045
			Bank of Scotland plc,
		562,409	3.25%, 1/25/13	EUR	95,000	118,997
BEVERAGES — 0.3%			Barclays Bank plc,
Anheuser-Busch InBev			5.00%, 9/22/16(3)	$ 220,000		217,660
Worldwide, Inc., 3.00%,			BB&T Corp., 5.70%,
10/15/12(3)	380,000	389,572	4/30/14(3)		220,000	240,252
Anheuser-Busch InBev			Eurohypo AG, 3.75%,
Worldwide, Inc., 6.875%,			4/11/11	EUR	1,290,000	1,617,481
11/15/19(5)	360,000	416,058
			Fifth Third Bancorp.,
Dr Pepper Snapple Group,			6.25%, 5/1/13(3)	$ 130,000		140,490
Inc., 6.82%, 5/1/18(3)	330,000	386,301
			HSBC Holdings plc,
SABMiller plc, 6.20%,			6.80%, 6/1/38		70,000	73,766
7/1/11(3)(5)	310,000	323,272
			National Australia Bank
		1,515,203	Ltd., 3.75%, 3/2/15(3)(5)		100,000	100,902
CAPITAL MARKETS — 0.9%			PNC Bank N.A., 4.875%,
Credit Suisse (New York),			9/21/17(3)		530,000	539,692
5.00%, 5/15/13(3)	530,000	564,150	PNC Bank N.A., 6.00%,
Credit Suisse (New York),			12/7/17(3)		340,000	362,680
5.50%, 5/1/14(3)	300,000	323,963	SunTrust Bank, 7.25%,
Credit Suisse (New York),			3/15/18(3)		130,000	141,335
5.30%, 8/13/19(3)	280,000	288,196	Wachovia Bank N.A.,
Deutsche Bank AG			4.80%, 11/1/14(3)		444,000	463,335
(London), 4.875%,			Wachovia Bank N.A.,
5/20/13(3)	360,000	379,484	4.875%, 2/1/15(3)		169,000	176,960
Deutsche Bank AG			Wells Fargo & Co.,
(London), 3.875%,			4.375%, 1/31/13(3)		400,000	419,085
8/18/14(3)	220,000	226,390

30

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Westpac Banking Corp.,			JPMorgan Chase & Co.,
4.875%, 11/19/19(3)	$ 120,000	$ 119,790	4.65%, 6/1/14(3)	$ 290,000	$ 306,932
		4,732,425	JPMorgan Chase & Co.,
COMMERCIAL SERVICES & SUPPLIES — 0.1%			6.00%, 1/15/18(3)	840,000	908,263
Allied Waste North					3,551,851
America, Inc., 6.375%,			DIVERSIFIED TELECOMMUNICATION
4/15/11(3)	200,000	207,309	SERVICES — 0.6%
Republic Services, Inc.,			Alltel Corp., 7.875%,
5.50%, 9/15/19(3)(5)	240,000	253,774	7/1/32(3)	140,000	170,952
Waste Management, Inc.,			AT&T, Inc., 6.80%,
6.125%, 11/30/39(3)	150,000	157,394	5/15/36(3)	430,000	475,132
		618,477	AT&T, Inc., 6.55%,
COMMUNICATIONS EQUIPMENT — 0.1%			2/15/39(3)	410,000	445,587
Cisco Systems, Inc.,			British
5.90%, 2/15/39(3)	350,000	372,426	Telecommunications plc,
			5.95%, 1/15/18(3)	100,000	103,529
CONSUMER FINANCE — 0.4%
			Cellco Partnership/Verizon
American Express			Wireless Capital LLC,
Centurion Bank, 5.55%,			8.50%, 11/15/18(3)	130,000	162,797
10/17/12(3)	220,000	236,363
			Deutsche Telekom
American Express			International Finance BV,
Centurion Bank, 6.00%,			6.75%, 8/20/18(3)	100,000	112,535
9/13/17(3)	250,000	271,332
			Embarq Corp., 7.08%,
American Express Co.,			6/1/16(3)	260,000	280,200
7.25%, 5/20/14(3)	120,000	136,266
			France Telecom SA,
Capital One Bank USA			4.375%, 7/8/14(3)	360,000	384,083
N.A., 8.80%, 7/15/19(3)	250,000	298,626
			Qwest Corp., 7.875%,
General Electric Capital			9/1/11(3)	130,000	136,825
Corp., 3.75%, 11/14/14(3)	250,000	253,924
			Qwest Corp., 7.50%,
General Electric Capital			10/1/14(3)	130,000	137,475
Corp., 4.375%, 9/21/15(3)	250,000	257,757
			Telecom Italia Capital SA,
General Electric Capital			6.175%, 6/18/14(3)	280,000	289,921
Corp., 5.625%, 9/15/17(3)	375,000	397,272
			Telecom Italia Capital SA,
		1,851,540	7.00%, 6/4/18(3)	100,000	105,445
DIVERSIFIED FINANCIAL SERVICES — 0.7%			Telefonica Emisiones SAU,
Bank of America Corp.,			5.88%, 7/15/19(3)	340,000	351,582
6.50%, 8/1/16(3)	200,000	213,293
			Verizon Communications,
Bank of America Corp.,			Inc., 6.40%, 2/15/38(3)	110,000	116,869
5.75%, 12/1/17(3)	210,000	212,990
					3,272,932
Bank of America N.A.,			ELECTRIC UTILITIES — 0.3%
5.30%, 3/15/17(3)	500,000	491,237
			Carolina Power & Light
Citigroup, Inc., 5.50%,			Co., 5.15%, 4/1/15(3)	141,000	155,585
4/11/13(3)	540,000	556,621
			Carolina Power & Light
Citigroup, Inc., 6.01%,			Co., 5.25%, 12/15/15(3)	287,000	321,388
1/15/15(3)	240,000	249,958
			Cleveland Electric
Citigroup, Inc., 4.75%,			Illuminating Co. (The),
5/19/15	70,000	69,212	5.70%, 4/1/17(3)	127,000	136,034
Citigroup, Inc., 6.125%,			Duke Energy Corp.,
5/15/18(3)	370,000	379,043
			3.95%, 9/15/14(3)	160,000	165,794
Citigroup, Inc., 8.50%,			EDF SA, 4.60%,
5/22/19(3)	140,000	164,302
			1/27/20(3)(5)	210,000	211,979

31

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FirstEnergy Solutions			HOTELS, RESTAURANTS & LEISURE — 0.2%
Corp., 6.05%, 8/15/21(3)	$ 370,000	$ 367,645	McDonald’s Corp., 5.35%,
Florida Power Corp.,			3/1/18(3)	$ 230,000	$ 256,162
6.35%, 9/15/37(3)	270,000	304,402	McDonald’s Corp., 6.30%,
Southern California Edison			10/15/37(3)	270,000	310,686
Co., 5.625%, 2/1/36(3)	100,000	104,565	Yum! Brands, Inc., 5.30%,
		1,767,392	9/15/19(3)	380,000	398,277
ENERGY EQUIPMENT & SERVICES — 0.1%					965,125
Weatherford International			HOUSEHOLD PRODUCTS — 0.1%
Ltd., 9.625%, 3/1/19(3)	340,000	416,993	Kimberly-Clark Corp.,
FOOD & STAPLES RETAILING — 0.3%			6.125%, 8/1/17(3)	290,000	335,887
CVS Caremark Corp.,			INDUSTRIAL CONGLOMERATES — 0.1%
6.60%, 3/15/19(3)	330,000	375,302	General Electric Co.,
SYSCO Corp., 4.20%,			5.00%, 2/1/13(3)	273,000	292,434
2/12/13(3)	140,000	149,456	General Electric Co.,
Wal-Mart Stores, Inc.,			5.25%, 12/6/17(3)	320,000	343,086
5.875%, 4/5/27(3)	382,000	412,744			635,520
Wal-Mart Stores, Inc.,			INSURANCE — 0.4%
6.20%, 4/15/38(3)	260,000	291,598
			Allstate Corp. (The),
Wal-Mart Stores, Inc.,			7.45%, 5/16/19	220,000	260,983
5.625%, 4/1/40(3)	150,000	156,907
			Hartford Financial
		1,386,007	Services Group, Inc.
FOOD PRODUCTS — 0.2%			(The), 4.00%, 3/30/15(3)	110,000	106,906
Kellogg Co., 4.45%,			Lincoln National Corp.,
5/30/16(3)	290,000	312,137	6.25%, 2/15/20(3)	140,000	146,938
Kraft Foods, Inc., 6.00%,			MetLife Global
2/11/13(3)	100,000	110,433	Funding I, 5.125%,
Kraft Foods, Inc., 5.375%,			4/10/13(3)(5)	295,000	318,394
2/10/20(3)	70,000	72,836	MetLife, Inc., 6.75%,
Kraft Foods, Inc., 6.50%,			6/1/16(3)	280,000	314,156
2/9/40(3)	310,000	330,208	New York Life Global
Mead Johnson Nutrition			Funding, 4.65%,
Co., 3.50%, 11/1/14(3)(5)	150,000	153,980	5/9/13(3)(5)	220,000	235,064
		979,594	Prudential Financial, Inc.,
			7.375%, 6/15/19(3)	150,000	172,019
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
			Prudential Financial, Inc.,
Baxter International, Inc.,			5.40%, 6/13/35(3)	320,000	285,615
5.90%, 9/1/16(3)	175,000	202,151
			Travelers Cos., Inc. (The),
Baxter International, Inc.,			5.90%, 6/2/19(3)	140,000	153,447
5.375%, 6/1/18(3)	260,000	289,236
		491,387			1,993,522
			MACHINERY(2)
HEALTH CARE PROVIDERS & SERVICES — 0.2%
Express Scripts, Inc.,			Deere & Co., 5.375%,
			10/16/29(3)	250,000	264,247
5.25%, 6/15/12(3)	280,000	299,769
Express Scripts, Inc.,			MEDIA — 0.8%
7.25%, 6/15/19(3)	340,000	405,285	CBS Corp., 8.875%,
			5/15/19(3)	100,000	122,605
Medco Health Solutions,
Inc., 7.25%, 8/15/13(3)	400,000	459,150	CBS Corp., 5.75%,
			4/15/20(3)	110,000	112,523
Quest Diagnostics, Inc.,
4.75%, 1/30/20(3)	150,000	152,012	CBS Corp., 5.50%,
			5/15/33(3)	150,000	130,707
		1,316,216

32

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Comcast Corp., 5.90%,			Pacific Gas & Electric Co.,
3/15/16(3)	$ 292,000	$ 322,418	4.20%, 3/1/11(3)	$ 510,000	$ 519,985
Comcast Corp., 6.40%,			Pacific Gas & Electric Co.,
5/15/38(3)	260,000	273,382	5.80%, 3/1/37(3)	294,000	300,140
DirecTV Holdings LLC/			Pacific Gas & Electric Co.,
DirecTV Financing Co.,			6.35%, 2/15/38(3)	260,000	283,486
Inc., 4.75%, 10/1/14(3)	340,000	360,125	PG&E Corp., 5.75%,
News America, Inc.,			4/1/14(3)	80,000	88,381
6.90%, 8/15/39(3)	220,000	245,366	Sempra Energy,
Omnicom Group, Inc.,			8.90%, 11/15/13(3)	200,000	238,272
5.90%, 4/15/16(3)	250,000	276,480	Sempra Energy,
Time Warner Cable, Inc.,			6.50%, 6/1/16(3)	150,000	171,607
5.40%, 7/2/12(3)	210,000	225,215	Sempra Energy,
Time Warner Cable, Inc.,			6.00%, 10/15/39(3)	100,000	102,127
6.75%, 7/1/18(3)	360,000	406,069			2,688,702
Time Warner, Inc.,			OFFICE ELECTRONICS(2)
5.50%, 11/15/11(3)	245,000	258,770
			Xerox Corp., 5.65%,
Time Warner, Inc.,			5/15/13(3)	100,000	107,817
4.875%, 3/15/20(3)	190,000	189,796
			Xerox Corp., 4.25%,
Time Warner, Inc.,			2/15/15(3)	90,000	92,266
7.625%, 4/15/31(3)	77,000	88,776
					200,083
Time Warner, Inc.,
7.70%, 5/1/32(3)	220,000	255,528	OIL, GAS & CONSUMABLE FUELS — 1.1%
Viacom, Inc., 6.25%,			Anadarko Petroleum Corp.,
4/30/16(3)	480,000	539,505	6.45%, 9/15/36(3)	300,000	284,901
Viacom, Inc., 6.875%,			ConocoPhillips, 5.75%,
4/30/36(3)	190,000	206,496	2/1/19(3)	230,000	255,558
		4,013,761	ConocoPhillips, 6.50%,
			2/1/39(3)	520,000	599,098
METALS & MINING — 0.2%
			Enbridge Energy Partners
Barrick Gold Corp.,			LP, 6.50%, 4/15/18(3)	130,000	145,794
6.95%, 4/1/19	160,000	186,660
			Enterprise Products
Newmont Mining Corp.,			Operating LLC, 6.30%,
6.25%, 10/1/39(3)	270,000	275,144	9/15/17(3)	620,000	678,854
Rio Tinto Finance USA			Enterprise Products
Ltd., 5.875%, 7/15/13(3)	280,000	305,893	Operating LLC, 6.45%,
Xstrata Finance			9/1/40	50,000	50,038
Canada Ltd., 5.80%,			EOG Resources, Inc.,
11/15/16(3)(5)	235,000	253,145	5.625%, 6/1/19(3)	210,000	233,421
		1,020,842	Hess Corp., 6.00%,
MULTILINE RETAIL(2)			1/15/40(3)	140,000	142,032
Macy’s Retail Holdings,			Kinder Morgan Energy
Inc., 5.35%, 3/15/12(3)	209,000	214,747	Partners LP, 6.85%,
MULTI-UTILITIES — 0.5%			2/15/20(3)	290,000	320,820
CenterPoint Energy			Kinder Morgan Energy
Resources Corp., 6.125%,			Partners LP, 6.50%,
11/1/17(3)	270,000	295,102	9/1/39(3)	160,000	156,198
CenterPoint Energy			Motiva Enterprises LLC,
Resources Corp.,			5.75%, 1/15/20(3)(5)	130,000	138,139
6.25%, 2/1/37(3)	380,000	395,264	Nexen, Inc., 5.65%,
Dominion Resources, Inc.,			5/15/17(3)	220,000	239,631
6.40%, 6/15/18(3)	260,000	294,338

33

Strategic Allocation: Conservative

	Shares/				Shares/
	Principal				Principal
	Amount	Value			Amount	Value
Nexen, Inc., 6.40%,			ProLogis, 6.875%,
5/15/37(3)	$ 370,000	$ 372,499	3/15/20(3)		$ 150,000	$ 143,610
Plains All American						979,720
Pipeline LP/PAA Finance			ROAD & RAIL — 0.1%
Corp., 8.75%, 5/1/19(3)	290,000	344,956
			CSX Corp., 7.375%,
Shell International Finance			2/1/19(3)		220,000	264,498
BV, 4.30%, 9/22/19(3)	260,000	262,811
			Union Pacific Corp.,
Shell International Finance			5.75%, 11/15/17(3)		400,000	441,755
BV, 6.375%, 12/15/38(3)	240,000	273,967
						706,253
Talisman Energy, Inc.,
7.75%, 6/1/19(3)	360,000	434,554	SOFTWARE — 0.1%
Williams Partners LP,			Intuit, Inc., 5.75%,
			3/15/17(3)		302,000	330,655
5.25%, 3/15/20(3)(5)	140,000	140,222
XTO Energy, Inc., 6.50%,			SPECIALTY RETAIL — 0.1%
12/15/18(3)	220,000	258,471	Home Depot, Inc. (The),
			5.875%, 12/16/36(3)		90,000	88,807
XTO Energy, Inc., 6.10%,
4/1/36(3)	324,000	362,424	Lowe’s Cos., Inc.,
			4.625%, 4/15/20(3)		50,000	52,095
		5,694,388
PAPER & FOREST PRODUCTS — 0.1%			Staples, Inc., 9.75%,
			1/15/14(3)		190,000	232,869
International Paper Co.,
9.375%, 5/15/19(3)	300,000	377,042				373,771
PHARMACEUTICALS — 0.4%			THRIFTS & MORTGAGE FINANCE — 0.1%
Abbott Laboratories,			Cie de Financement
2.70%, 5/27/15(3)	80,000	80,390	Foncier, 1.25%, 12/1/11	JPY	67,000,000	741,578
Abbott Laboratories,			TOBACCO(2)
5.875%, 5/15/16(3)	130,000	149,615	Altria Group, Inc., 9.25%,
Abbott Laboratories,			8/6/19(3)		$ 220,000	261,368
5.30%, 5/27/40(3)	90,000	88,735	WIRELESS TELECOMMUNICATION SERVICES — 0.1%
AstraZeneca plc,			Rogers Cable, Inc., 6.25%,
5.40%, 9/15/12(3)	325,000	354,922	6/15/13(3)		240,000	266,153
AstraZeneca plc,			Rogers Communications,
5.90%, 9/15/17(3)	300,000	344,091	Inc., 6.80%, 8/15/18(3)		180,000	208,808
GlaxoSmithKline Capital,			Vodafone Group plc,
Inc., 4.85%, 5/15/13(3)	240,000	262,336	5.45%, 6/10/19(3)		110,000	115,776
Novartis Capital Corp.,						590,737
4.40%, 4/24/20(3)	190,000	196,970	TOTAL CORPORATE BONDS
Pfizer, Inc., 7.20%,			(Cost $51,731,371)			54,652,583
3/15/39(3)	210,000	260,733
Watson Pharmaceuticals,			Sovereign Governments &
Inc., 5.00%, 8/15/14(3)	250,000	265,571	Agencies — 6.7%
Wyeth, 5.95%, 4/1/37(3)	314,000	339,467	AUSTRALIA — 0.1%
		2,342,830	Government of Australia,
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%			6.50%, 5/15/13	AUD	445,000	394,872
			New South Wales Treasury
AMB Property Corp.,			Corp., 5.50%, 3/1/17	AUD	285,000	238,965
6.625%, 12/1/19(3)	160,000	169,223
Digital Realty Trust LP,						633,837
5.875%, 2/1/20(3)(5)	170,000	171,402	AUSTRIA — 0.3%
ProLogis, 5.625%,			Republic of Austria,
11/15/16(3)	360,000	347,208	3.40%, 10/20/14	EUR	450,000	590,330
ProLogis, 7.375%,			Republic of Austria,
10/30/19(3)	150,000	148,277	4.30%, 9/15/17(5)	EUR	190,000	259,855

34

Strategic Allocation: Conservative

		Shares/				Shares/
		Principal				Principal
		Amount	Value			Amount	Value
Republic of Austria,				Government of France,
4.35%, 3/15/19(5)	EUR	310,000	$ 423,552	5.50%, 4/25/29	EUR	145,000	$ 225,253
Republic of Austria,				Government of France,
4.15%, 3/15/37(5)	EUR	147,000	192,122	4.75%, 4/25/35	EUR	145,000	209,913
			1,465,859				1,376,523
BELGIUM — 0.3%				GERMANY — 1.0%
Kingdom of Belgium,				German Federal Republic,
4.00%, 3/28/14	EUR	725,000	968,718	4.25%, 10/12/12	EUR	550,000	733,058
Kingdom of Belgium,				German Federal Republic,
4.00%, 3/28/18	EUR	430,000	571,004	3.50%, 1/4/16	EUR	1,055,000	1,412,105
Kingdom of Belgium,				German Federal Republic,
5.00%, 3/28/35	EUR	170,000	245,156	3.75%, 1/4/19	EUR	680,000	914,816
			1,784,878	German Federal Republic,
CANADA — 0.4%				5.625%, 1/4/28	EUR	455,000	732,592
Government of Canada,				German Federal Republic,
3.75%, 6/1/12	CAD	640,000	632,441	4.75%, 7/4/34	EUR	335,000	504,130
Government of Canada,				German Federal Republic,
5.00%, 6/1/14	CAD	490,000	510,482	4.25%, 7/4/39	EUR	220,000	312,940
Government of Canada,				KfW, 4.375%, 10/11/13	EUR	660,000	886,092
3.75%, 6/1/19	CAD	280,000	277,518				5,495,733
Government of Canada,				IRELAND — 0.3%
5.75%, 6/1/33	CAD	420,000	522,330	Republic of Ireland,
Hydro Quebec, 8.40%,				4.00%, 1/15/14	EUR	284,000	358,651
1/15/22(3)	$ 77,000		103,281	Republic of Ireland,
			2,046,052	5.90%, 10/18/19	EUR	640,000	852,763
DENMARK — 0.2%				Republic of Ireland,
Kingdom of Denmark,				5.40%, 3/13/25	EUR	171,000	209,787
5.00%, 11/15/13	DKK	4,180,000	777,933				1,421,201
Kingdom of Denmark,				ITALY — 0.4%
4.00%, 11/15/17	DKK	890,000	162,955	Republic of Italy,
			940,888	5.25%, 8/1/17	EUR	485,000	660,679
FINLAND — 0.4%				Republic of Italy,
Government of Finland,				4.25%, 3/1/20	EUR	585,000	728,288
4.25%, 9/15/12	EUR	365,000	483,599	Republic of Italy,
Government of Finland,				5.00%, 8/1/34	EUR	215,000	266,667
3.125%, 9/15/14	EUR	460,000	603,502	Republic of Italy,
Government of Finland,				4.00%, 2/1/37	EUR	268,000	290,051
3.875%, 9/15/17	EUR	445,000	599,270				1,945,685
Government of Finland,				JAPAN — 1.0%
4.375%, 7/4/19	EUR	69,000	95,649	Development Bank of
Government of Finland,				Japan, 2.30%, 3/19/26	JPY	30,000,000	346,320
4.00%, 7/4/25	EUR	86,000	113,934	Government of Japan,
			1,895,954	1.20%, 3/20/12	JPY	131,900,000	1,478,030
FRANCE — 0.3%				Government of Japan,
Government of France,				0.60%, 9/20/14	JPY	73,300,000	814,335
4.00%, 4/25/14	EUR	337,000	454,118	Government of Japan,
Government of France,				1.20%, 6/20/15	JPY	54,700,000	623,091
3.25%, 4/25/16	EUR	48,000	62,619	Government of Japan,
Government of France,				1.80%, 6/20/18	JPY	36,700,000	431,271
4.25%, 4/25/19	EUR	310,000	424,620

35

Strategic Allocation: Conservative

		Shares/				Shares/
		Principal				Principal
		Amount	Value			Amount	Value
Government of Japan,				Government of Sweden,
1.50%, 9/20/18	JPY	61,700,000	$ 707,378	4.25%, 3/12/19	SEK	1,105,000	$ 159,802
Government of Japan,							648,321
2.10%, 12/20/26	JPY	39,700,000	451,405	UNITED KINGDOM — 0.9%
Government of Japan,				Government of United
2.40%, 3/20/37	JPY	25,700,000	300,650	Kingdom, 5.00%, 3/7/12	GBP	120,000	186,037
			5,152,480	Government of United
MULTI-NATIONAL — 0.2%				Kingdom, 5.00%, 9/7/14	GBP	260,000	420,846
European Investment				Government of United
Bank, 4.75%, 6/6/12	GBP	300,000	463,015	Kingdom, 4.00%, 9/7/16	GBP	265,000	410,718
European Investment				Government of United
Bank, 5.375%, 10/15/12	EUR	420,000	566,869	Kingdom, 4.50%, 3/7/19	GBP	845,000	1,322,156
			1,029,884	Government of United
NETHERLANDS — 0.3%				Kingdom, 3.75%, 9/7/19	GBP	415,000	610,819
Kingdom of Netherlands,				Government of United
4.25%, 7/15/13	EUR	620,000	835,823	Kingdom, 8.00%, 6/7/21	GBP	69,000	139,215
Kingdom of Netherlands,				Government of United
4.00%, 7/15/16	EUR	172,000	233,661	Kingdom, 4.25%, 6/7/32	GBP	180,000	260,446
Kingdom of Netherlands,				Government of United
3.50%, 7/15/20	EUR	345,000	445,397	Kingdom, 4.25%, 3/7/36	GBP	335,000	482,025
Kingdom of Netherlands,				Government of United
4.00%, 1/15/37	EUR	170,000	228,542	Kingdom, 4.50%, 12/7/42	GBP	675,000	1,017,493
			1,743,423				4,849,755
PORTUGAL — 0.2%				TOTAL SOVEREIGN
				GOVERNMENTS & AGENCIES
Republic of Portugal,				(Cost $38,030,561)			35,078,112
3.60%, 10/15/14	EUR	190,000	238,211
Republic of Portugal,				U.S. Government Agency Securities
4.35%, 10/16/17	EUR	470,000	583,595	and Equivalents — 3.8%
Republic of Portugal,				FIXED-RATE U.S. GOVERNMENT
4.75%, 6/14/19	EUR	59,000	74,263	AGENCY SECURITIES — 2.2%
			896,069	FNMA, 2.75%, 3/13/14(3)		$ 5,000,000	5,164,065
SPAIN — 0.3%				FNMA, 5.375%, 6/12/17(3)		5,500,000	6,297,384
Government of Spain,
5.40%, 7/30/11	EUR	270,000	346,207				11,461,449
				GOVERNMENT-BACKED CORPORATE BONDS(6) — 1.6%
Government of Spain,
4.25%, 1/31/14	EUR	510,000	656,340	Bank of America Corp.,
				VRN, 0.64%, 7/30/10(3)		2,400,000	2,419,438
Government of Spain,
3.80%, 1/31/17	EUR	200,000	247,121	Citigroup Funding, Inc.,
				VRN, 0.67%, 7/30/10(3)		2,500,000	2,522,152
Government of Spain,
4.00%, 4/30/20	EUR	150,000	180,690	KeyCorp, VRN, 0.91%,
				6/15/10(3)		1,300,000	1,305,034
Government of Spain,
4.90%, 7/30/40	EUR	270,000	321,212	Morgan Stanley, VRN,
				0.62%, 6/21/10(3)		2,500,000	2,523,855
			1,751,570
SWEDEN — 0.1%							8,770,479
Government of Sweden,				TOTAL U.S. GOVERNMENT AGENCY
5.25%, 3/15/11	SEK	2,325,000	306,751	SECURITIES AND EQUIVALENTS
				(Cost $19,647,895)			20,231,928
Government of Sweden,
6.75%, 5/5/14	SEK	1,200,000	181,768

36

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 1.9%			University of California
			Rev., (Building Bonds),
California GO, (Building			5.77%, 5/15/43(3)	$ 280,000	$ 281,643
Bonds), 7.30%, 10/1/39(3)	$ 430,000	$ 448,124
			Washington GO, (Building
Columbus Development			Bonds), 5.14%, 8/1/40(7)	170,000	168,290
Auth. Industrial Rev.,			TOTAL MUNICIPAL SECURITIES
(Litho-Krome), VRDN,			(Cost $10,248,418)		10,291,330
0.35%, 6/3/10 (LOC:
Bank of America N.A.)(3)	2,500,000	2,500,000	Commercial Mortgage-Backed
Gulf Gate Apartments,			Securities(4) — 1.4%
VRDN, 0.35%, 6/3/10(3)(5)	3,000,000	3,000,000
			Commercial Mortgage
Illinois GO, (Taxable			Pass-Through Certificates,
Pension), 5.10%, 6/1/33(3)	350,000	305,536
			Series 2004 LB3A,
Illinois GO, Series 2010-3,			Class A4 SEQ, VRN,
(Building Bonds), 6.73%,			5.23%, 6/1/10(3)	600,000	620,509
4/1/35	110,000	113,917	Commercial Mortgage
Los Angeles Department			Pass-Through Certificates,
of Water & Power Rev.,			Series 2005 F10A,
(Building Bonds), 5.72%,			Class A1, VRN, 0.44%,
7/1/39(7)	100,000	101,347	6/15/10, resets monthly
Municipal Electric Auth.			off the 1-month LIBOR
Rev., Series 2010 J,			plus 0.10% with no
(Building Bonds), 6.64%,			caps(3)(5)	46,768	46,472
4/1/57(3)	1,170,000	1,203,462	Credit Suisse Mortgage
New Jersey State			Capital Certificates, Series
Turnpike Auth. Rev., Series			2007 TF2A, Class A1, VRN,
2009 F, (Building Bonds),			0.52%, 6/15/10, resets
7.41%, 1/1/40(3)	100,000	122,530	monthly off the 1-month
New York GO, (Building			LIBOR plus 0.18% with
			no caps(3)(5)	560,783	485,519
Bonds), 5.97%, 3/1/36(3)	220,000	225,782
New York State Dormitory			Greenwich Capital
Auth. Rev., (Building			Commercial Funding
Bonds), 5.63%, 3/15/39(3)	120,000	121,396	Corp., Series 2006 FL4A,
			Class A1, VRN, 0.37%,
Orange County Housing			6/7/10, resets monthly off
Finance Auth. Multifamily			the 1-month LIBOR plus
Rev., Series 2002 B,			0.09% with no caps(3)(5)	225,828	213,865
(Millenia), VRDN, 0.34%,
6/15/10 (LOC: FNMA)(3)	965,000	965,000	GS Mortgage Securities
			Corp. II, Series 2005 GG4,
Oregon State Department			Class A4 SEQ, 4.76%,
of Transportation Highway			7/10/39(3)	400,000	397,810
Usertax Rev., Series
2010 A, (Building Bonds),			GS Mortgage Securities
5.83%, 11/15/34(3)	70,000	75,583	Corp. II, Series 2005 GG4,
			Class A4A SEQ, 4.75%,
San Diego County Water			7/10/39(3)	800,000	817,310
Auth. Rev., Series 2010 B,
(Building Bonds), 6.14%,			LB-UBS Commercial
5/1/49(3)	210,000	228,810	Mortgage Trust, Series
			2004 C2, Class A4 SEQ,
Texas GO, (Building			4.37%, 3/15/36(3)	600,000	600,172
Bonds), 5.52%, 4/1/39(3)	410,000	429,910
			LB-UBS Commercial
			Mortgage Trust, Series
			2005 C2, Class A2 SEQ,
			4.82%, 4/15/30(3)	1,061,811	1,061,784

37

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Merrill Lynch Floating			Convertible Preferred Stocks(2)
Trust, Series 2006-1,
Class A1, VRN, 0.41%,			INSURANCE(2)
6/15/10, resets monthly			Aspen Insurance Holdings
off the 1-month LIBOR			Ltd., Series AHL, 5.625%,
plus 0.07% with no			12/31/49(8)	1,719	$ 92,074
caps(3)(5)	$ 846,672	$ 808,320
			LEISURE EQUIPMENT & PRODUCTS(2)
Wachovia Bank			Callaway Golf Co.,
Commercial Mortgage			Series B, 7.50%,
Trust, Series 2004 C11,			6/20/12(8)	85	11,475
Class A3 SEQ, 4.72%,
1/15/41(3)	250,000	252,572	MEDIA(2)
Wachovia Bank			LodgeNet Interactive
Commercial Mortgage			Corp., 10.00%,
Trust, Series 2005 C20,			12/31/49(5)(8)	7	10,876
Class A6A, VRN, 5.11%,			REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
6/1/10	900,000	922,977	Entertainment Properties
Wachovia Bank			Trust, Series E, 9.00%,
Commercial Mortgage			4/20/13(8)	333	8,783
Trust, Series 2006 C23,			Lexington Realty
Class A4, VRN, 5.42%,			Trust, Series C, 6.50%,
6/1/10(3)	1,000,000	1,005,102
			12/31/49(8)	150	5,344
TOTAL COMMERCIAL					14,127
MORTGAGE-BACKED SECURITIES
(Cost $7,333,407)		7,232,412	TOBACCO(2)
			Universal Corp., 6.75%,
Collateralized Mortgage			3/15/13(8)	11	11,321
Obligations(4) — 0.4%			TOTAL CONVERTIBLE
PRIVATE SPONSOR COLLATERALIZED			PREFERRED STOCKS
MORTGAGE OBLIGATIONS(2)			(Cost $139,978)		139,873
MASTR Alternative Loans			Preferred Stocks(2)
Trust, Series 2003-8,
Class 4A1, 7.00%,			REAL ESTATE INVESTMENT TRUSTS (REITs)(2)
12/25/33(3)	25,547	25,616	National Retail Properties,
U.S. GOVERNMENT AGENCY COLLATERALIZED			Inc., Series C, 7.375%,
MORTGAGE OBLIGATIONS — 0.4%			10/12/11(8)	613	14,779
FHLMC, Series 2926,			PS Business Parks, Inc.,
Class EW SEQ, 5.00%,			Series K, 7.95%, 6/7/10(8)	376	9,553
1/15/25(3)	1,400,000	1,502,048	TOTAL PREFERRED STOCKS
FNMA, Series 2002-86,			(Cost $24,340)		24,332
Class KB SEQ, 5.00%,			Temporary Cash Investments — 6.4%
5/25/16(3)	57,551	57,604
FNMA, Series 2003-52,			JPMorgan U.S. Treasury
Class KF SEQ, VRN,			Plus Money Market
0.74%, 6/25/10, resets			Fund Agency Shares
monthly off the 1-month			(Cost $33,907,797)	33,907,797	33,907,797
LIBOR plus 0.40% with a			TOTAL INVESTMENT
cap of 7.50%(3)	370,176	369,304	SECURITIES — 99.9%
		1,928,956	(Cost $484,348,936)		526,219,254
TOTAL COLLATERALIZED			OTHER ASSETS AND
MORTGAGE OBLIGATIONS			LIABILITIES — 0.1%		405,743
(Cost $1,799,164)		1,954,572	TOTAL NET ASSETS — 100.0%		$526,624,997

38

Strategic Allocation: Conservative

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
10,893,454	JPY for AUD	7/30/10	$ 119,938	$ (52)
7,000,001	JPY for EUR	7/30/10	77,071	(2,835)
7,000,000	JPY for GBP	7/30/10	77,071	(2,861)
143,000	AUD for JPY	7/30/10	120,323	(184)
11,000	AUD for USD	7/30/10	9,256	556
18,000	AUD for USD	7/30/10	15,146	1,002
784,457	AUD for USD	7/30/10	660,058	56,967
5,000	CAD for USD	7/30/10	4,751	(16)
5,000	CAD for USD	7/30/10	4,751	48
8,000	CAD for USD	7/30/10	7,601	281
11,000	CAD for USD	7/30/10	10,451	328
99,000	CAD for USD	7/30/10	94,062	2,071
236,000	CAD for USD	7/30/10	224,229	(3,689)
374,922	CHF for USD	7/30/10	323,916	23,884
2,948,626	DKK for USD	7/30/10	486,613	39,655
4,000	EUR for USD	7/30/10	4,912	43
21,000	EUR for USD	7/30/10	25,786	2,056
41,000	EUR for USD	7/30/10	50,345	613
55,000	EUR for USD	7/30/10	67,536	2,399
68,000	EUR for USD	7/30/10	83,499	1,931
482,000	EUR for USD	7/30/10	591,859	3,098
4,000	GBP for USD	7/30/10	5,785	122
7,000	GBP for USD	7/30/10	10,124	257
11,000	GBP for USD	7/30/10	15,910	327
11,901	GBP for USD	7/30/10	17,213	1,027
14,000	GBP for USD	7/30/10	20,249	(269)
25,000	GBP for USD	7/30/10	36,158	62
40,000	GBP for USD	7/30/10	57,854	(291)
1,592,000	JPY for USD	7/30/10	17,528	(345)
1,786,000	JPY for USD	7/30/10	19,664	(142)
1,874,000	JPY for USD	7/30/10	20,633	(405)
2,604,000	JPY for USD	7/30/10	28,670	246
31,000	NOK for USD	7/30/10	4,766	12
612,000	NOK for USD	7/30/10	94,091	6,693
7,000	NZD for USD	7/30/10	4,732	296
21,000	NZD for USD	7/30/10	14,197	(16)
23,000	NZD for USD	7/30/10	15,549	826
83,000	SEK for USD	7/30/10	10,577	492
2,686,737	SEK for USD	7/30/10	342,365	25,077
			$3,795,239	$159,264
(Value on Settlement Date $3,954,503)

39

Strategic Allocation: Conservative

Contracts to Buy		Settlement Date	Value	Unrealized Gain (Loss)
143,000	AUD for JPY	7/30/10	$ 120,323	$ 437
56,248	EUR for JPY	7/30/10	69,068	(5,168)
48,696	GBP for JPY	7/30/10	70,431	(3,778)
10,763,381	JPY for AUD	7/30/10	118,506	(1,633)
710,000	AUD for USD	7/30/10	597,408	(33,366)
2,000	CAD for USD	7/30/10	1,900	(38)
7,000	CAD for USD	7/30/10	6,651	(150)
413,736	CAD for USD	7/30/10	393,101	(17,587)
33,000	CHF for USD	7/30/10	28,511	(275)
69,000	CHF for USD	7/30/10	59,613	(2,472)
41,000	DKK for USD	7/30/10	6,766	(320)
12,000	EUR for USD	7/30/10	14,735	(459)
23,000	EUR for USD	7/30/10	28,242	(1,083)
29,000	EUR for USD	7/30/10	35,610	(14)
31,000	EUR for USD	7/30/10	38,066	(1,826)
47,000	EUR for USD	7/30/10	57,712	(2,765)
53,000	EUR for USD	7/30/10	65,080	315
1,583,841	EUR for USD	7/30/10	1,944,835	(160,471)
1,000	GBP for USD	7/30/10	1,446	(7)
2,000	GBP for USD	7/30/10	2,893	(105)
8,000	GBP for USD	7/30/10	11,571	(518)
14,000	GBP for USD	7/30/10	20,249	(12)
83,000	JPY for USD	7/30/10	914	14
188,000	JPY for USD	7/30/10	2,070	51
261,000	JPY for USD	7/30/10	2,874	23
2,771,000	JPY for USD	7/30/10	30,509	640
3,095,000	JPY for USD	7/30/10	34,076	1,153
24,961,725	JPY for USD	7/30/10	274,832	7,520
996,000	NOK for USD	7/30/10	153,129	(15,086)
420,500	NZD for USD	7/30/10	284,279	(16,169)
			$4,475,400	$(253,149)
(Value on Settlement Date $4,728,549)

Futures Contracts
			Underlying Face
Contracts Purchased		Expiration Date	Amount at Value	Unrealized Gain (Loss)
45	U.S. Long Bond	September 2010	$5,519,531	$(49,328)
15	U.S. Treasury 10-Year Notes	September 2010	1,798,125	(6,127)
			$7,317,656	$(55,455)

			Underlying Face
Contracts Sold		Expiration Date	Amount at Value	Unrealized Gain (Loss)
143	U.S. Treasury 2-Year Notes	September 2010	$31,194,109	$(38,305)

40

Strategic Allocation: Conservative

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$3,200,000	Pay quarterly a fixed rate equal to 0.12% per annum	—	$101,124
	multiplied by the notional amount and receive from
	Barclays Bank plc upon each default event of Pfizer,
	Inc., par value of the proportional notional amount of
	Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.

Notes to Schedule of Investments
ADR = American Depositary Receipt	(1)	Non-income producing.
AUD = Australian Dollar	(2)	Category is less than 0.05% of total net assets.
CAD = Canadian Dollar	(3)	Security, or a portion thereof, has been segregated for when-
CHF = Swiss Franc		issued securities, futures contracts and/or swap agreements. At
		the period end, the aggregate value of securities pledged was
CVA = Certificaten Van Aandelen		$38,883,000.
DKK = Danish Krone	(4)	Final maturity indicated, unless otherwise noted.
Equivalent = Security whose principal payments are backed by the full	(5)	Security was purchased under Rule 144A of the Securities Act of
faith and credit of the United States		1933 or is a private placement and, unless registered under the
EUR = Euro		Act or exempted from registration, may only be sold to qualified
FHLMC = Federal Home Loan Mortgage Corporation		institutional investors. The aggregate value of these securities at
		the period end was $8,389,371, which represented 1.6% of total
FNMA = Federal National Mortgage Association		net assets.
GBP = British Pound	(6)	The debt is guaranteed under the Federal Deposit Insurance
GNMA = Government National Mortgage Association		Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
GO = General Obligation		is backed by the full faith and credit of the United States. The
JPY = Japanese Yen		expiration date of the FDIC’s guarantee is the earlier of the maturity
		date of the debt or December 31, 2012.
LB-UBS = Lehman Brothers, Inc. — UBS AG	(7)	When-issued security.
LIBOR = London Interbank Offered Rate	(8)	Perpetual security. These securities do not have a predetermined
LOC = Letter of Credit		maturity date. The coupon rates are fixed for a period of time and
MASTR = Mortgage Asset Securitization Transactions, Inc.		may be structured to adjust thereafter. Interest reset or next call
NOK = Norwegian Krone		date is indicated, as applicable.
NZD = New Zealand Dollar
resets = The frequency with which a security’s coupon changes,	See Notes to Financial Statements.
based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEK = Swedish Krona
SEQ = Sequential Payer
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar
VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

41

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $484,348,936)	$526,219,254
Foreign currency holdings, at value (cost of $376,138)	375,674
Receivable for investments sold	1,889,049
Receivable for capital shares sold	291,441
Receivable for forward foreign currency exchange contracts	180,522
Receivable for variation margin on futures contracts	15,469
Swap agreements, at value	101,124
Dividends and interest receivable	2,889,719
531,962,252

Liabilities
Disbursements in excess of demand deposit cash	148,137
Payable for investments purchased	3,289,732
Payable for capital shares redeemed	1,056,996
Payable for variation margin on futures contracts	60,328
Payable for forward foreign currency exchange contracts	274,407
Accrued management fees	437,504
Service fees (and distribution fees — A Class and R Class) payable	50,458
Distribution fees payable	19,693
5,337,255

Net Assets	$526,624,997

Net Assets Consist of:
Capital (par value and paid-in surplus)	$527,879,785
Undistributed net investment income	1,786,123
Accumulated net realized loss on investment and foreign currency transactions	(44,766,995)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	41,726,084
$526,624,997

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$222,053,889	43,639,057	$5.09
Institutional Class, $0.01 Par Value	$55,792,510	10,959,103	$5.09
A Class, $0.01 Par Value	$205,846,481	40,475,043	$5.09*
B Class, $0.01 Par Value	$4,957,102	975,473	$5.08
C Class, $0.01 Par Value	$28,150,638	5,538,645	$5.08
R Class, $0.01 Par Value	$9,824,377	1,933,229	$5.08
*Maximum offering price $5.40 (net asset value divided by 0.9425)

See Notes to Financial Statements.

42

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $49,632)	$ 2,840,042
Interest	5,253,053
8,093,095

Expenses:
Management fees	2,856,849
Distribution fees:
B Class	19,311
C Class	109,473
Service fees:
B Class	6,437
C Class	36,491
Distribution and service fees:
A Class	263,960
R Class	21,060
Directors’ fees and expenses	12,821
Other expenses	4,875
3,331,277

Net investment income (loss)	4,761,818

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	21,241,359
Foreign currency transactions	(685,174)
Futures contract transactions	(723,578)
Swap agreement transactions	(1,941)
19,830,666

Change in net unrealized appreciation (depreciation) on:
Investments	(23,866,292)
Translation of assets and liabilities in foreign currencies	(206,846)
Futures contracts	(124,427)
Swap agreements	(16,193)
(24,213,758)

Net realized and unrealized gain (loss)	(4,383,092)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 378,726

See Notes to Financial Statements.

43

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 4,761,818	$ 11,274,078
Net realized gain (loss)	19,830,666	(42,277,140)
Change in net unrealized appreciation (depreciation)	(24,213,758)	116,875,301
Net increase (decrease) in net assets resulting from operations	378,726	85,872,239

Distributions to Shareholders
From net investment income:
Investor Class	(1,995,035)	(4,102,363)
Institutional Class	(1,268,453)	(2,625,441)
A Class	(1,632,903)	(3,447,687)
B Class	(18,961)	(49,659)
C Class	(107,137)	(251,638)
R Class	(51,289)	(80,189)
Decrease in net assets from distributions	(5,073,778)	(10,556,977)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(76,924,445)	10,843,896

Net increase (decrease) in net assets	(81,619,497)	86,159,158

Net Assets
Beginning of period	608,244,494	522,085,336
End of period	$526,624,997	$608,244,494

Undistributed net investment income	$1,786,123	$2,098,083

See Notes to Financial Statements.

44

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its mix of asset types. The fund pursues its objective by diversifying investments among three asset classes —equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of the fund. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

45

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

46

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended May 28, 2010 was 0.99% for the Investor Class, A Class, B Class, C Class and R Class and 0.79% for the Institutional Class.

ACIM has entered into a Subadvisory Agreement with American Century Global Investment Management, Inc. (ACGIM) (the subadvisor) (see Note 10) on behalf of the fund. The subadvisor makes investment decisions for the international and emerging markets portions of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining ACGIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 28, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the corporation’s subadvisor, ACGIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

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The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended May 28, 2010, totaled $229,278,409, of which $32,469,723 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, totaled $298,070,176, of which $79,479,159 represented U.S. Treasury and Agency obligations.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended May 28, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	4,796,618	$ 24,836,476	11,601,097	$ 53,855,823
Issued in reinvestment of distributions	371,191	1,928,782	856,546	3,961,595
Redeemed	(5,321,875)	(27,406,160)	(11,345,707)	(52,284,087)
	(154,066)	(640,902)	1,111,936	5,533,331
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	3,532,516	18,278,160	6,828,721	31,799,127
Issued in reinvestment of distributions	243,105	1,263,607	568,027	2,620,191
Redeemed	(17,447,734)	(89,100,363)	(9,663,857)	(43,840,046)
	(13,672,113)	(69,558,596)	(2,267,109)	(9,420,728)
A Class/Shares Authorized	225,000,000		225,000,000
Sold	5,686,368	29,360,045	15,448,788	71,735,881
Issued in reinvestment of distributions	309,129	1,606,373	730,077	3,376,380
Redeemed	(7,403,055)	(38,397,941)	(15,982,141)	(73,170,377)
	(1,407,558)	(7,431,523)	196,724	1,941,884
B Class/Shares Authorized	25,000,000		25,000,000
Sold	28,223	145,821	342,353	1,556,918
Issued in reinvestment of distributions	3,093	16,066	8,274	38,455
Redeemed	(106,728)	(553,179)	(189,165)	(850,613)
	(75,412)	(391,292)	161,462	744,760
C Class/Shares Authorized	25,000,000		25,000,000
Sold	907,731	4,689,858	2,767,247	12,808,114
Issued in reinvestment of distributions	17,324	89,996	40,585	189,150
Redeemed	(1,140,421)	(5,892,960)	(1,225,780)	(5,670,625)
	(215,366)	(1,113,106)	1,582,052	7,326,639
R Class/Shares Authorized	25,000,000		25,000,000
Sold	659,034	3,410,042	1,722,906	7,852,748
Issued in reinvestment of distributions	9,871	51,289	17,189	79,982
Redeemed	(242,699)	(1,250,357)	(692,759)	(3,214,720)
	426,206	2,210,974	1,047,336	4,718,010
Net increase (decrease)	(15,098,309)	$(76,924,445)	1,832,401	$ 10,843,896

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$191,071,641	—	—
Foreign Common Stocks	6,367,584	$ 29,037,530	—
U.S. Treasury Securities	—	80,390,807	—
U.S. Government Agency Mortgage-Backed Securities	—	55,838,753	—
Corporate Bonds	—	54,652,583	—
Sovereign Governments & Agencies	—	35,078,112	—
U.S. Government Agency Securities and Equivalents	—	20,231,928	—
Municipal Securities	—	10,291,330	—
Commercial Mortgage-Backed Securities	—	7,232,412	—
Collateralized Mortgage Obligations	—	1,954,572	—
Convertible Preferred Stocks	—	139,873	—
Preferred Stocks	—	24,332	—
Temporary Cash Investments	33,907,797	—	—
Total Value of Investment Securities	$231,347,022	$294,872,232	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(93,885)	—
Futures Contracts	$(93,760)	—	—
Swap Agreements	—	101,124	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(93,760)	$ 7,239	—

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6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund held no equity price risk derivative instruments at period end. The fund regularly participated in equity price risk derivative instruments during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties

50

do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of May 28, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement of		Location on Statement of
Type of Derivative	Assets and Liabilities	Value	Assets and Liabilities	Value
Credit Risk	Swap agreements	$101,124	Swap agreements	—
Foreign Currency Risk	Receivable for forward foreign	180,522	Payable for forward foreign	$274,407
	currency exchange contracts		currency exchange contracts
Interest Rate Risk	Receivable for variation margin	15,469	Payable for variation margin	60,328
	on futures contracts		on futures contracts
		$297,115		$334,735

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended
May 28, 2010

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations	Value	Statement of Operations	Value
Credit Risk	Net realized gain (loss) on	$ (1,941)	Change in net unrealized	$ (16,193)
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Equity Price Risk	Net realized gain (loss) on	(848,834)	Change in net unrealized	(19,192)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	4,832	Change in net unrealized	(122,231)
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
Interest Rate Risk	Net realized gain (loss) on	125,256	Change in net unrealized	(105,235)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$(720,687)		$(262,851)

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, foreign taxes, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$500,266,046
Gross tax appreciation of investments	$ 36,774,230
Gross tax depreciation of investments	(10,821,022)
Net tax appreciation (depreciation) of investments	$ 25,953,208

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2009, the fund had accumulated capital losses of $(44,708,256), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(3,609,555) and $(41,098,701) expire in 2016 and 2017, respectively.

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10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010 and took effect on July 16, 2010. The new agreement is also substantially identical to the terminated agreement (except for the date and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

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Financial Highlights

Strategic Allocation: Conservative

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.13	$4.47	$5.98	$5.84	$5.65	$5.70
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.10	0.14	0.16	0.15	0.11
Net Realized and
Unrealized Gain (Loss)	(0.04)	0.66	(1.13)	0.31	0.36	0.18
Total From
Investment Operations	0.01	0.76	(0.99)	0.47	0.51	0.29
Distributions
From Net
Investment Income	(0.05)	(0.10)	(0.15)	(0.16)	(0.14)	(0.11)
From Net
Realized Gains	—	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.05)	(0.10)	(0.52)	(0.33)	(0.32)	(0.34)
Net Asset Value,
End of Period	$5.09	$5.13	$4.47	$5.98	$5.84	$5.65

Total Return(3)	0.09%	17.18%	(17.93)%	8.31%	9.33%	5.22%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.00%(4)	1.00%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.69%(4)	2.19%	2.58%	2.67%	2.61%	2.02%
Portfolio Turnover Rate	42%	128%	168%	172%	242%	257%
Net Assets, End of Period
(in thousands)	$222,054	$224,600	$190,824	$303,358	$401,181	$377,910
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
See Notes to Financial Statements.

54

Strategic Allocation: Conservative

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.13	$4.47	$5.98	$5.85	$5.66	$5.70
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.11	0.15	0.17	0.16	0.12
Net Realized and
Unrealized Gain (Loss)	(0.04)	0.66	(1.13)	0.30	0.36	0.19
Total From
Investment Operations	0.01	0.77	(0.98)	0.47	0.52	0.31
Distributions
From Net
Investment Income	(0.05)	(0.11)	(0.16)	(0.17)	(0.15)	(0.12)
From Net
Realized Gains	—	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.05)	(0.11)	(0.53)	(0.34)	(0.33)	(0.35)
Net Asset Value,
End of Period	$5.09	$5.13	$4.47	$5.98	$5.85	$5.66

Total Return(3)	0.19%	17.41%	(17.76)%	8.34%	9.54%	5.61%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.80%(4)	0.80%	0.79%	0.79%	0.79%	0.79%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.89%(4)	2.39%	2.78%	2.87%	2.81%	2.22%
Portfolio Turnover Rate	42%	128%	168%	172%	242%	257%
Net Assets, End of Period
(in thousands)	$55,793	$126,394	$120,336	$160,230	$156,120	$156,358
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

55

Strategic Allocation: Conservative

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.13	$4.47	$5.98	$5.84	$5.65	$5.70
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.04	0.09	0.12	0.14	0.13	0.10
Net Realized and
Unrealized Gain (Loss)	(0.04)	0.65	(1.12)	0.31	0.36	0.17
Total From
Investment Operations	—	0.74	(1.00)	0.45	0.49	0.27
Distributions
From Net
Investment Income	(0.04)	(0.08)	(0.14)	(0.14)	(0.12)	(0.09)
From Net
Realized Gains	—	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.04)	(0.08)	(0.51)	(0.31)	(0.30)	(0.32)
Net Asset Value,
End of Period	$5.09	$5.13	$4.47	$5.98	$5.84	$5.65

Total Return(4)	(0.04)%	16.89%	(18.13)%	8.04%	9.06%	4.96%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.25%(5)	1.25%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.44%(5)	1.94%	2.33%	2.42%	2.36%	1.77%
Portfolio Turnover Rate	42%	128%	168%	172%	242%	257%
Net Assets, End of Period
(in thousands)	$205,846	$214,683	$186,277	$176,001	$164,030	$159,734
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 28, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

56

Strategic Allocation: Conservative

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.12	$4.46	$5.97	$5.83	$5.64	$5.69
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.05	0.08	0.10	0.09	0.06
Net Realized and
Unrealized Gain (Loss)	(0.04)	0.66	(1.12)	0.31	0.36	0.17
Total From
Investment Operations	(0.02)	0.71	(1.04)	0.41	0.45	0.23
Distributions
From Net
Investment Income	(0.02)	(0.05)	(0.10)	(0.10)	(0.08)	(0.05)
From Net
Realized Gains	—	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.02)	(0.05)	(0.47)	(0.27)	(0.26)	(0.28)
Net Asset Value,
End of Period	$5.08	$5.12	$4.46	$5.97	$5.83	$5.64

Total Return(3)	(0.43)%	16.05%	(18.79)%	7.25%	8.27%	4.23%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.00%(4)	2.00%	1.99%	1.99%	1.99%	1.99%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.69%(4)	1.19%	1.58%	1.67%	1.61%	1.02%
Portfolio Turnover Rate	42%	128%	168%	172%	242%	257%
Net Assets, End of Period
(in thousands)	$4,957	$5,381	$3,970	$4,129	$2,790	$1,670
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

57

Strategic Allocation: Conservative

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.12	$4.46	$5.97	$5.83	$5.64	$5.69
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.05	0.08	0.10	0.09	0.06
Net Realized and
Unrealized Gain (Loss)	(0.04)	0.66	(1.12)	0.31	0.36	0.17
Total From
Investment Operations	(0.02)	0.71	(1.04)	0.41	0.45	0.23
Distributions
From Net
Investment Income	(0.02)	(0.05)	(0.10)	(0.10)	(0.08)	(0.05)
From Net
Realized Gains	—	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.02)	(0.05)	(0.47)	(0.27)	(0.26)	(0.28)
Net Asset Value,
End of Period	$5.08	$5.12	$4.46	$5.97	$5.83	$5.64

Total Return(3)	(0.43)%	16.05%	(18.79)%	7.25%	8.27%	4.18%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.00%(4)	2.00%	1.99%	1.99%	1.99%	1.99%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.69%(4)	1.19%	1.58%	1.67%	1.61%	1.02%
Portfolio Turnover Rate	42%	128%	168%	172%	242%	257%
Net Assets, End of Period
(in thousands)	$28,151	$29,468	$18,626	$15,954	$11,774	$6,967
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

58

Strategic Allocation: Conservative

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$5.12	$4.46	$5.97	$5.84	$5.65	$5.50
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.03	0.08	0.11	0.13	0.12	0.06
Net Realized and
Unrealized Gain (Loss)	(0.04)	0.65	(1.13)	0.30	0.36	0.14
Total From
Investment Operations	(0.01)	0.73	(1.02)	0.43	0.48	0.20
Distributions
From Net
Investment Income	(0.03)	(0.07)	(0.12)	(0.13)	(0.11)	(0.05)
From Net
Realized Gains	—	—	(0.37)	(0.17)	(0.18)	—
Total Distributions	(0.03)	(0.07)	(0.49)	(0.30)	(0.29)	(0.05)
Net Asset Value,
End of Period	$5.08	$5.12	$4.46	$5.97	$5.84	$5.65

Total Return(4)	(0.17)%	16.63%	(18.38)%	7.60%	8.80%	3.56%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.50%(5)	1.50%	1.49%	1.49%	1.49%	1.49%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.19%(5)	1.69%	2.08%	2.17%	2.11%	1.72%(5)
Portfolio Turnover Rate	42%	128%	168%	172%	242%	257%(6)
Net Assets, End of Period
(in thousands)	$9,824	$7,718	$2,052	$961	$631	$97
(1)	Six months ended May 28, 2010 (unaudited).
(2)	March 31, 2005 (commencement of sale) through November 30, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

59

Board Approval of Management and Subadvisory Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Global Investment Management, Inc. (“ACGIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subadvisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subadvisor after the termination of the Prior Agreements and until shareholder approval of a new management agreement with the Advisor (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.

The Board did not approve a new permanent subadvisory agreement with ACGIM as American Century has indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, resulting in a single investment advisor for the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of the Subadvisor in the Proposed Agreement. Under the Proposed Agreement, the Advisor will provide the same services as provided by the Advisor and the Subadvisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

60

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subadvisor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of both the Advisor and the Subadvisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

61

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

62

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor (and, historically, the Subadvisor) utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

63

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable

64

Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

65

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The Barclays Capital U.S. 1- to 3-Month Treasury Bill Index is a component of the Short Treasury Index, which includes aged U.S. Treasury bills, notes and bonds and excludes zero coupon strips.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High-Yield Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets. The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

67

Notes

68

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Strategic Asset Allocations, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68679

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)		There were no changes in the registrant's internal control over financial reporting (as defined in
		Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's
		second fiscal quarter of the period covered by this report that have materially affected, or are
		reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	(1)	Not applicable for semiannual report filings.

(a)	(2)	Separate certifications by the registrant’s principal executive officer and principal financial
		officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
		Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)	(3)	Not applicable.

(b)		A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
		Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
		99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 27, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 27, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 27, 2010